SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
(NO. 33-64845)
UNDER THE SECURITIES ACT OF 1933
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Pre-Effective Amendment No.
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Post-Effective Amendment No. 100
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and
REGISTRATION STATEMENT
(NO. 811-07443)
UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 102
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VANGUARD WHITEHALL FUNDS
(Exact Name of Registrant as Specified in Declaration of Trust)

P.O. Box 2600, Valley Forge, PA 19482
(Address of Principal Executive Office)
Registrant’s Telephone Number (610) 669-1000
Tonya T. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
It is proposed that this filing will become effective (check appropriate box)
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immediately upon filing pursuant to paragraph (b)
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on February 28, 2025, pursuant to paragraph (b)
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60 days after filing pursuant to paragraph (a)(1)
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on (date) pursuant to paragraph (a)(1)
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75 days after filing pursuant to paragraph (a)(2)
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on (date) pursuant to paragraph (a)(2) of rule 485 If appropriate, check the following box:
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This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Vanguard Advice Select International Growth Fund
Prospectus
 February 28, 2025
Admiral™ Shares
Vanguard Advice Select International Growth Fund Admiral Shares (VAIGX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2024.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.37%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.40%
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Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests predominantly in the stocks of companies located outside the United States and is expected to diversify its assets in countries across developed and emerging markets. In selecting stocks, the Fund’s advisors evaluate foreign markets around the world and choose a select group of large-, mid-, and small-capitalization companies considered to have above-average growth potential.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:
• Investment style risk, which is the chance that returns from non-U.S. growth stocks and, to the extent that the Fund is invested in them, small- and mid-cap stocks, will trail returns from global stock markets. Historically, non-U.S. small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently.
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• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.
• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets.
• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.
• Special risks of investing in China. The Fund’s investments in companies or issuers economically tied to China are subject to the country/regional, emerging markets, and currency risks described above, in addition to unique risks. Investments economically tied to China are associated with considerable degrees of social and humanitarian, legal, regulatory, political, and economic uncertainty. Risks described above may be more pronounced for the Fund. All of these factors, among others, could have negative impacts on the Fund. For example, the Fund may not be able to access its desired amount of shares of companies incorporated in China that trade on the Shanghai and Shenzhen Stock Exchanges (A-shares) and/or the Hong Kong Stock Exchange (H-shares), which may cause the Fund to miss out on desirable investment opportunities. Investments economically tied to China may be (or become in the future) restricted or sanctioned by the U.S. government or another government, which could cause these securities to decline in value or become less liquid. If the Fund’s holdings become impacted by restrictions or sanctions, the Fund may incur losses. Additionally, the Fund may gain exposure to certain companies in China through legal structures known as variable interest entities (VIEs), which provide exposure to Chinese companies through contractual arrangements
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instead of equity ownership. Investing through a VIE does not offer the same level of investor protection as direct ownership and is subject to risks including breach of the contractual arrangements, difficulty in enforcing the contractual arrangements outside of the U.S., and intervention by the U.S. government. These risks could significantly affect a VIE’s market value, which in turn could impact the Fund’s performance.
• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investments in the consumer discretionary and information technology sectors subject the Fund to proportionately higher exposure to the risks of these sectors.
• Asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.
• Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and another comparative index, which have investment characteristics similar to those of the Fund. Returns for the MSCI indexes shown are adjusted for withholding taxes. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
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Annual Total Returns — Vanguard Advice Select International Growth Fund Admiral Shares

	Total Return	Quarter
Highest	16.44%	March 31, 2023
Lowest	-23.19%	June 30, 2022
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	Since Fund Inception	Fund Inception Date
Vanguard Advice Select International Growth Fund Admiral Shares			11/09/2021
Return Before Taxes	18.88%	-7.84%
Return After Taxes on Distributions	18.76	-7.88
Return After Taxes on Distributions and Sale of Fund Shares	11.25	-5.84
MSCI All Country World Growth ex US (reflects no deduction for fees or expenses)	5.07%	-3.34%
MSCI ACWI ex USA Index (reflects no deduction for fees or expenses)	5.53	0.20
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
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Investment Advisor
Baillie Gifford Overseas Ltd. (Baillie Gifford)
Portfolio Managers
Spencer Adair, CFA, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford, and Investment Manager for Global Alpha Strategy. He has co-managed the Fund since 2022.

Lawrence Burns, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford, and Investment Manager for Scottish Mortgage Investment Trust, Global Outliers, and International Growth Strategies. He has co-managed the Fund since its inception in 2021.
Purchase and Sale of Fund Shares
Admiral Shares of the Fund are generally only available to clients enrolled in certain Vanguard advice programs. Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them. You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). There is no minimum investment amount required to open and maintain a Fund account for Admiral Shares. The minimum investment amount required to add to an existing Fund account is generally $1.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Throughout the prospectus, this     symbol is used to mark detailed information about some of the risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Advice Select International
Growth Fund’s expense ratio would be 0.40%, or $4.00 per $1,000 of average net assets. The average expense ratio for international multi-cap growth funds in 2023 was 1.00%, or $10.00 per $1,000 of average net assets
(derived from data provided by Lipper, a Thomas Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote,
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unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote.
Market Exposure
The Fund invests mainly in common stocks of non-U.S. companies that are considered to have the potential for rapid or sustained growth.

The Fund is subject to investment style risk, which is the chance that returns from non-U.S. growth stocks and, to the extent that the Fund is invested in them, small- and mid-cap stocks, will trail returns from global stock markets. Historically, non-U.S. small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently.
Plain Talk About Growth Funds and Value Funds
Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally invest in stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields, if any, and above-average prices in relation to measures such as earnings and book value. Value funds typically invest in stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Value stocks also may remain undervalued by the market for long periods of time. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
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The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

The Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.
Special risks of investing in China. The Fund invests in companies or issuers economically tied to China, which subjects the Fund to risks not typically associated with investments in more established markets. Investments in companies or issuers economically tied to China are subject to all of the foreign investment risks described in this prospectus, as well as to the special risks and considerations discussed below. Foreign investment risks (country/regional risk, emerging markets risk, currency risk, and geopolitical and sanctions risk) may be more pronounced with respect to the Fund’s investments economically tied to China or for the Fund as a whole. Each of these factors could increase the Fund’s volatility, cause the Fund to incur losses, or otherwise impact the Fund’s performance.
Investments in companies or issuers economically tied to China are subject to considerable degrees of social and humanitarian, legal, regulatory, political, and economic uncertainty. For example, the Chinese government has historically exercised authority over publicly traded Chinese companies and may continue to do so. This authority can include, but is not limited to, dictating what types of products Chinese companies should produce and to whom such products can be sold, nationalizing or seizing assets, and pursuing regulatory enforcement in an unpredictable manner. The Chinese government’s monetary policy, which may include restricting currency access or devaluing Chinese currency, could have a negative impact on the Fund’s ability to effectively trade in the Chinese markets. China has ongoing disputes with Hong Kong, Taiwan, the Xinjiang region and the
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Uyghur population, and other neighboring areas. These disputes continue to escalate due to ongoing Chinese military exercises (such as land reclamation efforts in the South China Sea), policymaking within China, assertions of human rights violations by the UN and other developed nations, and statements from high-ranking Chinese government officials. In addition, the Chinese government has been accused of participating in state-sponsored cyberattacks against other foreign countries and foreign companies. Concerns have also been raised regarding Chinese companies that engage in activities that potentially pose a national security threat to the United States and other countries. Actual or threatened responses to these activities, including sanctions or other restrictions (such as tariffs or embargoes) imposed by the United States or other countries, can significantly impact the Chinese economy and companies or issuers economically tied to China. The Chinese government may also itself impose trade restrictions on Chinese companies. Compliance with sanctions could lead to a large market selloff, which could result in significant losses to the Fund if the Fund holds securities that are sanctioned. All of these factors could cause the Fund’s investments in companies or issuers economically tied to China to decline in value or become less liquid.
The Fund may be subject to additional risks depending on the types of Chinese securities in which it invests and how it gains exposure to those securities. Companies incorporated in China can issue different types of shares depending on the exchange on which the shares will trade and the types of investors to whom the shares will be available. For example, A-shares are traded on the Shanghai and Shenzhen Stock exchanges and are available to the Fund through the China Stock Connect program (Stock Connect) or with a license granted under the qualified foreign investor (QFI) framework. To the extent that the Fund invests in A-shares, the Fund is subject to the risk that it will not be able to access its desired amount of A-shares through Stock Connect or a QFI license. There is no guarantee that the Chinese government will continue to allow investment through Stock Connect and/or the QFI framework. Investing through these channels is also subject to trading restrictions and suspensions and operational, clearing, and settlement risks. H-shares are traded on the Hong Kong Stock Exchange and are generally available to all investors, but are subject to the risk that the Hong Kong stock market may have little to no correlation to the performance of the mainland Chinese stock market.
The Fund may also gain exposure to Chinese companies through legal structures known as variable interest entities (VIEs), which provide exposure to a Chinese company through contractual arrangements instead of equity ownership. Investing through a VIE does not offer the same level of investor protection as direct ownership and is subject to risks including breach of the contractual arrangements, difficulty in enforcing the contractual arrangements
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outside of the United States, and intervention by the Chinese government. These risks could significantly affect a VIE’s market value, which in turn could impact the Fund’s performance.

The Fund is subject to asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

The Fund is subject to nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.
Plain Talk About International Investing
U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar auditing, legal, tax, regulatory, financial reporting, accounting, and recordkeeping standards and practices as U.S. companies and the U.S.
government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to different levels of government supervision and regulation than their counterparts in the
United States. Further, the imposition of economic or other sanctions on the
United States by a foreign country, or on a foreign country or issuer by the
United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

Geopolitical & Sanctions risk. Investing can be affected by geopolitical events such as wars, terrorism or other national security concerns, or global health crises. Due to growing dependencies between global economies, these geopolitical events can negatively affect global securities, markets, and economies. It is possible that events which only impact one country/region could have negative short- or long-term effects on markets, issuers, and/or foreign exchanges, in both the U.S. and other countries.
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At times, the U.S. government, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities. Vanguard’s compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to a Fund’s portfolio holdings and its returns could be negatively impacted. In lieu of sanctions, a company, or specific goods that a company produces, could be subjected to trade embargoes or tariffs which do not prohibit investing in the company but could impact the value of the company.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund’s investments and Fund performance.
Security Selection
In selecting stocks, Baillie Gifford, advisor to the Fund, follows an investment approach based on making long-term investments in well-researched and well-managed businesses with above-average growth potential.
Baillie Gifford analyzes a company’s ability to grow at an above-average rate by considering the industry in which it operates, any sustainable competitive advantages the company has within that industry, the ability of management to execute on the market opportunity before them, and whether the company can fund growth with internally generated cash flows. Baillie Gifford also considers the valuation of the company to understand the extent to which the market has already appreciated these factors. Historically, Baillie Gifford has been willing to pay a premium for companies it believes can deliver superior growth. Baillie Gifford pays particular attention to companies that have the potential to deliver outsize returns through rapid or sustained growth.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investments in the consumer discretionary and information technology sectors subject the Fund to proportionately higher exposure to the risks of these sectors.
Ownership Limitations
As the assets managed by Vanguard and its external advisors continue to grow, the securities held by Vanguard funds increasingly are impacted by ownership limitations. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions
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can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, Vanguard is also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. Vanguard attempts to mitigate the impacts of ownership limitations on Vanguard funds through the various methods discussed below in Methods to address ownership limitations. However, it is possible that these methods will be unsuccessful.
Impacts of ownership limitations. When an ownership limitation applies, Vanguard may need to tell the Vanguard funds how much of impacted securities each fund can buy and hold. When this occurs, a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund’s advisor not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps Vanguard and the Vanguard funds take to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets Vanguard and its third-party advisors manage, the more likely it is that ownership limitations could affect Vanguard funds negatively.
Methods to address ownership limitations. Vanguard and the Vanguard funds try to manage the negative impacts that ownership limitations could have on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief, and there is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to obtain additional relief from ownership limitations in the future. In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked,
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forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. The risks of derivatives use are discussed elsewhere in the prospectus.
Other Investment Policies and Risks
In addition to investing in stocks of foreign companies, the Fund may make other kinds of investments to achieve its investment objective. The Fund may invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. The Fund may also invest in convertible securities, preference shares, warrants, and rights. Instruments may be acquired in reliance on Rule 144A or other available exemption or safe harbor (which includes but is not limited to purchasing through rights issues, private placements, IPOs or other public offerings).
The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. Derivatives may be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually
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30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements.
Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements and foreign currency exchange forward contracts—tend to be more specialized or complex and may be more difficult to accurately value.

Cash Management
The Fund’s daily cash balance may be invested in Vanguard Market Liquidity Fund, a government money market fund, and/or Vanguard Municipal Low Duration Fund, a short-term municipal bond fund (each, a CMT Fund). When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Redemption Requests
Methods used to meet redemption requests. Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to first meet redemptions from a cash or cash equivalent reserve. Alternatively, Vanguard may instruct the advisors to sell a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction
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to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits
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in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately. A Fund may also invest beyond its normal limits in derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
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• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.
• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows the turnover rate for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s
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return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
Baillie Gifford Overseas Ltd. (Baillie Gifford), Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients. Baillie Gifford had assets under management that totaled approximately $282 billion as of October 30, 2024. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.

The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The
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performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the MSCI ACWI ex USA Growth Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
For the fiscal year ended October 31, 2024, the advisory fee represented an effective annual rate of 0.22% of the Fund’s average net assets before a performance-based decrease of 0.02%.
Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund’s investment advisory agreement, see the semiannual report to shareholders covering the fiscal period ended April 30, 2024.
The managers primarily responsible for the day-to-day management of the Fund are:
Spencer Adair, CFA, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford, and Investment Manager for Global Alpha Strategy. He has managed assets with Baillie Gifford since 2000 and has co-managed the Fund since 2022. He holds a B.S. in Medicine from the University of St. Andrews.

Lawrence Burns, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford, and Investment Manager for Scottish Mortgage Investment Trust, Global Outliers, and International Growth Strategies. He has worked in investment management with Baillie Gifford since 2009, has managed investment portfolios since 2012, and has co-managed the Fund since its inception in 2021. Education: B.A., University of Cambridge.
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The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are taxable as if received in December.
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• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax deduction on “qualified REIT dividends,” if any, distributed by the Fund.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard makes changes that would impact the Fund directly or indirectly, including if Vanguard makes changes to the Fund’s portfolio or to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special
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election, you will generally be required to include in your income, for U.S. federal income tax purposes, your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
Plain Talk About Buying a Dividend
Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19
(not counting market change). You still have only $5,000 (250 shares x $19 =
$4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
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Special notice to non-U.S. investors. The Fund offered for sale in this prospectus is primarily intended to be made available to U.S. residents and may not be appropriate for investors taxable outside of the United States. Non-U.S. investors should visit the non-U.S. investors page on our website at global.vanguard.com for information about Vanguard’s non-U.S. products.
Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements under the Internal Revenue Code, as well as any non-U.S. taxes imposed by the investor’s relevant tax jurisdiction, may apply to an investment in the Fund. Non-U.S. investors should consult their own tax advisors with respect to any particular U.S. or non-U.S. tax consequences of their investment in the Fund.
Share Price
Share price, also known as NAV, is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares,
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including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
The Fund has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Fund will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Fund after such acceptance.
Vanguard fund share prices are published daily on our website at vanguard.com/prices.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard Advice Select International Growth Fund
	Year Ended October 31,		November 9, 2021[1] to October 31,
For a Share Outstanding Throughout Each Period	2024	2023	2022
Net Asset Value, Beginning of Period	$13.42	$12.65	$25.00
Investment Operations
Net Investment Income (Loss)[2]	.068	.032	(.009)
Net Realized and Unrealized Gain (Loss) on Investments	6.413	.738	(12.341)
Total from Investment Operations	6.481	.770	(12.350)
Distributions
Dividends from Net Investment Income	(.021)	—	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.021)	—	—
Net Asset Value, End of Period	$19.88	$13.42	$12.65
Total Return[3]	48.33%	6.09%	-49.40%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$987	$494	$196
Ratio of Total Expenses to Average Net Assets	0.40%[4]	0.41%[4]	0.42%[5]
Ratio of Net Investment Income to Average Net Assets	0.38%	0.20%	(0.06%)[5]
Portfolio Turnover Rate	25%	8%	11%

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of (0.02%) and (0.02%).
5	Annualized.
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Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the policies in this section without notice. Please call or check online for current information. See Contacting Vanguard.
In certain circumstances, Vanguard fund shares can be held directly with Vanguard. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums
To open and maintain an account. Admiral Shares of the fund are generally only available to clients enrolled in certain Vanguard advice programs. Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them. There is no minimum investment amount required to open and maintain a Fund account for Admiral Shares.
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To add to an existing account. Generally $1.
How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—4437).
By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
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Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
If applicable, orders by Vanguard Funds of Funds will be treated as received by the Fund at the same time corresponding orders are received in proper form by the Vanguard Funds of Funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
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Other Purchase Rules You Should Know
Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
Online. You may request a redemption of shares or request an exchange through our website.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
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How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Wealth Management clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated
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disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make
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additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund in an account with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone.
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You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access) or by telephone. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
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Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transfers to a shareholder’s donor advised fund managed by Vanguard Charitable.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.
• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.
• Redemptions of shares to pay fund or account fees.
• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).
• Transfers and reregistrations of shares within the same fund.
• Purchases of shares by asset transfer or direct rollover.
• Conversions of shares from one share class to another in the same fund.
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• Checkwriting redemptions.
• Section 529 college savings plans.
• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
• Purchases of shares with participant payroll or employer contributions or loan repayments.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Distributions, loans, and in-service withdrawals from a plan.
• Redemptions of shares as part of a plan termination or at the direction of the plan.
• Transactions executed through the Vanguard Managed Account Program.
• Redemptions of shares to pay fund or account fees.
• Share or asset transfers or rollovers.
• Reregistrations of shares.
• Conversions of shares from one share class to another in the same fund.
• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
*The following Vanguard fund accounts are also subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If
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necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
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Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
• Authorization to act on the account (as the account owner or by legal documentation or other means).
• Account registration and address.
• Fund name and account number, if applicable.
• Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
• Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
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Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Invalid Addresses
If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Account Service Fee
Vanguard may charge a $25 account service fee on fund accounts that have a balance below $5,000,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds,
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regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $25, will be deducted from fund accounts subject to the fee once per calendar year.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or
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options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Shareholder Rights
The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Whitehall Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
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Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Shareholder Reports and Financial Statements
Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports. The Fund’s Financial Statements and Other Information is filed with the SEC on Form N-CSR and available on our website.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of a Fund’s portfolio holdings.
Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.
• If you have any questions about a Fund or Vanguard, including those about a Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
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• Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to a Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
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Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
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Additional Information
The Trust’s Bylaws designate Delaware courts as the sole and exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, provided that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard Advice Select International Growth Fund	11/9/2021	VanAdvIntlGrAdm	4437	921946760
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
CFA® is a registered trademark owned by CFA Institute.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.
Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
MSCI ACWI ex USA Index. An index that tracks stock markets in countries included in the MSCI EAFE Index plus Canada and a number of emerging markets, but excluding the United States.
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MSCI ACWI ex USA Growth Index. An index that captures large and mid-cap securities exhibiting overall growth style characteristics across developed and emerging markets, but excluding the United States.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Return of Capital. A return of capital occurs when a fund’s distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a fund. In general, a return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Advice Select International Growth Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a participant in an employer-sponsored plan:
Telephone: 800-523-1188; Text telephone for people with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-07443
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 4437 022025

Vanguard Advice Select Dividend Growth Fund
Prospectus
 February 28, 2025
Admiral™ Shares
Vanguard Advice Select Dividend Growth Fund Admiral Shares (VADGX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2024.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
The Fund seeks to provide, primarily, a growing stream of income over time and, secondarily, long-term capital appreciation and current income.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.39%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.41%
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Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$42	$132	$230	$518
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in stocks that tend to offer current dividends. The Fund focuses on high-quality companies that have prospects for long-term total returns as a result of their ability to grow earnings and their willingness to increase dividends over time. Under normal circumstances, the Fund will invest at least 80% of its assets in dividend paying securities. These securities typically—but not always—will be large-cap, will be undervalued relative to the market, and will show potential for increasing dividends. The Fund seeks to invest broadly across industry sectors.
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Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
• Investment style risk, which is the chance that the returns from dividend-paying large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.
• Asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.
• Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and another comparative index, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard Advice Select Dividend Growth Fund Admiral Shares

	Total Return	Quarter
Highest	13.69%	December 31, 2022
Lowest	-8.02%	June 30, 2022
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	Since Fund Inception	Fund Inception Date
Vanguard Advice Select Dividend Growth Fund Admiral Shares			11/09/2021
Return Before Taxes	10.71%	6.46%
Return After Taxes on Distributions	10.16	6.11
Return After Taxes on Distributions and Sale of Fund Shares	6.67	4.96
S&P U.S. Dividend Growers Index (reflects no deduction for fees, expenses, or taxes)	17.07%	7.33%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	7.59
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Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
Wellington Management Company LLP (Wellington Management)
Portfolio Managers
Donald J. Kilbride, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has managed the Fund since its inception in 2021.

Peter C. Fisher, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has co-managed the Fund since December 2024.
Purchase and Sale of Fund Shares
Admiral Shares of the Fund are generally only available to clients enrolled in certain Vanguard advice programs. Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them. You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). There is no minimum investment amount required to open and maintain a Fund account for Admiral Shares. The minimum investment amount required to add to an existing Fund account is generally $1.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
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Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Throughout the prospectus, this     symbol is used to mark detailed information about some of the risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Advice Select Dividend Growth
Fund’s expense ratio would be 0.41%, or $4.10 per $1,000 of average net assets. The average expense ratio for equity income funds in 2023 was
1.03%, or $10.30 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the
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Fund’s investment objective is not fundamental and may be changed without a shareholder vote. The Fund may change its 80% policy only upon 60 days’ notice to shareholders.
Market Exposure
The Fund will invest predominantly in dividend-paying large-cap stocks that offer the potential for attractive dividend and earnings growth over the long term.

Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The Fund is subject to investment style risk, which is the chance that returns from dividend-paying large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

The Fund is subject to asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

The Fund is subject to nondiversification which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund’s investments and Fund performance.
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Security Selection
Wellington Management, advisor to the Fund, selects securities from a diverse group of industries, focusing on companies that have a history of paying a stable or increasing dividend. Stocks of companies that have reduced dividends in the past or are not currently paying dividends may be considered for inclusion in the Fund if the advisor believes that dividend growth is likely to be restored. Securities are selected based on a variety of factors, such as a company’s consistent effort to increase dividends over time while maintaining a target of profitability. The advisor is not constrained by a traditional value or growth mandate but is permitted sufficient style latitude to search a broad investment universe for quality stocks with attractive total return potential.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
Ownership Limitations
As the assets managed by Vanguard and its external advisors continue to grow, the securities held by Vanguard funds increasingly are impacted by ownership limitations. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, Vanguard is also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. Vanguard attempts to mitigate the impacts of ownership limitations on Vanguard funds through the various methods discussed below in Methods to address ownership limitations. However, it is possible that these methods will be unsuccessful.
Impacts of ownership limitations. When an ownership limitation applies, Vanguard may need to tell the Vanguard funds how much of impacted securities each fund can buy and hold. When this occurs, a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target
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index. For active funds, this can result in a fund’s advisor not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps Vanguard and the Vanguard funds take to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets Vanguard and its third-party advisors manage, the more likely it is that ownership limitations could affect Vanguard funds negatively.
Methods to address ownership limitations. Vanguard and the Vanguard funds try to manage the negative impacts that ownership limitations could have on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief, and there is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to obtain additional relief from ownership limitations in the future. In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. The risks of derivatives use are discussed elsewhere in the prospectus.
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Other Investment Policies and Risks
In addition to investing in dividend-paying large-capitalization stocks, the Fund may make other kinds of investments to achieve its investment objective.
The Fund may invest a limited portion, up to 25%, of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
The Fund may invest, to a limited extent, in derivatives. The Fund may use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. Derivatives may be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements.
Cash Management
The Fund’s daily cash balance may be invested in Vanguard Market Liquidity Fund, a government money market fund, and/or Vanguard Municipal Low Duration Fund, a short-term municipal bond fund (each, a CMT Fund). When
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investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Redemption Requests
Methods used to meet redemption requests. Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.
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A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately. A Fund may also invest beyond its normal limits in derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and
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selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.
• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
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A precautionary note to investment companies: The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows the turnover rate for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

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Investment Advisor
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of October 31, 2024, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.3 trillion in client assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.
The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the S&P U.S. Dividend Growers Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
For the fiscal year ended October 31, 2024, the advisory fee represented an effective annual rate of 0.23% of the Fund’s average net assets before a performance-based decrease of 0.02%.
Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
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For a discussion of why the board of trustees approved the Fund’s investment advisory agreement, see the semiannual report to shareholders covering the fiscal period ended April 30, 2024.
The managers primarily responsible for the day-to-day management of the Fund are:
Donald J. Kilbride, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1996, has managed investment portfolios since joining Wellington Management in 2002, and has managed the Fund since its inception in 2021. Education: B.A., College of the Holy Cross; M.B.A., University of North Carolina, Kenan-Flagler Business School.

Peter C. Fisher, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 2000, has been with Wellington Management since 2005, has managed investment portfolios since 2013, and has co-managed the Fund since December 2024. Education: B.A., Davidson College; M.B.A., University of Chicago.
The Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. Income dividends generally are distributed semiannually in June and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
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Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are taxable as if received in December.
• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax deduction on “qualified REIT dividends,” if any, distributed by the Fund.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard makes changes that would impact the Fund directly or indirectly, including if Vanguard makes changes to the Fund’s portfolio or to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
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• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
Plain Talk About Buying a Dividend
Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19
(not counting market change). You still have only $5,000 (250 shares x $19 =
$4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

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General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Special notice to non-U.S. investors. The Fund offered for sale in this prospectus is primarily intended to be made available to U.S. residents and may not be appropriate for investors taxable outside of the United States. Non-U.S. investors should visit the non-U.S. investors page on our website at global.vanguard.com for information about Vanguard’s non-U.S. products.
Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements under the Internal Revenue Code, as well as any non-U.S. taxes imposed by the investor’s relevant tax jurisdiction, may apply to an investment in the Fund. Non-U.S. investors should consult their own tax advisors with respect to any particular U.S. or non-U.S. tax consequences of their investment in the Fund.
Share Price
Share price, also known as NAV, is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
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Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
The Fund has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Fund will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Fund after such acceptance.
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Vanguard fund share prices are published daily on our website at vanguard.com/prices.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard Advice Select Dividend Growth Fund
	Year Ended October 31,		November 9, 2021[1] to October 31,
For a Share Outstanding Throughout Each Period	2024	2023	2022
Net Asset Value, Beginning of Period	$24.85	$24.00	$25.00
Investment Operations
Net Investment Income[2]	.390	.369	.295
Net Realized and Unrealized Gain (Loss) on Investments	4.772	.763	(1.187)
Total from Investment Operations	5.162	1.132	(.892)
Distributions
Dividends from Net Investment Income	(.371)	(.273)	(.108)
Distributions from Realized Capital Gains	(.011)	(.009)	—
Total Distributions	(.382)	(.282)	(.108)
Net Asset Value, End of Period	$29.63	$24.85	$24.00
Total Return[3]	20.91%	4.73%	-3.56%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$822	$525	$210
Ratio of Total Expenses to Average Net Assets	0.41%[4]	0.46%[4]	0.45%[5]
Ratio of Net Investment Income to Average Net Assets	1.38%	1.47%	1.28%[5]
Portfolio Turnover Rate	32%	15%	20%

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of (0.02%) and 0.02%.
5	Annualized.
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Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the policies in this section without notice. Please call or check online for current information. See Contacting Vanguard.
In certain circumstances, Vanguard fund shares can be held directly with Vanguard. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums
To open and maintain an account. Admiral Shares of the Fund are generally only available to clients enrolled in certain Vanguard advice programs. Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them. There is no minimum investment amount required to open and maintain a Fund account for Admiral Shares.
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To add to an existing account. Generally $1.
How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—4435).
By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
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Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
If applicable, orders by Vanguard Funds of Funds will be treated as received by the Fund at the same time that corresponding orders are received in proper form by the Vanguard Funds of Funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
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Other Purchase Rules You Should Know
Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
Online. You may request a redemption of shares or request an exchange through our website.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
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How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Wealth Management clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated
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disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make
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additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone.
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You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access) or by telephone. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
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Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent Trading Limitations for additional restrictions on exchanges.
Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transfers to a shareholder’s donor advised fund managed by Vanguard Charitable.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.
• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.
• Redemptions of shares to pay fund or account fees.
• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).
• Transfers and reregistrations of shares within the same fund.
• Purchases of shares by asset transfer or direct rollover.
• Conversions of shares from one share class to another in the same fund.
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• Checkwriting redemptions.
• Section 529 college savings plans.
• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
• Purchases of shares with participant payroll or employer contributions or loan repayments.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Distributions, loans, and in-service withdrawals from a plan.
• Redemptions of shares as part of a plan termination or at the direction of the plan.
• Transactions executed through the Vanguard Managed Account Program.
• Redemptions of shares to pay fund or account fees.
• Share or asset transfers or rollovers.
• Reregistrations of shares.
• Conversions of shares from one share class to another in the same fund.
• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
*The following Vanguard fund accounts are also subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If
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necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
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Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
• Authorization to act on the account (as the account owner or by legal documentation or other means).
• Account registration and address.
• Fund name and account number, if applicable.
• Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
• Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
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Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Invalid Addresses
If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Account Service Fee
Vanguard may charge a $25 account service fee on fund accounts that have a balance below $5,000,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds,
36

regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $25, will be deducted from fund accounts subject to the fee once per calendar year.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or
37

options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Shareholder Rights
The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Whitehall Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
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Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Shareholder Reports and Financial Statements
Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports. The Fund’s Financial Statements and Other Information is filed with the SEC on Form N-CSR and available on our website.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of a Fund’s portfolio holdings.
Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.
• If you have any questions about a Fund or Vanguard, including those about a Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
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• Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to a Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
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Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
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Additional Information
The Trust’s Bylaws designate Delaware courts as the sole and exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, provided that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard Advice Select Dividend Growth Fund	11/9/2021	VanAdvDivGrAdm	4435	921946752
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index designed to measure all U.S. equity issues with readily available prices.
Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
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NASDAQ US Dividend Achievers Select Index. An index that tracks U.S. common stocks with a record of increasing dividends for at least ten consecutive years, excluding real estate investment trusts (known as REITs) and companies that have low potential for dividend growth.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Return of Capital. A return of capital occurs when a fund’s distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a fund. In general, a return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
Russell 1000 Index. An index that measures the performance of the 1,000 largest U.S. companies.
S&P U.S. Dividend Growers Index. An index that measures the performance of U.S. companies that have followed a policy of consistently increasing dividends every year for at least 10 consecutive years. The index excludes the top 25% of highest-yielding eligible companies from the index.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Advice Select Dividend Growth Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a participant in an employer-sponsored plan: Telephone: 800-523-1188; Text telephone for people with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-07443
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 4435 022025

Vanguard Advice Select Global Value Fund
Prospectus
 February 28, 2025
Admiral™ Shares
Vanguard Advice Select Global Value Fund Admiral Shares (VAGVX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2024.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.38%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.40%
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Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests mainly in common stocks of companies which may be located anywhere in the world that are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor believes are trading at prices that are below average in relation to measures such as earnings and book value. The Fund invests in large-, mid-, and small-capitalization companies and is expected to diversify its assets in countries across developed and emerging markets.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S.
2

stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
• Investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from global stock markets. Small-, mid-, and large-cap stocks, as well as non-U.S. value stocks, each tend to go through cycles of doing better—or worse—than other segments of the stock market or the global market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks. The stock prices of small and mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest its assets in securities of companies located in emerging market countries, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that country or region. Country/regional risk is especially high in emerging markets.
• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets.
• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.
• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
3

Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index which has investment characteristics similar to those of the Fund. MSCI All Country World Value Index returns are adjusted for withholding taxes. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard Advice Select Global Value Fund Admiral Shares

	Total Return	Quarter
Highest	15.90%	December 31, 2022
Lowest	-8.91%	June 30, 2022
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	Since Fund Inception	Fund Inception Date
Vanguard Advice Select Global Value Fund Admiral Shares			11/09/2021
Return Before Taxes	8.91%	4.77%
Return After Taxes on Distributions	6.75	3.79
Return After Taxes on Distributions and Sale of Fund Shares	6.22	3.49
MSCI All Country World Index Value (reflects no deduction for fees or expenses)	10.76%	4.33%
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or
4

upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
Wellington Management Company LLP (Wellington Management)
Portfolio Manager
David W. Palmer, CFA, Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since its inception in 2021.
Purchase and Sale of Fund Shares
Admiral Shares of the Fund are generally only available to clients enrolled in certain Vanguard advice programs. Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them. You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). There is no minimum investment amount required to open and maintain a Fund account for Admiral Shares. The minimum investment amount required to add to an existing Fund account is generally $1.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
5

More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Throughout the prospectus, this     symbol is used to mark detailed information about some of the risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Advice Select Global Value
Fund’s expense ratio would be 0.40%, or $4.00 per $1,000 of average net assets. The average expense ratio for global multi-cap value funds in 2023 was 1.12%, or $11.20 per $1,000 of average net assets (derived from data provided by Lipper, a Thomas Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote,
6

unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote.
Market Exposure
The Fund is a value-oriented fund that invests primarily in the common stocks of companies in a number of different countries throughout the world, without regard for the size (capitalization) of the companies.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

The Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from global stock markets. Small-, mid-, and large-cap stocks, as well as non-U.S. value stocks, each tend to go through cycles of doing better-or worse-than other segments of the stock market or the global market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks. The stock prices of small and mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
7

Plain Talk About Growth Funds and Value Funds
Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally invest in stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields, if any, and above-average prices in relation to measures such as earnings and book value. Value funds typically invest in stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Value stocks also may remain undervalued by the market for long periods of time. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Geopolitical & Sanctions risk. Investing can be affected by geopolitical events such as wars, terrorism or other national security concerns, or global health crises. Due to growing dependencies between global economies, these geopolitical events can negatively affect global securities, markets, and economies. It is possible that events which only impact one country/region could have negative short- or long-term effects on markets, issuers, and/or foreign exchanges, in both the U.S. and other countries.
At times, the U.S. government, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities. Vanguard’s compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to a Fund’s portfolio holdings and its returns could be negatively impacted. In lieu of sanctions, a company, or specific goods that a company produces, could be subjected to trade embargoes or tariffs which do not prohibit investing in the company but could impact the value of the company.

The Fund is subject to country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest its assets in securities of companies located in emerging market countries, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that country or region. Country/regional risk is especially high in emerging markets.
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The Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

The Fund is subject to currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund’s investments and Fund performance.
Security Selection
Wellington Management, advisor to the Fund, selects securities from a diverse range of companies representing different economic sectors and industry groups across the spectrum of large-, mid- and small-cap companies, that are considered to have been undervalued by the market, chosen mainly on the basis of an investment approach that focuses on analyzing individual shares rather than stock markets.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
Ownership Limitations
As the assets managed by Vanguard and its external advisors continue to grow, the securities held by Vanguard funds increasingly are impacted by ownership limitations. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, Vanguard is also subject to the risk of multiple ownership limitations applying at one time,
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which could increase the likelihood of a fund experiencing the negative impacts listed above. Vanguard attempts to mitigate the impacts of ownership limitations on Vanguard funds through the various methods discussed below in Methods to address ownership limitations. However, it is possible that these methods will be unsuccessful.
Impacts of ownership limitations. When an ownership limitation applies, Vanguard may need to tell the Vanguard funds how much of impacted securities each fund can buy and hold. When this occurs, a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund’s advisor not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps Vanguard and the Vanguard funds take to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets Vanguard and its third-party advisors manage, the more likely it is that ownership limitations could affect Vanguard funds negatively.
Methods to address ownership limitations. Vanguard and the Vanguard funds try to manage the negative impacts that ownership limitations could have on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief, and there is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to obtain additional relief from ownership limitations in the future. In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
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When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. The risks of derivatives use are discussed elsewhere in the prospectus.
Other Investment Policies and Risks
In addition to investing in undervalued stocks, the Fund may make other kinds of investments to achieve its investment objective.
The Fund may invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. The Fund may also invest in convertible securities.
The Fund may invest, to a limited extent, in derivatives. The Fund may use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. Derivatives may be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements.
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Cash Management
The Fund’s daily cash balance may be invested in Vanguard Market Liquidity Fund, a government money market fund, and/or Vanguard Municipal Low Duration Fund, a short-term municipal bond fund (each, a CMT Fund). When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Redemption Requests
Methods used to meet redemption requests. Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in
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the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately. A Fund may also invest beyond its normal limits in derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to
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engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.
• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
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Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows the turnover rate for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
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Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of October 31, 2024, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.3 trillion in client assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.
The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of MSCI ACWI Value Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
For the fiscal year ended October 31, 2024, the advisory fee represented an effective annual rate of 0.20% of the Fund’s average net assets before a performance-based increase of 0.01%.
Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall
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manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund’s investment advisory agreement, see the semiannual report to shareholders covering the fiscal period ended April 30, 2024.
The manager primarily responsible for the day-to-day management of the Fund is:
David W. Palmer, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1993, has been with Wellington Management since 1998, has managed investment portfolios since 2004, and has managed the Fund since its inception in 2021. Education: B.A., Stanford University; M.B.A., The Wharton School of the University of Pennsylvania.
The Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
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Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are taxable as if received in December.
• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax reduction on “qualified REIT dividends,” if any, distributed by the Fund.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard makes changes that would impact the Fund directly or indirectly, including if Vanguard makes changes to the Fund’s portfolio or to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
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• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income, for U.S. federal income tax purposes, your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
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Plain Talk About Buying a Dividend
Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19
(not counting market change). You still have only $5,000 (250 shares x $19 =
$4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Special notice to non-U.S. investors. The Fund offered for sale in this prospectus is primarily intended to be made available to U.S. residents and may not be appropriate for investors taxable outside of the United States. Non-U.S. investors should visit the non-U.S. investors page on our website at global.vanguard.com for information about Vanguard’s non-U.S. products.
Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements under the Internal Revenue Code, as well as any non-U.S. taxes imposed by the investor’s relevant tax jurisdiction, may apply to an investment in the Fund. Non-U.S. investors should consult their own tax advisors with respect to any particular U.S. or non-U.S. tax consequences of their investment in the Fund.
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Share Price
Share price, also known as NAV, is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
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Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
The Fund has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Fund will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Fund after such acceptance.
Vanguard fund share prices are published daily on our website at vanguard.com/prices.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard Advice Select Global Value Fund
	Year Ended October 31,		November 9, 2021[1] to October 31,
For a Share Outstanding Throughout Each Period	2024	2023	2022
Net Asset Value, Beginning of Period	$23.45	$21.47	$25.00
Investment Operations
Net Investment Income[2]	.580	.446	.313
Net Realized and Unrealized Gain (Loss) on Investments	4.828	1.684	(3.812)
Total from Investment Operations	5.408	2.130	(3.499)
Distributions
Dividends from Net Investment Income	(.362)	(.138)	(.031)
Distributions from Realized Capital Gains	(.286)	(.012)	—
Total Distributions	(.648)	(.150)	(.031)
Net Asset Value, End of Period	$28.21	$23.45	$21.47
Total Return[3]	23.36%	9.94%	-14.01%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,280	$796	$311
Ratio of Total Expenses to Average Net Assets	0.40%[4,5]	0.42%[5]	0.40%[6]
Ratio of Net Investment Income to Average Net Assets	2.18%	1.84%	1.45%[6]
Portfolio Turnover Rate	59%	50%	56%

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.40%.
5	Includes performance-based investment advisory fee increases (decreases) of 0.01% and 0.02%.
6	Annualized.
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Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the policies in this section without notice. Please call or check online for current information. See Contacting Vanguard.
In certain circumstances, Vanguard fund shares can be held directly with Vanguard. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums
To open and maintain an account. Admiral Shares of the Fund are generally only available to clients enrolled in certain Vanguard advice programs. Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them. There is no minimum investment amount required to open and maintain a Fund account for Admiral Shares.
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To add to an existing account. Generally $1.
How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—4436).
By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
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Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
If applicable, orders by Vanguard Funds of Funds will be treated as received by the Fund at the same time that corresponding orders are received in proper form by the Vanguard Funds of Funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
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Other Purchase Rules You Should Know
Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
Online. You may request a redemption of shares or request an exchange through our website.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
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How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Wealth Management clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated
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disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make
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additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone.
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You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
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Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access) or by telephone. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent Trading Limitations for additional restrictions on exchanges.
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Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transfers to a shareholder’s donor advised fund managed by Vanguard Charitable.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.
• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.
• Redemptions of shares to pay fund or account fees.
• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).
• Transfers and reregistrations of shares within the same fund.
• Purchases of shares by asset transfer or direct rollover.
• Conversions of shares from one share class to another in the same fund.
• Checkwriting redemptions.
• Section 529 college savings plans.
• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that
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invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
• Purchases of shares with participant payroll or employer contributions or loan repayments.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Distributions, loans, and in-service withdrawals from a plan.
• Redemptions of shares as part of a plan termination or at the direction of the plan.
• Transactions executed through the Vanguard Managed Account Program.
• Redemptions of shares to pay fund or account fees.
• Share or asset transfers or rollovers.
• Reregistrations of shares.
• Conversions of shares from one share class to another in the same fund.
• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
*The following Vanguard fund accounts are also subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
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For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
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Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
• Authorization to act on the account (as the account owner or by legal documentation or other means).
• Account registration and address.
• Fund name and account number, if applicable.
• Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
• Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
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Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Invalid Addresses
If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Account Service Fee
Vanguard may charge a $25 account service fee on fund accounts that have a balance below $5,000,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds,
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regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $25, will be deducted from fund accounts subject to the fee once per calendar year.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or
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options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Shareholder Rights
The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Whitehall Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
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Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Shareholder Reports and Financial Statements
Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports. The Fund’s Financial Statements and Other Information is filed with the SEC on Form N-CSR and available on our website.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of a Fund’s portfolio holdings.
Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.
• If you have any questions about a Fund or Vanguard, including those about a Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
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• Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to a Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
41

Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
42

Additional Information
The Trust’s Bylaws designate Delaware courts as the sole and exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, provided that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard Advice Select Global Value Fund	11/9/2021	VanAdvGlblValAdm	4436	921946778
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
CFA® is a registered trademark owned by CFA Institute.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index designed to measure all U.S. equity issues with readily available prices.
Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
MSCI ACWI Value Index. An index that captures large and mid-cap securities exhibiting overall value style characteristics across developed and emerging markets.
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Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Return of Capital. A return of capital occurs when a fund’s distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a fund. In general, a return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Advice Select Global Value Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a participant in an employer-sponsored plan: Telephone: 800-523-1188; Text telephone for people with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-07443
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 4436 022025

Vanguard Selected Value Fund
Prospectus
 February 28, 2025
Investor Shares
Vanguard Selected Value Fund Investor Shares (VASVX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2024.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
The Fund seeks to provide long-term capital appreciation and income.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.41%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.42%
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Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$43	$135	$235	$530
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests mainly in the stocks of mid-size U.S. companies, choosing stocks considered by an advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and are trading at prices that the advisor believes are below average in relation to measures such as earnings and book value. These stocks often have above-average dividend yields. The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.
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Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
• Investment style risk, which is the chance that returns from mid-capitalization value stocks will trail returns from the overall stock market. Stocks considered by an advisor to be undervalued may remain undervalued for a long period of time or may not realize their expected value. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. The stock prices of mid-size companies tend to experience greater volatility because, among other things, mid-size companies tend to be more sensitive to changing economic conditions.
• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investments in the financial sector subjects the Fund to proportionately higher exposure to the risks of this sector.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and another comparative index, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
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Annual Total Returns — Vanguard Selected Value Fund Investor Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	28.99%	December 31, 2020
Lowest	-37.65%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard Selected Value Fund Investor Shares
Return Before Taxes	7.18%	10.95%	8.86%
Return After Taxes on Distributions	3.73	8.24	6.58
Return After Taxes on Distributions and Sale of Fund Shares	6.29	8.21	6.62
Russell Midcap Value Index (reflects no deduction for fees, expenses, or taxes)	13.07%	8.59%	8.10%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	12.48
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
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Investment Advisors
Cooke & Bieler, LP (Cooke & Bieler)

Donald Smith & Co., Inc. (Donald Smith & Co.)

Pzena Investment Management, LLC (Pzena)
Portfolio Managers
Mehul Trivedi, CFA, Partner, Research Analyst, and Portfolio Manager of Cooke & Bieler. He has co-managed a portion of the Fund since 2019.

William Weber, CFA, Partner, Research Analyst, and Portfolio Manager of Cooke & Bieler. He has co-managed a portion of the Fund since 2019.

Richard L. Greenberg, CFA, Chief Executive Officer and Co-Chief Investment Officer of Donald Smith & Co. He has co-managed a portion of the Fund since 2005.

Jon Hartsel, CFA, Co-Chief Investment Officer and Director of Research of Donald Smith & Co. He has co-managed a portion of the Fund since 2019.

John J. Flynn, Principal and Portfolio Manager at Pzena. He has co-managed a portion of the Fund since 2015.

Evan Fox, CFA, Principal and Portfolio Manager at Pzena. He has co-managed a portion of the Fund since 2024.

Benjamin S. Silver, CFA, Principal and Portfolio Manager at Pzena. He has co-managed a portion of the Fund since 2017.
5

Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares.
6

More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Throughout the prospectus, this     symbol is used to mark detailed information about some of the risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Selected Value Fund’s expense ratio would be 0.42%, or $4.20 per $1,000 of average net assets. The average expense ratio for mid-cap value funds in 2023 was 1.01%, or $10.10 per $1,000 of average net assets (derived from data provided by Lipper, a
Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
7

Market Exposure
The Fund invests mainly in common stocks of mid-size U.S. companies that are considered by an advisor to be trading at below-average prices in relation to measures such as earnings and book value. These stocks often have above-average dividend yields.
Plain Talk About Growth Funds and Value Funds
Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally invest in stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields, if any, and above-average prices in relation to measures such as earnings and book value. Value funds typically invest in stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Value stocks also may remain undervalued by the market for long periods of time. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Fund’s stock holdings as of October 31, 2024, was $9.5 billion.

The Fund is subject to investment style risk, which is the chance that returns from mid-capitalization value stocks will trail returns from the overall stock market. Stocks considered by an advisor to be undervalued may remain undervalued for a long period of time or may not realize their expected value. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. The stock prices of mid-size companies tend to experience greater volatility because, among other things, mid-size companies tend to be more sensitive to changing economic conditions.
8

Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund’s investments and Fund performance.
Security Selection
The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.
Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment or if the advisor deems it to be in the best interest of the Fund. Different advisors may reach different conclusions on the same security.
Each advisor uses a different process to select securities for its portion of the Fund’s assets.
Cooke & Bieler analysts perform deep fundamental research to uncover competitively advantaged businesses, with conservative balance sheets, trading at attractive valuations. These companies typically have higher returns on capital, lower levels of debt, and trade at lower valuations than the benchmark.
Donald Smith & Co. employs a strictly bottom-up investment approach that seeks out stocks of out-of-favor companies selling at discounts to tangible book value. Donald Smith & Co. looks for companies in the bottom decile of price-to-tangible-book value ratios that have positive outlooks for earnings potential over the next two to four years. Donald Smith & Co. employs traditional fundamental research techniques with the objective of determining the extent of earnings a company’s asset base can generate.
Pzena utilizes a fundamental, bottom-up, deep-value-oriented investment strategy. Pzena seeks to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena conducts intensive fundamental research, investing in companies only when all three of the following criteria are generally met: (1) the company’s identified problems, if any, are temporary; (2) the company’s management has a viable strategy to generate a recovery in earnings; and (3) the range of outcomes has a positive skew in case the earnings recovery does not materialize.
9

Ownership Limitations
As the assets managed by Vanguard and its external advisors continue to grow, the securities held by Vanguard funds increasingly are impacted by ownership limitations. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, Vanguard is also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. Vanguard attempts to mitigate the impacts of ownership limitations on Vanguard funds through the various methods discussed below in Methods to address ownership limitations. However, it is possible that these methods will be unsuccessful.
Impacts of ownership limitations. When an ownership limitation applies, Vanguard may need to tell the Vanguard funds how much of impacted securities each fund can buy and hold. When this occurs, a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund’s advisor not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps Vanguard and the Vanguard funds take to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets Vanguard and its third-party advisors manage, the more likely it is that ownership limitations could affect Vanguard funds negatively.
Methods to address ownership limitations. Vanguard and the Vanguard funds try to manage the negative impacts that ownership limitations could have on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership
10

limitations. However, it is not always possible to secure relief, and there is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to obtain additional relief from ownership limitations in the future. In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. The risks of derivatives use are discussed elsewhere in the prospectus.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investments in the financials sector subjects the Fund to proportionately higher exposure to the risks of this sector.
Other Investment Policies and Risks
In addition to investing in U.S. mid-cap value stocks, the Fund may make other kinds of investments to achieve its investment objective.

Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 25% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S.
11

stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. Derivatives may be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements.
The Vanguard Group, Inc. (Vanguard) administers a small portion of the Fund’s assets to facilitate cash flows to and from the Fund’s advisors. The Fund may invest these assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including Vanguard equity ETF Shares. These equity futures and ETFs typically provide returns similar to those of common stocks. The Fund may also purchase futures or ETFs when doing so will reduce the Fund’s transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares of other Vanguard funds are excluded when allocating to the Fund its share of the costs of Vanguard operations.
Cash Management
The Fund’s daily cash balance may be invested in Vanguard Market Liquidity Fund, a government money market fund, and/or Vanguard Municipal Low Duration Fund, a short-term municipal bond fund (each, a CMT Fund). When
12

investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Redemption Requests
Methods used to meet redemption requests. Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to first meet redemptions from a cash or cash equivalent reserve. Alternatively, Vanguard may instruct the advisors to sell a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.
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A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately. A Fund may also invest beyond its normal limits in derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments— in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and
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selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.
• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
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A precautionary note to investment companies: The Fund’s shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
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Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisors
The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund’s assets, subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.
Cooke & Bieler, LP, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103, is an investment advisory firm founded in 1949. As of October 31, 2024, Cooke & Bieler managed approximately $11.9 billion in assets.
Donald Smith & Co., Inc., 152 West 57th Street, 29th Floor, New York, NY 10019, is an investment advisory firm that was founded as Home Portfolio Advisors in 1975 and renamed Donald Smith & Co., Inc., in 1983. As of October 31, 2024, Donald Smith & Co. managed approximately $4.3 billion in assets.
Pzena Investment Management, LLC, 320 Park Avenue, 8th Floor, New York, NY 10022, is a global investment management firm founded in 1995. Pzena focuses exclusively on a deep value investment approach. Pzena is wholly owned by the partners of Pzena Investment Management, LLC, a Delaware limited liability company. As of October 31, 2024, Pzena managed approximately $69 billion in assets.
The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the Russell Midcap Value Index (for Cooke & Bieler and Pzena) or the
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MSCI US Investable Market 2500 Index (for Donald Smith & Co.) over the preceding 60-month period (a 36-month period for Pzena). When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
For the fiscal year ended October 31, 2024, the aggregate advisory fee represented an effective annual rate of 0.22% of the Fund’s average net assets before a performance-based increase of 0.04%.
Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund’s investment advisory agreements, see the semiannual report to shareholders covering the fiscal period ended April 30, 2024.
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The managers primarily responsible for the day-to-day management of the Fund are:
Mehul Trivedi, CFA, Partner, Research Analyst, and Portfolio Manager of Cooke & Bieler. He has worked in investment management since 1993, has managed investment portfolios and has been with Cooke & Bieler since 1998, and has co-managed a portion of the Fund since 2019. Education: B.S./B.A., University of Pennsylvania; M.B.A., The Wharton School at the University of Pennsylvania.

William Weber, CFA, Partner, Research Analyst, and Portfolio Manager of Cooke & Bieler. He has worked in investment management since starting with Cooke & Bieler in 2002, has managed investment portfolios since 2010, and has co-managed a portion of the Fund since 2019. Education: B.S./B.A., Villanova University; M.B.A., University of Chicago.

Richard L. Greenberg, CFA, Chief Executive Officer and Co-Chief Investment Officer of Donald Smith & Co. He has worked in investment management since 1981; has been with the investment advisory firm that was founded as Home Portfolio Advisors and renamed Donald Smith & Co., Inc., since 1981; and has co-managed a portion of the Fund since 2005. Education: B.S., SUNY Binghamton; M.B.A., The Wharton School at the University of Pennsylvania.

Jon Hartsel, CFA, Co-Chief Investment Officer and Director of Research of Donald Smith & Co. He has worked in investment management since 1995, has been with Donald Smith & Co. since 2003, and co-managed a portion of the Fund since 2019. Education: B.A., William & Mary; M.B.A., Columbia Business School.

John J. Flynn, Principal and Portfolio Manager at Pzena. He has worked in investment management since 2000, has managed portfolios for Pzena since 2010, and has co-managed a portion of the Fund since 2015. Education: B.A., Yale University; M.B.A., Harvard Business School.

Evan Fox, CFA, Principal and Portfolio Manager at Pzena. He has worked in investment management with Pzena since 2007, has managed investment portfolios since 2015, and has co-managed a portion of the Fund since 2024. Education: B.S.E. and B.A.S., University of Pennsylvania.

Benjamin S. Silver, CFA, Principal and Portfolio Manager at Pzena. He has worked in investment management since 1999, has been with Pzena since 2001, has managed investment portfolios for Pzena since 2006, and has co-managed a portion of the Fund since 2017. Education: B.S., Yeshiva University.
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The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are taxable as if received in December.
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• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax deduction on “qualified REIT dividends,” if any, distributed by the Fund.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard makes changes that would impact the Fund directly or indirectly, including if Vanguard makes changes to the Fund’s portfolio or to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
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This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
Plain Talk About Buying a Dividend
Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19
(not counting market change). You still have only $5,000 (250 shares x $19 =
$4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Special notice to non-U.S. investors. The Fund offered for sale in this prospectus is primarily intended to be made available to U.S. residents and may not be appropriate for investors taxable outside of the United States. Non-U.S. investors should visit the non-U.S. investors page on our website at global.vanguard.com for information about Vanguard’s non-U.S. products.
Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements under the Internal Revenue Code, as well as any non-U.S. taxes imposed by the investor’s relevant tax jurisdiction, may
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apply to an investment in the Fund. Non-U.S. investors should consult their own tax advisors with respect to any particular U.S. or non-U.S. tax consequences of their investment in the Fund.
Share Price
Share price, also known as NAV, is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement)
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or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
The Fund has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain fund of funds for which Vanguard serves as the investment advisor (Vanguard Fund of Funds), to accept orders to buy or sell fund shares on its behalf. The Fund will be deemed to receieve an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Fund after such acceptance.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard Selected Value Fund
	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$26.17	$27.62	$32.26	$22.78	$27.59
Investment Operations
Net Investment Income[1]	.537	.493	.417	.389	.368
Net Realized and Unrealized Gain (Loss) on Investments	7.170	1.358	(2.674)	11.737	(3.163)
Total from Investment Operations	7.707	1.851	(2.257)	12.126	(2.795)
Distributions
Dividends from Net Investment Income	(.494)	(.440)	(.393)	(.360)	(.450)
Distributions from Realized Capital Gains	(1.903)	(2.861)	(1.990)	(2.286)	(1.565)
Total Distributions	(2.397)	(3.301)	(2.383)	(2.646)	(2.015)
Net Asset Value, End of Period	$31.48	$26.17	$27.62	$32.26	$22.78
Total Return[2]	30.31%	7.60%	-7.29%	56.30%	-11.25%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,947	$5,778	$5,787	$6,800	$5,009
Ratio of Total Expenses to Average Net Assets[3]	0.42%[4]	0.43%[5]	0.38%[5]	0.32%	0.31%
Ratio of Net Investment Income to Average Net Assets	1.80%	1.82%	1.43%	1.30%	1.58%
Portfolio Turnover Rate	32%	27%	26%	30%	85%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.05%, 0.00%, (0.05%), and (0.06%).
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.42%.
5	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.43% and 0.38%, respectively.
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Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the policies in this section without notice. Please call or check online for current information. See Contacting Vanguard.
In certain circumstances, Vanguard fund shares can be held directly with Vanguard. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums
To open and maintain an account. $3,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
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To add to an existing account. Generally $1.
How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—934).
By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
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Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
If applicable, orders by Vanguard Funds of Funds will be treated as received by the Fund at the same time that corresponding orders are received in proper form by the Vanguard Funds of Funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
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Other Purchase Rules You Should Know
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
Online. You may request a redemption of shares or request an exchange through our website.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
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How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Wealth Management clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated
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disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make
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additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund in an account with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone.
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You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access) or by telephone. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
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Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transfers to a shareholder’s donor advised fund managed by Vanguard Charitable.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.
• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.
• Redemptions of shares to pay fund or account fees.
• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).
• Transfers and reregistrations of shares within the same fund.
• Purchases of shares by asset transfer or direct rollover.
• Conversions of shares from one share class to another in the same fund.
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• Checkwriting redemptions.
• Section 529 college savings plans.
• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
• Purchases of shares with participant payroll or employer contributions or loan repayments.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Distributions, loans, and in-service withdrawals from a plan.
• Redemptions of shares as part of a plan termination or at the direction of the plan.
• Transactions executed through the Vanguard Managed Account Program.
• Redemptions of shares to pay fund or account fees.
• Share or asset transfers or rollovers.
• Reregistrations of shares.
• Conversions of shares from one share class to another in the same fund.
• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
*The following Vanguard fund accounts are also subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If
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necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
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Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
• Authorization to act on the account (as the account owner or by legal documentation or other means).
• Account registration and address.
• Fund name and account number, if applicable.
• Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
• Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
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Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Invalid Addresses
If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Account Service Fee
Vanguard may charge a $25 account service fee on fund accounts that have a balance below $5,000,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds,
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regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $25, will be deducted from fund accounts subject to the fee once per calendar year.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or
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options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Shareholder Rights
The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Whitehall Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
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Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Shareholder Reports and Financial Statements
Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports. The Fund’s Financial Statements and Other Information is filed with the SEC on Form N-CSR and available on our website.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
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• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
• Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
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Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
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Additional Information
The Trust’s Bylaws designate Delaware courts as the sole and exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, provided that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard Selected Value Fund	2/15/1996	SelValu	934	921946109
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
CFA® is a registered trademark owned by CFA Institute.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index designed to measure all U.S. equity issues with readily available prices.
Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
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New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.
Return of Capital. A return of capital occurs when a fund’s distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a fund. In general, a return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
Russell Midcap Value Index. An index that measures the performance of those Russell Midcap Index companies with lower price/book ratios and lower predicted growth rates.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Selected Value Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a participant in an employer-sponsored plan:
Telephone: 800-523-1188; Text telephone for people with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-07443
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 934 022025

Vanguard International Explorer™ Fund
Prospectus
 February 28, 2025
Investor Shares
Vanguard International Explorer Fund Investor Shares (VINEX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2024.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.42%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.44%
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Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$45	$141	$246	$555
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in the equity securities of small-capitalization companies located in numerous countries outside the United States that an advisor believes offer the potential for capital appreciation. In doing so, each advisor considers, among other things, whether the company has the potential for above-average earnings growth, whether the company’s securities are attractively valued, and whether the company has a sustainable competitive advantage. The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S.
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stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
• Investment style risk, which is the chance that returns from non-U.S. small-capitalization growth stocks will trail returns from global stock markets. Historically, non-U.S. small-cap stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently. The stock prices of small companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/ regional risk is especially high in emerging markets.
• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.
• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and another comparative index, which have investment
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characteristics similar to those of the Fund. The Spliced International Explorer Index reflects the performance of the Standard & Poor’s EPAC SmallCap Index through September 30, 2022, and the MSCI EAFE Small Cap Index thereafter. Returns for the indexes are adjusted for withholding taxes. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard International Explorer Fund Investor Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	23.36%	June 30, 2020
Lowest	-28.35%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard International Explorer Fund Investor Shares
Return Before Taxes	0.20%	1.08%	3.90%
Return After Taxes on Distributions	-1.10	0.30	2.90
Return After Taxes on Distributions and Sale of Fund Shares	0.46	0.74	2.95
MSCI EAFE Small Cap Index (reflects no deduction for fees or expenses)	1.82%	2.30%	5.52%
Spliced International Explorer Index (reflects no deduction for fees or expenses)	1.82	1.60	4.82
MSCI ACWI ex USA Index (reflects no deduction for fees or expenses)	5.53	4.10	4.80
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or
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upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisors
Schroder Investment Management North America Inc. (Schroders)

Wellington Management Company LLP (Wellington Management)

Baillie Gifford Overseas Limited (Baillie Gifford)
Portfolio Managers
Luke Biermann, CFA, Portfolio Manager at Schroders. He has managed a portion of the Fund since 2020.

Mary Pryshlak, CFA, Senior Managing Director and Head of Investment Research at Wellington Management. She has managed a portion of the Fund since 2020.

Brian Lum, CFA, Portfolio Manager and Chair of the International Smaller Companies Portfolio Construction Group at Baillie Gifford. He has managed a portion of the Fund since 2020.
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
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Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Throughout the prospectus, this     symbol is used to mark detailed information about some of the risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard International Explorer Fund’s expense ratio would be 0.44%, or $4.40 per $1,000 of average net assets.
The average expense ratio for international small-cap funds in 2023 was
1.36%, or $13.60 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote,
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unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote.
Market Exposure
The Fund invests primarily in the equity securities of small-capitalization companies located outside the United States.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
Plain Talk About International Investing
U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar auditing, legal, tax, regulatory, financial reporting, accounting, and recordkeeping standards and practices as U.S. companies and the U.S.
government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to different levels of government supervision and regulation than their counterparts in the
United States. Further, the imposition of economic or other sanctions on the
United States by a foreign country, or on a foreign country or issuer by the
United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

Geopolitical & Sanctions risk. Investing can be affected by geopolitical events such as wars, terrorism or other national security concerns, or global health crises. Due to growing dependencies between global economies, these geopolitical events can negatively affect global securities, markets, and economies. It is possible that events which only impact one country/region could have negative short- or long-term effects on markets, issuers, and/or foreign exchanges, in both the U.S. and other countries.
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At times, the U.S. government, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities. Vanguard’s compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to a Fund’s portfolio holdings and its returns could be negatively impacted. In lieu of sanctions, a company, or specific goods that a company produces, could be subjected to trade embargoes or tariffs which do not prohibit investing in the company but could impact the value of the company.

The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.
Special risks of investing in China. The Fund invests in companies or issuers economically tied to China, which subjects the Fund to risks not typically associated with investments in more established markets. Investments in companies or issuers economically tied to China are subject to all of the foreign investment risks described in this prospectus, as well as to the special risks and considerations discussed below. Foreign investment risks (country/regional risk, emerging markets risk, currency risk, and geopolitical and sanctions risk) may be more pronounced with respect to the Fund’s investments economically tied to China or for the Fund as a whole. Each of these factors could increase the Fund’s volatility, cause the Fund to incur losses, or otherwise impact the Fund’s performance.
Investments in companies or issuers economically tied to China are subject to considerable degrees of social and humanitarian, legal, regulatory, political, and economic uncertainty. For example, the Chinese government has historically exercised authority over publicly traded Chinese companies and may continue to do so. This authority can include, but is not limited to, dictating what types of products Chinese companies should produce and to whom such products can be sold, nationalizing or seizing assets, and pursuing regulatory enforcement in an unpredictable manner. The Chinese government’s monetary policy, which may include restricting currency access or devaluing Chinese currency, could have a
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negative impact on the Fund’s ability to effectively trade in the Chinese markets. China has ongoing disputes with Hong Kong, Taiwan, the Xinjiang region and the Uyghur population, and other neighboring areas. These disputes continue to escalate due to ongoing Chinese military exercises (such as land reclamation efforts in the South China Sea), policymaking within China, assertions of human rights violations by the UN and other developed nations, and statements from high-ranking Chinese government officials. In addition, the Chinese government has been accused of participating in state-sponsored cyberattacks against other foreign countries and foreign companies. Concerns have also been raised regarding Chinese companies that engage in activities that potentially pose a national security threat to the United States and other countries. Actual or threatened responses to these activities, including sanctions or other restrictions (such as tariffs or embargoes) imposed by the United States or other countries, can significantly impact the Chinese economy and companies or issuers economically tied to China. The Chinese government may also itself impose trade restrictions on Chinese companies. Compliance with sanctions could lead to a large market selloff, which could result in significant losses to the Fund if the Fund holds securities that are sanctioned. All of these factors could cause the Fund’s investments in companies or issuers economically tied to China to decline in value or become less liquid.
The Fund may be subject to additional risks depending on the types of Chinese securities in which it invests and how it gains exposure to those securities. Companies incorporated in China can issue different types of shares depending on the exchange on which the shares will trade and the types of investors to whom the shares will be available. For example, A-shares are traded on the Shanghai and Shenzhen Stock exchanges and are available to the Fund through the China Stock Connect program (Stock Connect) or with a license granted under the qualified foreign investor (QFI) framework. To the extent that the Fund invests in A-shares, the Fund is subject to the risk that it will not be able to access its desired amount of A-shares through Stock Connect or a QFI license. There is no guarantee that the Chinese government will continue to allow investment through Stock Connect and/or the QFI framework. Investing through these channels is also subject to trading restrictions and suspensions and operational, clearing, and settlement risks. H-shares are traded on the Hong Kong Stock Exchange and are generally available to all investors, but are subject to the risk that the Hong Kong stock market may have little to no correlation to the performance of the mainland Chinese stock market.
The Fund may also gain exposure to Chinese companies through legal structures known as variable interest entities (VIEs), which provide exposure to a Chinese company through contractual arrangements instead of equity ownership. Investing through a VIE does not offer the same level of investor
10

protection as direct ownership and is subject to risks including breach of the contractual arrangements, difficulty in enforcing the contractual arrangements outside of the United States, and intervention by the Chinese government. These risks could significantly affect a VIE’s market value, which in turn could impact the Fund’s performance.
The Fund generally focuses on developed markets in Europe and the Pacific, but may invest in companies located in emerging markets. Stocks of emerging market countries can be substantially more volatile, and substantially less liquid, than those of both U.S. and more developed foreign markets.

The Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets. Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies.

The Fund is subject to investment style risk, which is the chance that returns from non-U.S. small-capitalization growth stocks will trail returns from global stock markets. Historically, non-U.S. small-cap stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently. The stock prices of small companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Fund’s stock holdings as of October 31, 2024, was $2.5 billion.

The Fund invests in companies that are smaller and generally less well known than larger, more widely held companies. Small companies tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or they may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate
11

more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared with larger companies, and it may take longer for the prices of these securities to reflect the full value of their issuers’ earnings potential or assets.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund’s investments and Fund performance.
Security Selection
The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment or if the advisor deems it to be in the best interest of the Fund. Different advisors may reach different conclusions on the same security.

Schroders employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors. These company-specific factors include the company’s potential for long-term growth, financial condition, quality of management, and sensitivity to cyclical factors, as well as the relative value of the company’s securities (compared with those of other companies and the market as a whole).

Schroders invests the Fund’s assets in non-U.S. small-cap companies that it believes offer the potential for capital appreciation. In doing so, Schroders considers, among other things, whether the company is likely to have above-average earnings growth, whether its securities are attractively valued, and whether the company has any proprietary advantages. Schroders generally sells a security when its market price approaches Schroders’ estimate of fair value or when Schroders identifies a significantly more attractive investment candidate.

Wellington Management allocates assets to a team of Wellington Management investment professionals who are primarily Global Industry Analysts (GIAs). The relative size of each analyst’s sub-portfolio of assets is roughly proportionate to the relative weight of the analyst’s coverage universe in the MSCI EAFE Small
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Cap Index.

Wellington Management employs a bottom-up approach that seeks to add value through in-depth fundamental research and understanding of its industries. Wellington Management believes that the experience of covering the same companies over a period of many years provides the GIAs with in-depth knowledge of their coverage, which in turn leads to better and more timely decisions and increases their potential to produce superior results. The strategy combines a blend of investment disciplines, which diversifies investment style risk, as individual analysts have developed valuation methodologies that have proved most relevant to their particular industries. The country weights are determined by the stock selection process.

Baillie Gifford follows an investment approach based on making long-term investments in well-researched and well-managed businesses with above-average growth potential. Baillie Gifford analyzes a company’s ability to grow at an above-average rate by considering the industry in which it operates, any sustainable competitive advantages the company has within that industry, the ability of management to execute on the market opportunity before them, and whether the company can fund growth with internally generated cash flows. Baillie Gifford also considers the valuation of the company to understand the extent to which the market has already appreciated these factors. Historically, Baillie Gifford has been willing to pay a premium for companies it believes can deliver superior growth.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
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Plain Talk About Growth Funds and Value Funds
Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally invest in stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields, if any, and above-average prices in relation to measures such as earnings and book value. Value funds typically invest in stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Value stocks also may remain undervalued by the market for long periods of time. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Ownership Limitations
As the assets managed by Vanguard and its external advisors continue to grow, the securities held by Vanguard funds increasingly are impacted by ownership limitations. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, Vanguard is also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. Vanguard attempts to mitigate the impacts of ownership limitations on Vanguard funds through the various methods discussed below in Methods to address ownership limitations. However, it is possible that these methods will be unsuccessful.
Impacts of ownership limitations. When an ownership limitation applies, Vanguard may need to tell the Vanguard funds how much of impacted securities each fund can buy and hold. When this occurs, a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target
14

index. For active funds, this can result in a fund’s advisor not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps Vanguard and the Vanguard funds take to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets Vanguard and its third-party advisors manage, the more likely it is that ownership limitations could affect Vanguard funds negatively.
Methods to address ownership limitations. Vanguard and the Vanguard funds try to manage the negative impacts that ownership limitations could have on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief, and there is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to obtain additional relief from ownership limitations in the future. In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. The risks of derivatives use are discussed elsewhere in the prospectus.
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Other Investment Policies and Risks
In addition to investing in non-U.S. small-cap growth stocks, the Fund may make other kinds of investments to achieve its investment objective.
The Fund may invest in preferred stocks and closed-end investment companies that invest primarily in foreign securities. When investing in preferred stocks, holders generally receive set dividends from the issuer; their claim on the issuer’s income and assets ranks before that of common-stock holders, but after that of bondholders. The Fund may also invest in convertible securities and warrants. Convertible securities are corporate debt securities that may be converted at either a stated price or a stated rate into underlying shares of common stock. Warrants are securities that permit their owners to purchase a specific number of stock shares at a predetermined price in the future.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund may use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements.
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Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements and foreign currency exchange forward contracts—tend to be more specialized or complex and may be more difficult to accurately value.

The Vanguard Group, Inc. (Vanguard) administers a small portion of the Fund’s assets to facilitate cash flows to and from the Fund’s advisors. The Fund may invest these assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including Vanguard equity ETF Shares. These equity futures and ETFs typically provide returns similar to those of common stocks. The Fund may also purchase futures or ETFs when doing so will reduce the Fund’s transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares of other Vanguard funds are excluded when allocating to the Fund its share of the costs of Vanguard operations.
Cash Management
The Fund’s daily cash balance may be invested in Vanguard Market Liquidity Fund, a government money market fund, and/or Vanguard Municipal Low Duration Fund, a short-term municipal bond fund (each, a CMT Fund). When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Redemption Requests
Methods used to meet redemption requests. Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to first meet redemptions from a cash or cash equivalent reserve. Alternatively, Vanguard may instruct the advisors to sell a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
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Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
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Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately. A Fund may also invest beyond its normal limits in derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments— in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF
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Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.
• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Fund’s shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover
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rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisors
The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund’s assets, subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.
Schroder Investment Management North America Inc., 7 Bryant Park,19th Floor, New York, NY 10018-3706, is a registered investment advisor that is part of a worldwide group of financial services companies that are wholly owned by Schroders plc. Schroders currently serves as investment advisor to the Fund,
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other mutual funds, private funds, and segregated accounts. As of October 31, 2024, Schroders plc, through its affiliates, managed approximately $1 trillion in assets. Schroder Investment Management North America Limited (Schroder Limited), 1 London Wall Place, London, EC2Y 5AU, United Kingdom, serves as the sub-advisor for the Schroders portion of the Fund.
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of October 31, 2024, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.3 trillion in client assets.
Baillie Gifford Overseas Ltd., Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford Overseas Ltd. is wholly owned by Baillie Gifford & Co., a Scottish investment firm. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients. As of October 31, 2024, the firm managed approximately $282 billion in assets.
The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of a splice of the S&P EPAC SmallCap Index and the MSCI EAFE Small Cap Index for Schroders and Wellington Management and the MSCI All Country World Index (ACWI) ex US Small-Cap Index for Baillie Gifford according to advisory agreements over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

Schroders pays a portion of its advisory fee to Schroder Limited for providing sub-advisory services to the Schroder’s portion of the Fund.

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For the fiscal year ended October 31, 2024, the aggregate advisory fee represented an effective annual rate of 0.29% of the Fund’s average net assets before a performance-based decrease of 0.01%.
Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund’s investment advisory agreements, see the Financial Statements and Other Information covering the fiscal year ended October 31.
The managers primarily responsible for the day-to-day management of the Fund are:
Luke Biermann, CFA, Portfolio Manager at Schroders. He has worked in investment management since 2006, has managed investment portfolios for Schroders since 2011, and has managed a portion of the Fund since 2020. Education: B.Sc., Bath University.

Mary L. Pryshlak, CFA, Senior Managing Director and Head of Investment Research at Wellington Management. She has worked in investment management since 1994, has been with Wellington Management since 2004, has managed investment portfolios for Wellington Management since 2007, and has managed a portion of the Fund since 2020. Education: B.A., Rutgers College.

Brian Lum, CFA, Portfolio Manager and Chair of the International Smaller Companies Portfolio Construction Group at Baillie Gifford. He has worked in investment management since 2006, has managed investment portfolios since 2009, has been with Baillie Gifford since 2006, and has managed a portion of the Fund since 2020. Education: M.Sci. and B.A., University of Cambridge.
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The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are taxable as if received in December.
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• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax deduction on “qualified REIT dividends,” if any, distributed by the Fund.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard makes changes that would impact the Fund directly or indirectly, including if Vanguard makes changes to the Fund’s portfolio or to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special
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election, you will generally be required to include in your income, for U.S. federal income tax purposes, your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
Plain Talk About Buying a Dividend
Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19
(not counting market change). You still have only $5,000 (250 shares x $19 =
$4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
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Special notice to non-U.S. investors. The Fund offered for sale in this prospectus is primarily intended to be made available to U.S. residents and may not be appropriate for investors taxable outside of the United States. Non-U.S. investors should visit the non-U.S. investors page on our website at global.vanguard.com for information about Vanguard’s non-U.S. products.
Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements under the Internal Revenue Code, as well as any non-U.S. taxes imposed by the investor’s relevant tax jurisdiction, may apply to an investment in the Fund. Non-U.S. investors should consult their own tax advisors with respect to any particular U.S. or non-U.S. tax consequences of their investment in the Fund.
Share Price
Share price, also known as NAV, is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares,
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including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
The Fund has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Fund will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Fund after such acceptance.
Vanguard fund share prices are published daily on our website at vanguard.com/prices.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard International Explorer Fund
	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$14.64	$13.87	$22.70	$16.90	$17.22
Investment Operations
Net Investment Income[1]	.330	.322	.337	.280	.211
Net Realized and Unrealized Gain (Loss) on Investments	3.041	.712	(8.145)	5.736	(.081)
Total from Investment Operations	3.371	1.034	(7.808)	6.016	.130
Distributions
Dividends from Net Investment Income	(.421)	(.264)	(.487)	(.216)	(.450)
Distributions from Realized Capital Gains	—	—	(.535)	—	—
Total Distributions	(.421)	(.264)	(1.022)	(.216)	(.450)
Net Asset Value, End of Period	$17.59	$14.64	$13.87	$22.70	$16.90
Total Return[2]	23.22%	7.41%	-35.83%	35.79%	0.62%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,356	$1,278	$1,447	$2,815	$2,329
Ratio of Total Expenses to Average Net Assets[3]	0.44%	0.52%	0.41%[4]	0.40%	0.39%
Ratio of Net Investment Income to Average Net Assets	1.93%	2.00%	1.94%	1.30%	1.29%
Portfolio Turnover Rate	48%	46%	60%	51%	71%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.01%, (0.06%), (0.05%), and (0.04%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.41%.
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Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the policies in this section without notice. Please call or check online for current information. See Contacting Vanguard.
In certain circumstances, Vanguard fund shares can be held directly with Vanguard. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums
To open and maintain an account. $3,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
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To add to an existing account. Generally $1.
How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—126).
By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
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Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
If applicable, orders by Vanguard Funds of Funds will be treated as received by the Fund at the same time that corresponding orders are received in proper form by the Vanguard Funds of Funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
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Other Purchase Rules You Should Know
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
Online. You may request a redemption of shares or request an exchange through our website.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
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How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Wealth Management clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated
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disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make
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additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund in an account with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone.
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You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access) or by telephone. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
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Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transfers to a shareholder’s donor advised fund managed by Vanguard Charitable.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.
• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.
• Redemptions of shares to pay fund or account fees.
• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).
• Transfers and reregistrations of shares within the same fund.
• Purchases of shares by asset transfer or direct rollover.
• Conversions of shares from one share class to another in the same fund.
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• Checkwriting redemptions.
• Section 529 college savings plans.
• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
• Purchases of shares with participant payroll or employer contributions or loan repayments.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Distributions, loans, and in-service withdrawals from a plan.
• Redemptions of shares as part of a plan termination or at the direction of the plan.
• Transactions executed through the Vanguard Managed Account Program.
• Redemptions of shares to pay fund or account fees.
• Share or asset transfers or rollovers.
• Reregistrations of shares.
• Conversions of shares from one share class to another in the same fund.
• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
*The following Vanguard fund accounts are also subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If
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necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
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Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
• Authorization to act on the account (as the account owner or by legal documentation or other means).
• Account registration and address.
• Fund name and account number, if applicable.
• Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
• Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
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Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Invalid Addresses
If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Account Service Fee
Vanguard may charge a $25 account service fee on fund accounts that have a balance below $5,000,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds,
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regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $25, will be deducted from fund accounts subject to the fee once per calendar year.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or
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options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Shareholder Rights
The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Whitehall Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
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Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Shareholder Reports and Financial Statements
Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports. The Fund’s Financial Statements and Other Information is filed with the SEC on Form N-CSR and available on our website.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
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• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
• Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
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Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
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Additional Information
The Trust’s Bylaws designate Delaware courts as the sole and exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, provided that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard International Explorer Fund	11/4/1996	IntlExplr	126	921946208
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
CFA® is a registered trademark owned by CFA Institute.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.
Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.
MSCI ACWI ex USA Index. An index that tracks stock markets in countries included in the MSCI EAFE Index plus Canada and a number of emerging markets, but excluding the United States.
MSCI EAFE Small Cap Index. An index that captures the small cap representation across developed markets in Europe, Australasia, and the Far East and excludes the United States and Canada.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
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New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Return of Capital. A return of capital occurs when a fund’s distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a fund. In general, a return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Standard & Poor’s EPAC SmallCap Index. An index that measures the performance of the smallest companies from the European and Pacific countries represented in the S&P Broad Market Index. The Index represents companies whose assets place them in the bottom 15% of the total market capital of each country.
Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard International Explorer™ Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a participant in an employer-sponsored plan:
Telephone: 800-523-1188; Text telephone for people with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-07443
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 126 022025

Vanguard Mid-Cap Growth Fund
Prospectus
 February 28, 2025
Investor Shares
Vanguard Mid-Cap Growth Fund Investor Shares (VMGRX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2024.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.32%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.33%
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Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$34	$106	$185	$418
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid-size companies. In selecting investments, each advisor invests in those mid-size companies that it believes have the best prospects for future growth. The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
• Investment style risk, which is the chance that returns from mid-capitalization growth stocks will trail returns from the overall stock market. Historically, mid-cap
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stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. The stock prices of mid-size companies tend to experience greater volatility because, among other things, mid-size companies tend to be more sensitive to changing economic conditions.
• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the information technology sector subjects the Fund to the proportionately higher exposure to the risks of this sector.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and another comparative index, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard Mid-Cap Growth Fund Investor Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	30.65%	June 30, 2020
Lowest	-22.88%	June 30, 2022
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Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard Mid-Cap Growth Fund Investor Shares
Return Before Taxes	17.81%	8.40%	8.91%
Return After Taxes on Distributions	17.05	6.26	6.94
Return After Taxes on Distributions and Sale of Fund Shares	10.63	6.22	6.74
Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)	22.10%	11.47%	11.54%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	12.48
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisors
Frontier Capital Management Co., LLC (Frontier Capital)

Wellington Management Company LLP (Wellington Management)
Portfolio Managers
Christopher J. Scarpa, Portfolio Manager of Frontier Capital. He has co-managed a portion of the Fund since 2018.

Ravi Dabas, Portfolio Manager of Frontier Capital. He has co-managed a portion of the Fund since 2019.

Timothy N. Manning, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has managed a portion of the Fund since 2018.
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Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Throughout the prospectus, this     symbol is used to mark detailed information about some of the risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Mid-Cap Growth Fund’s expense ratio would be 0.33%, or $3.30 per $1,000 of average net assets. The average expense ratio for mid-cap growth funds in 2023 was 1.09%, or
$10.90 per $1,000 of average net assets (derived from data provided by
Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the
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Fund’s investment objective is not fundamental and may be changed without a shareholder vote. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.
Market Exposure
Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid-size companies. Additionally, in selecting investments, each advisor invests in those mid-size companies that it believes have the best prospects for future growth. However, the Fund has the flexibility to invest the balance of its assets in common stocks with other market capitalizations and in other security types.
Plain Talk About Growth Funds and Value Funds
Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally invest in stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields, if any, and above-average prices in relation to measures such as earnings and book value. Value funds typically invest in stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Value stocks also may remain undervalued by the market for long periods of time. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The Fund is subject to investment style risk, which is the chance that returns from mid-capitalization growth stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. The stock prices of mid-size companies tend to experience greater volatility because, among other things, mid-size companies tend to be more sensitive to changing economic conditions.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and
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large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Fund’s stock holdings as of October 31, 2024, was $25.1 billion.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund’s investments and Fund performance.
Security Selection
The Fund uses two investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.
Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment or if the advisor deems it to be in the best interest of the Fund. Different advisors may reach different conclusions on the same security.
Frontier Capital employs a fundamental, bottom-up, and research-intensive investment approach to select mid-cap growth stocks. Frontier Capital seeks companies with above-average mid-cap growth prospects and competitive advantages that will allow them to earn superior rates of return on capital over a business cycle. The approach attempts to balance growth prospects with reasonable valuation and is long-term in nature; investment time frames are typically three to five years.
Wellington Management uses traditional methods of stock selection—fundamental research and analysis—to identify companies that it believes have above average-growth prospects. Wellington Management believes there is a short-term bias in equity markets that rewards near-term cyclical growth and creates opportunity for long-term growth. The team focuses on sustainable earnings power and develops bottom-up valuations based on return on investment capital forecasts, price-to-sales, and quantitative risk factors. Wellington Management seeks to control risk by emphasizing larger positions in established growth stocks and holding smaller positions in emerging names.
Ownership Limitations
As the assets managed by Vanguard and its external advisors continue to grow, the securities held by Vanguard funds increasingly are impacted by ownership limitations. Ownership limitations restrict the amount that funds can invest in
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certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, Vanguard is also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. Vanguard attempts to mitigate the impacts of ownership limitations on Vanguard funds through the various methods discussed below in Methods to address ownership limitations. However, it is possible that these methods will be unsuccessful.
Impacts of ownership limitations. When an ownership limitation applies, Vanguard may need to tell the Vanguard funds how much of impacted securities each fund can buy and hold. When this occurs, a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund’s advisor not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps Vanguard and the Vanguard funds take to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets Vanguard and its third-party advisors manage, the more likely it is that ownership limitations could affect Vanguard funds negatively.
Methods to address ownership limitations. Vanguard and the Vanguard funds try to manage the negative impacts that ownership limitations could have on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief, and there is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to obtain
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additional relief from ownership limitations in the future. In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. The risks of derivatives use are discussed elsewhere in the prospectus.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the information technology sector subjects the Fund to proportionately higher exposure to the risks of this sector.
Other Investment Policies and Risks
In addition to investing in mid-capitalization growth stocks, the Fund may make other kinds of investments to achieve its investment objective.

Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 25% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
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The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. Derivatives may be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements.
Vanguard administers a small portion of the Fund’s assets to facilitate cash flows to and from the Fund’s advisors. The Fund may invest these assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including Vanguard equity ETF Shares. These equity futures and ETFs typically provide returns similar to those of common stocks. The Fund may also purchase futures or ETFs when doing so will reduce the Fund’s transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares of other Vanguard funds are excluded when allocating to the Fund its share of the costs of Vanguard operations.
Cash Management
The Fund’s daily cash balance may be invested in Vanguard Market Liquidity Fund, a government money market fund, and/or Vanguard Municipal Low Duration Fund, a short-term municipal bond fund (each, a CMT Fund). When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
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Redemption Requests
Methods used to meet redemption requests. Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to first meet redemptions from a cash or cash equivalent reserve. Alternatively, Vanguard may instruct the advisors to sell a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of
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these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately. A Fund may also invest beyond its normal limits in derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs.
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These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.
• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
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A precautionary note to investment companies: The Fund’s shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows the historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
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Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisors
The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund’s assets, subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.
Frontier Capital Management Co., LLC, 99 Summer Street, Boston, MA 02110, is an investment management firm founded in 1980. As of October 31, 2024, the firm managed approximately $10.7 billion in assets.
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of October 31, 2024, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.3 trillion in client assets.
The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the Russell Midcap Growth Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

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For the fiscal year ended October 31, 2024, the aggregate advisory fee represented an effective annual rate of 0.20% of the Fund’s average net assets before a performance-based decrease of 0.07%.
Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund’s investment advisory agreements, see the semiannual report to shareholders covering the fiscal period ended April 30, 2024.
The managers primarily responsible for the day-to-day management of the Fund are:
Christopher J. Scarpa, Portfolio Manager of Frontier Capital. He has worked in investment management since 1998, has been with Frontier Capital since 2001, and has co-managed a portion of the Fund since 2018. Education: B.A., Tufts University; M.B.A., Harvard Business School.

Ravi Dabas, Portfolio Manager of Frontier Capital. He has worked in investment management since joining Frontier Capital in 2007, and has co-managed a portion of the Fund since 2019. Education: B.E., Delhi College of Engineering; M.S., University of Houston; M.B.A., University of Pennsylvania.

Timothy M. Manning, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1996, has been with Wellington Management since 2007, has managed investment portfolios since 2014, and has managed a portion of the Fund since 2018. Education: B.S., Boston University.
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The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are taxable as if received in December.
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• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax deduction on “qualified REIT dividends,” if any, distributed by the Fund.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard makes changes that would impact the Fund directly or indirectly, including if Vanguard makes changes to the Fund’s portfolio or to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
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This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
Plain Talk About Buying a Dividend
Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19
(not counting market change). You still have only $5,000 (250 shares x $19 =
$4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Special notice to non-U.S. investors. The Fund offered for sale in this prospectus is primarily intended to be made available to U.S. residents and may not be appropriate for investors taxable outside of the United States. Non-U.S. investors should visit the non-U.S. investors page on our website at global.vanguard.com for information about Vanguard’s non-U.S. products.
Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements under the Internal Revenue Code, as well as any non-U.S. taxes imposed by the investor’s relevant tax jurisdiction, may
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apply to an investment in the Fund. Non-U.S. investors should consult their own tax advisors with respect to any particular U.S. or non-U.S. tax consequences of their investment in the Fund.
Share Price
Share price, also known as NAV, is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political
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news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
The Fund has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Fund will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Fund after such acceptance.
Vanguard fund share prices are published daily on our website at vanguard.com/prices.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard Mid-Cap Growth Fund
	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$19.38	$19.24	$38.72	$29.89	$27.93
Investment Operations
Net Investment Income (Loss)[1]	.090	.076	.031	(.013)	.068
Net Realized and Unrealized Gain (Loss) on Investments	6.831	.113	(10.190)	10.957	4.680
Total from Investment Operations	6.921	.189	(10.159)	10.944	4.748
Distributions
Dividends from Net Investment Income	(.091)	(.049)	(.005)	(.051)	(.067)
Distributions from Realized Capital Gains	—	—	(9.316)	(2.063)	(2.721)
Total Distributions	(.091)	(.049)	(9.321)	(2.114)	(2.788)
Net Asset Value, End of Period	$26.21	$19.38	$19.24	$38.72	$29.89
Total Return[2]	35.77%	0.99%	-32.22%	37.68%	18.33%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,042	$2,530	$2,956	$5,290	$4,414
Ratio of Total Expenses to Average Net Assets[3]	0.33%[4]	0.37%[4]	0.35%[4]	0.33%	0.34%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.37%	0.37%	0.14%	(0.04)%	0.25%
Portfolio Turnover Rate	69%	87%	71%	98%	74%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.07%), (0.02%), (0.05%), (0.06%), and (0.05%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.33%, 0.37%, and 0.35%, respectively.
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Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the policies in this section without notice. Please call or check online for current information. See Contacting Vanguard.
In certain circumstances, Vanguard fund shares can be held directly with Vanguard. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums
To open and maintain an account. $3,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for information regarding your eligibility.
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To add to an existing account. Generally $1.
How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—301).
By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
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Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
If applicable, orders by Vanguard Funds of Funds will be treated as received by the Fund at the same time that corresponding orders are received in proper form by the Vanguard Funds of Funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
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Other Purchase Rules You Should Know
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
Online. You may request a redemption of shares or request an exchange through our website.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
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How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Wealth Management clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated
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disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make
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additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund in an account with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone.
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You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access) or by telephone. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
31

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transfers to a shareholder’s donor advised fund managed by Vanguard Charitable.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.
• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.
• Redemptions of shares to pay fund or account fees.
• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).
• Transfers and reregistrations of shares within the same fund.
• Purchases of shares by asset transfer or direct rollover.
• Conversions of shares from one share class to another in the same fund.
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• Checkwriting redemptions.
• Section 529 college savings plans.
• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
• Purchases of shares with participant payroll or employer contributions or loan repayments.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Distributions, loans, and in-service withdrawals from a plan.
• Redemptions of shares as part of a plan termination or at the direction of the plan.
• Transactions executed through the Vanguard Managed Account Program.
• Redemptions of shares to pay fund or account fees.
• Share or asset transfers or rollovers.
• Reregistrations of shares.
• Conversions of shares from one share class to another in the same fund.
• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
*The following Vanguard fund accounts are also subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If
33

necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
34

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
• Authorization to act on the account (as the account owner or by legal documentation or other means).
• Account registration and address.
• Fund name and account number, if applicable.
• Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
• Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
35

Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Invalid Addresses
If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Account Service Fee
Vanguard may charge a $25 account service fee on fund accounts that have a balance below $5,000,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds,
36

regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $25, will be deducted from fund accounts subject to the fee once per calendar year.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or
37

options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Shareholder Rights
The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Whitehall Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
38

Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Shareholder Reports and Financial Statements
Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports. The Fund’s Financial Statements and Other Information is filed with the SEC on Form N-CSR and available on our website.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
39

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
• Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
40

Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
41

Additional Information
The Trust’s Bylaws designate Delaware courts as the sole and exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, provided that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard Mid-Cap Growth Fund	12/31/1997	MidCpGro	301	921946307
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index designed to measure all U.S. equity issues with readily available prices.
Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
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New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Return of Capital. A return of capital occurs when a fund’s distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a fund. In general, a return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
Russell Midcap Growth Index. An index that measures the performance of those Russell Midcap Index companies with higher price/book ratios and higher predicted growth rates.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Mid-Cap Growth Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a participant in an employer-sponsored plan:
Telephone: 800-523-1188; Text telephone for people with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-07443
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 301 022025

Vanguard High Dividend Yield ETF
Prospectus
 February 28, 2025
Exchange-traded fund shares that are not individually redeemable and are listed on NYSE Arca
Vanguard High Dividend Yield Index Fund ETF Shares (VYM)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2024.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Share Price and Market Price	25
Additional Information	27
Financial Highlights	28
Glossary of Investment Terms	30

ETF Summary
Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of common stocks of companies that are characterized by high dividend yield.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell ETF Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
Transaction Fee on Conversion to ETF Shares	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.05%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.06%
1

Example
The following example is intended to help you compare the cost of investing in the Fund’s ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$6	$19	$34	$77
This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the FTSE High Dividend Yield Index (the Index), which consists of common stocks of companies that pay dividends that generally are higher than average (excluding real estate investment trusts (REITs)). The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.
2

Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market. In addition, the Fund’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
• Investment style risk, which is the chance that returns from high-dividend-paying stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.
• Index-related risks. The Fund is subject to risks associated with index investing, which include passive management risk, tracking error risk, and index provider risk. Passive management risk is the chance that the Fund’s use of an indexing strategy will negatively impact the Fund’s performance. Because the Fund seeks to track the performance of its target index regardless of how that index is performing, the Fund’s performance may be lower than it would be if the Fund were actively managed. Tracking error risk is the chance that the Fund’s performance will deviate from the performance of its target index. Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. Index provider risk is the chance that the Fund will be negatively impacted by changes or errors made by the index provider. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Index replicating risk, which is the chance that the Fund may be prevented from holding one or more securities in the same proportion as in its target index.
Because ETF Shares are traded on an exchange, they are subject to additional risks:
• The Fund’s ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the
3

secondary market, and you may receive more or less than NAV when you sell those shares.
• Although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.
• Trading of the Fund’s ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund’s target index and another comparative index, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
4

Annual Total Returns — Vanguard High Dividend Yield Index Fund ETF Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	15.14%	December 31, 2022
Lowest	-23.96%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard High Dividend Yield Index Fund ETF Shares
Based on NAV
Return Before Taxes	17.60%	9.74%	9.77%
Return After Taxes on Distributions	16.81	8.93	8.96
Return After Taxes on Distributions and Sale of Fund Shares	10.94	7.56	7.80
Based on Market Price
Return Before Taxes	17.56	9.75	9.77
FTSE High Dividend Yield Index (reflects no deduction for fees, expenses, or taxes)	17.65%	9.79%	9.83%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	12.48
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
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Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Nick Birkett, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2023.
Chris Nieves, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since February 2025.
Gerard C. O’Reilly, Portfolio Manager and Principal of Vanguard. He has co-managed the Fund since 2016.
Jena Stenger, Portfolio Manager at Vanguard. She has co-managed the Fund since February 2025.
Purchase and Sale of Fund Shares
ETF Shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), typically in exchange for baskets of securities.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
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Investing in Vanguard ETF® Shares
What Are Vanguard ETF Shares?
Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard funds. ETF Shares represent an interest in the portfolio of stocks or bonds held by the issuing fund. This prospectus describes Vanguard High Dividend Yield ETF, a class of shares issued by Vanguard High Dividend Yield Index Fund. In addition to ETF Shares, the Fund offers one conventional (i.e., not exchange-traded) class of shares. This prospectus, however, relates only to ETF Shares.
How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?
Conventional mutual fund shares can be directly purchased from and redeemed with the issuing fund for cash at the net asset value (NAV), typically calculated once a day. ETF Shares, by contrast, cannot be purchased directly from or redeemed directly with the issuing fund by an individual investor. Rather, ETF Shares can only be purchased or redeemed directly from the issuing fund by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), usually in exchange for baskets of securities and not for cash (although some funds issue and redeem Creation Units in exchange for cash or a combination of cash and securities).
An organized secondary trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Individual investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that are subject to change throughout the day based on the supply of and demand for ETF Shares, changes in the prices of the fund’s portfolio holdings, and other factors.
The market price of a fund’s ETF Shares typically will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of market disruption or extreme market volatility, the difference may become significant.
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How Do I Buy and Sell Vanguard ETF Shares?
ETF Shares of the Fund are listed for trading on NYSE Arca. You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security—through a broker. Your broker may charge a commission to execute a transaction. You will also incur the cost of the “bid-ask spread,” which is the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market. Because secondary-market transactions occur at market prices, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares and receive more or less than NAV when you sell those shares. In times of severe market disruption, the bid-ask spread and premiums/discounts can increase significantly. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.
Your ownership of ETF Shares will be shown on the records of the broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for ensuring that you receive income and capital gains distributions, as well as shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.
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More on the Fund and ETF Shares
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any fund, you should take into account your personal tolerance for fluctuations in the securities markets. Throughout the prospectus, this     symbol is used to mark detailed information about some of the risks that you would confront as a Fund shareholder. To highlight terms and concepts important to fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Share Class Overview
This prospectus offers the Fund’s ETF Shares, an exchange-traded class of shares. A separate prospectus offers the Fund’s Admiral Shares.
Both share classes offered by the Fund have the same investment objective, strategies, and policies. However, because different share classes can have different expenses, their investment returns may differ.
A Note to Investors
Vanguard ETF Shares can be purchased directly from the issuing Fund only by certain authorized broker-dealers in exchange for a basket of securities (or, in some cases, for cash or a combination of cash and securities). Individual investors generally will not be able to purchase ETF Shares directly from the Fund. Instead, these investors will purchase ETF Shares on the secondary market through a broker.
Plain Talk About Fund Expenses
All funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard High Dividend Yield Index Fund ETF
Shares’ expense ratio would be 0.06%, or $0.60 per $1,000 of average net assets. The average expense ratio for equity income funds in 2023 was
1.03%, or $10.30 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the fund industry).

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Plain Talk About Costs of Investing
Costs are an important consideration in choosing an ETF. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities, including costs generated by shareholders of other share classes offered by the fund. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.
Market Exposure
The Fund invests mainly in common stocks of companies that are characterized by high dividend yields relative to the overall market’s yield, excluding REITs. Stocks purchased by the Fund are expected to pay high dividends and may also have the potential for long-term capital appreciation.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market. In addition, the Fund’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and
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large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Fund’s stock holdings as of October 31, 2024, was $142 billion.

The Fund is subject to investment style risk, which is the chance that returns from high-dividend-paying stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund’s investments and Fund performance.
Security Selection
The Fund attempts to track the investment performance of the FTSE High Dividend Yield Index, which consists of companies whose common stocks are characterized by high dividend yields relative to the overall stock market (excluding REITs). The FTSE High Dividend Yield Index is maintained by FTSE Russell, a widely known global index provider.

The Fund uses the replication method of indexing. This means that the Fund holds each security found in the FTSE High Dividend Yield Index in approximately the same proportion as represented in the Index itself. For example, if 5% of the Index were made up of the stock of a specific company, the Fund would invest approximately 5% of its assets in that company.
Index investing and risks. The Fund is an index fund. Index funds attempt to track—not outperform—the performance of a specified market index (target index). An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. Some indexes represent entire markets, such as the U.S. stock market, while others cover a segment of a market, such as short-term bonds. As an index fund, the Fund seeks to track the performance of its target index regardless of how the target index is performing. The advisor’s use of an indexing, or passive, approach to select and maintain investments for the Fund means that the advisor will select securities based on their inclusion in the target index and will not use strategies to reduce negative impacts to the Fund during periods of market volatility. As a result, the Fund performance may be lower than it would be if the Fund were actively managed.
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One cannot invest directly in an index. Instead, an index fund’s advisor will typically seek to hold all, or substantially all, of the securities that make up the fund’s target index (often referred to as “replicating” an index or a “full replication” approach) or a representative sample of the securities that make up a fund’s target index (often referred to as “sampling” an index).

The Fund is subject to index replicating risk, which is the chance that the Fund may be prevented from holding one or more securities in the same proportion as in its target index.
As an index fund, the Fund is subject to tracking error. It is important to understand that an index fund will never perform exactly the same as its target index because, among other things, an index fund will have operating expenses and transaction costs and its target index will not. Beyond these inherent differences between the operation of an index fund and the operation of its target index, there are a variety of other factors that can cause or result in tracking error. These may include, but are not limited to:
• Price differences between the securities held by an index fund and those included in its target index
• Cash flows into or out of an index fund
• The size of an index fund
• Compliance with new or existing regulatory requirements
• Portfolio transactions carried out by an index fund’s advisor to minimize the distribution of capital gains
• Changes to the underlying securities that make up an index fund’s target index
• Errors made by the index provider
Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. An index fund that samples its target index may be more likely to experience tracking error than an index fund that replicates its target index.
The Fund is subject to risks associated with the provider of its target index. The index provider determines which securities to include in the target index and how the securities are weighted. The index provider does not provide any warranty or accept any liability with respect to the quality, accuracy, or completeness of the target index or any data used to compile the target index. Under normal circumstances, the index provider will rebalance (update) the target index on a regular schedule. The index provider may rebalance the target index outside of the regular schedule or delay or cancel a scheduled rebalance, which could result in added costs for the Fund or cause the Fund to experience tracking error.
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The index provider may make errors, and it is possible that such errors may not be identified by the index provider for a period of time or at all. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund shareholders. Vanguard does not provide any warranty or guarantee against errors made by the index provider.
Ownership Limitations
As the assets managed by Vanguard and its external advisors continue to grow, the securities held by Vanguard funds increasingly are impacted by ownership limitations. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, Vanguard is also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. Vanguard attempts to mitigate the impacts of ownership limitations on Vanguard funds through the various methods discussed below in Methods to address ownership limitations. However, it is possible that these methods will be unsuccessful.
Impacts of ownership limitations. When an ownership limitation applies, Vanguard may need to tell the Vanguard funds how much of impacted securities each fund can buy and hold. When this occurs, a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund’s advisor not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps Vanguard and the Vanguard funds take to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and
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character of distributions to the fund’s shareholders. The more assets Vanguard and its third-party advisors manage, the more likely it is that ownership limitations could affect Vanguard funds negatively.
Methods to address ownership limitations. Vanguard and the Vanguard funds try to manage the negative impacts that ownership limitations could have on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief, and there is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to obtain additional relief from ownership limitations in the future. In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. The risks of derivatives use are discussed elsewhere in the prospectus.
Other Investment Policies and Risks
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the provider of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.
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The Fund has the ability to invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.
To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives, including equity futures. The Fund may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
Cash Management
The Fund’s daily cash balance may be invested in Vanguard Market Liquidity Fund, a government money market fund, and/or Vanguard Municipal Low Duration Fund, a short-term municipal bond fund (each, a CMT Fund). When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Redemption Requests
Methods used to meet redemption requests. Redemptions of ETF Shares are typically met through a combination of cash and securities held by the Fund; see “How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?” If cash is used to meet redemptions, the Fund typically obtains such cash through positive cash flows or the sale of Fund holdings consistent with the Fund’s investment objective and strategy. Please consult the Fund’s Statement of Additional Information for further information on redemptions of ETF Shares.
Under certain circumstances, including under stressed market conditions, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
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Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately. A Fund may also invest beyond its normal limits in derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry
.
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Special Risks of Exchange-Traded Shares

ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only by certain authorized broker-dealers and only in large blocks known as Creation Units. Consequently, if you want to liquidate some or all of your ETF Shares, you must sell them on the secondary market at prevailing market prices.

The market price of ETF Shares may differ from NAV. Although it is expected that the market price of an ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares. These discounts and premiums are likely to be greatest during times of market disruption or extreme market volatility.
Vanguard’s website at vanguard.com shows the previous day’s closing NAV and closing market price for the Fund’s ETF Shares. The website also discloses, in the Premium/Discount Analysis section of the ETF Shares’ Price & Performance page, how frequently the Fund’s ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

An active trading market may not exist. Although Vanguard ETF Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained. Although this could happen at any time, it is more likely to occur during times of severe market disruption. If you attempt to sell your ETF Shares when an active trading market is not functioning, you may have to sell at a significant discount to NAV. In extreme cases, you may not be able to sell your shares at all.

Trading may be halted. Trading of Vanguard ETF Shares on an exchange may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of ETF Shares may also be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
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By investing in the ETF Shares of a fund that also offers conventional mutual fund shares, you could be subject to costs and/or tax impacts that you would not be subject to if you invested in exchange-traded shares offered by a fund without a conventional mutual fund share class. These costs include brokerage and other transaction costs associated with the Fund buying and selling portfolio securities in response to conventional mutual fund share class inflows and outflows, cash drag as a result of the Fund holding the cash necessary to satisfy conventional mutual fund share class transactions, and taxable capital gains distributions if the Fund has to sell portfolio holdings at a gain in order to satisfy mutual fund share class redemptions.
Conversion Privilege
Owners of conventional shares issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.
You must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® or with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, please contact your broker.
Vanguard Brokerage Services does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege.
Converting conventional shares to ETF Shares is generally accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker’s omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard’s records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes.
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Your Fund’s transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.
Because the DTC is unable to handle fractional shares, only whole shares can be converted. For example, if you owned 300.25 conventional shares, and this was equivalent in value to 90.75 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares with a value equal to 0.75 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker’s omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.75 ETF Shares or (2) redeem the 2.481 conventional shares for cash at NAV and deliver that cash to your account. If your broker chose to redeem your conventional shares, you would realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.
If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services, all conventional shares for which you request conversion will be converted to ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will not be taxable.
Here are some important points to keep in mind when converting conventional shares of a Vanguard fund to ETF Shares:
• The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.
• Until the conversion process is complete, you will remain fully invested in a fund’s conventional shares, and your investment will increase or decrease in value in tandem with the NAV of those shares.
• The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.
A precautionary note to investment companies: The Fund’s ETF Shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies and private funds is subject to the
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restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Shareholder Rights
The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Whitehall Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Frequent Trading and Market-Timing
Unlike frequent trading of a Vanguard fund’s conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund, they do not harm the fund or its shareholders. Certain broker-dealers are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades typically are effected in kind (i.e., for securities and not for cash), or are assessed a transaction fee when effected in cash, they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent trading. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
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Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (i.e., not exchange-traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of October 31, 2024, Vanguard served as advisor for approximately
21

$8.4 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.
For the fiscal year ended October 31, 2024, the advisory expenses represented an effective annual rate of less than 0.01% of the Fund’s average net assets.
Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the semiannual report to shareholders covering the fiscal period ended April 30, 2024.
The managers primarily responsible for the day-to-day management of the Fund are:
Nick Birkett, CFA, Portfolio Manager at Vanguard. He has worked in investment management since 2005, has been with Vanguard since 2017, and has co-managed the Fund since 2023. Education: B.S., University of Bath.
Chris Nieves, CFA, Portfolio Manager at Vanguard. He has worked in investment management since 2013, has been with Vanguard since 2017, and has co-managed the Fund since February 2025. Education: B.A., Cornell University; MEng., Cornell University.
Gerard C. O’Reilly, Portfolio Manager and Principal of Vanguard. He has been with Vanguard since 1992, has managed investment portfolios since 1994, and has co-managed the Fund since 2016. Education: B.S., Villanova University.
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Jena Stenger, Portfolio Manager at Vanguard. She has worked in investment management since 2013, has been with Vanguard since 2015, and has co-managed the Fund since February 2025. Education: B.S., Villanova University; M.B.A., University of Chicago Booth School of Business.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Reinvestment of Distributions
In order to reinvest dividend and capital gains distributions, investors in the Fund’s ETF Shares must hold their shares at a broker that offers a reinvestment service. This can be the broker’s own service or a service made available by a third party, such as the broker’s outside clearing firm or the DTC. If a reinvestment service is available, distributions of income and capital gains can automatically be reinvested in additional whole and fractional ETF Shares of the
23

Fund. If a reinvestment service is not available, investors will receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.
As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur two business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of the Fund’s shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund’s income, gains, and losses.
Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional ETF Shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are taxable as if received in December.
• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding period requirements with respect to your ETF Shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax deduction on “qualified REIT dividends,” if any, distributed by the Fund.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned ETF Shares.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard makes changes that would impact the Fund directly or indirectly, including if Vanguard makes changes to the Fund’s portfolio or to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling your ETF Shares.
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• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale of ETF Shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may be subject to state and local income taxes.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
Share Price and Market Price
Share price, also known as NAV, is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks (an option available only to certain authorized broker-dealers) or if you convert your conventional fund shares to ETF Shares.
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Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
The Fund has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Fund will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Fund of Funds, and the order will receive the NAV next computed by the Fund after such acceptance.
26

Vanguard’s website will show the previous day’s closing NAV and closing market price for the Fund’s ETF Shares.
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Additional Information
The Trust’s Bylaws designate Delaware courts as the sole and exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, provided that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Vanguard Fund	Inception Date	Vanguard Fund Number	CUSIP Number
Vanguard High Dividend Yield Index Fund
ETF Shares	11/10/2006	923	921946406
Certain affiliates of the Fund and the advisor may purchase and resell ETF Shares pursuant to the prospectus.
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard High Dividend Yield Index Fund ETF Shares

For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$100.48	$106.42	$108.42	$79.49	$89.60
Investment Operations
Net Investment Income[1]	3.491	3.435	3.232	3.010	2.950
Net Realized and Unrealized Gain (Loss) on Investments	27.449	(6.022)	(2.016)	28.887	(10.184)
Total from Investment Operations	30.940	(2.587)	1.216	31.897	(7.234)
Distributions
Dividends from Net Investment Income	(3.630)	(3.353)	(3.216)	(2.967)	(2.876)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.630)	(3.353)	(3.216)	(2.967)	(2.876)
Net Asset Value, End of Period	$127.79	$100.48	$106.42	$108.42	$79.49
Total Return	31.15%	-2.54%	1.18%	40.55%	-8.17%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$58,925	$45,997	$48,689	$39,766	$26,279
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%[2]	0.06%[2]	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	2.96%	3.22%	3.01%	2.99%	3.53%
Portfolio Turnover Rate[3]	13%	6%	9%	8%	11%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.06%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
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CFA® is a registered trademark owned by CFA Institute.
London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®“, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.
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Glossary of Investment Terms
Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the issuing fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund’s Distributor.
Bid-Ask Spread. The difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market.
Capital Gains Distributions. Payments to fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Common Stock. A security representing ownership rights in a corporation.
Creation Unit. A large block of a specified number of ETF Shares. Certain broker-dealers known as “Authorized Participants” may purchase and redeem ETF Shares from the issuing fund in Creation Unit size blocks.
Dividend Distributions. Payments to fund shareholders of income from interest or dividends generated by a fund’s investments.
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index designed to measure all U.S. equity issues with readily available prices.
Ex-Dividend Date. The date when a distribution of dividends and/or capital gains is deducted from the share price of a mutual fund, ETF, or stock. On the ex-dividend date, the share price drops by the amount of the distribution per share (plus or minus any market activity).
Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
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Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Return of Capital. A return of capital occurs when a fund’s distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a fund. In general, a return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard High Dividend Yield ETF, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund’s ETF Shares and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about Vanguard ETF Shares, please visit https://vgi.vg/fund-literature or contact us as follows:
Telephone: 866-499-8473; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-07443
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 923 022025

Vanguard High Dividend Yield Index Fund
Prospectus
 February 28, 2025
Admiral™ Shares
Vanguard High Dividend Yield Index Fund Admiral Shares (VHYAX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2024.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of common stocks of companies that are characterized by high dividend yield.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Admiral Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.07%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.08%
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Example
The following example is intended to help you compare the cost of investing in the Fund’s Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the FTSE High Dividend Yield Index (the Index), which consists of common stocks of companies that pay dividends that generally are higher than average (excluding real estate investment trusts (REITs)). The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market.
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In addition, the Fund’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
• Investment style risk, which is the chance that returns from high-dividend-paying stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.
• Index-related risks. The Fund is subject to risks associated with index investing, which include passive management risk, tracking error risk, and index provider risk. Passive management risk is the chance that the Fund’s use of an indexing strategy will negatively impact the Fund’s performance. Because the Fund seeks to track the performance of its target index regardless of how that index is performing, the Fund’s performance may be lower than it would be if the Fund were actively managed. Tracking error risk is the chance that the Fund’s performance will deviate from the performance of its target index. Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. Index provider risk is the chance that the Fund will be negatively impacted by changes or errors made by the index provider. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Index replicating risk, which is the chance that the Fund may be prevented from holding one or more securities in the same proportion as in its target index.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Admiral Shares compare with those of the Fund’s target index and another comparative index, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
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Annual Total Returns — Vanguard High Dividend Yield Index Fund Admiral Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	15.12%	December 31, 2022
Lowest	-23.94%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Vanguard High Dividend Yield Index Fund Admiral Shares				02/07/2019
Return Before Taxes	17.59%	9.73%	11.06%
Return After Taxes on Distributions	16.81	8.92	10.22
Return After Taxes on Distributions and Sale of Fund Shares	10.93	7.55	8.70
FTSE High Dividend Yield Index (reflects no deduction for fees, expenses, or taxes)	17.65%	9.79%	11.13%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	15.12
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes
4

on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Nick Birkett, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2023.
Chris Nieves, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since February 2025.
Gerard C. O’Reilly, Portfolio Manager and Principal of Vanguard. He has co-managed the Fund since 2016.
Jena Stenger, Portfolio Manager at Vanguard. She has co-managed the Fund since February 2025.
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Admiral Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Throughout the prospectus, this     symbol is used to mark detailed information about some of the risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Share Class Overview
This prospectus offers the Fund’s Admiral Shares. A separate prospectus offers the Fund’s ETF Shares, an exchange-traded class of shares.
Both share classes offered by the Fund have the same investment objective, strategies, and policies. However, because different share classes can have different expenses, their investment returns may differ.
Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard High Dividend Yield Index Fund
Admiral Shares’ expense ratio would be 0.08%, or $0.80 per $1,000 of average net assets. The average expense ratio for equity income funds in
2023 was 1.03%, or $10.30 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

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Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities, including costs generated by shareholders of other share classes offered by the fund. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.
Market Exposure
The Fund invests mainly in common stocks of companies that are characterized by high dividend yields relative to the overall market’s yield, excluding REITs. Stocks purchased by the Fund are expected to pay high dividends and may also have the potential for long-term capital appreciation.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market. In addition, the Fund’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and
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large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Fund’s stock holdings as of October 31, 2024, was $142 billion.

The Fund is subject to investment style risk, which is the chance that returns from high-dividend-paying stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund’s investments and Fund performance.
Security Selection
The Fund attempts to track the investment performance of the FTSE High Dividend Yield Index, which consists of companies whose common stocks are characterized by high dividend yields relative to the overall stock market (excluding REITs). The FTSE High Dividend Yield Index is maintained by FTSE Russell, a widely known global index provider.

The Fund uses the replication method of indexing. This means that the Fund holds each security found in the FTSE High Dividend Yield Index in approximately the same proportion as represented in the Index itself. For example, if 5% of the Index were made up of the stock of a specific company, the Fund would invest approximately 5% of its assets in that company.
Index investing and risks. The Fund is an index fund. Index funds attempt to track—not outperform—the performance of a specified market index (target index). An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. Some indexes represent entire markets, such as the U.S. stock market, while others cover a segment of a market, such as short-term bonds. As an index fund, the Fund seeks to track the performance of its target index regardless of how the target index is performing. The advisor’s use of an indexing, or passive, approach to select and maintain investments for the Fund means that the advisor will select securities based on their inclusion in the target index and will not use strategies to reduce negative impacts to the Fund during periods of market volatility. As a result, the Fund performance may be lower than it would be if the Fund were actively managed.
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One cannot invest directly in an index. Instead, an index fund’s advisor will typically seek to hold all, or substantially all, of the securities that make up the fund’s target index (often referred to as “replicating” an index or a “full replication” approach) or a representative sample of the securities that make up a fund’s target index (often referred to as “sampling” an index).

The Fund is subject to index replicating risk, which is the chance that the Fund may be prevented from holding one or more securities in the same proportion as in its target index.
As an index fund, the Fund is subject to tracking error. It is important to understand that an index fund will never perform exactly the same as its target index because, among other things, an index fund will have operating expenses and transaction costs and its target index will not. Beyond these inherent differences between the operation of an index fund and the operation of its target index, there are a variety of other factors that can cause or result in tracking error. These may include, but are not limited to:
• Price differences between the securities held by an index fund and those included in its target index
• Cash flows into or out of an index fund
• The size of an index fund
• Compliance with new or existing regulatory requirements
• Portfolio transactions carried out by an index fund’s advisor to minimize the distribution of capital gains
• Changes to the underlying securities that make up an index fund’s target index
• Errors made by the index provider
Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. An index fund that samples its target index may be more likely to experience tracking error than an index fund that replicates its target index.
The Fund is subject to risks associated with the provider of its target index. The index provider determines which securities to include in the target index and how the securities are weighted. The index provider does not provide any warranty or accept any liability with respect to the quality, accuracy, or completeness of the target index or any data used to compile the target index. Under normal circumstances, the index provider will rebalance (update) the target index on a regular schedule. The index provider may rebalance the target index outside of the regular schedule or delay or cancel a scheduled rebalance, which could result in added costs for the Fund or cause the Fund to experience tracking error.
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The index provider may make errors, and it is possible that such errors may not be identified by the index provider for a period of time or at all. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund shareholders. Vanguard does not provide any warranty or guarantee against errors made by the index provider.
Ownership Limitations
As the assets managed by Vanguard and its external advisors continue to grow, the securities held by Vanguard funds increasingly are impacted by ownership limitations. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, Vanguard is also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. Vanguard attempts to mitigate the impacts of ownership limitations on Vanguard funds through the various methods discussed below in Methods to address ownership limitations. However, it is possible that these methods will be unsuccessful.
Impacts of ownership limitations. When an ownership limitation applies, Vanguard may need to tell the Vanguard funds how much of impacted securities each fund can buy and hold. When this occurs, a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund’s advisor not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps Vanguard and the Vanguard funds take to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and
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character of distributions to the fund’s shareholders. The more assets Vanguard and its third-party advisors manage, the more likely it is that ownership limitations could affect Vanguard funds negatively.
Methods to address ownership limitations. Vanguard and the Vanguard funds try to manage the negative impacts that ownership limitations could have on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief, and there is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to obtain additional relief from ownership limitations in the future. In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. The risks of derivatives use are discussed elsewhere in the prospectus.
Other Investment Policies and Risks
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the provider of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.
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The Fund has the ability to invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.
To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives, including equity futures. The Fund may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
Cash Management
The Fund’s daily cash balance may be invested in Vanguard Market Liquidity Fund, a government money market fund, and/or Vanguard Municipal Low Duration Fund, a short-term municipal bond fund (each, a CMT Fund). When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Redemption Requests
Methods used to meet redemption requests. Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency
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circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or
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provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately. A Fund may also invest beyond its normal limits in derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for
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30 calendar days after the investor has redeemed or exchanged out of that fund account.
• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (i.e., not exchange-traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
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The Fund and Vanguard
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of October 31, 2024, Vanguard served as advisor for approximately $8.4 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.
For the fiscal year ended October 31, 2024, the advisory expenses represented an effective annual rate of less than 0.01% of the Fund’s average net assets.
Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be
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hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the semiannual report to shareholders covering the fiscal period ended April 30, 2024.
The managers primarily responsible for the day-to-day management of the Fund are:
Nick Birkett, CFA, Portfolio Manager at Vanguard. He has worked in investment management since 2005, has been with Vanguard since 2017, and has co-managed the Fund since 2023. Education: B.S., University of Bath.
Chris Nieves, CFA, Portfolio Manager at Vanguard. He has worked in investment management since 2013, has been with Vanguard since 2017, and has co-managed the Fund since February 2025. Education: B.A., Cornell University; MEng., Cornell University.
Gerard C. O’Reilly, Portfolio Manager and Principal of Vanguard. He has been with Vanguard since 1992, has managed investment portfolios since 1994, and has co-managed the Fund since 2016. Education: B.S., Villanova University.
Jena Stenger, Portfolio Manager at Vanguard. She has worked in investment management since 2013, has been with Vanguard since 2015, and has co-managed the Fund since February 2025. Education: B.S., Villanova University; M.B.A., University of Chicago Booth School of Business.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. Income dividends
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generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are taxable as if received in December.
• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax deduction on “qualified REIT dividends,” if any, distributed by the Fund.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s
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investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard makes changes that would impact the Fund directly or indirectly, including if Vanguard makes changes to the Fund’s portfolio or to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
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Plain Talk About Buying a Dividend
Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19
(not counting market change). You still have only $5,000 (250 shares x $19 =
$4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Special notice to non-U.S. investors. The Fund offered for sale in this prospectus is primarily intended to be made available to U.S. residents and may not be appropriate for investors taxable outside of the United States. Non-U.S. investors should visit the non-U.S. investors page on our website at global.vanguard.com for information about Vanguard’s non-U.S. products.
Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements under the Internal Revenue Code, as well as any non-U.S. taxes imposed by the investor’s relevant tax jurisdiction, may apply to an investment in the Fund. Non-U.S. investors should consult their own tax advisors with respect to any particular U.S. or non-U.S. tax consequences of their investment in the Fund.
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Share Price
Share price, also known as NAV, is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
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Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
The Fund has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Fund will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Fund after such acceptance.
Vanguard fund share prices are published daily on our website at vanguard.com/prices.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard High Dividend Yield Index Fund Admiral Shares

For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$30.30	$32.09	$32.69	$23.97	$27.02
Investment Operations
Net Investment Income[1]	1.045	1.030	.970	.902	.887
Net Realized and Unrealized Gain (Loss) on Investments	8.272	(1.815)	(.607)	8.707	(3.075)
Total from Investment Operations	9.317	(.785)	.363	9.609	(2.188)
Distributions
Dividends from Net Investment Income	(1.087)	(1.005)	(.963)	(.889)	(.862)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.087)	(1.005)	(.963)	(.889)	(.862)
Net Asset Value, End of Period	$38.53	$30.30	$32.09	$32.69	$23.97
Total Return[2]	31.11%	-2.56%	1.19%	40.50%	-8.19%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,734	$11,103	$12,199	$11,418	$7,665
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%[3]	0.08%[3]	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	2.94%	3.20%	2.99%	2.97%	3.52%
Portfolio Turnover Rate[4]	13%	6%	9%	8%	11%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.08%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
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Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the policies in this section without notice. Please call or check online for current information. See Contacting Vanguard.
In certain circumstances, Vanguard fund shares can be held directly with Vanguard. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
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Account Minimums for Admiral Shares
To open and maintain an account. $3,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
To add to an existing account. Generally $1.
How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—5023).
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By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
If applicable, orders by Vanguard Funds of Funds will be treated as received by the Fund at the same time that corresponding orders are received in proper form by the Vanguard Funds of Funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
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For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Purchase Rules You Should Know
Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAS and Vanguard Individual 401(k) Plans.
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
Converting Shares
If you convert from Admiral Shares to ETF Shares, the transaction will be based on the respective NAVs of the separate share classes on the trade date of the conversion.
Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.
A conversion between share classes of the same fund is a nontaxable event.
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Conversions to ETF Shares
Owners of conventional (i.e., not exchange-traded) shares issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.
ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm.
Vanguard Brokerage Services does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
Online. You may request a redemption of shares or request an exchange through our website.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online,
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complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Wealth Management clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion),
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generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds
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to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund in an account with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
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Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access) or by telephone. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
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Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transfers to a shareholder’s donor advised fund managed by Vanguard Charitable.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.
• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.
• Redemptions of shares to pay fund or account fees.
• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).
• Transfers and reregistrations of shares within the same fund.
• Purchases of shares by asset transfer or direct rollover.
• Conversions of shares from one share class to another in the same fund.
• Checkwriting redemptions.
• Section 529 college savings plans.
• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that
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invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
• Purchases of shares with participant payroll or employer contributions or loan repayments.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Distributions, loans, and in-service withdrawals from a plan.
• Redemptions of shares as part of a plan termination or at the direction of the plan.
• Transactions executed through the Vanguard Managed Account Program.
• Redemptions of shares to pay fund or account fees.
• Share or asset transfers or rollovers.
• Reregistrations of shares.
• Conversions of shares from one share class to another in the same fund.
• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
*The following Vanguard fund accounts are also subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
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For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
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Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
• Authorization to act on the account (as the account owner or by legal documentation or other means).
• Account registration and address.
• Fund name and account number, if applicable.
• Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
• Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
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Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Invalid addresses
If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Account Service Fee
Vanguard may charge a $25 account service fee on fund accounts that have a balance below $5,000,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds,
37

regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $25, will be deducted from fund accounts subject to the fee once per calendar year.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or
38

options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Share Classes
Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.
Shareholder Rights
The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Whitehall Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting
39

redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Shareholder Reports and Financial Statements
Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports. The Fund’s Financial Statements and Other Information is filed with the SEC on Form N-CSR and available on our website.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
40

Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
• Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
41

Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
42

Additional Information
The Trust’s Bylaws designate Delaware courts as the sole and exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, provided that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard High Dividend Yield Index Fund
Admiral Shares	2/7/2019	HiDvdYldAdml	5023	921946786

CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
43

CFA® is a registered trademark owned by CFA Institute.

London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®“, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.
44

Glossary of Investment Terms
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index designed to measure all U.S. equity issues with readily available prices.
Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
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Return of Capital. A return of capital occurs when a fund’s distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a fund. In general, a return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard High Dividend Yield Index Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a participant in an employer-sponsored plan:
Telephone: 800-523-1188; Text telephone for people with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-07443
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 5023 022025

Vanguard Emerging Markets Government Bond ETF
Prospectus
 February 28, 2025
Exchange-traded fund shares that are not individually redeemable and are listed on Nasdaq
Vanguard Emerging Markets Government Bond Index Fund ETF Shares (VWOB)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2024.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Share Price and Market Price	30
Additional Information	33
Financial Highlights	34
Glossary of Investment Terms	36

ETF Summary
Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of U.S. dollar-denominated bonds issued by governments and government-related issuers in emerging market countries.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell ETF Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
Transaction Fee on Conversion to ETF Shares	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.14%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.15%
1
The expense information shown in the table has been restated to reflect current fees.
Example
The following example is intended to help you compare the cost of investing in the Fund’s ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical
1

expenses whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the Bloomberg USD Emerging Markets Government RIC Capped Index (the Index). This Index includes U.S. dollar-denominated bonds that have maturities longer than one year and that were issued by emerging market governments and government-related issuers. The Index is capped, which means that its exposure to any particular bond issuer is limited to a maximum of 20% and its aggregate exposure to issuers that individually constitute 5% or more of the Index is limited to 48%. If the Index, as constituted based on market weights, exceeds the 20% or 48% limits, the excess is reallocated to bonds of other issuers represented in the Index.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and under normal circumstances at least 80% of the Fund’s assets will be invested in bonds included in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index. As of October 31, 2024, the dollar-weighted average maturity of the Index was 12 years.
2

Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance, and the level of risk may vary based on market conditions:
• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by foreign governments, government agencies, and government-owned corporations. Because the Fund may invest a large portion of its assets in bonds of issuers located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.
• Emerging markets risk, which is the chance that the bonds of governments, government agencies, and government-owned corporations located in emerging markets will be substantially more volatile, and substantially less liquid, than the bonds of governments, government agencies, and government-owned corporations located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets. Emerging markets risk is high for the Fund.
• Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few bonds issued by just a few issuers or even a single issuer. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the bonds issued by a small number of particular issuers as compared with diversified mutual funds.
• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be high for the Fund because it invests a large portion of its assets in bonds rated below investment-grade (also known as high-yield or junk bonds).
• Liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.
• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
3

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk should be moderate for the Fund, so investors should expect the Fund’s monthly income to fluctuate accordingly.
• Index-related risks. The Fund is subject to risks associated with index investing, which include passive management risk, tracking error risk, and index provider risk. Passive management risk is the chance that the Fund’s use of an indexing strategy will negatively impact the Fund’s performance. Because the Fund seeks to track the performance of its target index regardless of how that index is performing, the Fund’s performance may be lower than it would be if the Fund were actively managed. Tracking error risk is the chance that the Fund’s performance will deviate from the performance of its target index. Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. Index provider risk is the chance that the Fund will be negatively impacted by changes or errors made by the index provider. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund is expected to be low.
• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.
• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall.
Because ETF Shares are traded on an exchange, they are subject to additional risks:
• The Fund’s ETF Shares are listed for trading on Nasdaq and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
4

• Although the Fund’s ETF Shares are listed for trading on Nasdaq, it is possible that an active trading market may not be maintained.
• Trading of the Fund’s ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from Nasdaq without first being listed on another exchange or (2) Nasdaq officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
A Note on Risk: Many investors invest in bonds and bond funds in an attempt to lower the overall risk of their portfolios. This strategy makes sense when the bonds owned are U.S. bonds because U.S. bond returns typically are not highly correlated with, and are far less volatile than, stock returns. The strategy is less likely to be effective, however, when the bonds owned are emerging market bonds. Returns of emerging market bonds, even dollar-denominated bonds like those owned by the Fund, can be quite volatile. The correlation between emerging market bond and stock returns (both U.S. and foreign) is often higher than the correlation between U.S. bond and stock returns. Consequently, if your goal is to lower risk and volatility, this Fund may not be an appropriate investment.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund’s target index and another comparative index, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
5

Annual Total Returns — Vanguard Emerging Markets Government Bond Index Fund ETF Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	11.63%	June 30, 2020
Lowest	-12.60%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard Emerging Markets Government Bond Index Fund ETF Shares
Based on NAV
Return Before Taxes	5.71%	0.19%	3.07%
Return After Taxes on Distributions	3.15	-1.85	1.02
Return After Taxes on Distributions and Sale of Fund Shares	3.34	-0.73	1.45
Based on Market Price
Return Before Taxes	5.16	-0.04	2.98
Bloomberg USD Emerging Markets Government RIC Capped Index (reflects no deduction for fees, expenses, or taxes)	5.91%	0.16%	3.11%
Bloomberg Global Aggregate Index ex USD (reflects no deduction for fees, expenses, or taxes)	-4.22	-3.37	-0.90
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes
6

on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Manager
Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since its inception in 2013.
Purchase and Sale of Fund Shares
ETF Shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), typically in exchange for baskets of securities.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
7

Investing in Vanguard ETF® Shares
What Are Vanguard ETF Shares?
Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard funds. ETF Shares represent an interest in the portfolio of stocks or bonds held by the issuing fund. This prospectus describes Vanguard Emerging Markets Government Bond ETF, a class of shares issued by Vanguard Emerging Markets Government Bond Index Fund. In addition to ETF Shares, the Fund offers two conventional (i.e., not exchange-traded) classes of shares. This prospectus, however, relates only to ETF Shares.
How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?
Conventional mutual fund shares can be directly purchased from and redeemed with the issuing fund for cash at the net asset value (NAV), typically calculated once a day. ETF Shares, by contrast, cannot be purchased directly from or redeemed directly with the issuing fund by an individual investor. Rather, ETF Shares can only be purchased or redeemed directly from the issuing fund by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), usually in exchange for baskets of securities and not for cash (although some funds issue and redeem Creation Units in exchange for cash or a combination of cash and securities).
An organized secondary trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Individual investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that are subject to change throughout the day based on the supply of and demand for ETF Shares, changes in the prices of the fund’s portfolio holdings, and other factors.
The market price of a fund’s ETF Shares typically will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of market disruption or extreme market volatility, the difference may become significant.
How Do I Buy and Sell Vanguard ETF Shares?
ETF Shares of the Fund are listed for trading on Nasdaq. You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security—through a broker. Your broker may charge a commission to execute a transaction. You will also incur the cost of the “bid-ask spread,” which is the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market. Because secondary-market transactions occur at market prices, you may
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pay more (premium) or less (discount) than NAV when you buy ETF Shares and receive more or less than NAV when you sell those shares. In times of severe market disruption, the bid-ask spread and premiums/discounts can increase significantly. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.
Your ownership of ETF Shares will be shown on the records of the broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for ensuring that you receive income and capital gains distributions, as well as shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.
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More on the Fund and ETF Shares
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any fund, you should take into account your personal tolerance for fluctuations in the securities markets. Throughout the prospectus, this     symbol is used to mark detailed information about some of the risks that you would confront as a Fund shareholder. To highlight terms and concepts important to fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Share Class Overview
This prospectus offers the Fund’s ETF Shares, an exchange-traded class of shares. A separate prospectus offers the Fund’s Admiral™ Shares, which generally have an investment minimum of $3,000. In addition, another prospectus offers the Fund’s Institutional Shares, which are generally for investors who invest a minimum of $5 million.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, because different share classes can have different expenses, their investment returns may differ.
A Note to Investors
Vanguard ETF Shares can be purchased directly from the issuing Fund only by certain authorized broker-dealers in exchange for a basket of securities (or, in some cases, for cash or a combination of cash and securities). Individual investors generally will not be able to purchase ETF Shares directly from the Fund. Instead, these investors will purchase ETF Shares on the secondary market through a broker.
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Plain Talk About Fund Expenses
All funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Emerging Markets Government Bond Index
Fund ETF Shares’ expense ratio would be 0.15%, or $1.50 per $1,000 of average net assets. The average expense ratio for emerging markets hard currency debt funds in 2023 was 1.03%, or $10.30 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the fund industry).

Plain Talk About Costs of Investing
Costs are an important consideration in choosing an ETF. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities, including costs generated by shareholders of other share classes offered by the fund. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. The Fund may change its 80% policy of investing its assets in securities that are included in its target index only upon 60 days‘ notice shareholders.
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Market Exposure

The Fund is subject to interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
Although fixed income securities (commonly referred to as bonds) are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term U.S. bonds fell by almost 48% between December 1976 and September 1981. Note that over any particular time period, the prices of foreign bonds and U.S. bonds may increase or decrease by different amounts and, in some cases, may move in opposite directions.
To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds (i.e., bonds that cannot be redeemed by the issuer) of different maturities, each with a face value of $1,000.
How Interest Rate Changes Affect the Value of a $1,000 Bond1
Type of Bond (Maturity)	After a 1% Increase	After a 1% Decrease	After a 2% Increase	After a 2% Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon rate.
These figures are for illustration only; you should not regard them as an indication of future performance of foreign bonds generally or the Fund in particular.
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Plain Talk About Bonds and Interest Rates
As a rule, when interest rates rise, bond prices fall. The opposite is also true:
bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price.
On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.

Changes in interest rates can affect bond income as well as bond prices.

The Fund is subject to income risk, which is the chance that the Fund’s income will decline because of falling interest rates. A fund’s income declines when interest rates fall because the fund then must invest new cash flow and cash from maturing bonds in lower-yielding bonds. Income risk should be moderate for the Fund, so investors should expect the Fund’s monthly income to fluctuate accordingly.
Plain Talk About Bond Maturities
A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, will face as interest rates rise—but also the higher the potential yield you could receive. Longer-term bonds are generally more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment. The stated maturity of a bond may differ from the effective maturity of a bond, which takes into consideration that an action such as a call or refunding may cause bonds to be repaid before their stated maturity dates.

Although falling interest rates tend to strengthen bond prices, they can cause other problems for bond fund investors—bond calls and prepayments.
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The Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.

The Fund is subject to extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall.

The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be high for the Fund because it invests a large portion of its assets in bonds rated below investment-grade (also known as high-yield or junk bonds).
Plain Talk About Credit Quality
A bond’s credit quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. The lower the credit quality, the greater the perceived chance that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit quality, the higher its yield should be to compensate investors for assuming additional risk.

The Fund is subject to emerging markets risk, which is the chance that the bonds of governments, government agencies, and government-owned corporations located in emerging market countries will be substantially more volatile, and substantially less liquid, than the bonds of governments, government agencies, and government-owned corporations located in more developed foreign markets because, among other factors, emerging market countries can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets. Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies. Emerging markets risk is especially high for the Fund.
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The Fund is subject to country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by foreign governments, government agencies, and government-owned corporations. Because the Fund may invest a large portion of its assets in bonds of issuers located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

The Fund is subject to liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.
Plain Talk About International Investing
U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar auditing, legal, tax, regulatory, financial reporting, accounting, and recordkeeping standards and practices as U.S. companies and the U.S.
government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to different levels of government supervision and regulation than their counterparts in the
United States. Further, the imposition of economic or other sanctions on the
United States by a foreign country, or on a foreign country or issuer by the
United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

Geopolitical & Sanctions risk. Investing can be affected by geopolitical events such as wars, terrorism or other national security concerns, or global health crises. Due to growing dependencies between global economies, these geopolitical events can negatively affect global securities, markets, and economies. It is possible that events which only impact one country/region could have negative short- or long-term effects on markets, issuers, and/or foreign exchanges, in both the U.S. and other countries.
At times, the U.S. government, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities. Vanguard’s compliance with sanctions could impact the Fund, including the
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Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to a Fund’s portfolio holdings and its returns could be negatively impacted. In lieu of sanctions, a company, or specific goods that a company produces, could be subjected to trade embargoes or tariffs which do not prohibit investing in the company but could impact the value of the company.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund’s investments and Fund performance.

The Fund is subject to nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of bonds issued by just a few issuers or even a single issuer. The Fund is considered nondiversified, which means that it may invest a significant percentage of its assets in bonds issued by a small number of issuers as compared with diversified mutual funds.
Security Selection
Index sampling strategy. Because it would be very expensive and inefficient to buy and sell all of the bonds held in its target index—which is an indexing strategy called “full replication”—the Fund uses index “sampling” techniques to select securities. Using sophisticated quantitative and qualitative methods, the Fund’s advisor generally selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include country of origin, duration, cash flow, credit quality, and callability of the underlying bonds. Because the Fund does not hold all of the securities in its target index, some of the securities (and issuers) that are held will likely be overweighted (or underweighted) compared with the target index. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing well-diversified exposure in the portfolio.
Types of bonds. The Fund tracks the Bloomberg USD Emerging Markets Government RIC Capped Index, which includes dollar-denominated bonds with maturities of more than one year issued by emerging market governments such as government agencies and government-owned corporations and banks. The number of bonds in the Fund’s target index was 691 as of October 31, 2023. The Index is capped, which means that its exposure to any particular bond issuer is limited to a maximum of 20% and its aggregate exposure to issuers that individually constitute 5% or more of the Index is limited to 48%. If the Index, as constituted based on market weights, exceeds the 20% or 48% limits, the excess is reallocated to bonds of other issuers represented in the Index. The objective of the reallocation, which is handled by Bloomberg, is to keep the Index compliant
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with Internal Revenue Code guidelines and as close to market-cap weight as possible.

A “dollar-denominated” bond is a bond that is bought and sold in U.S. dollars. Because the bonds are priced in dollars, rather than in the local currency of the issuer, a U.S. investor is not exposed to currency risk; rather, the issuer assumes this risk, usually to attract U.S. investors. The issuer’s assumption of currency risk can affect the credit risk of its bonds because the issuer would have a large burden if its local currency weakens significantly compared with the U.S. dollar. If an issuer’s local currency declines relative to the U.S. dollar, it could negatively affect perceptions of the issuer’s ability to make payments, which could cause the issuer’s bonds to decline in value. Many issuers manage this risk by hedging currency exposure, and their effectiveness in doing so is typically reflected in their credit rating.

  Except for an occasional small investment in U.S. government securities (typically less than 1% of Fund assets), all of the bonds held by the Fund will be issued by foreign issuers. The primary market for most of these bonds is in the United States, although some bonds may be bought and sold in foreign bond markets.
Index investing and risks. The Fund is an index fund. Index funds attempt to track—not outperform—the performance of a specified market index (target index). An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. Some indexes represent entire markets, such as the U.S. stock market, while others cover a segment of a market, such as short-term bonds. As an index fund, the Fund seeks to track the performance of its target index regardless of how the target index is performing. The advisor’s use of an indexing, or passive, approach to select and maintain investments for the Fund means that the advisor will select securities based on their inclusion in the target index and will not use strategies to reduce negative impacts to the Fund during periods of market volatility. As a result, the Fund’s performance may be lower than it would be if the Fund were actively managed.
One cannot invest directly in an index. Instead, an index fund’s advisor will typically seek to hold all, or substantially all, of the securities that make up the fund’s target index (often referred to as “replicating” an index or a “full replication” approach) or a representative sample of the securities that make up a fund’s target index (often referred to as “sampling” an index).
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The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund is expected to be low.
As an index fund, the Fund is subject to tracking error. It is important to understand that an index fund will never perform exactly the same as its target index because, among other things, an index fund will have operating expenses and transaction costs and its target index will not. Beyond these inherent differences between the operation of an index fund and the operation of its target index, there are a variety of other factors that can cause or result in tracking error. These may include, but are not limited to:
• Price differences between the securities held by an index fund and those included in its target index
• Cash flows into or out of an index fund
• The size of an index fund
• Compliance with new or existing regulatory requirements
• Portfolio transactions carried out by an index fund’s advisor to minimize the distribution of capital gains
• Changes to the underlying securities that make up an index fund’s target index
• Errors made by the index provider
Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. An index fund that samples its target index may be more likely to experience tracking error than an index fund that replicates its target index.
The Fund is subject to risks associated with the provider of its target index. The index provider determines which securities to include in the target index and how the securities are weighted. The index provider does not provide any warranty or accept any liability with respect to the quality, accuracy, or completeness of the target index or any data used to compile the target index. Under normal circumstances, the index provider will rebalance (update) the target index on a regular schedule. The index provider may rebalance the target index outside of the regular schedule or delay or cancel a scheduled rebalance, which could result in added costs for the Fund or cause the Fund to experience tracking error. The index provider may make errors, and it is possible that such errors may not be identified by the index provider for a period of time or at all. Any gains, losses, or costs associated with or resulting from an error made by the index provider will
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generally be borne by the Fund and, as a result, the Fund’s shareholders. Vanguard does not provide any warranty or guarantee against errors made by the index provider.
Other Investment Policies and Risks
Under normal circumstances, the Fund will invest at least 80% of its assets in bonds held in its target index. The target index, and therefore the Fund itself, is expected to include a significant allocation to nonpublic securities, generally referred to as 144A securities. Although they are nonpublic and therefore restricted, 144A securities can be traded among qualified institutional buyers and are expected to be liquid (meaning that the advisor believes they can be sold or disposed of within seven days in the ordinary course of business at approximately the price at which they are valued). Subject to a 20% limit, the Fund may also purchase other investments that are not included in its target index or may hold bonds that, when acquired, were included in the index but subsequently were removed.
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the provider of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund may invest in derivatives. In general, investments in derivatives may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.
Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. The Fund’s derivative investments may include futures and options contracts. The Fund will not use futures and options contracts or other derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. The reasons for which the Fund will invest in futures and options include:
• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.
• Add value when these instruments are attractively priced.
The Fund’s derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can
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sometimes be substantial—in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.
Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements—tend to be more specialized or complex and may be more difficult to accurately value.

The Fund may invest a small portion of its assets in fixed income futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs). These fixed income futures and ETFs typically provide returns similar to those of the bonds listed in the index, or in a subset of the index, the Fund seeks to track. The Fund may purchase futures or ETFs when doing so will reduce the Fund’s transaction costs, facilitate cash management, mitigate risk, or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares of other Vanguard funds are excluded when allocating to the Fund its share of the costs of Vanguard operations.
Cash Management
The Fund’s daily cash balance may be invested in Vanguard Market Liquidity Fund, a government money market fund, and/or Vanguard Municipal Low Duration Fund, a short-term municipal bond fund (each, a CMT Fund). When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Redemption Requests
Methods used to meet redemption requests. Redemptions of ETF Shares are typically met through a combination of cash and securities held by the Fund; see “How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?” If cash is used to meet redemptions, the Fund typically obtains such
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cash through positive cash flows or the sale of Fund holdings consistent with the Fund’s investment objective and strategy. Please consult the Fund’s Statement of Additional Information for further information on redemptions of ETF Shares.
Under certain circumstances, including under stressed market conditions, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s
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investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.
Special Risks of Exchange-Traded Shares

ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only by certain authorized broker-dealers and only in large blocks known as Creation Units. Consequently, if you want to liquidate some or all of your ETF Shares, you must sell them on the secondary market at prevailing market prices.

The market price of ETF Shares may differ from NAV. Although it is expected that the market price of an ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares. These discounts and premiums are likely to be greatest during times of market disruption or extreme market volatility.
Vanguard’s website at vanguard.com shows the previous day’s closing NAV and closing market price for the Fund’s ETF Shares. The website also discloses, in the Premium/Discount Analysis section of the ETF Shares’ Price & Performance page, how frequently the Fund’s ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

An active trading market may not exist. Although Vanguard ETF Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained. Although this could happen at any time, it is more likely to occur during times of severe market disruption. If you attempt to sell your ETF Shares when an active trading market is not functioning, you may have to sell at a significant discount to NAV. In extreme cases, you may not be able to sell your shares at all.

Trading may be halted. Trading of Vanguard ETF Shares on an exchange may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of ETF Shares may also be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
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By investing in the ETF Shares of a fund that also offers conventional mutual fund shares, you could be subject to costs and/or tax impacts that you would not be subject to if you invested in exchange-traded shares offered by a fund without a conventional mutual fund share class. These costs include brokerage and other transaction costs associated with the Fund buying and selling portfolio securities in response to conventional mutual fund share class inflows and outflows, cash drag as a result of the Fund holding the cash necessary to satisfy conventional mutual fund share class transactions, and taxable capital gains distributions if the Fund has to sell portfolio holdings at a gain in order to satisfy mutual fund share class redemptions.
Conversion Privilege
Owners of conventional shares issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.
You must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® or with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, please contact your broker.
Vanguard Brokerage Services does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege.
Converting conventional shares to ETF Shares is generally accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker’s omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard’s records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes.
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Your Fund’s transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.
Because the DTC is unable to handle fractional shares, only whole shares can be converted. For example, if you owned 300.25 conventional shares, and this was equivalent in value to 90.75 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares with a value equal to 0.75 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker’s omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.75 ETF Shares or (2) redeem the 2.481 conventional shares for cash at NAV and deliver that cash to your account. If your broker chose to redeem your conventional shares, you would realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.
If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services, all conventional shares for which you request conversion will be converted to ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will not be taxable.
Here are some important points to keep in mind when converting conventional shares of a Vanguard fund to ETF Shares:
• The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.
• Until the conversion process is complete, you will remain fully invested in a fund’s conventional shares, and your investment will increase or decrease in value in tandem with the NAV of those shares.
• The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.
A precautionary note to investment companies: The Fund’s ETF Shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the
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restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Shareholder Rights
The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Whitehall Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Frequent Trading and Market-Timing
Unlike frequent trading of a Vanguard fund’s conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund, they do not harm the fund or its shareholders. Certain broker-dealers are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades typically are effected in kind (i.e., for securities and not for cash), or are assessed a transaction fee when effected in cash, they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent trading. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
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A precautionary note to investment companies: The Fund’s ETF Shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (i.e., not exchange-traded) shares or to changes in the composition of its target index or in an effort to manage the fund’s duration. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
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Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of October 31, 2024, Vanguard served as advisor for approximately $8.4 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.
For the fiscal year ended October 31, 2024, the advisory expenses represented an effective annual rate of less than 0.01% of the Fund’s average net assets.
Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the semiannual report to shareholders covering the fiscal period ended April 30, 2024.
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The manager primarily responsible for the day-to-day management of the Fund is:
Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has been with Vanguard since 1998, has worked in investment management since 1999, has managed investment portfolios since 2005, and has managed the Fund since its inception in 2013. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.
The Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. Income dividends generally are declared monthly and distributed monthly; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Reinvestment of Distributions
In order to reinvest dividend and capital gains distributions, investors in the Fund’s ETF Shares must hold their shares at a broker that offers a reinvestment service. This can be the broker’s own service or a service made available by a third party, such as the broker’s outside clearing firm or the Depository Trust Company (DTC). If a reinvestment service is available, distributions of income
28

and capital gains can automatically be reinvested in additional whole and fractional ETF Shares of the Fund. If a reinvestment service is not available, investors will receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.
As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur two business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of the Fund’s shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund’s income, gains, and losses.
Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional ETF Shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are taxable as if received in December.
• Any income dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned ETF Shares.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard makes changes that would impact the Fund directly or indirectly, including if Vanguard makes changes to the Fund’s portfolio or to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your ETF Shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
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• A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale of ETF Shares.
Income dividends and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may be subject to state and local income taxes.
The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income, for U.S. federal income tax purposes, your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
Share Price and Market Price
Share price, also known as NAV, is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV
30

is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks (an option available only to certain authorized broker-dealers) or if you convert your conventional fund shares to ETF Shares.
Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations, and are priced at fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges or markets that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, material credit events) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities. A fund may also use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
The Fund has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Fund will be deemed to receive an
31

order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Fund after such acceptance.

Vanguard’s website will show the previous day’s closing NAV and closing market price for the Fund’s ETF Shares.
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Additional Information
The Trust’s Bylaws designate Delaware courts as the sole and exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, provided that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Vanguard Fund	Inception Date	Vanguard Fund Number	CUSIP Number
Vanguard Emerging Markets Government Bond Index Fund
ETF Shares	5/31/2013	3820	921946885
Certain affiliates of the Fund and the advisor may purchase and resell ETF Shares pursuant to the prospectus.
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard Emerging Markets Government Bond Index Fund ETF Shares

For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$57.98	$57.55	$78.02	$78.01	$80.38
Investment Operations
Net Investment Income[1]	3.860	3.407	3.170	3.190	3.551
Net Realized and Unrealized Gain (Loss) on Investments[2]	6.486	.484	(20.455)	(.036)	(2.322)
Total from Investment Operations	10.346	3.891	(17.285)	3.154	1.229
Distributions
Dividends from Net Investment Income	(3.716)	(3.461)	(3.185)	(3.144)	(3.599)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.716)	(3.461)	(3.185)	(3.144)	(3.599)
Net Asset Value, End of Period	$64.61	$57.98	$57.55	$78.02	$78.01
Total Return	18.21%	6.62%	-22.68%	4.06%	1.65%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,478	$3,223	$2,582	$3,024	$1,853
Ratio of Total Expenses to Average Net Assets	0.20%[3]	0.20%[3]	0.20%[3]	0.20%	0.25%
Ratio of Net Investment Income to Average Net Assets	6.09%	5.58%	4.73%	4.02%	4.55%
Portfolio Turnover Rate[4]	24%	17%	17%	16%	21%

1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.00, $.02, $.02, $.00, and $.00.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
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CFA® is a registered trademark owned by CFA Institute.
“Bloomberg®” and the Bloomberg USD Emerging Markets Government RIC Capped Index and Bloomberg Global Aggregate Index ex USD (the “Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
Vanguard Emerging Markets Government Bond ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Vanguard or the Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Fund into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Fund, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
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Glossary of Investment Terms
Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the issuing fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund’s Distributor.
Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund’s share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment, or redemption provision or an adjustable coupon rate) will cause the bond to be repaid.
Bid-Ask Spread. The difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market.
Bloomberg Global Aggregate Index ex USD. A multi-currency benchmark that includes fixed-rate treasury, government-related, corporate, and securitized bonds from developed and emerging market issuers while excluding USD denominated debt. It is largely comprised of two major regional aggregate components: the Pan-European Aggregate and the Asian-Pacific Aggregate Index.
Bond. A debt security issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.
Capital Gains Distributions. Payments to fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.
Creation Unit. A large block of a specified number of ETF Shares. Certain broker-dealers known as “Authorized Participants” may purchase and redeem ETF Shares from the issuing fund in Creation Unit size blocks.
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Dividend Distributions. Payments to fund shareholders of income from interest or dividends generated by a fund’s investments.
Dollar-Denominated Bond. A bond that is bought and sold in exchange for U.S. dollars.
Ex-Dividend Date. The date when a distribution of dividends and/or capital gains is deducted from the share price of a mutual fund, ETF, or stock. On the ex-dividend date, the share price drops by the amount of the distribution per share (plus or minus any market activity).
Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.
Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower may pay a fixed, variable, or floating rate of interest.
Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Investment-Grade Bond. A debt security whose credit quality is considered by independent bond rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.
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Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Principal. The face value of a debt instrument or the amount of money put into an investment.
Return of Capital. A return of capital occurs when a fund’s distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a fund. In general, a return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Emerging Markets Government Bond ETF, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund’s ETF Shares and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about Vanguard ETF Shares, please visit https://vgi.vg/fund-literature or contact us as follows:
Telephone: 866-499-8473; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-07443
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 3820 022025

Vanguard Emerging Markets Government Bond Index Fund
Prospectus
 February 28, 2025
Admiral™ Shares
Vanguard Emerging Markets Government Bond Index Fund Admiral Shares (VGAVX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2024.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of U.S. dollar-denominated bonds issued by governments and government-related issuers in emerging market countries.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Admiral Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	0.75%
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.19%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.20%
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Example
The following example is intended to help you compare the cost of investing in the Fund’s Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$95	$139	$187	$328
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the Bloomberg USD Emerging Markets Government RIC Capped Index (the Index). This Index includes U.S. dollar-denominated bonds that have maturities longer than one year and that were issued by emerging market governments and government-related issuers. The Index is capped, which means that its exposure to any particular bond issuer is limited to a maximum of 20% and its aggregate exposure to issuers that individually constitute 5% or more of the Index is limited to 48%. If the Index, as constituted based on market weights, exceeds the 20% or 48% limits, the excess is reallocated to bonds of other issuers represented in the Index.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and under normal circumstances at least 80% of
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the Fund’s assets will be invested in bonds included in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index. As of October 31, 2024, the dollar-weighted average maturity of the Index was 12 years.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance, and the level of risk may vary based on market conditions:
• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by foreign governments, government agencies, and government-owned corporations. Because the Fund may invest a large portion of its assets in bonds of issuers located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.
• Emerging markets risk, which is the chance that the bonds of governments, government agencies, and government-owned corporations located in emerging markets will be substantially more volatile, and substantially less liquid, than the bonds of governments, government agencies, and government-owned corporations located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets. Emerging markets risk is high for the Fund.
• Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few bonds issued by just a few issuers or even a single issuer. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the bonds issued by a small number of particular issuers as compared with diversified mutual funds.
• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be high for the Fund because it invests a large portion of its assets in bonds rated below investment-grade (also known as high-yield or junk bonds).
• Liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.
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• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk should be moderate for the Fund, so investors should expect the Fund’s monthly income to fluctuate accordingly.
• Index-related risks. The Fund is subject to risks associated with index investing, which include passive management risk, tracking error risk, and index provider risk. Passive management risk is the chance that the Fund’s use of an indexing strategy will negatively impact the Fund’s performance. Because the Fund seeks to track the performance of its target index regardless of how that index is performing, the Fund’s performance may be lower than it would be if the Fund were actively managed. Tracking error risk is the chance that the Fund’s performance will deviate from the performance of its target index. Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. Index provider risk is the chance that the Fund will be negatively impacted by changes or errors made by the index provider. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund is expected to be low.
• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.
• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall.
A Note on Risk: Many investors invest in bonds and bond funds in an attempt to lower the overall risk of their portfolios. This strategy makes sense when the bonds owned are U.S. bonds because U.S. bond returns typically are not highly correlated with, and are far less volatile than, stock returns. The strategy is less likely to be effective, however, when the bonds owned are emerging market bonds.
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Returns of emerging market bonds, even dollar-denominated bonds like those owned by the Fund, can be quite volatile. The correlation between emerging market bond and stock returns (both U.S. and foreign) is often higher than the correlation between U.S. bond and stock returns. Consequently, if your goal is to lower risk and volatility, this Fund may not be an appropriate investment.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Admiral Shares (including annual fund operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. If applicable shareholder fees were reflected, returns would be less than those shown in the bar chart. The table shows how the average annual total returns of the Admiral Shares (including annual fund operating expenses and any applicable shareholder fees) compare with those of the Fund’s target index and another comparative index, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard Emerging Markets Government Bond Index Fund Admiral Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	11.67%	June 30, 2020
Lowest	-12.63%	March 31, 2020
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Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard Emerging Markets Government Bond Index Fund Admiral Shares
Return Before Taxes	4.95%	0.04%	3.00%
Return After Taxes on Distributions	2.40	-2.00	0.95
Return After Taxes on Distributions and Sale of Fund Shares	2.89	-0.84	1.40
Bloomberg USD Emerging Markets Government RIC Capped Index (reflects no deduction for fees, expenses, or taxes)	5.91%	0.16%	3.11%
Bloomberg Global Aggregate Index ex USD (reflects no deduction for fees, expenses, or taxes)	-4.22	-3.37	-0.90
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Manager
Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since its inception in 2013.
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Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Admiral Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Throughout the prospectus, this     symbol is used to mark detailed information about some of the risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Share Class Overview
This prospectus offers the Fund’s Admiral Shares. A separate prospectus offers the Fund’s Institutional Shares, which are generally for investors who invest a minimum of $5 million. In addition, the Fund issues ETF Shares (an exchange-traded class of shares), which are also offered through a separate prospectus.
All share classes offered by the Fund have the same investment objective, strategies, and policies. However, because different share classes can have different expenses, their investment returns may differ.
Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Emerging Markets Government
Bond Index Fund Admiral Shares’ expense ratio would be 0.20%, or $2.00 per $1,000 of average net assets. The average expense ratio for emerging markets hard currency debt funds in 2023 was 1.03%, or $10.30 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson
Reuters Company, which reports on the mutual fund industry).

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Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities, including costs generated by shareholders of other share classes offered. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. The Fund may change its 80% policy of investing its assets in securities that are included in its target index only upon 60 days‘ notice shareholders.
Market Exposure

The Fund is subject to interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
Although fixed income securities (commonly referred to as bonds) are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term U.S. bonds fell by almost 48% between December 1976 and September 1981. Note that over any particular time period, the prices of foreign bonds and U.S. bonds may increase or decrease by different amounts and, in some cases, may move in opposite directions.
To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds (i.e., bonds that cannot be redeemed by the issuer) of different maturities, each with a face value of $1,000.
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How Interest Rate Changes Affect the Value of a $1,000 Bond1
Type of Bond (Maturity)	After a 1% Increase	After a 1% Decrease	After a 2% Increase	After a 2% Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon rate.
These figures are for illustration only; you should not regard them as an indication of future performance of foreign bonds generally or the Fund in particular.
Plain Talk About Bonds and Interest Rates
As a rule, when interest rates rise, bond prices fall. The opposite is also true:
bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price.
On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.

Changes in interest rates can affect bond income as well as bond prices.

The Fund is subject to income risk, which is the chance that the Fund’s income will decline because of falling interest rates. A fund’s income declines when interest rates fall because the fund then must invest new cash flow and cash from maturing bonds in lower-yielding bonds. Income risk should be moderate for the Fund, so investors should expect the Fund’s monthly income to fluctuate accordingly.
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Plain Talk About Bond Maturities
A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, will face as interest rates rise—but also the higher the potential yield you could receive. Longer-term bonds are generally more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment. The stated maturity of a bond may differ from the effective maturity of a bond, which takes into consideration that an action such as a call or refunding may cause bonds to be repaid before their stated maturity dates.

Although falling interest rates tend to strengthen bond prices, they can cause other problems for bond fund investors—bond calls and prepayments.

The Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.

The Fund is subject to extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall.

The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be high for the Fund because it invests a large portion of its assets in bonds rated below investment-grade (also known as high-yield or junk bonds).
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Plain Talk About Credit Quality
A bond’s credit quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. The lower the credit quality, the greater the perceived chance that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit quality, the higher its yield should be to compensate investors for assuming additional risk.

The Fund is subject to emerging markets risk, which is the chance that the bonds of governments, government agencies, and government-owned corporations located in emerging market countries will be substantially more volatile, and substantially less liquid, than the bonds of governments, government agencies, and government-owned corporations located in more developed foreign markets because, among other factors, emerging market countries can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting and recordkeeping systems; and greater political, social, and economic instability than developed markets. Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies. Emerging markets risk is especially high for the Fund.

The Fund is subject to country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by foreign governments, government agencies, and government-owned corporations. Because the Fund may invest a large portion of its assets in bonds of issuers located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

The Fund is subject to liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.
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Plain Talk About International Investing
U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar auditing, legal, tax, regulatory, financial reporting, accounting, and recordkeeping standards and practices as U.S. companies and the U.S.
government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to different levels of government supervision and regulation than their counterparts in the
United States. Further, the imposition of economic or other sanctions on the
United States by a foreign country, or on a foreign country or issuer by the
United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

Geopolitical & Sanctions risk. Investing can be affected by geopolitical events such as wars, terrorism or other national security concerns, or global health crises. Due to growing dependencies between global economies, these geopolitical events can negatively affect global securities, markets, and economies. It is possible that events which only impact one country/region could have negative short- or long-term effects on markets, issuers, and/or foreign exchanges, in both the U.S. and other countries.
At times, the U.S. government, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities. Vanguard’s compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to a Fund’s portfolio holdings and its returns could be negatively impacted. In lieu of sanctions, a company, or specific goods that a company produces, could be subjected to trade embargoes or tariffs which do not prohibit investing in the company but could impact the value of the company.
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The Fund is subject to nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of bonds issued by just a few issuers or even a single issuer. The Fund is considered nondiversified, which means that it may invest a significant percentage of its assets in bonds issued by a small number of issuers as compared with diversified mutual funds.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund’s investments and Fund performance.
Security Selection
Index sampling strategy. Because it would be very expensive and inefficient to buy and sell all of the bonds held in its target index—which is an indexing strategy called “full replication”—the Fund uses index “sampling” techniques to select securities. Using sophisticated quantitative and qualitative methods, the Fund’s advisor generally selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, the Fund keeps industry sector and subsector exposure within tight boundaries relative to its target index. Because the Fund does not hold all of the securities included in its target index, some of the securities (and issuers) that are held will likely be overweight (or underweight) compared with the target index. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing well-diversified exposure in the portfolio.
Types of bonds. The Fund tracks the Bloomberg USD Emerging Markets Government RIC Capped Index, which includes dollar-denominated bonds with maturities of more than one year issued by emerging market governments such as government agencies and government-owned corporations and banks. The number of bonds in the Fund’s target index was 691 as of October 31, 2023. The Index is capped, which means that its exposure to any particular bond issuer is limited to a maximum of 20% and its aggregate exposure to issuers that individually constitute 5% or more of the Index is limited to 48%. If the Index, as constituted based on market weights, exceeds the 20% or 48% limits, the excess is reallocated to bonds of other issuers represented in the Index. The objective of the reallocation, which is handled by Bloomberg, is to keep the Index compliant with Internal Revenue Code guidelines and as close to market-cap weight as possible.

A “dollar-denominated” bond is a bond that is bought and sold in U.S. dollars. Because the bonds are priced in dollars, rather than in the local currency of the
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issuer, a U.S. investor is not exposed to currency risk; rather, the issuer assumes this risk, usually to attract U.S. investors. The issuer’s assumption of currency risk can affect the credit risk of its bonds because the issuer would have a large burden if its local currency weakens significantly compared with the U.S. dollar. If an issuer’s local currency declines relative to the U.S. dollar, it could negatively affect perceptions of the issuer’s ability to make payments, which could cause the issuer’s bonds to decline in value. Many issuers manage this risk by hedging currency exposure, and their effectiveness in doing so is typically reflected in their credit rating.

  Except for an occasional small investment in U.S. government securities (typically less than 1% of Fund assets), all of the bonds held by the Fund will be issued by foreign issuers. The primary market for most of these bonds is in the United States, although some bonds may be bought and sold in foreign bond markets.
Index investing and risks. The Fund is an index fund. Index funds attempt to track—not outperform—the performance of a specified market index (target index). An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. Some indexes represent entire markets, such as the U.S. stock market, while others cover a segment of a market, such as short-term bonds. As an index fund, the Fund seeks to track the performance of its target index regardless of how the target index is performing. The advisor’s use of an indexing, or passive, approach to select and maintain investments for the Fund means that the advisor will select securities based on their inclusion in the target index and will not use strategies to reduce negative impacts to the Fund during periods of market volatility. As a result, the Fund’s performance may be lower than it would be if the Fund were actively managed.
One cannot invest directly in an index. Instead, an index fund’s advisor will typically seek to hold all, or substantially all, of the securities that make up the fund’s target index (often referred to as “replicating” an index or a “full replication” approach) or a representative sample of the securities that make up a fund’s target index (often referred to as “sampling” an index).

The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund is expected to be low.
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As an index fund, the Fund is subject to tracking error. It is important to understand that an index fund will never perform exactly the same as its target index because, among other things, an index fund will have operating expenses and transaction costs and its target index will not. Beyond these inherent differences between the operation of an index fund and the operation of its target index, there are a variety of other factors that can cause or result in tracking error. These may include, but are not limited to:
• Price differences between the securities held by an index fund and those included in its target index
• Cash flows into or out of an index fund
• The size of an index fund
• Compliance with new or existing regulatory requirements
• Portfolio transactions carried out by an index fund’s advisor to minimize the distribution of capital gains
• Changes to the underlying securities that make up an index fund’s target index
• Errors made by the index provider
Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. An index fund that samples its target index may be more likely to experience tracking error than an index fund that replicates its target index.
The Fund is subject to risks associated with the provider of its target index. The index provider determines which securities to include in the target index and how the securities are weighted. The index provider does not provide any warranty or accept any liability with respect to the quality, accuracy, or completeness of the target index or any data used to compile the target index. Under normal circumstances, the index provider will rebalance (update) the target index on a regular schedule. The index provider may rebalance the target index outside of the regular schedule or delay or cancel a scheduled rebalance, which could result in added costs for the Fund or cause the Fund to experience tracking error. The index provider may make errors, and it is possible that such errors may not be identified by the index provider for a period of time or at all. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders. Vanguard does not provide any warranty or guarantee against errors made by the index provider.
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Other Investment Policies and Risks
Under normal circumstances, the Fund will invest at least 80% of its assets in bonds held in its target index. The target index, and therefore the Fund itself, is expected to include a significant allocation to nonpublic securities, generally referred to as 144A securities. Although they are nonpublic and therefore restricted, 144A securities can be traded among qualified institutional buyers and are expected to be liquid (meaning that the advisor believes they can be sold or disposed of within seven days in the ordinary course of business at approximately the price at which they are valued). Subject to a 20% limit, the Fund may also purchase other investments that are not included in its target index or may hold bonds that, when acquired, were included in the index but subsequently were removed.
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the provider of a current index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund may invest in derivatives. In general, investments in derivatives may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.
Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. The Fund’s derivative investments may include futures and options contracts. The Fund will not use futures and options contracts or other derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. The reasons for which the Fund will invest in futures and options include:
• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.
• Add value when these instruments are attractively priced.
The Fund’s derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial—in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.
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Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements—tend to be more specialized or complex and may be more difficult to accurately value.

The Fund may invest a small portion of its assets in fixed income futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs). These fixed income futures and ETFs typically provide returns similar to those of the bonds listed in the index, or in a subset of the index, the Fund seeks to track. The Fund may purchase futures or ETFs when doing so will reduce the Fund’s transaction costs, facilitate cash management, mitigate risk, or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard Funds. Fund assets invested in ETF Shares of other Vanguard Funds are excluded when allocating to the Fund its share of the costs of Vanguard operations.
Cash Management
The Fund’s daily cash balance may be invested in Vanguard Market Liquidity Fund, a government money market fund, and/or Vanguard Municipal Low Duration Fund, a short-term municipal bond fund (each, a CMT Fund). When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Redemption Requests
Methods used to meet redemption requests. Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
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Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
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Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.
Purchase Fee
The Fund charges a purchase fee of 0.75% on all purchases of its shares, including shares that you purchase by exchange from another Vanguard fund.

Unlike a sales charge or a load paid to a broker or a fund management company, the purchase fee is paid directly to the Fund to offset the costs of buying securities.

See Investing With Vanguard for more information about fees.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies
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and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.
• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
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Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (i.e., not exchange-traded) shares or to changes in the composition of its target index or in an effort to manage the fund’s duration. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

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Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of October 31, 2024, Vanguard served as advisor for approximately $8.4 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.
For the fiscal year ended October 31, 2024, the advisory expenses represented an effective annual rate of less than 0.01% of the Fund’s average net assets.
Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the semiannual report to shareholders covering the fiscal period ended April 30, 2024.
The manager primarily responsible for the day-to-day management of the Fund is:
Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has been with Vanguard since 1998, has worked in investment management since 1999, has managed investment portfolios since 2005, and has managed the Fund since its inception in 2013. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.
The Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
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Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. Income dividends generally are declared monthly and distributed monthly; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are taxable as if received in December.
• Any income dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s
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investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard makes changes that would impact the Fund directly or indirectly, including if Vanguard makes changes to the Fund’s portfolio or to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Income dividends and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income, for U.S. federal income tax purposes, your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so. You may qualify for an offsetting credit or deduction under U.S. tax laws for any
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amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Special notice to non-U.S. investors. The Fund offered for sale in this prospectus is primarily intended to be made available to U.S. residents and may not be appropriate for investors taxable outside of the United States. Non-U.S. investors should visit the non-U.S. investors page on our website at global.vanguard.com for information about Vanguard’s non-U.S. products.
Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements under the Internal Revenue Code, as well as any non-U.S. taxes imposed by the investor’s relevant tax jurisdiction, may apply to an investment in the Fund. Non-U.S. investors should consult their own tax advisors with respect to any particular U.S. or non-U.S. tax consequences of their investment in the Fund.
Share Price
Share price, also known as NAV, is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus
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liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations, and are priced at fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges or markets that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, material credit events) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities. A fund may also use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
The Fund has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Fund will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by
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the Fund after such acceptance.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard Emerging Markets Government Bond Index Fund Admiral Shares

For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$14.53	$14.42	$19.58	$19.58	$20.16
Investment Operations
Net Investment Income[1]	.966	.856	.798	.806	.897
Net Realized and Unrealized Gain (Loss) on Investments	1.632	.127	(5.149)	(.015)	(.586)
Total from Investment Operations	2.598	.983	(4.351)	.791	.311
Distributions
Dividends from Net Investment Income	(.948)	(.873)	(.809)	(.791)	(.891)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.948)	(.873)	(.809)	(.791)	(.891)
Net Asset Value, End of Period	$16.18	$14.53	$14.42	$19.58	$19.58
Total Return[2]	18.16%	6.65%	-22.67%	4.04%	1.66%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$154	$148	$156	$242	$243
Ratio of Total Expenses to Average Net Assets	0.20%[3]	0.20%[3]	0.20%[3]	0.20%	0.25%
Ratio of Net Investment Income to Average Net Assets	6.07%	5.57%	4.69%	4.03%	4.57%
Portfolio Turnover Rate[4]	24%	17%	17%	16%	21%

1	Calculated based on average shares outstanding.
2
Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
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Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the policies in this section without notice. Please call or check online for current information. See Contacting Vanguard.
In certain circumstances, Vanguard fund shares can be held directly with Vanguard. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums for Admiral Shares
To open and maintain an account. $3,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
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To add to an existing account. Generally $1.
How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—520).
By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
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Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
If applicable, orders by Vanguard Funds of Funds will be treated as received by the Fund at the same time that corresponding orders are received in proper form by the Vanguard Funds of Funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
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Purchase Fee
The Fund charges a purchase fee of 0.75% on all share purchases, including shares purchased by exchange from another Vanguard fund. The purchase fee is deducted from the amount of each new purchase and is paid directly to the Fund to offset the cost of buying securities.

Purchase fees will not apply to Vanguard fund account purchases in the following circumstances: (1) purchases of shares through reinvested dividends or capital gains distributions; (2) share transfers, rollovers, or reregistrations within the same fund; (3) conversions of shares from one share class to another in the same fund; (4) purchases in-kind; and (5) share rollovers to an IRA within the same Vanguard fund for plans in which Vanguard serves as a recordkeeper.
Other Purchase Rules You Should Know
Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
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Converting Shares
When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.
Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.
A conversion between share classes of the same fund is a nontaxable event.
Trade Date
The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.
Conversions to Institutional Shares
You are eligible for a self-directed conversion from another share class to Institutional Shares of the Fund, provided that your account meets all Admiral Shares eligibility requirements. You may request a conversion through our website (if you are registered for online access), or by telephone. Accounts that qualify for Institutional Shares will not be automatically converted.
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Conversions to ETF Shares
Owners of conventional (i.e., not exchange-traded) shares issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.
ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm.
Vanguard Brokerage Services does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.
Mandatory Conversions to Another Share Class
If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify you in writing before any mandatory conversion occurs.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
Online. You may request a redemption of shares or request an exchange through our website.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
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By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Wealth Management clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
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Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If
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the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased
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by check or by electronic bank transfer. If you have written a check on a fund in an account with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access) or by telephone. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
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Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transfers to a shareholder’s donor advised fund managed by Vanguard Charitable.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.
• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.
• Redemptions of shares to pay fund or account fees.
• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).
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• Transfers and reregistrations of shares within the same fund.
• Purchases of shares by asset transfer or direct rollover.
• Conversions of shares from one share class to another in the same fund.
• Checkwriting redemptions.
• Section 529 college savings plans.
• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
• Purchases of shares with participant payroll or employer contributions or loan repayments.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Distributions, loans, and in-service withdrawals from a plan.
• Redemptions of shares as part of a plan termination or at the direction of the plan.
• Transactions executed through the Vanguard Managed Account Program.
• Redemptions of shares to pay fund or account fees.
• Share or asset transfers or rollovers.
• Reregistrations of shares.
• Conversions of shares from one share class to another in the same fund.
• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
*The following Vanguard fund accounts are also subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
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Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
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Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
• Authorization to act on the account (as the account owner or by legal documentation or other means).
• Account registration and address.
• Fund name and account number, if applicable.
• Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
• Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
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Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Invalid Addresses
If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
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Account Service Fee
Vanguard may charge a $25 account service fee on fund accounts that have a balance below $5,000,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $25, will be deducted from fund accounts subject to the fee once per calendar year.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
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Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Share Classes
Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.
Shareholder Rights
The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Whitehall Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
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Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month.
Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Shareholder Reports and Financial Statements
Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports. The Fund’s Financial Statements and Other Information is filed with the SEC on Form N-CSR and available on our website.
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Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
• Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
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Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
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Additional Information
The Trust’s Bylaws designate Delaware courts as the sole and exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, provided that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard Emerging Markets Government Bond Index Fund
Admiral Shares	5/31/2013	EMGovtBdIxFdAdm	520	921946802
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
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CFA® is a registered trademark owned by CFA Institute.
“Bloomberg®” and the Bloomberg USD Emerging Markets Government RIC Capped Index and Bloomberg Global Aggregate Index ex USD (the “Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
Vanguard Emerging Markets Government Bond Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Vanguard or the Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Fund into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Fund, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
52

Glossary of Investment Terms
Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund’s share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment, or redemption provision or an adjustable coupon rate) will cause the bond to be repaid.
Bloomberg Global Aggregate Index ex USD. A multi-currency benchmark that includes fixed-rate treasury, government-related, corporate, and securitized bonds from developed and emerging market issuers while excluding USD denominated debt. It is largely comprised of two major regional aggregate components: the Pan-European Aggregate and the Asian-Pacific Aggregate Index.
Bond. A debt security issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.
Dollar-Denominated Bond. A bond that is bought and sold in exchange for U.S. dollars.
Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.
53

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower may pay a fixed, variable, or floating rate of interest.
Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Investment-Grade Bond. A debt security whose credit quality is considered by independent bond rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Principal. The face value of a debt instrument or the amount of money put into an investment.
Return of Capital. A return of capital occurs when a fund’s distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a fund. In general, a return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
54

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Emerging Markets Government Bond Index Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a participant in an employer-sponsored plan:
Telephone: 800-523-1188; Text telephone for people with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-07443
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 1120 022025

Vanguard Emerging Markets Government Bond Index Fund
Prospectus
 February 28, 2025
Institutional Shares
Vanguard Emerging Markets Government Bond Index Fund Institutional Shares (VGIVX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2024.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of U.S. dollar-denominated bonds issued by governments and government-related issuers in emerging market countries.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Institutional Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	0.75%
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.12%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.13%
1
The expense information shown in the table has been restated to reflect current fees.

Example
The following example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$88	$117	$148	$240
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the Bloomberg USD Emerging Markets Government RIC Capped Index (the Index). This Index includes U.S. dollar-denominated bonds that have maturities longer than one year and that were issued by emerging market governments and government-related issuers. The Index is capped, which means that its exposure to any particular bond issuer is limited to a maximum of 20% and its aggregate exposure to issuers that individually constitute 5% or more of the Index is limited to 48%. If the Index, as constituted based on market weights, exceeds the 20% or 48% limits, the excess is reallocated to bonds of other issuers represented in the Index.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and under normal circumstances at least 80% of the Fund’s assets will be invested in bonds included in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index. As of October 31, 2024, the dollar-weighted average maturity of the Index was 12 years.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance, and the level of risk may vary based on market conditions:
• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by foreign governments, government agencies, and government-owned corporations. Because the Fund may invest a large portion of its assets in bonds of issuers located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.
• Emerging markets risk, which is the chance that the bonds of governments, government agencies, and government-owned corporations located in emerging markets will be substantially more volatile, and substantially less liquid, than the bonds of governments, government agencies, and government-owned corporations located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets. Emerging markets risk is high for the Fund.
• Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of bonds issued by just a few issuers or even a single issuer. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in bonds issued by a small number of issuers as compared with diversified mutual funds.
• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be high for the Fund because it invests a large portion of its assets in bonds rated below investment-grade (also known as high-yield or junk bonds).
• Liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.

• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk should be moderate for the Fund, so investors should expect the Fund’s monthly income to fluctuate accordingly.
• Index-related risks. The Fund is subject to risks associated with index investing, which include passive management risk, tracking error risk, and index provider risk. Passive management risk is the chance that the Fund’s use of an indexing strategy will negatively impact the Fund’s performance. Because the Fund seeks to track the performance of its target index regardless of how that index is performing, the Fund’s performance may be lower than it would be if the Fund were actively managed. Tracking error risk is the chance that the Fund’s performance will deviate from the performance of its target index. Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. Index provider risk is the chance that the Fund will be negatively impacted by changes or errors made by the index provider. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund is expected to be low.
• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.
• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall.
A Note on Risk: Many investors invest in bonds and bond funds in an attempt to lower the overall risk of their portfolios. This strategy makes sense when the bonds owned are U.S. bonds because U.S. bond returns typically are not highly correlated with, and are far less volatile than, stock returns. The strategy is less likely to be effective, however, when the bonds owned are emerging market bonds.

Returns of emerging market bonds, even dollar-denominated bonds like those owned by the Fund, can be quite volatile. The correlation between emerging market bond and stock returns (both U.S. and foreign) is often higher than the correlation between U.S. bond and stock returns. Consequently, if your goal is to lower risk and volatility, this Fund may not be an appropriate investment.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Shares (including annual fund operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. If applicable shareholder fees were reflected, returns would be less than those shown in the bar chart. The table shows how the average annual total returns of the Institutional Shares (including annual fund operating expenses and any applicable shareholder fees) compare with those of the Fund’s target index and another comparative index, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard Emerging Markets Government Bond Index Fund Institutional Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	11.63%	June 30, 2020
Lowest	-12.61%	March 31, 2020

Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Vanguard Emerging Markets Government Bond Index Fund Institutional Shares				02/11/2015
Return Before Taxes	4.94%	0.06%	3.02%
Return After Taxes on Distributions	2.39	-1.99	0.95
Return After Taxes on Distributions and Sale of Fund Shares	2.89	-0.83	1.40
Bloomberg USD Emerging Markets Government RIC Capped Index (reflects no deduction for fees, expenses, or taxes)	5.91%	0.16%	3.11%
Bloomberg Global Aggregate Index ex USD (reflects no deduction for fees, expenses, or taxes)	-4.22	-3.37	-0.60
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Manager
Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since its inception in 2013.

Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Institutional Shares is $5 million. The minimum investment amount required to add to an existing Fund account is generally $1. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Throughout the prospectus, this     symbol is used to mark detailed information about some of the risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Share Class Overview
This prospectus offers the Fund’s Institutional Shares, which are generally for investors who invest a minimum of $5 million. A separate prospectus offers the Fund’s Admiral™ Shares, which generally have an investment minimum of $3,000. In addition, the Fund issues ETF Shares (an exchange-traded class of shares), which are also offered through a separate prospectus.
All share classes offered by the Fund have the same investment objective, strategies, and policies. However, because different share classes can have different expenses, their investment returns may differ.
Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Emerging Markets Government
Bond Index Fund Institutional Shares’ expense ratio would be 0.13%, or
$1.30 per $1,000 of average net assets. The average expense ratio for emerging markets hard currency debt funds in 2023 was 1.03%, or $10.30 per $1,000 of average net assets (derived from data provided by Lipper, a
Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities, including costs generated by shareholders of other share classes offered by the fund. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. The Fund may change its 80% policy of investing its assets in securities that are included in its target index only upon 60 days‘ notice shareholders.
Market Exposure

The Fund is subject to interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
Although fixed income securities (commonly referred to as bonds) are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term U.S. bonds fell by almost 48% between December 1976 and September 1981. Note that over any particular time period, the prices of foreign bonds and U.S. bonds may increase or decrease by different amounts and, in some cases, may move in opposite directions.
To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds (i.e., bonds that cannot be redeemed by the issuer) of different maturities, each with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond1
Type of Bond (Maturity)	After a 1% Increase	After a 1% Decrease	After a 2% Increase	After a 2% Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon rate.
These figures are for illustration only; you should not regard them as an indication of future performance of foreign bonds generally or the Fund in particular.
Plain Talk About Bonds and Interest Rates
As a rule, when interest rates rise, bond prices fall. The opposite is also true:
bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price.
On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.

Changes in interest rates can affect bond income as well as bond prices.

The Fund is subject to income risk, which is the chance that the Fund’s income will decline because of falling interest rates. A fund’s income declines when interest rates fall because the fund then must invest new cash flow and cash from maturing bonds in lower-yielding bonds. Income risk should be moderate for the Fund, so investors should expect the Fund’s monthly income to fluctuate accordingly.

Plain Talk About Bond Maturities
A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, will face as interest rates rise—but also the higher the potential yield you could receive. Longer-term bonds are generally more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment. The stated maturity of a bond may differ from the effective maturity of a bond, which takes into consideration that an action such as a call or refunding may cause bonds to be repaid before their stated maturity dates.

Although falling interest rates tend to strengthen bond prices, they can cause other problems for bond fund investors—bond calls and prepayments.

The Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.

The Fund is subject to extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall.

The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be high for the Fund because it invests a large portion of its assets in bonds rated below investment-grade (also known as high-yield or junk bonds).

Plain Talk About Credit Quality
A bond’s credit quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. The lower the credit quality, the greater the perceived chance that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit quality, the higher its yield should be to compensate investors for assuming additional risk.

The Fund is subject to emerging markets risk, which is the chance that the bonds of governments, government agencies, and government-owned corporations located in emerging market countries will be substantially more volatile, and substantially less liquid, than the bonds of governments, government agencies, and government-owned corporations located in more developed foreign markets because, among other factors, emerging market countries can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets. Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies. Emerging markets risk is especially high for the Fund.

The Fund is subject to country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by foreign governments, government agencies, and government-owned corporations. Because the Fund may invest a large portion of its assets in bonds of issuers located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

The Fund is subject to liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.

Plain Talk About International Investing
U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar auditing, legal, tax, regulatory, financial reporting, accounting, and recordkeeping standards and practices as U.S. companies and the U.S.
government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to different levels of government supervision and regulation than their counterparts in the
United States. Further, the imposition of economic or other sanctions on the
United States by a foreign country, or on a foreign country or issuer by the
United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

Geopolitical & Sanctions risk. Investing can be affected by geopolitical events such as wars, terrorism or other national security concerns, or global health crises. Due to growing dependencies between global economies, these geopolitical events can negatively affect global securities, markets, and economies. It is possible that events which only impact one country/region could have negative short- or long-term effects on markets, issuers, and/or foreign exchanges, in both the U.S. and other countries.
At times, the U.S. government, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities. Vanguard’s compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to a Fund’s portfolio holdings and its returns could be negatively impacted. In lieu of sanctions, a company, or specific goods that a company produces, could be subjected to trade embargoes or tariffs which do not prohibit investing in the company but could impact the value of the company.

The Fund is subject to nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of bonds issued by just a few issuers or even a single issuer. The Fund is considered nondiversified, which means that it may invest a significant percentage of its assets in bonds issued by a small number of issuers as compared with diversified mutual funds.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund’s investments and Fund performance.
Security Selection
Index sampling strategy. Because it would be very expensive and inefficient to buy and sell all of the bonds held in its target index—which is an indexing strategy called “full replication”—the Fund uses index “sampling” techniques to select securities. Using sophisticated quantitative and qualitative methods, the Fund’s advisor generally selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, the Fund keeps industry sector and subsector exposure within tight boundaries relative to its target index. Because the Fund does not hold all of the securities included in its target index, some of the securities (and issuers) that are held will likely be overweight (or underweight) compared with the target index. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing well-diversified exposure in the portfolio.
Types of bonds. The Fund tracks the Bloomberg USD Emerging Markets Government RIC Capped Index, which includes dollar-denominated bonds with maturities of more than one year issued by emerging market governments such as government agencies and government-owned corporations and banks. The number of bonds in the Fund’s target index was 691 as of October 31, 2023. The Index is capped, which means that its exposure to any particular bond issuer is limited to a maximum of 20% and its aggregate exposure to issuers that individually constitute 5% or more of the Index is limited to 48%. If the Index, as constituted based on market weights, exceeds the 20% or 48% limits, the excess is reallocated to bonds of other issuers represented in the Index. The objective of the reallocation, which is handled by Bloomberg, is to keep the Index compliant with Internal Revenue Code guidelines and as close to market-cap weight as possible.

A “dollar-denominated” bond is a bond that is bought and sold in U.S. dollars. Because the bonds are priced in dollars, rather than in the local currency of the issuer, a U.S. investor is not exposed to currency risk; rather, the issuer assumes this risk, usually to attract U.S. investors. The issuer’s assumption of currency risk can affect the credit risk of its bonds because the issuer would have a large burden if its local currency weakens significantly compared with the U.S. dollar. If an issuer’s local currency declines relative to the U.S. dollar, it could negatively affect perceptions of the issuer’s ability to make payments, which could cause the issuer’s bonds to decline in value. Many issuers manage this risk by hedging currency exposure, and their effectiveness in doing so is typically reflected in their credit rating.

  Except for an occasional small investment in U.S. government securities (typically less than 1% of Fund assets), all of the bonds held by the Fund will be issued by foreign issuers. The primary market for most of these bonds is in the United States, although some bonds may be bought and sold in foreign bond markets.
Index investing and risks. The Fund is an index fund. Index funds attempt to track—not outperform—the performance of a specified market index (target index). An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. Some indexes represent entire markets, such as the U.S. stock market, while others cover a segment of a market, such as short-term bonds. As an index fund, the Fund seeks to track the performance of its target index regardless of how the target index is performing. The advisor’s use of an indexing, or passive, approach to select and maintain investments for the Fund means that the advisor will select securities based on their inclusion in the target index and will not use strategies to reduce negative impacts to the Fund during periods of market volatility. As a result, the Fund’s performance may be lower than it would be if the Fund were actively managed.
One cannot invest directly in an index. Instead, an index fund’s advisor will typically seek to hold all, or substantially all, of the securities that make up the fund’s target index (often referred to as “replicating” an index or a “full replication” approach) or a representative sample of the securities that make up a fund’s target index (often referred to as “sampling” an index).

The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund is expected to be low.

As an index fund, the Fund is subject to tracking error. It is important to understand that an index fund will never perform exactly the same as its target index because, among other things, an index fund will have operating expenses and transaction costs and its target index will not. Beyond these inherent differences between the operation of an index fund and the operation of its target index, there are a variety of other factors that can cause or result in tracking error. These may include, but are not limited to:
• Price differences between the securities held by an index fund and those included in its target index
• Cash flows into or out of an index fund
• The size of an index fund
• Compliance with new or existing regulatory requirements
• Portfolio transactions carried out by an index fund’s advisor to minimize the distribution of capital gains
• Changes to the underlying securities that make up an index fund’s target index
• Errors made by the index provider
Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. An index fund that samples its target index may be more likely to experience tracking error than an index fund that replicates its target index.
The Fund is subject to risks associated with the provider of its target index. The index provider determines which securities to include in the target index and how the securities are weighted. The index provider does not provide any warranty or accept any liability with respect to the quality, accuracy, or completeness of the target index or any data used to compile the target index. Under normal circumstances, the index provider will rebalance (update) the target index on a regular schedule. The index provider may rebalance the target index outside of the regular schedule or delay or cancel a scheduled rebalance, which could result in added costs for the Fund or cause the Fund to experience tracking error. The index provider may make errors, and it is possible that such errors may not be identified by the index provider for a period of time or at all. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders. Vanguard does not provide any warranty or guarantee against errors made by the index provider.

Other Investment Policies and Risks
Under normal circumstances, the Fund will invest at least 80% of its assets in bonds held in its target index. The target index, and therefore the Fund itself, is expected to include a significant allocation to nonpublic securities, generally referred to as 144A securities. Although they are nonpublic and therefore restricted, 144A securities can be traded among qualified institutional buyers and are expected to be liquid (meaning that the advisor believes they can be sold or disposed of within seven days in the ordinary course of business at approximately the price at which they are valued). Subject to a 20% limit, the Fund may also purchase other investments that are not included in its target index or may hold bonds that, when acquired, were included in the index but subsequently were removed.
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the provider of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund may invest in derivatives. In general, investments in derivatives may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.
Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. The Fund’s derivative investments may include futures and options contracts. The Fund will not use futures and options contracts or other derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. The reasons for which the Fund will invest in futures and options include:
• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.
• Add value when these instruments are attractively priced.
The Fund’s derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial—in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.

Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements—tend to be more specialized or complex and may be more difficult to accurately value.

The Fund may invest a small portion of its assets in fixed income futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs). These fixed income futures and ETFs typically provide returns similar to those of the bonds listed in the index, or in a subset of the index, the Fund seeks to track. The Fund may purchase futures or ETFs when doing so will reduce the Fund’s transaction costs, facilitate cash management, mitigate risk, or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard Funds. Fund assets invested in ETF Shares of other Vanguard Funds are excluded when allocating to the Fund its share of the costs of Vanguard operations.
Cash Management
The Fund’s daily cash balance may be invested in Vanguard Market Liquidity Fund, a government money market fund, and/or Vanguard Municipal Low Duration Fund, a short-term municipal bond fund (each, a CMT Fund). When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Redemption Requests
Methods used to meet redemption requests. Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.

Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.
Purchase Fee
The Fund charges a purchase fee of 0.75% on all purchases of its shares, including shares that you purchase by exchange from another Vanguard fund.

Unlike a sales charge or a load paid to a broker or a fund management company, the purchase fee is paid directly to the Fund to offset the costs of buying securities.

See Investing With Vanguard for more information about fees.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.
• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.

Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (i.e., not exchange-traded) shares or to changes in the composition of its target index or in an effort to manage the fund’s duration. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of October 31, 2024, Vanguard served as advisor for approximately $8.4 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.
For the fiscal year ended October 31, 2024, the advisory expenses represented an effective annual rate of less than 0.01% of the Fund’s average net assets.
Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the semiannual report to shareholders covering the fiscal period ended April 30, 2024.
The manager primarily responsible for the day-to-day management of the Fund is:
Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has been with Vanguard since 1998, has worked in investment management since 1999, has managed investment portfolios since 2005, and has managed the Fund since its inception in 2013. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.
The Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. Income dividends generally are declared monthly and distributed monthly; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are taxable as if received in December.
• Any income dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard makes changes that would impact the Fund directly or indirectly, including if Vanguard makes changes to the Fund’s portfolio or to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Income dividends and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income, for U.S. federal income tax purposes, your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Special notice to non-U.S. investors. The Fund offered for sale in this prospectus is primarily intended to be made available to U.S. residents and may not be appropriate for investors taxable outside of the United States. Non-U.S. investors should visit the non-U.S. investors page on our website at global.vanguard.com for information about Vanguard’s non-U.S. products.
Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements under the Internal Revenue Code, as well as any non-U.S. taxes imposed by the investor’s relevant tax jurisdiction, may apply to an investment in the Fund. Non-U.S. investors should consult their own tax advisors with respect to any particular U.S. or non-U.S. tax consequences of their investment in the Fund.
Share Price
Share price, also known as NAV, is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations, and are priced at fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges or markets that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, material credit events) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities. A fund may also use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
The Fund has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Fund will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Fund after such acceptance.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard Emerging Markets Government Bond Index Fund Institutional Shares

For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$23.30	$23.13	$31.41	$31.40	$32.33
Investment Operations
Net Investment Income[1]	1.566	1.381	1.286	1.298	1.443
Net Realized and Unrealized Gain (Loss) on Investments	2.619	.196	(8.261)	(.014)	(.938)
Total from Investment Operations	4.185	1.577	(6.975)	1.284	.505
Distributions
Dividends from Net Investment Income	(1.525)	(1.407)	(1.305)	(1.274)	(1.435)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.525)	(1.407)	(1.305)	(1.274)	(1.435)
Net Asset Value, End of Period	$25.96	$23.30	$23.13	$31.41	$31.40
Total Return[2]	18.25%	6.64%	-22.66%	4.10%	1.68%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$208	$112	$54	$45	$42
Ratio of Total Expenses to Average Net Assets	0.18%[3]	0.18%[3]	0.18%[3]	0.18%	0.23%
Ratio of Net Investment Income to Average Net Assets	6.12%	5.60%	4.79%	4.05%	4.59%
Portfolio Turnover Rate[4]	24%	17%	17%	16%	21%

1	Calculated based on average shares outstanding.
2	Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.18%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the policies in this section without notice. Please call or check online for current information. See Contacting Vanguard.
In certain circumstances, Vanguard fund shares can be held directly with Vanguard. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums for Institutional Shares
To open and maintain an account. $5 million. If you request Institutional Shares when you open a new account but the investment amount does not meet the account minimum for Institutional Shares, your investment will be placed in another share class of the Fund, as appropriate.

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating separate accounts within the same fund. This aggregation policy does not apply to financial intermediaries.
Vanguard may charge additional recordkeeping fees for institutional clients whose accounts are recordkept by Vanguard. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your account.
To add to an existing account. Generally $1.
How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—2020).
By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

If applicable, orders by Vanguard Funds of Funds will be treated as received by the Fund at the same time that corresponding orders are received in proper form by the Vanguard Funds of Funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
Purchase Fee
The Fund charges a purchase fee of 0.75% on all share purchases, including shares purchased by exchange from another Vanguard fund. The purchase fee is deducted from the amount of each new purchase and is paid directly to the Fund to offset the cost of buying securities.

Purchase fees will not apply to Vanguard fund account purchases in the following circumstances: (1) purchases of shares through reinvested dividends or capital gains distributions; (2) share transfers, rollovers, or reregistrations within the same fund; (3) conversions of shares from one share class to another in the same fund; (4) purchases in-kind; and (5) share rollovers to an IRA within the same Vanguard fund for plans in which Vanguard serves as a recordkeeper.
Other Purchase Rules You Should Know
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
Converting Shares
When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.
Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.
A conversion between share classes of the same fund is a nontaxable event.
Trade Date
The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions to Institutional Shares
You are eligible for a self-directed conversion from another share class to Institutional Shares of the Fund, provided that your account meets all Institutional Shares eligibility requirements. You may request a conversion through our website (if you are registered for online access), or by telephone. Accounts that qualify for Institutional Shares will not be automatically converted.
Conversions to ETF Shares
Owners of conventional (i.e., not exchange-traded) shares issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.
ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm.
Vanguard Brokerage Services does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.
Mandatory Conversions to Another Share Class
If an account no longer meets the balance requirements for Institutional Shares, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify you in writing before any mandatory conversion occurs.

Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
Online. You may request a redemption of shares or request an exchange through our website.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Wealth Management clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund in an account with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access) or by telephone. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transfers to a shareholder’s donor advised fund managed by Vanguard Charitable.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.

• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.
• Redemptions of shares to pay fund or account fees.
• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).
• Transfers and reregistrations of shares within the same fund.
• Purchases of shares by asset transfer or direct rollover.
• Conversions of shares from one share class to another in the same fund.
• Checkwriting redemptions.
• Section 529 college savings plans.
• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
• Purchases of shares with participant payroll or employer contributions or loan repayments.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Distributions, loans, and in-service withdrawals from a plan.
• Redemptions of shares as part of a plan termination or at the direction of the plan.
• Transactions executed through the Vanguard Managed Account Program.
• Redemptions of shares to pay fund or account fees.
• Share or asset transfers or rollovers.
• Reregistrations of shares.
• Conversions of shares from one share class to another in the same fund.
• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
*The following Vanguard fund accounts are also subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
• Authorization to act on the account (as the account owner or by legal documentation or other means).
• Account registration and address.
• Fund name and account number, if applicable.
• Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
• Any supporting documentation that may be required.

Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Invalid Addresses
If an income dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Low-Balance Accounts
The Fund reserves the right to convert an investor’s Institutional Shares to another share class, as appropriate, if the fund account balance falls below the account minimum for any reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2)

redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors, when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Share Classes
Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.
Shareholder Rights
The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Whitehall Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Shareholder Reports and Financial Statements
Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports. The Fund’s Financial Statements and Other Information is filed with the SEC on Form N-CSR and available on our website.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
• Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

Additional Information
The Trust’s Bylaws designate Delaware courts as the sole and exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, provided that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard Emerging Markets Government Bond Index Fund
Institutional Shares	2/11/2015 (Admiral Shares 5/31/2013)	EMGovtBdIxFdInst	2020	921946703
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.

CFA® is a registered trademark owned by CFA Institute.
“Bloomberg®” and Bloomberg USD Emerging Markets Government RIC Capped Index and Bloomberg Global Aggregate Index ex USD (the “Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
Vanguard Emerging Markets Government Bond Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Vanguard or the Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Fund into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Fund, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Glossary of Investment Terms
Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund’s share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment, or redemption provision or an adjustable coupon rate) will cause the bond to be repaid.
Bloomberg Global Aggregate Index ex USD. A multi-currency benchmark that includes fixed-rate treasury, government-related, corporate, and securitized bonds from developed and emerging market issuers while excluding USD denominated debt. It is largely comprised of two major regional aggregate components: the Pan-European Aggregate and the Asian-Pacific Aggregate Index.
Bond. A debt security issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.
Dollar-Denominated Bond. A bond that is bought and sold in exchange for U.S. dollars.
Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower may pay a fixed, variable, or floating rate of interest.
Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Investment-Grade Bond. A debt security whose credit quality is considered by independent bond rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Principal. The face value of a debt instrument or the amount of money put into an investment.
Return of Capital. A return of capital occurs when a fund’s distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a fund. In general, a return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Emerging Markets Government Bond Index Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a client of Vanguard’s Institutional Division:
Telephone: 888-809-8102; Text telephone for people with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-07443
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
I 2020 022025

Vanguard Global Minimum Volatility Fund
Prospectus
 February 28, 2025
Investor Shares & Admiral™ Shares
Vanguard Global Minimum Volatility Fund Investor Shares (VMVFX)
Vanguard Global Minimum Volatility Fund Admiral Shares (VMNVX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2024.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
The Fund seeks to provide long-term capital appreciation with lower volatility relative to the global equity market.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Investor Shares or Admiral Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.19%	0.13%
12b-1 Distribution Fee	None	None
Other Expenses	0.02%	0.01%
Total Annual Fund Operating Expenses	0.21%	0.14%
1

Examples
The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$22	$68	$118	$268
Admiral Shares	$14	$45	$79	$179
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in U.S. and foreign stocks that are expected to generate lower volatility relative to the global equity market. The portfolio will include a diverse mix of companies located in many different countries and representing many different market sectors and industry groups. The advisor uses quantitative models that evaluate all of the securities in the Fund’s benchmark, the FTSE Global All Cap Index (USD Hedged), to construct a global equity portfolio that seeks to achieve the lowest amount of expected volatility subject to a set of reasonable constraints designed to foster portfolio diversification and liquidity. The Fund generally will seek to hedge most of its currency exposure back to the U.S. dollar to reduce overall portfolio volatility.
2

Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
• Investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from global stock markets. Low volatility stocks tend to have lower risk profiles than the global equity market in general. Investing in low volatility stocks may not protect the Fund from market declines and may reduce the Fund’s participation in market gains.
• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.
• Currency risk and currency hedging risk. The Fund generally will seek to hedge most of its currency exposure back to the U.S. dollar to reduce overall portfolio volatility. However, not all currency exposure will be hedged, so the Fund will have a low level of currency risk. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Fund will also have a low level of currency hedging risk, which is the chance that the currency hedging transactions entered into by the Fund may not perfectly offset the Fund’s foreign currency exposure. For example, the Fund will decline in value if it underhedges a currency that has weakened or overhedges a currency that has strengthened relative to the U.S. dollar.
• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
• Derivatives risk. The Fund may invest in derivatives, which may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.
3

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. FTSE Global All Cap Index (USD Hedged) returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. The Fund is using a comparative benchmark that is different from the one used for the immediately preceding fiscal year to reflect new regulatory requirements. The FTSE Global All Cap Index is considered broadly representative of the overall securities market applicable to the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard Global Minimum Volatility Fund Investor Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	11.31%	June 30, 2020
Lowest	-20.92%	March 31, 2020
4

Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard Global Minimum Volatility Fund Investor Shares
Return Before Taxes	13.44%	4.65%	7.23%
Return After Taxes on Distributions	12.46	3.75	6.19
Return After Taxes on Distributions and Sale of Fund Shares	8.65	3.47	5.56
Vanguard Global Minimum Volatility Fund Admiral Shares
Return Before Taxes	13.48%	4.72%	7.31%
FTSE Global All Cap Index Hedged (reflects no deduction for fees or expenses)	20.42%	11.85%	10.76%
FTSE Global All Cap Index (reflects no deduction for fees or expenses)	16.69	10.03	9.38
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
John Ameriks, Ph.D., Principal of Vanguard and global head of Vanguard’s Quantitative Equity Group. He has managed the Fund since 2022.
Scott Rodemer, CFA, Head of Equity Factor Investments within Vanguard’s Quantitative Equity Group and portfolio manager. He has co-managed the Fund since 2023.
5

Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
6

More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Throughout the prospectus, this     symbol is used to mark detailed information about some of the risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Share Class Overview
The Fund offers two separate classes of shares: Investor Shares and Admiral Shares.
Both share classes offered by the Fund have the same investment objective, strategies, and policies. However, because different share classes can have different expenses, their investment returns may differ.
Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Global Minimum Volatility Fund’s expense ratios would be as follows: for Investor Shares, 0.21%, or $2.10 per
$1,000 of average net assets; for Admiral Shares, 0.14%, or $1.40 per
$1,000 of average net assets. The average expense ratio for global funds in
2023 was 1.00%, or $10.00 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

7

Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities, including costs generated by shareholders of other share classes offered by the fund. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote.
Market Exposure
The Fund invests primarily in U.S. and foreign stocks that are expected to generate low volatility relative to the global equity market.

 The portion of the Fund’s assets invested in foreign stocks may vary based on global market capitalization, opportunities to minimize volatility for the Fund relative to the Fund’s benchmark, or other factors. To reduce overall portfolio volatility, the Fund generally will seek to hedge most of the currency exposure resulting from its foreign stock holdings back to the U.S. dollar. In determining whether or not to hedge a particular currency, the advisor will evaluate the cost of hedging and the amount of the Fund’s exposure to the currency.
U.S. Stocks
The Fund invests in U.S. stocks as part of its principal investment strategy.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
8

Foreign Stocks
The Fund invests in foreign stocks, which may include depositary receipts, as part of its principal investment strategy.
Plain Talk About International Investing
U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar auditing, legal, tax, regulatory, financial reporting, accounting, and recordkeeping standards and practices as U.S. companies and the U.S.
government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to different levels of government supervision and regulation than their counterparts in the
United States. Further, the imposition of economic or other sanctions on the
United States by a foreign country, or on a foreign country or issuer by the
United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

Geopolitical & Sanctions risk. Investing can be affected by geopolitical events such as wars, terrorism or other national security concerns, or global health crises. Due to growing dependencies between global economies, these geopolitical events can negatively affect global securities, markets, and economies. It is possible that events which only impact one country/region could have negative short- or long-term effects on markets, issuers, and/or foreign exchanges, in both the U.S. and other countries.
At times, the U.S. government, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities. Vanguard’s compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to a Fund’s portfolio holdings and its returns could be negatively impacted. In lieu of sanctions, a company, or specific goods that a company produces, could be subjected to trade embargoes or tariffs which do not prohibit investing in the company but could impact the value of the company.
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The Fund is subject to country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

The Fund is subject to currency risk and currency hedging risk. The Fund generally will seek to hedge most of its currency exposure back to the U.S. dollar to reduce overall portfolio volatility. However, not all currency exposure will be hedged, so the Fund will have a low level of currency risk. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Fund will also have a low level of currency hedging risk, which is the chance that the currency hedging transactions entered into by the Fund may not perfectly offset the Fund’s foreign currency exposure. For example, the Fund will decline in value if it underhedges a currency that has weakened or overhedges a currency that has strengthened relative to the U.S. dollar.

The Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from global stock markets. Low volatility stocks tend to have lower risk profiles than the global equity market in general. Investing in low volatility stocks may not protect the Fund from market declines and may reduce the Fund’s participation in market gains.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund’s investments and Fund performance.
Security Selection
Vanguard, the Fund’s investment advisor, constructs a diversified portfolio of U.S. and foreign stocks based on its assessment of the relative volatility of the securities and their expected correlation to one another. Vanguard uses quantitative models that evaluate all of the securities in the Fund’s benchmark, the FTSE Global All Cap Index (USD Hedged), to construct a global equity portfolio that seeks to achieve the lowest amount of expected volatility subject to a set of reasonable constraints designed to foster portfolio diversification and liquidity.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
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Ownership Limitations
As the assets managed by Vanguard and its external advisors continue to grow, the securities held by Vanguard funds increasingly are impacted by ownership limitations. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, Vanguard is also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. Vanguard attempts to mitigate the impacts of ownership limitations on Vanguard funds through the various methods discussed below in Methods to address ownership limitations. However, it is possible that these methods will be unsuccessful.
Impacts of ownership limitations. When an ownership limitation applies, Vanguard may need to tell the Vanguard funds how much of impacted securities each fund can buy and hold. When this occurs, a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund’s advisor not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps Vanguard and the Vanguard funds take to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets Vanguard and its third-party advisors manage, the more likely it is that ownership limitations could affect Vanguard funds negatively.
Methods to address ownership limitations. Vanguard and the Vanguard funds try to manage the negative impacts that ownership limitations could have on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership
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limitations. However, it is not always possible to secure relief, and there is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to obtain additional relief from ownership limitations in the future. In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. The risks of derivatives use are discussed elsewhere in the prospectus.
Other Investment Policies and Risks
In addition to investing in stocks, the Fund may make other kinds of investments to achieve its investment objective.

The Fund is subject to derivatives risk, which may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.
Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. In particular, derivatives will be used only when they may help the advisor to accomplish one or more of the following:
• Hedge foreign currency exposure.
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• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.
• Add value when these instruments are attractively priced.
The Fund may invest in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. The Fund may use derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. Losses (or gains) involving futures contracts can sometimes be substantial—in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative, in order to hedge its foreign currency exposure. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts will be used in an effort to offset any changes in the dollar value of foreign equities attributable to changes in the value of the equities’ local currencies relative to the U.S. dollar. Although such contracts can protect the Fund from unfavorable fluctuations in currency exchange rates, they also reduce or eliminate any chance for the Fund to benefit from favorable exchange rate fluctuations. Notably, foreign currency exchange forward contracts do not prevent the Fund’s securities from falling in value for reasons unrelated to currency exchange rates.

The Fund is subject to counterparty risk with respect to its currency hedging transactions. Counterparty risk is the chance that the counterparty to a currency forward contract with the Fund is unable or unwilling to meet its financial obligations. Counterparty risk is low for the Fund.
Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements and foreign currency exchange forward contracts—tend to be more specialized or complex and may be more difficult to accurately value.

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The Fund may invest a small portion of its assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including Vanguard equity ETF Shares. These equity futures and ETFs typically provide returns similar to those of common stocks. The Fund may purchase futures or ETFs when doing so will reduce the Fund’s transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares of other Vanguard funds are excluded when allocating to the Fund its share of the costs of Vanguard operations.
Cash Management
The Fund’s daily cash balance may be invested in Vanguard Market Liquidity Fund, a government money market fund, and/or Vanguard Municipal Low Duration Fund, a short-term municipal bond fund (each, a CMT Fund). When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Redemption Requests
Methods used to meet redemption requests. Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
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Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately. A Fund may also invest beyond its normal limits in derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
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In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments— in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With
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Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.
• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
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The Fund and Vanguard
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of October 31, 2024, Vanguard served as advisor for approximately $8.4 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.
For the fiscal year ended October 31, 2024, the advisory expenses represented an effective annual rate of 0.03% of the Fund’s average net assets.
Although the Fund is managed solely by Vanguard, the Fund reserves the right to utilize a multimanager approach in the future. Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard
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may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the semiannual report to shareholders covering the fiscal period ended April 30, 2024.
The managers primarily responsible for the day-to-day management of the Fund are:
John Ameriks, Ph.D., Principal of Vanguard and global head of the Quantitative Equity Group in Vanguard’s Investment Management Group. He has worked in investment management since 1996 and he has managed the Fund since 2022. Education: A.B. from Stanford University; M.A., M.Phil., and Ph.D. in economics from Columbia University.
Scott Rodemer, CFA, Head of Equity Factor Investments within Vanguard’s Quantitative Equity Group and portfolio manager. He joined Vanguard in 2004 and has worked in investment management since 2007. He has co-managed the Fund since March 2023. Education: B.A. from Villanova University and M.S. in finance from the University of Notre Dame.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
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You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are taxable as if received in December.
• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax deduction on “qualified REIT dividends,” if any, distributed by the Fund.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard makes changes that would impact the Fund directly or indirectly, including if Vanguard makes changes to the Fund’s portfolio or to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments.
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• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income, for U.S. federal income tax purposes, your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
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Plain Talk About Buying a Dividend
Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19
(not counting market change). You still have only $5,000 (250 shares x $19 =
$4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Special notice to non-U.S. investors. The Fund offered for sale in this prospectus is primarily intended to be made available to U.S. residents and may not be appropriate for investors taxable outside of the United States. Non-U.S. investors should visit the non-U.S. investors page on our website at global.vanguard.com for information about Vanguard’s non-U.S. products.
Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements under the Internal Revenue Code, as well as any non-U.S. taxes imposed by the investor’s relevant tax jurisdiction, may apply to an investment in the Fund. Non-U.S. investors should consult their own tax advisors with respect to any particular U.S. or non-U.S. tax consequences of their investment in the Fund.
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Share Price
Share price, also known as NAV, is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
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Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
The Fund has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Fund will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Fund after such acceptance.
Vanguard fund share prices are published daily on our website at vanguard.com/prices.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard Global Minimum Volatility Fund Investor Shares

For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$13.61	$13.72	$14.83	$12.77	$14.71
Investment Operations
Net Investment Income[1]	.305	.407	.347	.252	.293
Net Realized and Unrealized Gain (Loss) on Investments	2.535	.150	(.952)	2.085	(1.571)
Total from Investment Operations	2.840	.557	(.605)	2.337	(1.278)
Distributions
Dividends from Net Investment Income	(.430)	(.344)	(.505)	(.277)	(.397)
Distributions from Realized Capital Gains	—	(.323)	—	—	(.265)
Total Distributions	(.430)	(.667)	(.505)	(.277)	(.662)
Net Asset Value, End of Period	$16.02	$13.61	$13.72	$14.83	$12.77
Total Return[2]	21.35%	4.05%	-4.28%	18.51%	-9.22%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$221	$208	$260	$301	$338
Ratio of Total Expenses to Average Net Assets	0.21%	0.21%[3]	0.21%[3]	0.21%	0.21%
Ratio of Net Investment Income to Average Net Assets	2.02%	2.96%	2.46%	1.77%	2.16%
Portfolio Turnover Rate	35%	45%	51%[4]	24%	58%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.21%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
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Vanguard Global Minimum Volatility Fund Admiral Shares

For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$27.23	$27.44	$29.67	$25.56	$29.45
Investment Operations
Net Investment Income[1]	.632	.832	.712	.520	.608
Net Realized and Unrealized Gain (Loss) on Investments	5.059	.310	(1.910)	4.177	(3.155)
Total from Investment Operations	5.691	1.142	(1.198)	4.697	(2.547)
Distributions
Dividends from Net Investment Income	(.881)	(.706)	(1.032)	(.587)	(.812)
Distributions from Realized Capital Gains	—	(.646)	—	—	(.531)
Total Distributions	(.881)	(1.352)	(1.032)	(.587)	(1.343)
Net Asset Value, End of Period	$32.04	$27.23	$27.44	$29.67	$25.56
Total Return[2]	21.40%	4.15%	-4.24%	18.60%	-9.18%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,839	$1,642	$1,816	$2,449	$2,824
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%[3]	0.14%[3]	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.09%	3.03%	2.52%	1.83%	2.26%
Portfolio Turnover Rate	35%	45%	51%[4]	24%	58%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
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Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the policies in this section without notice. Please call or check online for current information. See Contacting Vanguard.
In certain circumstances, Vanguard fund shares can be held directly with Vanguard. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums for Investor Shares
To open and maintain an account. $3,000.

 To add to an existing account. Generally $1.
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Account Minimums for Admiral Shares
To open and maintain an account. $50,000. If you request Admiral Shares when you open a new account but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

 To add to an existing account. Generally $1.
How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
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By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for share classes in this prospectus), see Additional Information.
By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
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If applicable, orders by Vanguard Funds of Funds will be treated as received by the Fund at the same time that corresponding orders are received in proper form by the Vanguard Funds of Funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Purchase Rules You Should Know
Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
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Converting Shares
When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.
Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.
A conversion between share classes of the same fund is a nontaxable event.
Trade Date
The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.
Conversions From Investor Shares to Admiral Shares
Self-directed conversions. If your account balance in the Fund is at least $50,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares at any time. You may request a conversion through our website (if you are registered for online access) or by telephone. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for
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information on special eligibility rules that may apply to them regarding Admiral Shares. See Contacting Vanguard. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $50,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
Mandatory Conversions to Investor Shares
If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify you in writing before any mandatory conversion occurs.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
Online. You may request a redemption of shares or request an exchange through our website.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if
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eligible, or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Wealth Management clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
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For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
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If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund in an account with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional
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documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access) or by telephone. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other
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than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transfers to a shareholder’s donor advised fund managed by Vanguard Charitable.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.
• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.
• Redemptions of shares to pay fund or account fees.
• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).
• Transfers and reregistrations of shares within the same fund.
• Purchases of shares by asset transfer or direct rollover.
• Conversions of shares from one share class to another in the same fund.
• Checkwriting redemptions.
• Section 529 college savings plans.
• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
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For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
• Purchases of shares with participant payroll or employer contributions or loan repayments.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Distributions, loans, and in-service withdrawals from a plan.
• Redemptions of shares as part of a plan termination or at the direction of the plan.
• Transactions executed through the Vanguard Managed Account Program.
• Redemptions of shares to pay fund or account fees.
• Share or asset transfers or rollovers.
• Reregistrations of shares.
• Conversions of shares from one share class to another in the same fund.
• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
*The following Vanguard fund accounts are also subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
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For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
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Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
• Authorization to act on the account (as the account owner or by legal documentation or other means).
• Account registration and address.
• Fund name and account number, if applicable.
• Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
• Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
40

Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Invalid Addresses
If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Account Service Fee
Vanguard may charge a $25 account service fee on fund accounts that have a balance below $5,000,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds,
41

regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $25, will be deducted from fund accounts subject to the fee once per calendar year.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or
42

options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Share Classes
Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.
Shareholder Rights
The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Whitehall Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting
43

redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions, for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Shareholder Reports and Financial Statements
Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports. The Fund’s Financial Statements and Other Information is filed with the SEC on Form N-CSR and available on our website.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
44

Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
• Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
45

Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
46

Additional Information
The Trust’s Bylaws designate Delaware courts as the sole and exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, provided that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard Global Minimum Volatility Fund
Investor Shares	12/12/2013	GMinVolInv	1194	921946877
Admiral Shares	12/12/2013	GMinVolAdm	594	921946869
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
CFA® is a registered trademark owned by CFA Institute.
47

Glossary of Investment Terms
Active Management. An investment approach that seeks to exceed the average or risk-adjusted returns of a particular financial market or market segment. In selecting securities to buy and sell, active managers may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Correlation. The relationship between two variables, such as the relationship between the price movements of two different stocks. Investments that are positively correlated have prices that tend to move in the same direction at the same time, while investments that are negatively correlated have prices that tend to move in opposite directions at the same time. Investments with low correlation have prices that tend to move independently of each other.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.
Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
FTSE Global All Cap Index (USD Hedged). An index that tracks approximately 7,000 large-, mid-, and small-capitalization stocks in countries around the world, including both developed and emerging markets.
FTSE Global All Cap Index. A free-float-adjusted, market-capitalization-weighted index designed to measure the market performance of large-, mid-, and small-capitalization stocks of companies located around the world. The Index includes approximately 7,240 stocks of companies located in 50 countries, including both developed and emerging markets.
48

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Quantitative Process. An assessment of specific measurable factors, such as cost of capital; value of assets; and projections of sales, costs, earnings, and profits. The use of a quantitative process provides a systematic approach to investment decisions and portfolios.
Return of Capital. A return of capital occurs when a fund’s distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a fund. In general, a return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
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Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Global Minimum Volatility Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
For an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a participant in an employer-sponsored plan:
Telephone: 800-523-1188; Text telephone for people with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-07443
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 1194 022025

Vanguard International Dividend Appreciation ETF
Prospectus
 February 28, 2025
Exchange-traded fund shares that are not individually redeemable and are listed on Nasdaq
Vanguard International Dividend Appreciation Index Fund ETF Shares (VIGI)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2024.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Share Price and Market Price	29
Additional Information	31
Financial Highlights	32
Glossary of Investment Terms	35

ETF Summary
Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of non-U.S. companies that have a history of increasing dividends.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell ETF Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
Transaction Fee on Conversion to ETF Shares	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.09%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.10%
1
The expense information shown in the table has been restated to reflect current fees.
1

Example
The following example is intended to help you compare the cost of investing in the Fund’s ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128
This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the S&P Global Ex-U.S. Dividend Growers Index (the Index), which focuses on common stocks of high-quality companies located in developed and emerging markets, excluding the United States, that have both the ability and the commitment to grow their dividends over time. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the collection of securities that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.
2

Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.
• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets.
• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.
• Investment style risk, which is the chance that returns from dividend-paying stocks will trail returns from global stock markets. Dividend-paying stocks tend to go through cycles of doing better—or worse—than the global markets in general. These periods have, in the past, lasted for as long as several years.
• Index-related risks. The Fund is subject to risks associated with index investing, which include passive management risk, tracking error risk, and index provider risk. Passive management risk is the chance that the Fund’s use of an indexing strategy will negatively impact the Fund’s performance. Because the Fund seeks to track the performance of its target index regardless of how that index is performing, the Fund’s performance may be lower than it would be if the
3

Fund were actively managed. Tracking error risk is the chance that the Fund’s performance will deviate from the performance of its target index. Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. Index provider risk is the chance that the Fund will be negatively impacted by changes or errors made by the index provider. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Index replicating risk, which is the chance that the Fund may be prevented from holding one or more securities in the same proportion as in its target index.
• Asset concentration risk, which is the chance that, because the Fund’s target index (and therefore the Fund) tends to be heavily weighted in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.
Because ETF Shares are traded on an exchange, they are subject to additional risks:
• The Fund’s ETF Shares are listed for trading on Nasdaq and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
• Although the Fund’s ETF Shares are listed for trading on Nasdaq, it is possible that an active trading market may not be maintained.
• Trading of the Fund’s ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from Nasdaq without first being listed on another exchange or (2) Nasdaq officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
4

Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund’s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The inception date for the S&P Global Ex-U.S. Dividend Growers Index was June 1, 2021. Index returns are not provided prior to that date. The Spliced S&P Global Ex-U.S. Dividend Growers Index reflects the performance of the NASDAQ International Dividend Achievers Select Index through September 19, 2021, and the S&P Global Ex-U.S. Dividend Growers Index thereafter. S&P Global Ex-U.S. Dividend Growers Index returns are adjusted for withholding taxes. The Fund is using a comparative benchmark that is different from the one used for the immediately preceding fiscal year to reflect new regulatory requirements. The S&P Global Ex-U.S. Broad Market Index (BMI) (USD) is considered broadly representative of the overall securities market applicable to the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard International Dividend Appreciation Index Fund ETF Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	15.98%	June 30, 2020
Lowest	-18.83%	March 31, 2020
5

Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Vanguard International Dividend Appreciation Index Fund ETF Shares				02/25/2016
Based on NAV
Return Before Taxes	2.62%	5.14%	7.98%
Return After Taxes on Distributions	2.27	4.44	7.39
Return After Taxes on Distributions and Sale of Fund Shares	2.00	3.98	6.40
Based on Market Price
Return Before Taxes	2.73	5.11	8.01
Spliced S&P Global Ex-U.S. Dividend Growers Index (reflects no deduction for fees or expenses)	2.87%	5.30%	8.24%
S&P Global Ex-U.S. Dividend Growers Index (reflects no deduction for fees or expenses)	2.87	—	—
S&P Global Ex-U.S. BMI (USD) (reflects no deduction for fees or expenses)	2.98	1.69	4.61
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
6

Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Scott E. Geiger, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2021.
Michael Perre, Principal of Vanguard. He has co-managed the Fund since its inception in 2016.
Purchase and Sale of Fund Shares
ETF Shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), typically in exchange for baskets of securities.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
7

Investing in Vanguard ETF® Shares
What Are Vanguard ETF Shares?
Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard funds. ETF Shares represent an interest in the portfolio of stocks or bonds held by the issuing fund. This prospectus describes Vanguard International Dividend Appreciation ETF, a class of shares issued by Vanguard International Dividend Appreciation Index Fund. In addition to ETF Shares, the Fund offers one conventional (i.e., not exchange-traded) class of shares. This prospectus, however, relates only to ETF Shares.
How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?
Conventional mutual fund shares can be directly purchased from and redeemed with the issuing fund for cash at the net asset value (NAV), typically calculated once a day. ETF Shares, by contrast, cannot be purchased directly from or redeemed directly with the issuing fund by an individual investor. Rather, ETF Shares can only be purchased or redeemed directly from the issuing fund by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), usually in exchange for baskets of securities and not for cash (although some funds issue and redeem Creation Units in exchange for cash or a combination of cash and securities).
An organized secondary trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Individual investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that are subject to change throughout the day based on the supply of and demand for ETF Shares, changes in the prices of the fund’s portfolio holdings, and other factors.
The market price of a fund’s ETF Shares typically will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of market disruption or extreme market volatility, the difference may become significant.
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How Do I Buy and Sell Vanguard ETF Shares?
ETF Shares of the Fund are listed for trading on Nasdaq. You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security—through a broker. Your broker may charge a commission to execute a transaction. You will also incur the cost of the “bid-ask spread,” which is the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market. Because secondary-market transactions occur at market prices, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares and receive more or less than NAV when you sell those shares. In times of severe market disruption, the bid-ask spread and premiums/discounts can increase significantly. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.
Your ownership of ETF Shares will be shown on the records of the broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for ensuring that you receive income and capital gains distributions, as well as shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.
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More on the Fund and ETF Shares
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any fund, you should take into account your personal tolerance for fluctuations in the securities markets. Throughout the prospectus, this     symbol is used to mark detailed information about some of the risks that you would confront as a Fund shareholder. To highlight terms and concepts important to fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Share Class Overview
This prospectus offers the Fund’s ETF Shares, an exchange-traded class of shares. A separate prospectus offers the Fund’s Admiral™ Shares, which generally have an investment minimum of $3,000.
Both share classes offered by the Fund have the same investment objective, strategies, and policies. However, because different share classes can have different expenses, their investment returns may differ.
A Note to Investors
Vanguard ETF Shares can be purchased directly from the issuing Fund only by certain authorized broker-dealers in exchange for a basket of securities (or, in some cases, for cash or a combination of cash and securities). Individual investors generally will not be able to purchase ETF Shares directly from the Fund. Instead, these investors will purchase ETF Shares on the secondary market through a broker.
Plain Talk About Fund Expenses
All funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard International Dividend Appreciation Index
Fund ETF Shares’ expense ratio would be 0.10%, or $1.00 per $1,000 of average net assets. The average expense ratio for international large-cap core funds in 2023 was 0.93%, or $9.30 per $1,000 of average net assets
(derived from data provided by Lipper, a Thomson Reuters Company, which reports on the fund industry).

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Plain Talk About Costs of Investing
Costs are an important consideration in choosing an ETF. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities, including costs generated by shareholders of other share classes offered by the fund. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days’ notice to shareholders.
Market Exposure
The Fund invests mainly in stocks of companies located in developed and emerging markets outside of the United States that have a record of increasing dividends over time. Stocks purchased by the Fund are expected to have increasing dividends over time and also to have the potential for long-term capital appreciation. The Fund may purchase stocks that have relatively low dividend yields if the company issuing the stock has increased dividends in recent years.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
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The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

The Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets. Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies.
Plain Talk About International Investing
U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar auditing, legal, tax, regulatory, financial reporting, accounting, and recordkeeping standards and practices as U.S. companies and the U.S.
government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to different levels of government supervision and regulation than their counterparts in the
United States. Further, the imposition of economic or other sanctions on the
United States by a foreign country, or on a foreign country or issuer by the
United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

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Geopolitical & Sanctions risk. Investing can be affected by geopolitical events such as wars, terrorism or other national security concerns, or global health crises. Due to growing dependencies between global economies, these geopolitical events can negatively affect global securities, markets, and economies. It is possible that events which only impact one country/region could have negative short- or long-term effects on markets, issuers, and/or foreign exchanges, in both the U.S. and other countries.
At times, the U.S. government, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities. Vanguard’s compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to a Fund’s portfolio holdings and its returns could be negatively impacted. In lieu of sanctions, a company, or specific goods that a company produces, could be subjected to trade embargoes or tariffs which do not prohibit investing in the company but could impact the value of the company.

The Fund is subject to investment style risk, which is the chance that returns from dividend-paying stocks will trail returns from global stock markets. Dividend-paying stocks tend to go through cycles of doing better—or worse— than the global markets in general. These periods have, in the past, lasted for as long as several years.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund’s investments and Fund performance.
Security Selection
The Fund attempts to track the performance of a benchmark index that measures the investment return of non-U.S. companies that have a record of increasing dividends over time. The companies in which the Fund invests will be within the capitalization range of the companies included in the S&P Global Ex-U.S. Dividend Growers Index ($120 million to $491 billion as of October 31, 2024). In the future, the Index’s market capitalization range may be higher or lower, and the Fund’s investments may track another index. Such changes may occur at any time and without notice to Fund shareholders. As of October 31, 2024, the Index included 329 constituents.

The Fund uses the replication method of indexing, meaning that the Fund generally holds the same stocks as those in its target index, and in approximately the same proportions.

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The Fund’s index is rebalanced on an annual basis as a modified market-capitalization-weighted index. New securities are added to and removed from the index during the annual reconstitution in March. Additionally, at its discretion on a monthly basis, the index provider reviews the index constituents and may remove any securities that no longer qualify as of the first business day of the following month.
Index investing and risks. The Fund is an index fund. Index funds attempt to track—not outperform—the performance of a specified market index (target index). An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. Some indexes represent entire markets, such as the U.S. stock market, while others cover a segment of a market, such as short-term bonds. As an index fund, the Fund seeks to track the performance of its target index regardless of how the target index is performing. The advisor’s use of an indexing, or passive, approach to select and maintain investments for the Fund means that the advisor will select securities based on their inclusion in the target index and will not use strategies to reduce negative impacts to the Fund during periods of market volatility. As a result, the Fund performance may be lower than it would be if the Fund were actively managed.
One cannot invest directly in an index. Instead, an index fund’s advisor will typically seek to hold all, or substantially all, of the securities that make up the fund’s target index (often referred to as “replicating” an index or a “full replication” approach) or a representative sample of the securities that make up a fund’s target index (often referred to as “sampling” an index).

Each Fund is subject to index replicating risk, which is the chance that the Fund may be prevented from holding one or more securities in the same proportion as in its target index.
As an index fund, the Fund is subject to tracking error. It is important to understand that an index fund will never perform exactly the same as its target index because, among other things, an index fund will have operating expenses and transaction costs and its target index will not. Beyond these inherent differences between the operation of an index fund and the operation of its target index, there are a variety of other factors that can cause or result in tracking error. These may include, but are not limited to:
• Price differences between the securities held by an index fund and those included in its target index
• Cash flows into or out of an index fund
• The size of an index fund
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• Compliance with new or existing regulatory requirements
• Portfolio transactions carried out by an index fund’s advisor to minimize the distribution of capital gains
• Changes to the underlying securities that make up an index fund’s target index
• Errors made by the index provider
Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. An index fund that samples its target index may be more likely to experience tracking error than an index fund that replicates its target index.
The Fund is subject to risks associated with the provider of its target index. The index provider determines which securities to include in the target index and how the securities are weighted. The index provider does not provide any warranty or accept any liability with respect to the quality, accuracy, or completeness of the target index or any data used to compile the target index. Under normal circumstances, the index provider will rebalance (update) the target index on a regular schedule. The index provider may rebalance the target index outside of the regular schedule or delay or cancel a scheduled rebalance, which could result in added costs for the Fund or cause the Fund to experience tracking error. The index provider may make errors, and it is possible that such errors may not be identified by the index provider for a period of time or at all. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund shareholders. Vanguard does not provide any warranty or guarantee against errors made by the index provider.
Ownership Limitations
As the assets managed by Vanguard and its external advisors continue to grow, the securities held by Vanguard funds increasingly are impacted by ownership limitations. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, Vanguard is also subject to the risk of multiple ownership limitations applying at one time,
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which could increase the likelihood of a fund experiencing the negative impacts listed above. Vanguard attempts to mitigate the impacts of ownership limitations on Vanguard funds through the various methods discussed below in Methods to address ownership limitations. However, it is possible that these methods will be unsuccessful.
Impacts of ownership limitations. When an ownership limitation applies, Vanguard may need to tell the Vanguard funds how much of impacted securities each fund can buy and hold. When this occurs, a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund’s advisor not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps Vanguard and the Vanguard funds take to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets Vanguard and its third-party advisors manage, the more likely it is that ownership limitations could affect Vanguard funds negatively.
Methods to address ownership limitations. Vanguard and the Vanguard funds try to manage the negative impacts that ownership limitations could have on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief, and there is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to obtain additional relief from ownership limitations in the future. In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
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When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. The risks of derivatives use are discussed elsewhere in the prospectus.

The Fund is subject to asset concentration risk, which is the chance that, because the Fund’s target index (and therefore the Fund) tends to be heavily weighted in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.
Depositary receipts. The Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in the component securities. However, the Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts (also sold as participatory notes) of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets in one country but represent shares of issuers domiciled in another country. Generally, the Fund will hold depositary receipts only when the advisor believes that the Fund would benefit from holding the depositary receipt, rather than the underlying component security. For example, the Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or if government regulators place restrictions on the free flow of capital or currency. The Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund’s portfolio.
Other Investment Policies and Risks
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the provider of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.
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To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives, including equity futures. The Fund may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative, in order to maintain the same currency exposure as its index. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements. The Fund may use these contracts to manage currency exposure and to settle trades in a foreign currency.
Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements and foreign currency exchange forward contracts—tend to be more specialized or complex and may be more difficult to accurately value.

Cash Management
The Fund’s daily cash balance may be invested in Vanguard Market Liquidity Fund, a government money market fund, and/or Vanguard Municipal Low Duration Fund, a short-term municipal bond fund (each, a CMT Fund). When
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investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Redemption Requests
Methods used to meet redemption requests. Redemptions of ETF Shares are typically met through a combination of cash and securities held by the Fund; see “How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?” If cash is used to meet redemptions, the Fund typically obtains such cash through positive cash flows or the sale of Fund holdings consistent with the Fund’s investment objective and strategy. Please consult the Fund’s Statement of Additional Information for further information on redemptions of ETF Shares.
Under certain circumstances, including under stressed market conditions, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund.
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Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately. A Fund may also invest beyond its normal limits in derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
Special Risks of Exchange-Traded Shares

ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only by certain authorized broker-dealers and only in large blocks known as Creation Units. Consequently, if you want to liquidate some or all of your ETF Shares, you must sell them on the secondary market at prevailing market prices.

The market price of ETF Shares may differ from NAV. Although it is expected that the market price of an ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares. These discounts and premiums are likely to be greatest during times of market disruption or extreme market volatility.
Vanguard’s website at vanguard.com shows the previous day’s closing NAV and closing market price for the Fund’s ETF Shares. The website also discloses, in the Premium/Discount Analysis section of the ETF Shares’ Price & Performance page, how frequently the Fund’s ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

An active trading market may not exist. Although Vanguard ETF Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained. Although this could happen at any time, it is more likely to occur during times of severe market disruption. If you attempt to sell your ETF Shares when an active trading market is not functioning, you may have to sell at a significant discount to NAV. In extreme cases, you may not be able to sell your shares at all.
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Trading may be halted. Trading of Vanguard ETF Shares on an exchange may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of ETF Shares may also be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

By investing in the ETF Shares of a fund that also offers conventional mutual fund shares, you could be subject to costs and/or tax impacts that you would not be subject to if you invested in exchange-traded shares offered by a fund without a conventional mutual fund share class. These costs include brokerage and other transaction costs associated with the Fund buying and selling portfolio securities in response to conventional mutual fund share class inflows and outflows, cash drag as a result of the Fund holding the cash necessary to satisfy conventional mutual fund share class transactions, and taxable capital gains distributions if the Fund has to sell portfolio holdings at a gain in order to satisfy mutual fund share class redemptions.
Conversion Privilege
Owners of conventional shares issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.
You must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® or with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, please contact your broker.
Vanguard Brokerage Services does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege.
Converting conventional shares to ETF Shares is generally accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker’s
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omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard’s records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes.
Your Fund’s transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.
Because the DTC is unable to handle fractional shares, only whole shares can be converted. For example, if you owned 300.25 conventional shares, and this was equivalent in value to 90.75 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares with a value equal to 0.75 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker’s omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.75 ETF Shares or (2) redeem the 2.481 conventional shares for cash at NAV and deliver that cash to your account. If your broker chose to redeem your conventional shares, you would realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.
If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services, all conventional shares for which you request conversion will be converted to ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will not be taxable.
Here are some important points to keep in mind when converting conventional shares of a Vanguard fund to ETF Shares:
• The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.
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• Until the conversion process is complete, you will remain fully invested in a fund’s conventional shares, and your investment will increase or decrease in value in tandem with the NAV of those shares.
• The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.
A precautionary note to investment companies: The Fund’s ETF Shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Shareholder Rights
The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Whitehall Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Frequent Trading and Market-Timing
Unlike frequent trading of a Vanguard fund’s conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund, they do not harm the fund or its shareholders. Certain broker-dealers are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades typically are effected in kind (i.e., for securities and not for cash), or are assessed a transaction fee when effected in cash, they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent
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trading. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (i.e., not exchange-traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
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Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of October 31, 2024, Vanguard served as advisor for approximately $8.4 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.
For the fiscal year ended October 31, 2024, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.
Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the semiannual report to shareholders covering the fiscal period ended April 30, 2024.
The managers primarily responsible for the day-to-day management of the Fund are:
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Scott E. Geiger, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2006, has worked in investment management since 2008, has managed investment portfolios since 2013, and has co-managed the Fund since 2021. Education: B.S., Millersville University.
Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990, has managed investment portfolios since 1999, and has co-managed the Fund since its inception in 2016. Education: B.A., Saint Joseph’s University; M.B.A., Villanova University.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

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Reinvestment of Distributions
In order to reinvest dividend and capital gains distributions, investors in the Fund’s ETF Shares must hold their shares at a broker that offers a reinvestment service. This can be the broker’s own service or a service made available by a third party, such as the broker’s outside clearing firm or the DTC. If a reinvestment service is available, distributions of income and capital gains can automatically be reinvested in additional whole and fractional ETF Shares of the Fund. If a reinvestment service is not available, investors will receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.
As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur two business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of the Fund’s shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund’s income, gains, and losses.
Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional ETF Shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are taxable as if received in December.
• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your ETF Shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax deduction on “qualified REIT dividends,” if any, distributed by the Fund.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned ETF Shares.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
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• Capital gains distributions may occur if Vanguard makes changes that would impact the Fund directly or indirectly, including if Vanguard makes changes to the Fund’s portfolio or to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling your ETF Shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale of ETF Shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may be subject to state and local income taxes.
The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income, for U.S. federal income tax purposes, your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
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Share Price and Market Price
Share price, also known as NAV, is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks (an option available only to certain authorized broker-dealers) or if you convert your conventional fund shares to ETF Shares.
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening
29

events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
The Fund has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Fund will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Fund after such acceptance.

Vanguard’s website will show the previous day’s closing NAV and closing market price for the Fund’s ETF Shares.
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Additional Information
The Trust’s Bylaws designate Delaware courts as the sole and exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, provided that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Vanguard Fund	Inception Date	Vanguard Fund Number	CUSIP Number
Vanguard International Dividend Appreciation Index Fund
ETF Shares	2/25/2016	4415	921946810
Certain affiliates of the Fund and the advisor may purchase and resell ETF Shares pursuant to the prospectus.
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard International Dividend Appreciation Index Fund ETF Shares

For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$69.58	$64.12	$89.86	$69.97	$68.72
Investment Operations
Net Investment Income[1]	1.511	1.476	1.401	1.094	.958
Net Realized and Unrealized Gain (Loss) on Investments[2]	14.065	5.579	(20.753)	19.776	1.551
Total from Investment Operations	15.576	7.055	(19.352)	20.870	2.509
Distributions
Dividends from Net Investment Income	(1.656)	(1.595)	(1.206)	(.980)	(1.259)
Distributions from Realized Capital Gains	—	—	(5.182)	—	—
Total Distributions	(1.656)	(1.595)	(6.388)	(.980)	(1.259)
Net Asset Value, End of Period	$83.50	$69.58	$64.12	$89.86	$69.97
Total Return	22.48%	10.94%	-22.90%	29.93%	3.73%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,218	$5,065	$3,508	$4,150	$2,456
Ratio of Total Expenses to Average Net Assets	0.15%[3]	0.15%[3]	0.15%[3]	0.15%	0.20%
Ratio of Net Investment Income to Average Net Assets	1.86%	2.02%	1.87%	1.28%	1.40%
Portfolio Turnover Rate[4]	18%	14%	22%	65%	17%

1	Calculated based on average shares outstanding.
2	Includes increases from purchase and redemption fees of $.00, $.00, $.00, $.00, and $.01.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.15%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
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CFA® is a registered trademark owned by CFA Institute.
The S&P Global Ex-U.S. Dividend Growers Index and S&P Global Ex-U.S. BMI are products of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and have been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard International Dividend Appreciation Index ETF is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of Vanguard International Dividend Appreciation Index ETF or any member of the public regarding the advisability of investing in securities generally or in Vanguard International Dividend Appreciation Index ETF particularly or the ability of the S&P Global Ex-U.S. Dividend Growers Index and S&P Global Ex-U.S. BMI to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P Global Ex-U.S. Dividend Growers Index and S&P Global Ex-U.S. BMI is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P Global Ex-U.S. Dividend Growers Index and S&P Global Ex-U.S. BMI are determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard International Dividend Appreciation Index ETF. S&P Dow Jones Indices has no obligation to take the needs of Vanguard or the owners of Vanguard International Dividend Appreciation Index ETF into consideration in determining, composing or calculating the S&P Global Ex-U.S. Dividend Growers Index and S&P Global Ex-U.S. BMI. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Vanguard International Dividend Appreciation Index ETF or the timing of the issuance or sale of Vanguard International Dividend Appreciation Index ETF or in the determination or calculation of the equation by which Vanguard International Dividend Appreciation Index ETF is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard International Dividend Appreciation Index ETF. There is no assurance that investment products based on the S&P Global Ex-U.S. Dividend Growers Index and S&P Global Ex-U.S. BMI will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P GLOBAL EX-U.S. DIVIDEND GROWERS INDEX AND S&P GLOBAL EX-U.S. BMI OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD INTERNATIONAL DIVIDEND APPRECIATION INDEX ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P GLOBAL EX-U.S. DIVIDEND GROWERS INDEX AND S&P GLOBAL EX-U.S. BMI OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS,
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TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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Glossary of Investment Terms
Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the issuing fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund’s Distributor.
Bid-Ask Spread. The difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market.
Capital Gains Distributions. Payments to fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Common Stock. A security representing ownership rights in a corporation.
Creation Unit. A large block of a specified number of ETF Shares. Certain broker-dealers known as “Authorized Participants” may purchase and redeem ETF Shares from the issuing fund in Creation Unit size blocks.
Dividend Distributions. Payments to fund shareholders of income from interest or dividends generated by a fund’s investments.
Ex-Dividend Date. The date when a distribution of dividends and/or capital gains is deducted from the share price of a mutual fund, ETF, or stock. On the ex-dividend date, the share price drops by the amount of the distribution per share (plus or minus any market activity).
Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit
35

facility. The amount and terms of the committed credit facility are subject to approval by the Fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Return of Capital. A return of capital occurs when a fund’s distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a fund. In general, a return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
S&P Global Ex-U.S. Broad Market Index (BMI). An index comprised of the S&P Developed BMI and S&P Emerging BMI, and is a comprehensive, rules-based index measuring stock market performance globally, excluding the U.S.
Total Return. A percentage change, over a specified time period, in a fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard International Dividend Appreciation ETF, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund’s ETF Shares and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about Vanguard ETF Shares, please visit https://vgi.vg/fund-literature or contact us as follows:
Telephone: 866-499-8473; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-07443
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 4415 022025

Vanguard International Dividend Appreciation Index Fund
Prospectus
 February 28, 2025
Admiral™ Shares
Vanguard International Dividend Appreciation Index Fund Admiral Shares (VIAAX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2024.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of non-U.S. companies that have a history of increasing dividends.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Admiral Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	0.25%
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	0.25%
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.15%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.16%
1

Examples
The following examples are intended to help you compare the cost of investing in the Fund’s Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. The first example assumes that the shares provide a return of 5% each year, that total annual fund operating expenses remain as stated in the preceding table, and that you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$67	$105	$147	$269
You would pay the following expenses if you did not redeem your investment (the difference being that the Fund’s 0.25% redemption fee would not apply to any of the following periods, as it would to those in the preceding example):
1 Year	3 Years	5 Years	10 Years
$41	$76	$115	$229
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the S&P Global Ex-U.S. Dividend Growers Index (the Index), which focuses on common stocks of high-quality companies located in developed and emerging markets, excluding the United States, that have both the ability and the commitment to grow their dividends over time. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the collection of securities that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of
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falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.
• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets.
• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.
• Investment style risk, which is the chance that returns from dividend-paying stocks will trail returns from global stock markets. Dividend-paying stocks tend to go through cycles of doing better—or worse—than the global markets in general. These periods have, in the past, lasted for as long as several years.
• Index-related risks. The Fund is subject to risks associated with index investing, which include passive management risk, tracking error risk, and index provider risk. Passive management risk is the chance that the Fund’s use of an indexing strategy will negatively impact the Fund’s performance. Because the Fund seeks to track the performance of its target index regardless of how that index is performing, the Fund’s performance may be lower than it would be if the Fund were actively managed. Tracking error risk is the chance that the Fund’s performance will deviate from the performance of its target index. Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. Index provider risk is the chance that the Fund will be negatively impacted by changes or errors made by the index provider. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Index replicating risk, which is the chance that the Fund may be prevented from holding one or more securities in the same proportion as in its target index.
• Asset concentration risk, which is the chance that, because the Fund’s target index (and therefore the Fund) tends to be heavily weighted in its ten largest
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holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Admiral Shares (including annual fund operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. If applicable shareholder fees were reflected, returns would be less than those shown in the bar chart. The table shows how the average annual total returns of the Admiral Shares (including annual fund operating expenses and any applicable shareholder fees) compare with those of the Fund’s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The inception date for the S&P Global Ex-U.S. Dividend Growers Index was June 1, 2021. Index returns are not provided prior to that date. The Spliced S&P Global Ex-U.S. Dividend Growers Index reflects the performance of the NASDAQ International Dividend Achievers Select Index through September 19, 2021, and the S&P Global Ex-U.S. Dividend Growers Index thereafter. S&P Global Ex-U.S. Dividend Growers Index returns are adjusted for withholding taxes. The Fund is using a comparative benchmark that is different from the one used for the immediately preceding fiscal year to reflect new regulatory requirements. The S&P Global Ex-U.S. Broad Market Index (BMI) (USD) is considered broadly representative of the overall securities market applicable to the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard International Dividend Appreciation Index Fund Admiral Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	16.00%	June 30, 2020
Lowest	-18.84%	March 31, 2020
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Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Vanguard International Dividend Appreciation Index Fund Admiral Shares				03/02/2016
Return Before Taxes	2.10%	5.04%	7.59%
Return After Taxes on Distributions	1.75	4.35	7.01
Return After Taxes on Distributions and Sale of Fund Shares	1.68	3.91	6.08
Spliced S&P Global Ex-U.S. Dividend Growers Index (reflects no deduction for fees or expenses)	2.87%	5.30%	7.89%
S&P Global Ex-U.S. Dividend Growers Index (reflects no deduction for fees or expenses)	2.87	—	—
S&P Global Ex-U.S. BMI (USD) (reflects no deduction for fees or expenses)	2.98	1.69	4.27
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Scott E. Geiger, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2021.
Michael Perre, Principal of Vanguard. He has co-managed the Fund since its inception in 2016.
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Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Admiral Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Throughout the prospectus, this     symbol is used to mark detailed information about some of the risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Share Class Overview
This prospectus offers the Fund’s Admiral Shares. The Fund also issues ETF Shares (an exchange-traded class of shares), which are offered through a separate prospectus.

Both share classes offered by the Fund have the same investment objective, strategies, and policies. However, because different share classes can have different expenses; as a result, their investment returns may differ.
Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard International Dividend
Appreciation Index Fund Admiral Shares’ expense ratio would be 0.16%, or
$1.60 per $1,000 of average net assets. The average expense ratio for international large-cap core funds in 2023 was 0.93%, or $9.30 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson
Reuters Company, which reports on the mutual fund industry).

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Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities, including costs generated by shareholders of other share classes offered by the fund. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.
Market Exposure
The Fund invests mainly in stocks of companies located in developed and emerging markets outside of the United States that have a record of increasing dividends over time. Stocks purchased by the Fund are expected to have increasing dividends over time and also to have the potential for long-term capital appreciation. The Fund may purchase stocks that have relatively low dividend yields if the company issuing the stock has increased dividends in recent years.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
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The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

The Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets. Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies.
Plain Talk About International Investing
U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar auditing, legal, tax, regulatory, financial reporting, accounting, and recordkeeping standards and practices as U.S. companies and the U.S.
government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to different levels of government supervision and regulation than their counterparts in the
United States. Further, the imposition of economic or other sanctions on the
United States by a foreign country, or on a foreign country or issuer by the
United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

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Geopolitical & Sanctions risk. Investing can be affected by geopolitical events such as wars, terrorism or other national security concerns, or global health crises. Due to growing dependencies between global economies, these geopolitical events can negatively affect global securities, markets, and economies. It is possible that events which only impact one country/region could have negative short- or long-term effects on markets, issuers, and/or foreign exchanges, in both the U.S. and other countries.
At times, the U.S. government, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities. Vanguard’s compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to a Fund’s portfolio holdings and its returns could be negatively impacted. In lieu of sanctions, a company, or specific goods that a company produces, could be subjected to trade embargoes or tariffs which do not prohibit investing in the company but could impact the value of the company.

The Fund is subject to investment style risk, which is the chance that returns from dividend-paying stocks will trail returns from global stock markets. Dividend-paying stocks tend to go through cycles of doing better—or worse—than the global markets in general. These periods have, in the past, lasted for as long as several years.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund’s investments and Fund performance.
Security Selection
The Fund attempts to track the performance of a benchmark index that measures the investment return of non-U.S. companies that have a record of increasing dividends over time. The companies in which the Fund invests will be within the capitalization range of the companies included in the S&P Global Ex-U.S. Dividend Growers Index ($120 million to $491 billion as of October 31, 2024). In the future, the Index’s market capitalization range may be higher or lower, and the Fund’s investments may track another index. Such changes may occur at any time and without notice to Fund shareholders. As of October 31, 2024, the Index included 329 constituents.

The Fund uses the replication method of indexing, meaning that the Fund generally holds the same stocks as those in its target index, and in approximately the same proportions.

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The Fund’s index is rebalanced on an annual basis as a modified market-capitalization-weighted index. New securities are added to and removed from the index during the annual reconstitution in March. Additionally, at its discretion on a monthly basis, the index provider reviews the index constituents and may remove any securities that no longer qualify as of the first business day of the following month.
Index investing and risks. The Fund is an index fund. Index funds attempt to track—not outperform—the performance of a specified market index (target index). An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. Some indexes represent entire markets, such as the U.S. stock market, while others cover a segment of a market, such as short-term bonds. As an index fund, the Fund seeks to track the performance of its target index regardless of how the target index is performing. The advisor’s use of an indexing, or passive, approach to select and maintain investments for the Fund means that the advisor will select securities based on their inclusion in the target index and will not use strategies to reduce negative impacts to the Fund during periods of market volatility. As a result, the Fund performance may be lower than it would be if the Fund were actively managed.
One cannot invest directly in an index. Instead, an index fund’s advisor will typically seek to hold all, or substantially all, of the securities that make up the fund’s target index (often referred to as “replicating” an index or a “full replication” approach) or a representative sample of the securities that make up a fund’s target index (often referred to as “sampling” an index).

Each Fund is subject to index replicating risk, which is the chance that the Fund may be prevented from holding one or more securities in the same proportion as in its target index.
As an index fund, the Fund is subject to tracking error. It is important to understand that an index fund will never perform exactly the same as its target index because, among other things, an index fund will have operating expenses and transaction costs and its target index will not. Beyond these inherent differences between the operation of an index fund and the operation of its target index, there are a variety of other factors that can cause or result in tracking error. These may include, but are not limited to:
• Price differences between the securities held by an index fund and those included in its target index
• Cash flows into or out of an index fund
• The size of an index fund
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• Compliance with new or existing regulatory requirements
• Portfolio transactions carried out by an index fund’s advisor to minimize the distribution of capital gains
• Changes to the underlying securities that make up an index fund’s target index
• Errors made by the index provider
Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. An index fund that samples its target index may be more likely to experience tracking error than an index fund that replicates its target index.
The Fund is subject to risks associated with the provider of its target index. The index provider determines which securities to include in the target index and how the securities are weighted. The index provider does not provide any warranty or accept any liability with respect to the quality, accuracy, or completeness of the target index or any data used to compile the target index. Under normal circumstances, the index provider will rebalance (update) the target index on a regular schedule. The index provider may rebalance the target index outside of the regular schedule or delay or cancel a scheduled rebalance, which could result in added costs for the Fund or cause the Fund to experience tracking error. The index provider may make errors, and it is possible that such errors may not be identified by the index provider for a period of time or at all. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund shareholders. Vanguard does not provide any warranty or guarantee against errors made by the index provider.
Ownership Limitations
As the assets managed by Vanguard and its external advisors continue to grow, the securities held by Vanguard funds increasingly are impacted by ownership limitations. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, Vanguard is also subject to the risk of multiple ownership limitations applying at one time,
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which could increase the likelihood of a fund experiencing the negative impacts listed above. Vanguard attempts to mitigate the impacts of ownership limitations on Vanguard funds through the various methods discussed below in Methods to address ownership limitations. However, it is possible that these methods will be unsuccessful.
Impacts of ownership limitations. When an ownership limitation applies, Vanguard may need to tell the Vanguard funds how much of impacted securities each fund can buy and hold. When this occurs, a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund’s advisor not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps Vanguard and the Vanguard funds take to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets Vanguard and its third-party advisors manage, the more likely it is that ownership limitations could affect Vanguard funds negatively.
Methods to address ownership limitations. Vanguard and the Vanguard funds try to manage the negative impacts that ownership limitations could have on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief, and there is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to obtain additional relief from ownership limitations in the future. In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
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When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. The risks of derivatives use are discussed elsewhere in the prospectus.

The Fund is subject to asset concentration risk, which is the chance that, because the Fund’s target index (and therefore the Fund) tends to be heavily weighted in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.
Depositary receipts. The Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in the component securities. However, the Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts (also sold as participatory notes) of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets in one country but represent shares of issuers domiciled in another country. Generally, the Fund will hold depositary receipts only when the advisor believes that the Fund would benefit from holding the depositary receipt, rather than the underlying component security. For example, the Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or if government regulators place restrictions on the free flow of capital or currency. The Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund’s portfolio.
Other Investment Policies and Risks
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the provider of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.
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To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives, including equity futures. The Fund may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative, in order to maintain the same currency exposure as its index. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements. The Fund may use these contracts to manage currency exposure and to settle trades in a foreign currency.
Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements and foreign currency exchange forward contracts—tend to be more specialized or complex and may be more difficult to accurately value.

Cash Management
The Fund’s daily cash balance may be invested in Vanguard Market Liquidity Fund, a government money market fund, and/or Vanguard Municipal Low Duration Fund, a short-term municipal bond fund (each, a CMT Fund). When
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investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Redemption Requests
Methods used to meet redemption requests. Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.
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A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately A Fund may also invest beyond its normal limits in derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
Purchase and Redemption Fees
The Fund charges a 0.25% fee on all purchases of its shares, including shares that you purchase by exchange from another Vanguard fund. In addition, the Fund charges a 0.25% fee on redemptions of its shares. The fee applies if you redeem shares by selling or by exchanging to another Vanguard fund or if Vanguard liquidates your Fund account because the balance falls below the account minimum for any reason, including market fluctuation.

Unlike a sales charge or a load paid to a broker or a fund management company, purchase and redemption fees are paid directly to the Fund to offset the costs of buying and selling securities.

See Investing With Vanguard for more information about fees.
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Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.
• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
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See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (i.e., not exchange-traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
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Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of October 31, 2024, Vanguard served as advisor for approximately $8.4 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.
For the fiscal year ended October 31, 2024, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.
Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
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For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the semiannual report to shareholders covering the fiscal period ended April 30, 2024.
The managers primarily responsible for the day-to-day management of the Fund are:
Scott E. Geiger, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2006, has worked in investment management since 2008, has managed investment portfolios since 2013, and has co-managed the Fund since 2021. Education: B.S., Millersville University.
Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990, has managed investment portfolios since 1999, and has co-managed the Fund since its inception in 2016. Education: B.A., Saint Joseph’s University; M.B.A., Villanova University.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
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Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are taxable as if received in December.
• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax deduction on “qualified REIT dividends,” if any, distributed by the Fund.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard makes changes that would impact the Fund directly or indirectly, including if Vanguard makes changes to the Fund’s portfolio or to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
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• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income, for U.S. federal income tax purposes, your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
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Plain Talk About Buying a Dividend
Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19
(not counting market change). You still have only $5,000 (250 shares x $19 =
$4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Special notice to non-U.S. investors. The Fund offered for sale in this prospectus is primarily intended to be made available to U.S. residents and may not be appropriate for investors taxable outside of the United States. Non-U.S. investors should visit the non-U.S. investors page on our website at global.vanguard.com for information about Vanguard’s non-U.S. products.
Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements under the Internal Revenue Code, as well as any non-U.S. taxes imposed by the investor’s relevant tax jurisdiction, may apply to an investment in the Fund. Non-U.S. investors should consult their own tax advisors with respect to any particular U.S. or non-U.S. tax consequences of their investment in the Fund.
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Share Price
Share price, also known as NAV, is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
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Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
The Fund has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Fund will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Fund after such acceptance.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard International Dividend Appreciation Index Fund Admiral Shares

For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$33.88	$31.23	$43.72	$34.03	$33.42
Investment Operations
Net Investment Income[1]	.730	.714	.675	.518	.453
Net Realized and Unrealized Gain (Loss) on Investments[2]	6.842	2.709	(10.061)	9.645	.765
Total from Investment Operations	7.572	3.423	(9.386)	10.163	1.218
Distributions
Dividends from Net Investment Income	(.802)	(.773)	(.583)	(.473)	(.608)
Distributions from Realized Capital Gains	—	—	(2.521)	—	—
Total Distributions	(.802)	(.773)	(3.104)	(.473)	(.608)
Net Asset Value, End of Period	$40.65	$33.88	$31.23	$43.72	$34.03
Total Return[3]	22.45%	10.88%	-22.85%	29.96%	3.72%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$375	$294	$250	$323	$220
Ratio of Total Expenses to Average Net Assets	0.16%[4]	0.16%[4]	0.16%[4]	0.16%	0.20%
Ratio of Net Investment Income to Average Net Assets	1.85%	2.01%	1.85%	1.25%	1.36%
Portfolio Turnover Rate[5]	18%	14%	22%	65%	17%

1	Calculated based on average shares outstanding.
2	Includes increases from purchase and redemption fees of $.00, $.00, $.00, $.00, and $.00.
3
Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.16%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
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Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the policies in this section without notice. Please call or check online for current information. See Contacting Vanguard.
In certain circumstances, Vanguard fund shares can be held directly with Vanguard. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums for Admiral Shares
To open and maintain an account. $3,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
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To add to an existing account. Generally $1.
How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—515).
By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
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Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
If applicable, orders by Vanguard Funds of Funds will be treated as received by the Fund at the same time that corresponding orders are received in proper form by the Vanguard Funds of Funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
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Purchase Fee
The Fund charges a purchase fee of 0.25% on all share purchases, including shares purchased by exchange from another Vanguard fund. The purchase fee is deducted from the amount of each new purchase and is paid directly to the Fund to offset the cost of buying securities.
Purchase fees will not apply to Vanguard fund account purchases in the following circumstances: (1) purchases of shares through reinvested dividends or capital gains distributions; (2) share transfers, rollovers, or reregistrations within the same fund; (3) conversions of shares from one share class to another in the same fund; (4) purchases in kind; and (5) share rollovers to an IRA within the same Vanguard fund for plans in which Vanguard serves as a recordkeeper.
Other Purchase Rules You Should Know
Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
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Converting Shares
If you convert from Admiral Shares to ETF Shares, the transaction will be based on the respective NAVs of the separate share classes on the trade date of the conversion.
Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.
A conversion between share classes of the same fund is a nontaxable event.
Conversions to ETF Shares
Owners of conventional (i.e., not exchange-traded) shares issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.
ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm.
Vanguard Brokerage Services does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
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Online. You may request a redemption of shares or request an exchange through our website.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Wealth Management clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
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By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
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For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Redemption Fee
The Fund charges a 0.25% redemption fee. The fee applies if you redeem shares by selling or by exchanging to another Vanguard fund or if Vanguard liquidates your Fund account because the balance falls below the account minimum for any reason, including market fluctuation. The fee is withheld from redemption proceeds and is paid directly to the Fund.
Redemption fees will not apply to Vanguard fund account redemptions in the following circumstances: (1) redemptions of shares to pay fund or account fees; redemptions of shares to revoke an IRA within the period of time set forth in the Vanguard Traditional IRA, SEP-IRA, and Roth IRA Disclosure Statement; redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Vanguard Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans); and redemptions from Section 529 college savings plans; (2) share transfers, rollovers, or reregistrations within the same fund; (3) conversions of shares from one share class to another in the same fund; (4) redemptions in kind; and (5) for
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a one-year period, share rollovers to an IRA held at Vanguard from a retirement plan for which Vanguard serves as a recordkeeper.*

Also, participants in employer-sponsored defined contribution plans* will not incur redemption fees for the following: exchanges of shares purchased with participant payroll or employer contributions; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions or transfers of shares as part of a plan termination or at the direction of the plan; and direct rollovers into IRAs.

Participants will incur redemption fees if, after making an exchange, a transfer, or a rollover into a fund with a redemption fee, the participant makes a subsequent exchange out of that fund.

If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read your recordkeeper’s plan materials carefully to learn of any other rules or fees that may apply. Also see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.

*The following Vanguard fund accounts will be subject to redemption fees: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.
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Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund in an account with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access) or by telephone. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
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Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transfers to a shareholder’s donor advised fund managed by Vanguard Charitable.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.
• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.
• Redemptions of shares to pay fund or account fees.
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• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).
• Transfers and reregistrations of shares within the same fund.
• Purchases of shares by asset transfer or direct rollover.
• Conversions of shares from one share class to another in the same fund.
• Checkwriting redemptions.
• Section 529 college savings plans.
• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
• Purchases of shares with participant payroll or employer contributions or loan repayments.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Distributions, loans, and in-service withdrawals from a plan.
• Redemptions of shares as part of a plan termination or at the direction of the plan.
• Transactions executed through the Vanguard Managed Account Program.
• Redemptions of shares to pay fund or account fees.
• Share or asset transfers or rollovers.
• Reregistrations of shares.
• Conversions of shares from one share class to another in the same fund.
• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
*The following Vanguard fund accounts are also subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
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Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
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Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
• Authorization to act on the account (as the account owner or by legal documentation or other means).
• Account registration and address.
• Fund name and account number, if applicable.
• Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
• Any supporting documentation that may be required.
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Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Invalid Addresses
If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
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Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Account Service Fee
Vanguard may charge a $25 account service fee on fund accounts that have a balance below $5,000,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $25, will be deducted from fund accounts subject to the fee once per calendar year.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.
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Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Share Classes
Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.
Shareholder Rights
The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Whitehall Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to
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bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
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Shareholder Reports and Financial Statements
Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports. The Fund’s Financial Statements and Other Information is filed with the SEC on Form N-CSR and available on our website.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
• Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
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Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
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Additional Information
The Trust’s Bylaws designate Delaware courts as the sole and exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, provided that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard International Dividend Appreciation Index Fund
Admiral Shares	3/2/2016	VanIntDvAlAdm	515	921946844
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
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CFA® is a registered trademark owned by CFA Institute.
The S&P Global Ex-U.S. Dividend Growers Index and S&P Global Ex-U.S. BMI are products of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and have been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard International Dividend Appreciation Index Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of Vanguard International Dividend Appreciation Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard International Dividend Appreciation Index Fund particularly or the ability of the S&P Global Ex-U.S. Dividend Growers Index and S&P Global Ex-U.S. BMI to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P Global Ex-U.S. Dividend Growers Index and S&P Global Ex-U.S. BMI is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P Global Ex-U.S. Dividend Growers Index and S&P Global Ex-U.S. BMI are determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard International Dividend Appreciation Index Fund. S&P Dow Jones Indices has no obligation to take the needs of Vanguard or the owners of Vanguard International Dividend Appreciation Index Fund into consideration in determining, composing or calculating the S&P Global Ex-U.S. Dividend Growers Index and S&P Global Ex-U.S. BMI. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Vanguard International Dividend Appreciation Index Fund or the timing of the issuance or sale of Vanguard International Dividend Appreciation Index Fund or in the determination or calculation of the equation by which Vanguard International Dividend Appreciation Index Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard International Dividend Appreciation Index Fund. There is no assurance that investment products based on the S&P Global Ex-U.S. Dividend Growers Index and S&P Global Ex-U.S. BMI will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P GLOBAL EX-U.S. DIVIDEND GROWERS INDEX AND S&P GLOBAL EX-U.S. BMI OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD INTERNATIONAL DIVIDEND APPRECIATION INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P GLOBAL EX-U.S. DIVIDEND GROWERS INDEX AND S&P GLOBAL EX-U.S. BMI OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS,
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TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.
Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
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Return of Capital. A return of capital occurs when a fund’s distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a fund. In general, a return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
S&P Global Ex-U.S. Broad Market Index (BMI). An index comprised of the S&P Developed BMI and S&P Emerging BMI, and is a comprehensive, rules-based index measuring stock market performance globally, excluding the U.S.
Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard International Dividend Appreciation Index Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a participant in an employer-sponsored plan: Telephone: 800-523-1188; Text telephone for people with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-07443
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 2015 022025

Vanguard International Dividend Growth Fund
Prospectus
 February 28, 2025
Investor Shares
Vanguard International Dividend Growth Fund Investor Shares (VIDGX)

This prospectus contains financial data for the Fund through the fiscal period ended October 31, 2024.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
The Fund seeks to provide, primarily, a growing stream of income over time and, secondarily, long-term capital appreciation and current income.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.42%
12b-1 Distribution Fee	None
Other Expenses	0.13%
Total Annual Fund Operating Expenses[1]	0.55%
1
The expense information shown in the table reflects estimated amounts for the current fiscal year.
1

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal period from November 15, 2023 to October 31, 2024, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in stocks that tend to offer current dividends and are predominantly located in developed markets outside of the United States. The Fund focuses on high-quality companies that have prospects for long-term total returns as a result of their ability to grow earnings and their willingness to increase dividends over time. These stocks typically—but not always—will be large-cap, will be undervalued relative to the market, and will show potential for increasing dividends.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S.
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stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
• Asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.
• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.
• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.
• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investments in the consumer staples and health care sectors subject the Fund to proportionately higher exposure to the risks of these sectors.
• Investment style risk, which is the chance that returns from dividend-paying large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund in its first full calendar year. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and other comparative indexes, which have investment characteristics similar to those of the Fund. The Dividend Growth Spliced Index reflects the performance of the NASDAQ US Dividend Achievers Select Index through September 19, 2021, and the S&P U.S. Dividend Growers Index thereafter. Keep in mind that the Fund’s past
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performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard International Dividend Growth Fund Investor Shares

During the period shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	12.03%	September 30, 2024
Lowest	-13.28%	December 31, 2024
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	Since Fund Inception	Fund Inception Date
Vanguard International Dividend Growth Fund Investor Shares			11/15/2023
Return Before Taxes	-3.03%	2.47%
Return After Taxes on Distributions	-3.44	2.04
Return After Taxes on Distributions and Sale of Fund Shares	-1.40	1.94
S&P International Developed Dividend Growers Index (reflects no deduction for fees or expenses)	2.51%	9.22%
MSCI ACWI ex USA Index (reflects no deduction for fees or expenses)	6.09	11.48
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder
4

who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
Wellington Management Company LLP (Wellington Management)
Portfolio Manager
Peter C. Fisher, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has managed the Fund since its inception in November 2023.
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
5

More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Throughout the prospectus, this     symbol is used to mark detailed information about some of the risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard International Dividend Growth
Fund’s expense ratio would be 0.55%, or $5.50 per $1,000 of average net assets. The average expense ratio for international large-capitalization core funds in 2023 was 1.15%, or $11.50 per $1,000 of average net assets
(derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote,
6

unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote.
Market Exposure
The Fund will invest predominantly in dividend-paying large-cap stocks of companies located in developed markets outside of the United States that offer the potential for attractive dividend and earnings growth over the long term.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

The Fund is subject to investment style risk, which is the chance that returns from dividend-paying large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.
Geopolitical & Sanctions risk. Investing can be affected by geopolitical events such as wars, terrorism or other national security concerns, or global health crises. Due to growing dependencies between global economies, these
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geopolitical events can negatively affect global securities, markets, and economies. It is possible that events which only impact one country/region could have negative short- or long-term effects on markets, issuers, and/or foreign exchanges, in both the U.S. and other countries.
At times, the U.S. government, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities. Vanguard’s compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to a Fund’s portfolio holdings and its returns could be negatively impacted. In lieu of sanctions, a company, or specific goods that a company produces, could be subjected to trade embargoes or tariffs which do not prohibit investing in the company but could impact the value of the company.
Plain Talk About International Investing
U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar auditing, legal, tax, regulatory, financial reporting, accounting, and recordkeeping standards and practices as U.S. companies and the U.S.
government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to different levels of government supervision and regulation than their counterparts in the
United States. Further, the imposition of economic or other sanctions on the
United States by a foreign country, or on a foreign country or issuer by the
United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund’s investments and Fund performance.
Security Selection
Wellington Management, advisor to the Fund, selects securities of companies predominantly located in developed markets outside of the United States that have a history of paying a stable or increasing dividend. Stocks of companies
8

that have reduced dividends in the past or are not currently paying dividends may be considered for inclusion in the Fund if the advisor believes that dividend growth is likely to be restored. Securities are selected based on a variety of factors, such as a company’s consistent effort to increase dividends over time while maintaining a target of profitability. The advisor is not constrained by a traditional value or growth mandate but is permitted sufficient style latitude to search a broad investment universe for quality stocks with attractive total return potential. Securities are sold based on the advisor’s judgments about a company’s management teams, capital allocation, ability to grow dividends and competitive advantages.

The ability of an advisor to purchase or dispose of certain Fund investments is or may be restricted or impaired because of limitations imposed by law, regulation, or by certain regulators or issuers. As a result, an advisor may be required to limit purchases or sell existing investments. If the Fund is required to limit its investment in a particular issuer, then the Fund may seek to obtain regulatory relief or special permission from an issuer to exceed a certain percentage ownership in that issuer’s shares. Other options the Fund may pursue include seeking to obtain economic exposure to that issuer through alternative means, such as through a derivative or through investment in a wholly owned subsidiary, both of which may be more costly than owning securities of the issuer directly. Ownership restrictions and limitations could result in unanticipated tax consequences to the Fund that may affect the amount, timing, and character of distributions to shareholders. See Other Investment Policies and Risks for further information related to derivatives.
Ownership Limitations
As the assets managed by Vanguard and its external advisors continue to grow, the securities held by Vanguard funds increasingly are impacted by ownership limitations. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, Vanguard is also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts
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listed above. Vanguard attempts to mitigate the impacts of ownership limitations on Vanguard funds through the various methods discussed below in Methods to address ownership limitations. However, it is possible that these methods will be unsuccessful.
Impacts of ownership limitations. When an ownership limitation applies, Vanguard may need to tell the Vanguard funds how much of impacted securities each fund can buy and hold. When this occurs, a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund’s advisor not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps Vanguard and the Vanguard funds take to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets Vanguard and its third-party advisors manage, the more likely it is that ownership limitations could affect Vanguard funds negatively.
Methods to address ownership limitations. Vanguard and the Vanguard funds try to manage the negative impacts that ownership limitations could have on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief, and there is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to obtain additional relief from ownership limitations in the future. In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the
10

returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. The risks of derivatives use are discussed elsewhere in the prospectus.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investments in the consumer staples and health care sectors subject the Fund to proportionately higher exposure to the risks of these sectors.

The Fund is subject to asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.
Other Investment Policies and Risks
In addition to investing primarily in dividend-paying large-capitalization stocks of companies located in developed markets outside of the United States, the Fund may make other kinds of investments to achieve its investment objective. The Fund may invest in foreign issuers through depositary receipts, including, but not limited to, American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or Global Depositary Receipts (GDRs). The Fund may also invest in convertible securities and warrants. Convertible securities are corporate debt securities that may be converted at either a stated price or a stated rate into underlying shares of common stock. Warrants are securities that permit their owners to purchase a specific number of stock shares at a predetermined price in the future.
The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund may use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may be used as an alternate means to obtain
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economic exposure if the Fund is required to limit its investment in a particular issuer or industry. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements.
Cash Management
The Fund’s daily cash balance may be invested in Vanguard Market Liquidity Fund, a government money market fund, and/or Vanguard Municipal Low Duration Fund, a short-term municipal bond fund (each, a CMT Fund). When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Redemption Requests
Methods used to meet redemption requests. Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under
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board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently
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invest immediately. A Fund may also invest beyond its normal limits in derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because
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the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.
• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows the turnover rate for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.
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The Fund and Vanguard
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of October 31, 2024, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.3 trillion in client assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.
The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the return of the Fund
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relative to that of the S&P International Developed Dividend Growers Index over a specified time period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
For the fiscal period ended April 30, 2024, the advisory fee represented an effective annual rate of 0.24% of the Fund’s average net assets.
Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund’s investment advisory agreement, see the semiannual report to shareholders covering the fiscal period April 30, 2024.
The manager primarily responsible for the day-to-day management of the Fund is:
Peter C. Fisher, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 2000, has been with Wellington Management since 2005, has managed investment portfolios since 2013, and has managed the Fund since its inception in 2023. Education: B.A., Davidson College; M.B.A., University of Chicago.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
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Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. Income dividends and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are taxable as if received in December.
• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax deduction on “qualified REIT dividends,” if any, distributed by the Fund.
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• Any distribution of net long-term capital gains is generally taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard makes changes that would impact the Fund directly or indirectly, including if Vanguard makes changes to the Fund’s portfolio or to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
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Plain Talk About Buying a Dividend
Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19
(not counting market change). You still have only $5,000 (250 shares x $19 =
$4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Special notice to non-U.S. investors. The Fund offered for sale in this prospectus is primarily intended to be made available to U.S. residents and may not be appropriate for investors taxable outside of the United States. Non-U.S. investors should visit the non-U.S. investors page on our website at global.vanguard.com for information about Vanguard’s non-U.S. products.
Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements under the Internal Revenue Code, as well as any non-U.S. taxes imposed by the investor’s relevant tax jurisdiction, may apply to an investment in the Fund. Non-U.S. investors should consult their own tax advisors with respect to any particular U.S. or non-U.S. tax consequences of their investment in the Fund.
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Share Price
Share price, also known as NAV, is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
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Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
Each Fund has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Fund will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Fund after such acceptance.
Vanguard fund share prices are published daily on our website at vanguard.com/prices.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard International Dividend Growth Fund
Nov 1, 2023[1] to October 31, 2024

Net Asset Value, Beginning of Period	$10.00
Investment Operations
Net Investment Income[2]	.206
Net Realized and Unrealized Gain (Loss) on Investments	.873
Total from Investment Operations	1.079
Distributions
Dividends from Net Investment Income	(.019)
Distributions from Realized Capital Gains	—
Total Distributions	(.019)
Net Asset Value, End of Period	$11.06
Total Return[3]	10.80%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$113
Ratio of Total Expenses to Average Net Assets	0.55%[4]
Ratio of Net Investment Income to Average Net Assets	1.89%
Portfolio Turnover Rate	24%
The expense ratio and net investment income ratio for the current period have been annualized.

1
The subscription period for the fund was November 1, 2023, to November 14, 2023, during which time all assets were held in cash. Performance measurement began November 15,
2023, the first business day after the subscription period, at a net asset value of $10.00.

2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.54%.
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Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the policies in this section without notice. Please call or check online for current information. See Contacting Vanguard.
In certain circumstances, Vanguard fund shares can be held directly with Vanguard. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums
To open and maintain an account. $3,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
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To add to an existing account. Generally $1.
How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—V021).
By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
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Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
If applicable, orders by Vanguard Funds of Funds will be treated as received by the Fund at the same time that corresponding orders are received in proper form by the Vanguard Funds of Funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
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Other Purchase Rules You Should Know
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
Online. You may request a redemption of shares or request an exchange through our website.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
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How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Wealth Management clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated
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disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make
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additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone.
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You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access) or by telephone. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
31

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent Trading Limitations for additional restrictions on exchanges.
Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transfers to a shareholder’s donor advised fund managed by Vanguard Charitable.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.
• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.
• Redemptions of shares to pay fund or account fees.
• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).
• Transfers and reregistrations of shares within the same fund.
• Purchases of shares by asset transfer or direct rollover.
• Conversions of shares from one share class to another in the same fund.
32

• Checkwriting redemptions.
• Section 529 college savings plans.
• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
• Purchases of shares with participant payroll or employer contributions or loan repayments.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Distributions, loans, and in-service withdrawals from a plan.
• Redemptions of shares as part of a plan termination or at the direction of the plan.
• Transactions executed through the Vanguard Managed Account Program.
• Redemptions of shares to pay fund or account fees.
• Share or asset transfers or rollovers.
• Reregistrations of shares.
• Conversions of shares from one share class to another in the same fund.
• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
*The following Vanguard fund accounts are also subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If
33

necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
34

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
• Authorization to act on the account (as the account owner or by legal documentation or other means).
• Account registration and address.
• Fund name and account number, if applicable.
• Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
• Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
35

Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Invalid Addresses
If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Account Service Fee
Vanguard may charge a $25 account service fee on fund accounts that have a balance below $5,000,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds,
36

regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $25, will be deducted from fund accounts subject to the fee once per calendar year.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or
37

options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Shareholder Rights
The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Whitehall Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
38

Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Shareholder Reports and Financial Statements
Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports. The Fund’s Financial Statements and Other Information is filed with the SEC on Form N-CSR and available on our website.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
39

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
• Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
40

Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
41

Additional Information
The Trust’s Bylaws designate Delaware courts as the sole and exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, provided that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard International Dividend Growth Fund	11/15/23	VanIntDivGrowth	V021	921946729
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.
Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
MSCI ACWI ex USA Index. An index that tracks stock markets in countries included in the MSCI EAFE Index plus Canada and a number of emerging markets, but excluding the United States.
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Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Return of Capital. A return of capital occurs when a fund’s distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a fund. In general, a return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
S&P International Developed Dividend Growers Index. An index that measures the performance of developed-market companies, excluding the U.S., that have followed a policy of consistently increasing dividends every year for at least 10 consecutive years. The indices are subject to an indicated annual dividend yield exclusion, with the top 25% highest yield ranked eligible companies from the index universe excluded from index inclusion.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard International Dividend Growth Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a participant in an employer-sponsored plan:
Telephone: 800-523-1188; Text telephone for people with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-07443
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P V021 022025

Vanguard International High Dividend Yield ETF
Prospectus
 February 28, 2025
Exchange-traded fund shares that are not individually redeemable and are listed on Nasdaq
Vanguard International High Dividend Yield Index Fund ETF Shares (VYMI)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2024.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Share Price and Market Price	31
Additional Information	33
Financial Highlights	34
Glossary of Investment Terms	36

ETF Summary
Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of non-U.S. companies that are characterized by high dividend yield.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell ETF Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
Transaction Fee on Conversion to ETF Shares	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.15%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.17%
1
The expense information shown in the table has been restated to reflect current fees.
1

Example
The following example is intended to help you compare the cost of investing in the Fund’s ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$17	$55	$96	$217
This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the FTSE All-World ex US High Dividend Yield Index (the Index), which focuses on companies located in developed and emerging markets, excluding the United States, that are forecasted to have above-average dividend yields. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.
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Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.
• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets.
• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.
• Special risks of investing in China. The Fund’s investments in companies or issuers economically tied to China are subject to the country/regional, emerging markets, and currency risks described above, in addition to unique risks. Investments economically tied to China are associated with considerable degrees of social and humanitarian, legal, regulatory, political, and economic uncertainty. Risks described above may be more pronounced for the Fund. All of these factors, among others, could have negative impacts on the Fund. For example, the Fund may not be able to access its desired amount of shares of companies incorporated in China that trade on the Shanghai and Shenzhen Stock Exchanges (A-shares) and/or the Hong Kong Stock Exchange (H-shares),
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which may cause the Fund to miss out on desirable investment opportunities. Investments economically tied to China may be (or become in the future) restricted or sanctioned by the U.S. government or another government, which could cause these securities to decline in value or become less liquid. If the Fund’s holdings become impacted by restrictions or sanctions, the Fund may incur losses. Additionally, the Fund may gain exposure to certain companies in China through legal structures known as variable interest entities (VIEs), which provide exposure to Chinese companies through contractual arrangements instead of equity ownership. Investing through a VIE does not offer the same level of investor protection as direct ownership and is subject to risks including breach of the contractual arrangements, difficulty in enforcing the contractual arrangements outside of the U.S., and intervention by the U.S. government. These risks could significantly affect a VIE’s market value, which in turn could impact the Fund’s performance.
• Investment style risk, which is the chance that returns from dividend-paying stocks will trail returns from global stock markets. Dividend-paying stocks tend to go through cycles of doing better—or worse—than the global markets in general. These periods have, in the past, lasted for as long as several years.
• Index-related risks. The Fund is subject to risks associated with index investing, which include passive management risk, tracking error risk, and index provider risk. Passive management risk is the chance that the Fund’s use of an indexing strategy will negatively impact the Fund’s performance. Because the Fund seeks to track the performance of its target index regardless of how that index is performing, the Fund’s performance may be lower than it would be if the Fund were actively managed. Tracking error risk is the chance that the Fund’s performance will deviate from the performance of its target index. Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. Index provider risk is the chance that the Fund will be negatively impacted by changes or errors made by the index provider. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund is expected to be low.
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Because ETF Shares are traded on an exchange, they are subject to additional risks:
• The Fund’s ETF Shares are listed for trading on Nasdaq and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
• Although the Fund’s ETF Shares are listed for trading on Nasdaq, it is possible that an active trading market may not be maintained.
• Trading of the Fund’s ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from Nasdaq without first being listed on another exchange or (2) Nasdaq officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund’s target index, which has investment characteristics similar to those of the Fund. FTSE All-World ex US High Dividend Yield Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. The Fund is using a comparative benchmark that is different from the one used for the immediately preceding fiscal year to reflect new regulatory requirements. The FTSE Global All Cap ex US Index is considered broadly representative of the overall securities market applicable to the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard International High Dividend Yield Index Fund ETF Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	18.55%	December 31, 2020
Lowest	-28.26%	March 31, 2020
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Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Vanguard International High Dividend Yield Index Fund ETF Shares				02/25/2016
Based on NAV
Return Before Taxes	6.97%	5.87%	7.86%
Return After Taxes on Distributions	5.74	4.72	6.77
Return After Taxes on Distributions and Sale of Fund Shares	4.94	4.41	6.12
Based on Market Price
Return Before Taxes	7.06	5.85	7.88
FTSE All-World ex US High Dividend Yield Index (reflects no deduction for fees, expenses, or taxes)	7.26%	6.13%	8.25%
FTSE Global All Cap ex US Index (reflects no deduction for fees or expenses)	5.52	4.42	7.38
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Aaron Choi, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2021.
Scott E. Geiger, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since February 2025.
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Michael Perre, Principal of Vanguard. He has co-managed the Fund since its inception in 2016.
Purchase and Sale of Fund Shares
ETF Shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), typically in exchange for baskets of securities.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
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Investing in Vanguard ETF® Shares
What Are Vanguard ETF Shares?
Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard funds. ETF Shares represent an interest in the portfolio of stocks or bonds held by the issuing fund. This prospectus describes Vanguard International High Dividend Yield ETF, a class of shares issued by Vanguard International High Dividend Yield Index Fund. In addition to ETF Shares, the Fund offers one conventional (i.e., not exchange-traded) class of shares. This prospectus, however, relates only to ETF Shares.
How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?
Conventional mutual fund shares can be directly purchased from and redeemed with the issuing fund for cash at the net asset value (NAV), typically calculated once a day. ETF Shares, by contrast, cannot be purchased directly from or redeemed directly with the issuing fund by an individual investor. Rather, ETF Shares can only be purchased or redeemed directly from the issuing fund by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), usually in exchange for baskets of securities and not for cash (although some funds issue and redeem Creation Units in exchange for cash or a combination of cash and securities).
An organized secondary trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Individual investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that are subject to change throughout the day based on the supply of and demand for ETF Shares, changes in the prices of the fund’s portfolio holdings, and other factors.
The market price of a fund’s ETF Shares typically will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of market disruption or extreme market volatility, the difference may become significant.
How Do I Buy and Sell Vanguard ETF Shares?
ETF Shares of the Fund are listed for trading on Nasdaq. You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security—through a broker. Your broker may charge a commission to execute a transaction. You will also incur the cost of the “bid-ask spread,” which is the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market. Because secondary-market transactions occur at market prices, you may
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pay more (premium) or less (discount) than NAV when you buy ETF Shares and receive more or less than NAV when you sell those shares. In times of severe market disruption, the bid-ask spread and premiums/discounts can increase significantly. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.
Your ownership of ETF Shares will be shown on the records of the broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for ensuring that you receive income and capital gains distributions, as well as shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.
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More on the Fund and ETF Shares
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any fund, you should take into account your personal tolerance for fluctuations in the securities markets. Throughout the prospectus, this     symbol is used to mark detailed information about some of the risks that you would confront as a Fund shareholder. To highlight terms and concepts important to fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Share Class Overview
This prospectus offers the Fund’s ETF Shares, an exchange-traded class of shares. A separate prospectus offers the Fund’s Admiral™ Shares, which generally have an investment minimum of $3,000.
Both share classes offered by the Fund have the same investment objective, strategies, and policies. However, because different share classes can have different expenses, their investment returns may differ.
A Note to Investors
Vanguard ETF Shares can be purchased directly from the issuing Fund only by certain authorized broker-dealers in exchange for a basket of securities (or, in some cases, for cash or a combination of cash and securities). Individual investors generally will not be able to purchase ETF Shares directly from the Fund. Instead, these investors will purchase ETF Shares on the secondary market through a broker.
Plain Talk About Fund Expenses
All funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard International High Dividend Yield Index
Fund ETF Shares’ expense ratio would be 0.17%, or $1.70 per $1,000 of average net assets. The average expense ratio for international equity income funds in 2023 was 1.15%, or $11.50 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the fund industry).

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Plain Talk About Costs of Investing
Costs are an important consideration in choosing an ETF. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities, including costs generated by shareholders of other share classes offered by the fund. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days’ notice to shareholders.
Market Exposure
The Fund invests mainly in stocks of companies located in developed and emerging markets outside of the United States that are characterized by high dividend yields relative to global stock markets. Stocks purchased by the Fund are expected to pay high dividends and may also have the potential for long-term capital appreciation.
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Plain Talk About International Investing
U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar auditing, legal, tax, regulatory, financial reporting, accounting, and recordkeeping standards and practices as U.S. companies and the U.S.
government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to different levels of government supervision and regulation than their counterparts in the
United States. Further, the imposition of economic or other sanctions on the
United States by a foreign country, or on a foreign country or issuer by the
United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.
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The Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets. Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies
Geopolitical & Sanctions risk. Investing can be affected by geopolitical events such as wars, terrorism or other national security concerns, or global health crises. Due to growing dependencies between global economies, these geopolitical events can negatively affect global securities, markets, and economies. It is possible that events which only impact one country/region could have negative short- or long-term effects on markets, issuers, and/or foreign exchanges, in both the U.S. and other countries.
At times, the U.S. government, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities. Vanguard’s compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to a Fund’s portfolio holdings and its returns could be negatively impacted. In lieu of sanctions, a company, or specific goods that a company produces, could be subjected to trade embargoes or tariffs which do not prohibit investing in the company but could impact the value of the company.
Special risks of investing in China. The Fund invests in companies or issuers economically tied to China, which subjects the Fund to risks not typically associated with investments in more established markets. Investments in companies or issuers economically tied to China are subject to all of the foreign investment risks described in this prospectus, as well as to the special risks and considerations discussed below. Foreign investment risks (country/regional risk, emerging markets risk, currency risk, and geopolitical and sanctions risk) may be more pronounced with respect to the Fund’s investments economically tied to China or for the Fund as a whole. Each of these factors could increase the Fund’s volatility, cause the Fund to incur losses, or otherwise impact the Fund’s performance.
Investments in companies or issuers economically tied to China are subject to considerable degrees of social and humanitarian, legal, regulatory, political, and economic uncertainty. For example, the Chinese government has historically
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exercised authority over publicly traded Chinese companies and may continue to do so. This authority can include, but is not limited to, dictating what types of products Chinese companies should produce and to whom such products can be sold, nationalizing or seizing assets, and pursuing regulatory enforcement in an unpredictable manner. The Chinese government’s monetary policy, which may include restricting currency access or devaluing Chinese currency, could have a negative impact on the Fund’s ability to effectively trade in the Chinese markets. China has ongoing disputes with Hong Kong, Taiwan, the Xinjiang region and the Uyghur population, and other neighboring areas. These disputes continue to escalate due to ongoing Chinese military exercises (such as land reclamation efforts in the South China Sea), policymaking within China, assertions of human rights violations by the UN and other developed nations, and statements from high-ranking Chinese government officials. In addition, the Chinese government has been accused of participating in state-sponsored cyberattacks against other foreign countries and foreign companies. Concerns have also been raised regarding Chinese companies that engage in activities that potentially pose a national security threat to the United States and other countries. Actual or threatened responses to these activities, including sanctions or other restrictions (such as tariffs or embargoes) imposed by the United States or other countries, can significantly impact the Chinese economy and companies or issuers economically tied to China. The Chinese government may also itself impose trade restrictions on Chinese companies. Compliance with sanctions could lead to a large market selloff, which could result in significant losses to the Fund if the Fund holds securities that are sanctioned. All of these factors could cause the Fund’s investments in companies or issuers economically tied to China to decline in value or become less liquid.
The Fund may be subject to additional risks depending on the types of Chinese securities in which it invests and how it gains exposure to those securities. Companies incorporated in China can issue different types of shares depending on the exchange on which the shares will trade and the types of investors to whom the shares will be available. For example, A-shares are traded on the Shanghai and Shenzhen Stock exchanges and are available to the Fund through the China Stock Connect program (Stock Connect) or with a license granted under the qualified foreign investor (QFI) framework. To the extent that the Fund invests in A-shares, the Fund is subject to the risk that it will not be able to access its desired amount of A-shares through Stock Connect or a QFI license. There is no guarantee that the Chinese government will continue to allow investment through Stock Connect and/or the QFI framework. Investing through these channels is also subject to trading restrictions and suspensions and operational, clearing, and settlement risks. H-shares are traded on the Hong
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Kong Stock Exchange and are generally available to all investors, but are subject to the risk that the Hong Kong stock market may have little to no correlation to the performance of the mainland Chinese stock market.
The Fund may also gain exposure to Chinese companies through legal structures known as variable interest entities (VIEs), which provide exposure to a Chinese company through contractual arrangements instead of equity ownership. Investing through a VIE does not offer the same level of investor protection as direct ownership and is subject to risks including breach of the contractual arrangements, difficulty in enforcing the contractual arrangements outside of the United States, and intervention by the Chinese government. These risks could significantly affect a VIE’s market value, which in turn could impact the Fund’s performance.

The Fund is subject to investment style risk, which is the chance that returns from dividend-paying stocks will trail returns from global stock markets. Dividend-paying stocks tend to go through cycles of doing better—or worse— than the global markets in general. These periods have, in the past, lasted for as long as several years.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund’s investments and Fund performance.
Security Selection
The Fund attempts to track the investment performance of the FTSE All-World ex US High Dividend Yield Index, which consists of companies whose common stocks are characterized by high dividend yields relative to global stock markets. The FTSE All-World ex US High Dividend Yield Index is maintained by FTSE Group (FTSE), a widely known global index provider.

The Fund uses a sampling method of indexing, meaning that the Fund’s advisor, using computer programs, generally selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. These include industry weightings, market capitalization, and other financial characteristics of stocks.
Index investing and risks. The Fund is an index fund. Index funds attempt to track—not outperform—the performance of a specified market index (target index). An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. Some indexes represent entire markets, such as the U.S. stock market, while others cover a segment of a market, such as short-term bonds. As an index fund, the
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Fund seeks to track the performance of its target index regardless of how the target index is performing. The advisor’s use of an indexing, or passive, approach to select and maintain investments for the Fund means that the advisor will select securities based on their inclusion in the target index and will not use strategies to reduce negative impacts to the Fund during periods of market volatility. As a result, the Fund performance may be lower than it would be if the Fund were actively managed.
One cannot invest directly in an index. Instead, an index fund’s advisor will typically seek to hold all, or substantially all, of the securities that make up the fund’s target index (often referred to as “replicating” an index or a “full replication” approach) or a representative sample of the securities that make up a fund’s target index (often referred to as “sampling” an index).

The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund is expected to be low.
As an index fund, the Fund is subject to tracking error. It is important to understand that an index fund will never perform exactly the same as its target index because, among other things, an index fund will have operating expenses and transaction costs and its target index will not. Beyond these inherent differences between the operation of an index fund and the operation of its target index, there are a variety of other factors that can cause or result in tracking error. These may include, but are not limited to:
• Price differences between the securities held by an index fund and those included in its target index
• Cash flows into or out of an index fund
• The size of an index fund
• Compliance with new or existing regulatory requirements
• Portfolio transactions carried out by an index fund’s advisor to minimize the distribution of capital gains
• Changes to the underlying securities that make up an index fund’s target index
• Errors made by the index provider
Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. An index fund that samples its target index may be more likely to experience tracking error than an index fund that replicates its target index.
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The Fund is subject to risks associated with the provider of its target index. The index provider determines which securities to include in the target index and how the securities are weighted. The index provider does not provide any warranty or accept any liability with respect to the quality, accuracy, or completeness of the target index or any data used to compile the target index. Under normal circumstances, the index provider will rebalance (update) the target index on a regular schedule. The index provider may rebalance the target index outside of the regular schedule or delay or cancel a scheduled rebalance, which could result in added costs for the Fund or cause the Fund to experience tracking error. The index provider may make errors, and it is possible that such errors may not be identified by the index provider for a period of time or at all. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund shareholders. Vanguard does not provide any warranty or guarantee against errors made by the index provider.
Ownership Limitations
As the assets managed by Vanguard and its external advisors continue to grow, the securities held by Vanguard funds increasingly are impacted by ownership limitations. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, Vanguard is also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. Vanguard attempts to mitigate the impacts of ownership limitations on Vanguard funds through the various methods discussed below in Methods to address ownership limitations. However, it is possible that these methods will be unsuccessful.
Impacts of ownership limitations. When an ownership limitation applies, Vanguard may need to tell the Vanguard funds how much of impacted securities each fund can buy and hold. When this occurs, a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund
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cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund’s advisor not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps Vanguard and the Vanguard funds take to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets Vanguard and its third-party advisors manage, the more likely it is that ownership limitations could affect Vanguard funds negatively.
Methods to address ownership limitations. Vanguard and the Vanguard funds try to manage the negative impacts that ownership limitations could have on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief, and there is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to obtain additional relief from ownership limitations in the future. In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. The risks of derivatives use are discussed elsewhere in the prospectus.
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Depositary receipts. The Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in the component securities. However, the Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts (also sold as participatory notes) of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets in one country but represent shares of issuers domiciled in another country. Generally, the Fund will hold depositary receipts only when the advisor believes that the Fund would benefit from holding the depositary receipt, rather than the underlying component security. For example, the Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or if government regulators place restrictions on the free flow of capital or currency. The Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund’s portfolio.
Other Investment Policies and Risks
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the provider of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.
To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives, including equity futures. The Fund may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative, in order to maintain the same currency exposure as its index. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given
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date. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements. The Fund may use these contracts to manage currency exposure and to settle trades in a foreign currency.
Cash Management
The Fund’s daily cash balance may be invested in Vanguard Market Liquidity Fund, a government money market fund, and/or Vanguard Municipal Low Duration Fund, a short-term municipal bond fund (each, a CMT Fund). When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Redemption Requests
Methods used to meet redemption requests. Redemptions of ETF Shares are typically met through a combination of cash and securities held by the Fund; see “How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?” If cash is used to meet redemptions, the Fund typically obtains such cash through positive cash flows or the sale of Fund holdings consistent with the Fund’s investment objective and strategy. Please consult the Fund’s Statement of Additional Information for further information on redemptions of ETF Shares.
Under certain circumstances, including under stressed market conditions, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.
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A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately. A Fund may also invest beyond its normal limits in derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
Special Risks of Exchange-Traded Shares

ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only by certain authorized broker-dealers and only in large blocks known as Creation Units. Consequently, if you want to liquidate some or all of your ETF Shares, you must sell them on the secondary market at prevailing market prices.

The market price of ETF Shares may differ from NAV. Although it is expected that the market price of an ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares. These discounts and premiums are likely to be greatest during times of market disruption or extreme market volatility.
Vanguard’s website at vanguard.com shows the previous day’s closing NAV and closing market price for the Fund’s ETF Shares. The website also discloses, in the Premium/Discount Analysis section of the ETF Shares’ Price &
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Performance page, how frequently the Fund’s ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

An active trading market may not exist. Although Vanguard ETF Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained. Although this could happen at any time, it is more likely to occur during times of severe market disruption. If you attempt to sell your ETF Shares when an active trading market is not functioning, you may have to sell at a significant discount to NAV. In extreme cases, you may not be able to sell your shares at all.

Trading may be halted. Trading of Vanguard ETF Shares on an exchange may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of ETF Shares may also be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

By investing in the ETF Shares of a fund that also offers conventional mutual fund shares, you could be subject to costs and/or tax impacts that you would not be subject to if you invested in exchange-traded shares offered by a fund without a conventional mutual fund share class. These costs include brokerage and other transaction costs associated with the Fund buying and selling portfolio securities in response to conventional mutual fund share class inflows and outflows, cash drag as a result of the Fund holding the cash necessary to satisfy conventional mutual fund share class transactions, and taxable capital gains distributions if the Fund has to sell portfolio holdings at a gain in order to satisfy mutual fund share class redemptions.
Conversion Privilege
Owners of conventional shares issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.
You must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® or
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with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, please contact your broker.
Vanguard Brokerage Services does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege.
Converting conventional shares to ETF Shares is generally accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker’s omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard’s records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes.
Your Fund’s transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.
Because the DTC is unable to handle fractional shares, only whole shares can be converted. For example, if you owned 300.25 conventional shares, and this was equivalent in value to 90.75 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares with a value equal to 0.75 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker’s omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.75 ETF Shares or (2) redeem the 2.481 conventional shares for cash at NAV and deliver that cash to your account. If your broker chose to redeem your conventional shares, you would realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.
If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services, all conventional shares for which you request conversion will be converted to ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will not be taxable.
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Here are some important points to keep in mind when converting conventional shares of a Vanguard fund to ETF Shares:
• The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.
• Until the conversion process is complete, you will remain fully invested in a fund’s conventional shares, and your investment will increase or decrease in value in tandem with the NAV of those shares.
• The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.
A precautionary note to investment companies: The Fund’s ETF Shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Shareholder Rights
The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Whitehall Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
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Frequent Trading and Market-Timing
Unlike frequent trading of a Vanguard fund’s conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund, they do not harm the fund or its shareholders. Certain broker-dealers are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades typically are effected in kind (i.e., for securities and not for cash), or are assessed a transaction fee when effected in cash, they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent trading. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (i.e., not exchange-traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
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Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of October 31, 2024, Vanguard served as advisor for approximately $8.4 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.
For the fiscal year ended October 31, 2024, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.
Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the semiannual report to shareholders covering the fiscal period ended April 30, 2024.
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The managers primarily responsible for the day-to-day management of the Fund are:
Aaron Choi, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2011; has worked in investment management since 2015, and has co-managed the Fund since 2021. Education: B.S., Pennsylvania State University.
Scott E. Geiger, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2006, has worked in investment management since 2008, has managed investment portfolios since 2013, and has co-managed the Fund since February 2025. Education: B.S., Millersville University.
Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990, has managed investment portfolios since 1999, and has co-managed the Fund since its inception in 2016. Education: B.A., Saint Joseph’s University; M.B.A., Villanova University.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
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Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Reinvestment of Distributions
In order to reinvest dividend and capital gains distributions, investors in the Fund’s ETF Shares must hold their shares at a broker that offers a reinvestment service. This can be the broker’s own service or a service made available by a third party, such as the broker’s outside clearing firm or the DTC. If a reinvestment service is available, distributions of income and capital gains can automatically be reinvested in additional whole and fractional ETF Shares of the Fund. If a reinvestment service is not available, investors will receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.
As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur two business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of the Fund’s shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund’s income, gains, and losses.
Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional ETF Shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are taxable as if received in December.
• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet
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certain holding-period requirements with respect to your ETF Shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax deduction on “qualified REIT dividends,” if any, distributed by the Fund.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned ETF Shares.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard makes changes that would impact the Fund directly or indirectly, including if Vanguard makes changes to the Fund’s portfolio or to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling your ETF Shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale of ETF Shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may be subject to state and local income taxes.
The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income, for U.S. federal income tax purposes, your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.
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You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
Share Price and Market Price
Share price, also known as NAV, is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks (an option available only to certain authorized broker-dealers) or if you convert your conventional fund shares to ETF Shares.
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
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The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
The Fund has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Fund will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Fund after such acceptance.

Vanguard’s website will show the previous day’s closing NAV and closing market price for the Fund’s ETF Shares.
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Additional Information
The Trust’s Bylaws designate Delaware courts as the sole and exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, provided that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Vanguard Fund	Inception Date	Vanguard Fund Number	CUSIP Number
Vanguard International High Dividend Yield Index Fund
ETF Shares	2/25/2016	4430	921946794
Certain affiliates of the Fund and the advisor may purchase and resell ETF Shares pursuant to the prospectus.
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard International High Dividend Yield Index Fund ETF Shares

For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$59.80	$54.67	$67.77	$50.47	$61.27
Investment Operations
Net Investment Income[1]	3.064	2.908	3.259	2.824	2.076
Net Realized and Unrealized Gain (Loss) on Investments[2]	10.742	5.072	(13.260)	16.986	(10.944)
Total from Investment Operations	13.806	7.980	(10.001)	19.810	(8.868)
Distributions
Dividends from Net Investment Income	(3.186)	(2.850)	(3.099)	(2.510)	(1.932)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.186)	(2.850)	(3.099)	(2.510)	(1.932)
Net Asset Value, End of Period	$70.42	$59.80	$54.67	$67.77	$50.47
Total Return	23.39%	14.53%	-15.16%	39.55%	-14.55%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,887	$6,167	$4,198	$3,061	$1,325
Ratio of Total Expenses to Average Net Assets	0.22%[3]	0.22%[3]	0.22%[3]	0.22%	0.28%[3]
Ratio of Net Investment Income to Average Net Assets	4.48%	4.68%	5.24%	4.29%	3.81%
Portfolio Turnover Rate[4]	11%	8%	16%	18%	20%

1	Calculated based on average shares outstanding.
2	Includes increases from purchase and redemption fees of $.00, $.00, $.01, $.00, and $.03.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.22%, 0.22%, 0.22%, and 0.27%, respectively.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
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CFA® is a registered trademark owned by CFA Institute.
London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®“, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.
35

Glossary of Investment Terms
Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the issuing fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund’s Distributor.
Bid-Ask Spread. The difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market.
Capital Gains Distributions. Payments to fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Common Stock. A security representing ownership rights in a corporation.
Creation Unit. A large block of a specified number of ETF Shares. Certain broker-dealers known as “Authorized Participants” may purchase and redeem ETF Shares from the issuing fund in Creation Unit size blocks.
Dividend Distributions. Payments to fund shareholders of income from interest or dividends generated by a fund’s investments.
Ex-Dividend Date. The date when a distribution of dividends and/or capital gains is deducted from the share price of a mutual fund, ETF, or stock. On the ex-dividend date, the share price drops by the amount of the distribution per share (plus or minus any market activity).
Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
FTSE Global All Cap ex US Index. An index consisting of large-, mid-, and small-cap stocks globally, excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers approximately 98% of the world’s investable market capitalization.
Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
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Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Return of Capital. A return of capital occurs when a fund’s distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a fund. In general, a return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard International High Dividend Yield ETF, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund’s ETF Shares and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about Vanguard ETF Shares, please visit https://vgi.vg/fund-literature or contact us as follows:
Telephone: 866-499-8473; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-05972
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 4430 022025

Vanguard International High Dividend Yield Index Fund
Prospectus
 February 28, 2025
Admiral™ Shares
Vanguard International High Dividend Yield Index Fund Admiral Shares (VIHAX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2024.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of non-U.S. companies that are characterized by high dividend yield.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Admiral Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	0.25%
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	0.25%
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.15%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.17%
1
The expense information shown in the table has been restated to reflect current fees.
1

Examples
The following examples are intended to help you compare the cost of investing in the Fund’s Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. The first example assumes that the shares provide a return of 5% each year, that total annual fund operating expenses remain as stated in the preceding table, and that you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$69	$108	$152	$282
You would pay the following expenses if you did not redeem your investment (the difference being that the Fund’s 0.25% redemption fee would not apply to any of the following periods, as it would to those in the preceding example):
1 Year	3 Years	5 Years	10 Years
$42	$80	$121	$242
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the FTSE All-World ex US High Dividend Yield Index (the Index), which focuses on companies located in developed and emerging markets, excluding the United States, that are forecasted to have above-average dividend yields. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.
2

Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.
• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets.
• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.
• Special risks of investing in China. The Fund’s investments in companies or issuers economically tied to China are subject to the country/regional, emerging markets, and currency risks described above, in addition to unique risks. Investments economically tied to China are associated with considerable degrees of social and humanitarian, legal, regulatory, political, and economic uncertainty. Risks described above may be more pronounced for the Fund. All of these factors, among others, could have negative impacts on the Fund. For example, the Fund may not be able to access its desired amount of shares of companies incorporated in China that trade on the Shanghai and Shenzhen Stock Exchanges (A-shares) and/or the Hong Kong Stock Exchange (H-shares),
3

which may cause the Fund to miss out on desirable investment opportunities. Investments economically tied to China may be (or become in the future) restricted or sanctioned by the U.S. government or another government, which could cause these securities to decline in value or become less liquid. If the Fund’s holdings become impacted by restrictions or sanctions, the Fund may incur losses. Additionally, the Fund may gain exposure to certain companies in China through legal structures known as variable interest entities (VIEs), which provide exposure to Chinese companies through contractual arrangements instead of equity ownership. Investing through a VIE does not offer the same level of investor protection as direct ownership and is subject to risks including breach of the contractual arrangements, difficulty in enforcing the contractual arrangements outside of the U.S., and intervention by the U.S. government. These risks could significantly affect a VIE’s market value, which in turn could impact the Fund’s performance.
• Investment style risk, which is the chance that returns from dividend-paying stocks will trail returns from global stock markets. Dividend-paying stocks tend to go through cycles of doing better—or worse—than the global markets in general. These periods have, in the past, lasted for as long as several years.
• Index-related risks. The Fund is subject to risks associated with index investing, which include passive management risk, tracking error risk, and index provider risk. Passive management risk is the chance that the Fund’s use of an indexing strategy will negatively impact the Fund’s performance. Because the Fund seeks to track the performance of its target index regardless of how that index is performing, the Fund’s performance may be lower than it would be if the Fund were actively managed. Tracking error risk is the chance that the Fund’s performance will deviate from the performance of its target index. Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. Index provider risk is the chance that the Fund will be negatively impacted by changes or errors made by the index provider. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund is expected to be low.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
4

Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Admiral Shares (including annual fund operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. If applicable shareholder fees were reflected, returns would be less than those shown in the bar chart. The table shows how the average annual total returns of the Admiral Shares (including annual fund operating expenses and any applicable shareholder fees) compare with those of the Fund’s target index, which has investment characteristics similar to those of the Fund. FTSE All-World ex US High Dividend Yield Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. The Fund is using a comparative benchmark that is different from the one used for the immediately preceding fiscal year to reflect new regulatory requirements. The FTSE Global All Cap ex US Index is considered broadly representative of the overall securities market applicable to the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard International High Dividend Yield Index Fund Admiral Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	18.56%	December 31, 2020
Lowest	-28.28%	March 31, 2020
5

Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Vanguard International High Dividend Yield Index Fund Admiral Shares				03/02/2016
Return Before Taxes	6.45%	5.77%	7.42%
Return After Taxes on Distributions	5.22	4.63	6.34
Return After Taxes on Distributions and Sale of Fund Shares	4.63	4.33	5.75
FTSE All-World ex US High Dividend Yield Index (reflects no deduction for fees, expenses, or taxes)	7.26%	6.13%	7.85%
FTSE Global All Cap ex US Index (reflects no deduction for fees or expenses)	5.52	4.42	7.03
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Aaron Choi, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2021.
Scott E. Geiger, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since February 2025.
Michael Perre, Principal of Vanguard. He has co-managed the Fund since its inception in 2016.
6

Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Admiral Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
7

More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Throughout the prospectus, this     symbol is used to mark detailed information about some of the risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Share Class Overview
This prospectus offers the Fund’s Admiral Shares. The Fund also issues ETF Shares (an exchange-traded class of shares), which are offered through a separate prospectus.
Both share classes offered by the Fund have the same investment objective, strategies, and policies. However, because different share classes can have different expenses, their investment returns may differ.
Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard International High Dividend Yield
Index Fund Admiral Shares’ expense ratio would be 0.17%, or $1.70 per
$1,000 of average net assets. The average expense ratio for international equity income funds in 2023 was 1.15%, or $11.50 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

8

Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities, including costs generated by shareholders of other share classes offered by the fund. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.
Market Exposure
The Fund invests mainly in stocks of companies located in developed and emerging markets outside of the United States that are characterized by high dividend yields relative to global stock markets. Stocks purchased by the Fund are expected to pay high dividends and may also have the potential for long-term capital appreciation.
9

Plain Talk About International Investing
U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar auditing, legal, tax, regulatory, financial reporting, accounting, and recordkeeping standards and practices as U.S. companies and the U.S.
government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to different levels of government supervision and regulation than their counterparts in the
United States. Further, the imposition of economic or other sanctions on the
United States by a foreign country, or on a foreign country or issuer by the
United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.
10

The Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets. Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies
Geopolitical & Sanctions risk. Investing can be affected by geopolitical events such as wars, terrorism or other national security concerns, or global health crises. Due to growing dependencies between global economies, these geopolitical events can negatively affect global securities, markets, and economies. It is possible that events which only impact one country/region could have negative short- or long-term effects on markets, issuers, and/or foreign exchanges, in both the U.S. and other countries.
At times, the U.S. government, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities. Vanguard’s compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to a Fund’s portfolio holdings and its returns could be negatively impacted. In lieu of sanctions, a company, or specific goods that a company produces, could be subjected to trade embargoes or tariffs which do not prohibit investing in the company but could impact the value of the company.
Special risks of investing in China. The Fund invests in companies or issuers economically tied to China, which subjects the Fund to risks not typically associated with investments in more established markets. Investments in companies or issuers economically tied to China are subject to all of the foreign investment risks described in this prospectus, as well as to the special risks and considerations discussed below. Foreign investment risks (country/regional risk, emerging markets risk, currency risk, and geopolitical and sanctions risk) may be more pronounced with respect to the Fund’s investments economically tied to China or for the Fund as a whole. Each of these factors could increase the Fund’s volatility, cause the Fund to incur losses, or otherwise impact the Fund’s performance.
Investments in companies or issuers economically tied to China are subject to considerable degrees of social and humanitarian, legal, regulatory, political, and economic uncertainty. For example, the Chinese government has historically
11

exercised authority over publicly traded Chinese companies and may continue to do so. This authority can include, but is not limited to, dictating what types of products Chinese companies should produce and to whom such products can be sold, nationalizing or seizing assets, and pursuing regulatory enforcement in an unpredictable manner. The Chinese government’s monetary policy, which may include restricting currency access or devaluing Chinese currency, could have a negative impact on the Fund’s ability to effectively trade in the Chinese markets. China has ongoing disputes with Hong Kong, Taiwan, the Xinjiang region and the Uyghur population, and other neighboring areas. These disputes continue to escalate due to ongoing Chinese military exercises (such as land reclamation efforts in the South China Sea), policymaking within China, assertions of human rights violations by the UN and other developed nations, and statements from high-ranking Chinese government officials. In addition, the Chinese government has been accused of participating in state-sponsored cyberattacks against other foreign countries and foreign companies. Concerns have also been raised regarding Chinese companies that engage in activities that potentially pose a national security threat to the United States and other countries. Actual or threatened responses to these activities, including sanctions or other restrictions (such as tariffs or embargoes) imposed by the United States or other countries, can significantly impact the Chinese economy and companies or issuers economically tied to China. The Chinese government may also itself impose trade restrictions on Chinese companies. Compliance with sanctions could lead to a large market selloff, which could result in significant losses to the Fund if the Fund holds securities that are sanctioned. All of these factors could cause the Fund’s investments in companies or issuers economically tied to China to decline in value or become less liquid.
The Fund may be subject to additional risks depending on the types of Chinese securities in which it invests and how it gains exposure to those securities. Companies incorporated in China can issue different types of shares depending on the exchange on which the shares will trade and the types of investors to whom the shares will be available. For example, A-shares are traded on the Shanghai and Shenzhen Stock exchanges and are available to the Fund through the China Stock Connect program (Stock Connect) or with a license granted under the qualified foreign investor (QFI) framework. To the extent that the Fund invests in A-shares, the Fund is subject to the risk that it will not be able to access its desired amount of A-shares through Stock Connect or a QFI license. There is no guarantee that the Chinese government will continue to allow investment through Stock Connect and/or the QFI framework. Investing through these channels is also subject to trading restrictions and suspensions and operational, clearing, and settlement risks. H-shares are traded on the Hong
12

Kong Stock Exchange and are generally available to all investors, but are subject to the risk that the Hong Kong stock market may have little to no correlation to the performance of the mainland Chinese stock market.
The Fund may also gain exposure to Chinese companies through legal structures known as variable interest entities (VIEs), which provide exposure to a Chinese company through contractual arrangements instead of equity ownership. Investing through a VIE does not offer the same level of investor protection as direct ownership and is subject to risks including breach of the contractual arrangements, difficulty in enforcing the contractual arrangements outside of the United States, and intervention by the Chinese government. These risks could significantly affect a VIE’s market value, which in turn could impact the Fund’s performance.

The Fund is subject to investment style risk, which is the chance that returns from dividend-paying stocks will trail returns from global stock markets. Dividend-paying stocks tend to go through cycles of doing better—or worse— than the global markets in general. These periods have, in the past, lasted for as long as several years.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund’s investments and Fund performance.
Security Selection
The Fund attempts to track the investment performance of the FTSE All-World ex US High Dividend Yield Index, which consists of companies whose common stocks are characterized by high dividend yields relative to global stock markets. The FTSE All-World ex US High Dividend Yield Index is maintained by FTSE Group (FTSE), a widely known global index provider.

The Fund uses a sampling method of indexing, meaning that the Fund’s advisor, using computer programs, generally selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. These include industry weightings, market capitalization, and other financial characteristics of stocks.
Index investing and risks. The Fund is an index fund. Index funds attempt to track—not outperform—the performance of a specified market index (target index). An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. Some indexes represent entire markets, such as the U.S. stock market, while others cover a segment of a market, such as short-term bonds. As an index fund, the
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Fund seeks to track the performance of its target index regardless of how the target index is performing. The advisor’s use of an indexing, or passive, approach to select and maintain investments for the Fund means that the advisor will select securities based on their inclusion in the target index and will not use strategies to reduce negative impacts to the Fund during periods of market volatility. As a result, the Fund performance may be lower than it would be if the Fund were actively managed.
One cannot invest directly in an index. Instead, an index fund’s advisor will typically seek to hold all, or substantially all, of the securities that make up the fund’s target index (often referred to as “replicating” an index or a “full replication” approach) or a representative sample of the securities that make up a fund’s target index (often referred to as “sampling” an index).

The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index.
As an index fund, the Fund is subject to tracking error. It is important to understand that an index fund will never perform exactly the same as its target index because, among other things, an index fund will have operating expenses and transaction costs and its target index will not. Beyond these inherent differences between the operation of an index fund and the operation of its target index, there are a variety of other factors that can cause or result in tracking error. These may include, but are not limited to:
• Price differences between the securities held by an index fund and those included in its target index
• Cash flows into or out of an index fund
• The size of an index fund
• Compliance with new or existing regulatory requirements
• Portfolio transactions carried out by an index fund’s advisor to minimize the distribution of capital gains
• Changes to the underlying securities that make up an index fund’s target index
• Errors made by the index provider
Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. An index fund that samples its target index may be more likely to experience tracking error than an index fund that replicates its target index.
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The Fund is subject to risks associated with the provider of its target index. The index provider determines which securities to include in the target index and how the securities are weighted. The index provider does not provide any warranty or accept any liability with respect to the quality, accuracy, or completeness of the target index or any data used to compile the target index. Under normal circumstances, the index provider will rebalance (update) the target index on a regular schedule. The index provider may rebalance the target index outside of the regular schedule or delay or cancel a scheduled rebalance, which could result in added costs for the Fund or cause the Fund to experience tracking error. The index provider may make errors, and it is possible that such errors may not be identified by the index provider for a period of time or at all. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund shareholders. Vanguard does not provide any warranty or guarantee against errors made by the index provider.
Ownership Limitations
As the assets managed by Vanguard and its external advisors continue to grow, the securities held by Vanguard funds increasingly are impacted by ownership limitations. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, Vanguard is also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. Vanguard attempts to mitigate the impacts of ownership limitations on Vanguard funds through the various methods discussed below in Methods to address ownership limitations. However, it is possible that these methods will be unsuccessful.
Impacts of ownership limitations. When an ownership limitation applies, Vanguard may need to tell the Vanguard funds how much of impacted securities each fund can buy and hold. When this occurs, a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund
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cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund’s advisor not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps Vanguard and the Vanguard funds take to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets Vanguard and its third-party advisors manage, the more likely it is that ownership limitations could affect Vanguard funds negatively.
Methods to address ownership limitations. Vanguard and the Vanguard funds try to manage the negative impacts that ownership limitations could have on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief, and there is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to obtain additional relief from ownership limitations in the future. In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. The risks of derivatives use are discussed elsewhere in the prospectus.
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Depositary receipts. The Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in the component securities. However, the Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts (also sold as participatory notes) of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets in one country but represent shares of issuers domiciled in another country. Generally, the Fund will hold depositary receipts only when the advisor believes that the Fund would benefit from holding the depositary receipt, rather than the underlying component security. For example, the Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or if government regulators place restrictions on the free flow of capital or currency. The Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund’s portfolio.
Other Investment Policies and Risks
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the provider of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.
To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives, including equity futures. The Fund may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative, in order to maintain the same currency exposure as its index. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given
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date. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements. The Fund may use these contracts to manage currency exposure and to settle trades in a foreign currency.
Cash Management
The Fund’s daily cash balance may be invested in Vanguard Market Liquidity Fund, a government money market fund, and/or Vanguard Municipal Low Duration Fund, a short-term municipal bond fund (each, a CMT Fund). When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Redemption Requests
Methods used to meet redemption requests. Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a
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fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately. A Fund may also invest beyond its normal limits in derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
Purchase and Redemption Fees
The Fund charges a 0.25% fee on all purchases of its shares, including shares that you purchase by exchange from another Vanguard fund. In addition, the Fund charges a 0.25% fee on redemptions of its shares. The fee applies if you redeem shares by selling or by exchanging to another Vanguard fund or if Vanguard liquidates your Fund account because the balance falls below the account minimum for any reason, including market fluctuation.

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Unlike a sales charge or a load paid to a broker or a fund management company, purchase and redemption fees are paid directly to the Fund to offset the costs of buying and selling securities.

See Investing With Vanguard for more information about fees.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for
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30 calendar days after the investor has redeemed or exchanged out of that fund account.
• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (i.e., not exchange-traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
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The Fund and Vanguard
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of October 31, 2024, Vanguard served as advisor for approximately $8.4 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.
For the fiscal year ended October 31, 2024, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.
Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement
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be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the semiannual report to shareholders covering the fiscal period ended April 30, 2024.
The managers primarily responsible for the day-to-day management of the Fund are:
Aaron Choi, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2011; has worked in investment management since 2015, and has co-managed the Fund since 2021. Education: B.S., Pennsylvania State University.
Scott E. Geiger, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2006, has worked in investment management since 2008, has managed investment portfolios since 2013, and has co-managed the Fund since February 2025. Education: B.S., Millersville University.
Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990, has managed investment portfolios since 1999, and has co-managed the Fund since its inception in 2016. Education: B.A., Saint Joseph’s University; M.B.A., Villanova University.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
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You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are taxable as if received in December.
• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax deduction on “qualified REIT dividends,” if any, distributed by the Fund.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard makes changes that would impact the Fund directly or indirectly, including if Vanguard makes changes to the Fund’s portfolio or to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments.
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• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income, for U.S. federal income tax purposes, your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
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Plain Talk About Buying a Dividend
Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19
(not counting market change). You still have only $5,000 (250 shares x $19 =
$4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Special notice to non-U.S. investors. The Fund offered for sale in this prospectus is primarily intended to be made available to U.S. residents and may not be appropriate for investors taxable outside of the United States. Non-U.S. investors should visit the non-U.S. investors page on our website at global.vanguard.com for information about Vanguard’s non-U.S. products.
Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements under the Internal Revenue Code, as well as any non-U.S. taxes imposed by the investor’s relevant tax jurisdiction, may apply to an investment in the Fund. Non-U.S. investors should consult their own tax advisors with respect to any particular U.S. or non-U.S. tax consequences of their investment in the Fund.
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Share Price
Share price, also known as NAV, is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
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Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
The Fund has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Fund will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Fund after such acceptance.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard International High Dividend Yield Index Fund Admiral Shares

For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$28.99	$26.51	$32.85	$24.45	$29.69
Investment Operations
Net Investment Income[1]	1.479	1.390	1.559	1.329	1.034
Net Realized and Unrealized Gain (Loss) on Investments[2]	5.225	2.470	(6.398)	8.286	(5.336)
Total from Investment Operations	6.704	3.860	(4.839)	9.615	(4.302)
Distributions
Dividends from Net Investment Income	(1.544)	(1.380)	(1.501)	(1.215)	(.938)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.544)	(1.380)	(1.501)	(1.215)	(.938)
Net Asset Value, End of Period	$34.15	$28.99	$26.51	$32.85	$24.45
Total Return[3]	23.44%	14.47%	-15.11%	39.59%	-14.59%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$495	$429	$420	$395	$267
Ratio of Total Expenses to Average Net Assets	0.22%[4]	0.22%[4]	0.22%[4]	0.22%	0.28%[4]
Ratio of Net Investment Income to Average Net Assets	4.47%	4.62%	5.15%	4.19%	3.99%
Portfolio Turnover Rate[5]	11%	8%	16%	18%	20%

1	Calculated based on average shares outstanding.
2	Includes increases from purchase and redemption fees of $.00, $.00, $.00, $.00, and $.01.
3
Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.22%, 0.22%, 0.22%, and 0.27%, respectively.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
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Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the policies in this section without notice. Please call or check online for current information. See Contacting Vanguard.
In certain circumstances, Vanguard fund shares can be held directly with Vanguard. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums for Admiral Shares
To open and maintain an account. $3,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
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To add to an existing account. Generally $1.
How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—530).
By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
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Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
If applicable, orders by Vanguard Funds of Funds will be treated as received by the Fund at the same time that corresponding orders are received in proper form by the Vanguard Funds of Funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
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Purchase Fee
The Fund charges a purchase fee of 0.25% on all share purchases, including shares purchased by exchange from another Vanguard fund. The purchase fee is deducted from the amount of each new purchase and is paid directly to the Fund to offset the cost of buying securities.
Purchase fees will not apply to Vanguard fund account purchases in the following circumstances: (1) purchases of shares through reinvested dividends or capital gains distributions; (2) share transfers, rollovers, or reregistrations within the same fund; (3) conversions of shares from one share class to another in the same fund; (4) purchases in kind; and (5) share rollovers to an IRA within the same Vanguard fund for plans in which Vanguard serves as a recordkeeper.
Other Purchase Rules You Should Know
Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
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Converting Shares
If you convert from Admiral Shares to ETF Shares, the transaction will be based on the respective NAVs of the separate share classes on the trade date of the conversion.
Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.
A conversion between share classes of the same fund is a nontaxable event.
Conversions to ETF Shares
Owners of conventional (i.e., not exchange-traded) shares issued by a Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.
ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm.
Vanguard Brokerage Services does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
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Online. You may request a redemption of shares or request an exchange through our website.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Wealth Management clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
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By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
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For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Redemption Fee
The Fund charges a 0.25% redemption fee. The fee applies if you redeem shares by selling or by exchanging to another Vanguard fund or if Vanguard liquidates your Fund account because the balance falls below the account minimum for any reason, including market fluctuation. The fee is withheld from redemption proceeds and is paid directly to the Fund.
Redemption fees will not apply to Vanguard fund account redemptions in the following circumstances: (1) redemptions of shares to pay fund or account fees; redemptions of shares to revoke an IRA within the period of time set forth in the Vanguard Traditional IRA, SEP-IRA, and Roth IRA Disclosure Statement; redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Vanguard Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans); and redemptions from Section 529 college savings plans; (2) share transfers, rollovers, or reregistrations within the same fund; (3) conversions of shares from one share class to another in the same fund; (4) redemptions in kind; and (5) for
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a one-year period, share rollovers to an IRA held at Vanguard from a retirement plan for which Vanguard serves as a recordkeeper.*

Also, participants in employer-sponsored defined contribution plans* will not incur redemption fees for the following: exchanges of shares purchased with participant payroll or employer contributions; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions or transfers of shares as part of a plan termination or at the direction of the plan; and direct rollovers into IRAs.

Participants will incur redemption fees if, after making an exchange, a transfer, or a rollover into a fund with a redemption fee, the participant makes a subsequent exchange out of that fund.

If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read your recordkeeper’s plan materials carefully to learn of any other rules or fees that may apply. Also see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.

*The following Vanguard fund accounts will be subject to redemption fees: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.
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Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund in an account with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access) or by telephone. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
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Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transfers to a shareholder’s donor advised fund managed by Vanguard Charitable.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.
• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.
• Redemptions of shares to pay fund or account fees.
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• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).
• Transfers and reregistrations of shares within the same fund.
• Purchases of shares by asset transfer or direct rollover.
• Conversions of shares from one share class to another in the same fund.
• Checkwriting redemptions.
• Section 529 college savings plans.
• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
• Purchases of shares with participant payroll or employer contributions or loan repayments.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Distributions, loans, and in-service withdrawals from a plan.
• Redemptions of shares as part of a plan termination or at the direction of the plan.
• Transactions executed through the Vanguard Managed Account Program.
• Redemptions of shares to pay fund or account fees.
• Share or asset transfers or rollovers.
• Reregistrations of shares.
• Conversions of shares from one share class to another in the same fund.
• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
*The following Vanguard fund accounts are also subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
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Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
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Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
• Authorization to act on the account (as the account owner or by legal documentation or other means).
• Account registration and address.
• Fund name and account number, if applicable.
• Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
• Any supporting documentation that may be required.
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Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Invalid Addresses
If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
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Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Account Service Fee
Vanguard may charge a $25 account service fee on fund accounts that have a balance below $5,000,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $25, will be deducted from fund accounts subject to the fee once per calendar year.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.
45

Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Share Classes
Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.
Shareholder Rights
The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Whitehall Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to
46

bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
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Shareholder Reports and Financial Statements
Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports. The Fund’s Financial Statements and Other Information is filed with the SEC on Form N-CSR and available on our website.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of a Fund’s portfolio holdings.
Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.
• If you have any questions about a Fund or Vanguard, including those about a Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
• Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to a Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
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Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
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Additional Information
The Trust’s Bylaws designate Delaware courts as the sole and exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, provided that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard International High Dividend Yield Index Fund
Admiral Shares	3/2/2016	VanIntHDYIAdm	530	921946828
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
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CFA® is a registered trademark owned by CFA Institute.
London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®“, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.
Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
FTSE Global All Cap ex US Index. An index consisting of large-, mid-, and small-cap stocks globally, excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers approximately 98% of the world’s investable market capitalization.
Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
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Return of Capital. A return of capital occurs when a fund’s distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a fund. In general, a return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard International High Dividend Yield Index Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a participant in an employer-sponsored plan: Telephone: 800-523-1188; Text telephone for people with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-07443
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 1530 022025

PART B
VANGUARD® WHITEHALL FUNDS
STATEMENT OF ADDITIONAL INFORMATION
February 28, 2025
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with a Fund’s current prospectus (dated February 28, 2025). To obtain, without charge, a prospectus, the most recent report to shareholders, or a Fund’s financial statements hereby incorporated by reference, please visit https://vgi.vg/fund-literature or contact The Vanguard Group, Inc. (Vanguard).
Phone: Investor Information Department at 800-662-7447
Online: vanguard.com
TABLE OF CONTENTS
Description of the Trust
Vanguard Whitehall Funds (the Trust) currently offers the following funds and share classes (identified by ticker symbol):
Share Classes[1]
Vanguard Fund[2]	Investor	Admiral	Institutional	ETF
Vanguard Advice Select International Growth Fund	—	VAIGX	—	—
Vanguard Advice Select Dividend Growth Fund	—	VADGX	—	—
Vanguard Advice Select Global Value Fund	—	VAGVX	—	—
Vanguard Selected Value Fund	VASVX	—	—	—
Vanguard International Explorer ™ Fund	VINEX	—	—	—
Vanguard Mid-Cap Growth Fund	VMGRX	—	—	—
Vanguard High Dividend Yield Index Fund	—	VHYAX	—	VYM[3]
Vanguard Emerging Markets Government Bond Index Fund	—	VGAVX	VGIVX	VWOB[4]
Vanguard Global Minimum Volatility Fund	VMVFX	VMNVX	—	—
Vanguard International Dividend Appreciation Index Fund	—	VIAAX	—	VIGI[4]
Vanguard International Dividend Growth Fund	VIDGX	—	—	—
Vanguard International High Dividend Yield Index Fund	—	VIHAX	—	VYMI[4]
1
Individually, a class; collectively, the classes.
2
Individually, a Fund; collectively, the Funds.
3
Exchange: NYSE Arca.
4
Exchange: Nasdaq.
The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.
Throughout this document, any references to “class” apply only to the extent a Fund issues multiple classes.

Organization
The Trust was organized as a Maryland corporation in 1995 and was reorganized as a Delaware statutory trust in 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Whitehall Funds, Inc. The Trust is registered with the United States Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. All Funds within the Trust, other than Vanguard Emerging Markets Government Bond Index Fund, Vanguard Advice Select International Growth Fund, and Vanguard Advice Select Dividend Growth Fund are classified as diversified within the meaning of the 1940 Act. Vanguard Emerging Markets Government Bond Index Fund, Vanguard Advice Select International Growth Fund, and Vanguard Advice Select Dividend Growth Fund are classified as nondiversified within the meaning of the 1940 Act.
Service Providers
Custodians. The Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286 (for Vanguard Global Minimum Volatility Fund, Vanguard International Dividend Appreciation Index Fund, Vanguard International Dividend Growth Fund, and Vanguard International High Dividend Yield Index Fund); JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, NY 10179 (for Vanguard Advice Select International Growth Fund, Vanguard Advice Select Dividend Growth Fund, Vanguard Advice Select Global Value Fund, Vanguard International Explorer Fund, and Vanguard High Dividend Yield Index Fund); and State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114 (for Vanguard Selected Value Fund, Vanguard Mid-Cap Growth Fund, and Vanguard Emerging Markets Government Bond Index Fund), serve as the Funds’ custodians. The custodians are responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign subcustodians or foreign securities depositories.
Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm audits the Funds’ annual financial statements and provides other related services.
Transfer and Dividend-Paying Agent. The Funds’ transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.
Characteristics of the Funds’ Shares
Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.
Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.
Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan approved by the Fund’s board of trustees.
Voting Rights. Shareholders are entitled to vote on a matter if (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund’s net assets, to change any fundamental policy of a Fund (please see Fundamental Policies), and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or the class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote by the shareholders.
Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund’s net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.
Preemptive Rights. There are no preemptive rights associated with the Funds’ shares.
Conversion Rights. Fund shareholders may convert their shares into another class of shares of the same Fund upon satisfaction of any then-applicable eligibility requirements, as described in the Fund’s current prospectus. ETF Shares cannot be converted into conventional shares of a fund by a shareholder. For additional information about the conversion rights applicable to ETF Shares, please see Information About the ETF Share Class. There are no conversion rights associated with Vanguard Advice Select International Growth, Vanguard Advice Select Dividend Growth, Vanguard Advice Select Global Value, Vanguard International Dividend Growth, Vanguard Selected Value, Vanguard International Explorer, and Vanguard Mid-Cap Growth Funds.
Redemption Provisions. Each Fund’s redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.
Sinking Fund Provisions. The Funds have no sinking fund provisions.
Calls or Assessment. Each Fund’s shares, when issued, are fully paid and non-assessable.
Shareholder Rights. Any limitations on a shareholder’s right to bring an action do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such limitations. The Trust’s bylaws place limitations on the forum in which certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust may be heard. The bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Tax Status of the Funds
Each Fund expects to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements relating to the source of its income and the diversification of its assets. If a Fund fails to meet these requirements in any taxable year, the Fund will, in some cases, be able to cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, and/or disposing of certain assets. If the Fund is ineligible to or otherwise does not cure such failure for any year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.
Dividends received and distributed by each Fund on shares of stock of domestic corporations (excluding Real Estate Investment Trusts (REITs)) and certain foreign corporations generally may be eligible to be reported by the Fund, and treated by individual shareholders, as “qualified dividend income” taxed at long-term capital gain rates instead of at higher ordinary income tax rates. Individuals must satisfy holding period and other requirements in order to be eligible for such treatment. Also, distributions attributable to income earned on a Fund’s securities lending transactions, including substitute dividend payments received by a Fund with respect to a security out on loan, will not be eligible for treatment as qualified dividend income.

Taxable ordinary dividends received and distributed by each Fund on its REIT holdings may be eligible to be reported by a Fund, and treated by individual shareholders, as “qualified REIT dividends” that are eligible for a 20% deduction on their federal income tax returns. Individuals must satisfy holding period and other requirements in order to be eligible for this deduction. Without further legislation, the deduction would sunset after 2025. Shareholders should consult their own tax professionals concerning their eligibility for this deduction.
Dividends received and distributed by each Fund on shares of stock of domestic corporations (excluding REITs) may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Also, distributions attributable to income earned on a Fund’s securities lending transactions, including substitute dividend payments received by a Fund with respect to a security out on loan, will not be eligible for the dividends-received deduction.
Each Fund may declare a capital gain dividend consisting of the excess (if any) of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforwards of the Fund. Capital losses may be carried forward indefinitely and retain their character as either short-term or long-term.
Fundamental Policies
Each Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy or (2) more than 50% of the Fund’s net assets.
Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Diversification. For Vanguard International Explorer Fund, Vanguard Mid-Cap Growth Fund, Vanguard Global Minimum Volatility Fund, and Vanguard High Dividend Yield Index Fund: Each Fund may not change its classification as a “management company” or its subclassifications as an “open-end company” and as a “diversified company” as each such term is defined in the 1940 Act.

For Vanguard Selected Value Fund, Vanguard Advice Select Global Value Fund, Vanguard International Dividend Appreciation Index Fund, Vanguard International Dividend Growth Fund, and Vanguard International High Dividend Yield Index Fund: With respect to 75% of its total assets, each Fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

Vanguard Advice Select International Growth Fund and Vanguard Advice Select Dividend Growth Fund will limit the aggregate value of all holdings (except U.S. government securities, cash, and cash items, as defined under subchapter M of the IRC), each of which exceeds 5% of the Fund’s total assets or 10% of the issuer’s outstanding voting securities, to an aggregate of 50% of the Fund’s total assets as of the end of each quarter of the taxable year. Additionally, each Fund will limit the aggregate value of holdings of a single issuer (except U.S. government securities, as defined in the IRC) to a maximum of 25% of the Fund’s total assets as of the end of each quarter of the taxable year.
Industry Concentration. For Vanguard Advice Select International Growth Fund, Vanguard Advice Select Dividend Growth Fund, Vanguard Advice Select Global Value Fund, Vanguard Selected Value Fund, Vanguard International Dividend Growth Fund, Vanguard International Explorer Fund, Vanguard Global Minimum Volatility Fund, and Vanguard Mid-Cap Growth Fund: Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries.
For Vanguard High Dividend Yield Index Fund, Vanguard Emerging Markets Government Bond Index Fund, Vanguard International Dividend Appreciation Index Fund, and Vanguard International High Dividend Yield Index Fund: Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries, except as may be necessary to approximate the composition of its target index.

Investment Objective. The investment objective of Vanguard Selected Value Fund may not be materially changed without a shareholder vote.
Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent a Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.
Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Underwriting. Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.
Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see Investment Strategies, Risks, and Nonfundamental Policies.
None of these policies prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements. See Management of the Funds for more information.
Investment Strategies, Risks, and Nonfundamental Policies
Some of the investment strategies and policies described on the following pages and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.
The following investment strategies, risks, and policies supplement each Fund’s investment strategies, risks, and policies set forth in the prospectus. With respect to the different investments discussed as follows, a Fund may acquire such investments to the extent consistent with its investment strategies and policies.
Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets (at the time of borrowing) made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased with the proceeds of such borrowing. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4 under the 1940 Act.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.
Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock but are usually subordinated to senior debt obligations of the issuer.
The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible debt security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar debt security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and they are generally subject to a high degree of credit risk.
Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertible securities may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by a fund is subject to such redemption option and is called for redemption, the fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.
Cybersecurity Risks. A cybersecurity incident could subject the Vanguard funds, their advisors, and/or their third-party service providers to operational and financial risks. Cybersecurity incidents typically result from a deliberate attack, which could take multiple forms (e.g., phishing, malware, ransomware, or denial-of-service attacks), or wrongdoing by an authorized individual. In either case, sensitive assets, information, or data could fall into the hands of unauthorized individuals and potentially cause operational disruption. To prevent or reduce the impact of a cybersecurity incident, Vanguard has implemented controls, such as technological safeguards and business continuity plans. Cybersecurity risks are also present for third-party service providers (such as investment advisors, transfer agents, and custodians) that support the Vanguard funds. Vanguard has processes for assessing the cybersecurity programs implemented by a fund’s third-party service providers. These processes help reduce the risk of potential incidents that could impact a Vanguard fund and/or its shareholders.

Despite the measures described above, a cybersecurity incident could still disrupt business operations, which could affect a fund and/or its shareholders. Examples of impacts which might occur as a result of a cybersecurity incident include: a fund being unable to calculate its net asset value (NAV) or process transactions, fund shareholders being unable to place transactions or otherwise conduct business with Vanguard, or a fund being unable to safeguard its data or the personal information of its shareholders.
Debt Securities. A debt security, sometimes called a fixed income security, consists of a certificate or other evidence of a debt (secured or unsecured) upon which the issuer of the debt security promises to pay the holder a fixed, variable, or floating rate of interest for a specified length of time and to repay the debt on the specified maturity date. Some debt securities, such as zero-coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call risk, prepayment risk, extension risk, inflation risk, credit risk, liquidity risk, coupon deferral risk, lower recovery value risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws or an out-of-court restructuring of an issuer’s capital structure may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect to the same issuer or a related entity.
Depositary Receipts. Depositary receipts (also sold as participatory notes) are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution, and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and they are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.
A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of nonobjection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of noncash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.
For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.
Derivatives. A derivative is a financial instrument that has a value based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, certain forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and certain other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, may be privately negotiated and entered into in the over-the-counter market (OTC Derivatives) or may be cleared through a clearinghouse (Cleared Derivatives) and traded on an exchange or swap execution facility. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), certain swap agreements, such as certain standardized credit default and interest rate swap agreements, must be cleared through a clearinghouse and traded on an exchange or swap execution facility. This could result in an increase in the overall costs of such transactions. While the intent of derivatives regulatory reform is to mitigate risks associated with derivatives markets, the regulations could, among other things, increase liquidity and decrease pricing for more standardized products while decreasing liquidity and increasing pricing for less standardized products. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities or assets on which the derivatives are based.
Derivatives may be used for a variety of purposes, including—but not limited to—hedging, managing risk, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, and seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments. A fund may use derivatives as an alternate means to obtain economic exposure if the fund is required to limit its investment in a particular issuer or industry. Some investors may use derivatives primarily for speculative purposes while other uses of derivatives may not constitute speculation. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The other parties to a fund’s OTC Derivatives contracts (usually referred to as “counterparties”) will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such OTC Derivatives may qualify as securities or investments under such laws. A fund’s advisor(s), however, will monitor and adjust, as appropriate, the fund’s credit risk exposure to OTC Derivative counterparties.
Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
When a fund enters into a Cleared Derivative, an initial margin deposit with a Futures Commission Merchant (FCM) is required. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a Cleared Derivative over a fixed period. If the value of the fund’s Cleared Derivatives declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s Cleared Derivatives increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis.
For OTC Derivatives, a fund is subject to the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.
Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with certain OTC Derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.
Because certain derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives (in particular, OTC Derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.
On October 28, 2020, the Securities and Exchange Commission adopted new regulations governing the use of derivatives by registered investment companies (Rule 18f-4). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, treats derivatives as senior securities, and requires funds whose use of derivatives exceeds a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
Each Fund intends to comply with Rule 4.5 under the Commodity Exchange Act (CEA), under which a fund and Vanguard may be excluded from the definition of the term Commodity Pool Operator (CPO) if the fund meets certain conditions such as limiting its investments in certain CEA-regulated instruments (e.g., futures, options, or swaps) and complying with certain marketing restrictions. Accordingly, Vanguard is not subject to registration or regulation as a CPO with respect to each Fund under the CEA. A Fund will only enter into futures contracts and futures options that are traded on a U.S. or foreign exchange, board of trade, or similar entity or that are quoted on an automated quotation system.
Environmental, Social, and Governance (ESG) Considerations. A Vanguard fund’s consideration of ESG risk factors is driven first and foremost by the investment objective and principal investment strategies disclosed in the fund’s prospectus. For Vanguard funds whose index providers or advisors select securities based on disclosed ESG criteria (ESG funds), the ESG fund’s prospectus provides information about the ESG fund’s use of ESG criteria and related ESG investing risks.
Unless specifically disclosed in a fund’s prospectus, Vanguard funds do not seek to implement specific ESG impacts or strategies. However, except with respect to Vanguard equity index funds, a Vanguard fund’s advisor may consider risk factors that could be categorized as “ESG” as a component of the fund’s investment process if the advisor deems such risk factors to be financially material, either quantitatively or qualitatively. For example, as determined by the fund’s advisor, certain ESG risk factors may be considered as a means to assess long-term risk to shareholder value (e.g., risk analysis, credit analysis, or investment opportunities) as the advisor deems appropriate. Consideration of ESG risk factors will vary depending on a fund’s particular investment strategies as disclosed in its prospectus. The weight given to specific risk factors may vary across types of investments, industries, regions, and issuers and may change over time. Consideration of certain ESG risk factors may affect a fund’s exposure to certain issuers or industries. For purposes of this disclosure, “ESG risk factors” refers to financially material risk factors that could be viewed as ESG-focused. However, there are significant differences in how such terms are interpreted across funds, advisors, index providers, and individuals. It is possible that an advisor will not identify or evaluate every ESG risk factor that an investor would expect to be identified or evaluated, or that the advisor may not categorize a specific risk factor as “ESG.” The advisor’s assessment of an issuer may differ from that of other funds or an investor’s assessment of such issuer. As a result, securities selected by the advisor may not reflect the beliefs and values of any particular investor.
An advisor may be dependent on the availability of timely, complete, and accurate ESG data being reported by issuers and/or third-party research providers to evaluate ESG risk factors. ESG risk factors are often not uniformly measured or defined, which could impact an advisor’s ability to assess an issuer. Where ESG risk factor analysis is used as one part of an overall investment process (as may be the case for some or all of the funds included in this Statement of Additional Information), such funds may still invest in securities of issuers that all market participants may not view as ESG-focused.
Proxy Voting and Engagement. Vanguard’s Investment Stewardship Team, on behalf of the Board of Trustees of each Vanguard-advised U.S. fund, administers proxy voting for the equity holdings of the Vanguard-advised funds. The Investment Stewardship Team may engage with issuers to better understand how they are addressing material risks, including material ESG risks. Specifically, the Investment Stewardship Team may engage with company leaders and directors to understand how they oversee, mitigate, and disclose material risks to shareholders. With respect to material human-rights-related risks, where such matters are not addressed by applicable sanctions laws and regulations that restrict specific investments, the Investment Stewardship Team employs procedures to identify and monitor material human-rights-related risks to long-term shareholder returns at portfolio companies held by the Vanguard-advised funds and to understand how portfolio company boards are overseeing any such risks.
For funds advised by third-party advisory firms independent of Vanguard, such third-party advisory firms are responsible for administration of proxy voting and engagement with respect to the equity holdings they manage on behalf of the fund. A fund’s third-party advisor may consider various ESG risks to be material to companies and may have their own practices and policies related to engagement. For example, the advisor may consider environmental risks such as climate change to be a material risk to many companies and their shareholders’ long-term financial success. As a result, certain third-party advisors engage with particular issuers held by the fund(s) they manage to advocate for science-based targets to address long-term risk to shareholder value resulting from climate change as long as such targets are not contrary to the investment objective and strategy of such fund(s).
Regulatory Environment. The regulatory landscape for ESG investing is still developing, both within the United States and globally. As society’s focus on particular ESG issues, such as climate change, continues to evolve, the emphasis and direction of governmental policies are subject to change.
Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs). Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.
An investment in an ETF generally presents the same principal risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of an ETF’s shares may also be halted if the shares are delisted from the exchange without first being listed on another exchange or if the listing exchange’s officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”
Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter (OTC) markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.
Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there are risks that could result in a loss to the fund, including, but not limited to, the risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of a transaction. Securities of foreign issuers are generally more volatile and less liquid than securities of comparable U.S. issuers, and foreign investments may be effected through structures that may be complex or confusing. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. The risk that securities traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities, is also heightened. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Additionally, the imposition of economic or other sanctions on the United States by a foreign country, or on a foreign country or issuer by the United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. This may negatively impact the value and/or liquidity of a fund’s investments and could impair a fund’s ability to meet its investment objective or invest in accordance with its investment strategy. Sanctions could also result in the devaluation of a country’s currency, a downgrade in the credit ratings of a country or issuers in a country, or a decline in the value and/or liquidity of securities of issuers in that country.
Although an advisor will endeavor to achieve the most favorable execution costs for a fund’s portfolio transactions in foreign securities under the circumstances, commissions and other transaction costs are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a fund that invests primarily in foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Additionally, bankruptcy laws vary by jurisdiction and cash deposits may be subject to a custodian’s creditors. Certain foreign governments levy withholding or other taxes against dividend and interest income from, capital gains on the sale of, or transactions in foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from such securities.
The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and it tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Foreign Securities—Foreign Currency Transactions,” a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred from converting between various currencies in order to purchase and sell foreign securities, as well as by currency restrictions, exchange control regulations, currency devaluations, and political and economic developments.
Foreign Securities—Special Risks of Investing in China. Investing in companies or issuers economically tied to China involves a high degree of risk and special considerations not typically associated with investing in more developed economies or markets. Such risks may include but are not limited to: Chinese Government Risk, Sanctions/Geopolitical Risk, Emerging Market Risk, Chinese Renminbi Risk, Regulatory and Legal Framework Risk, and risks with accessing and investing in their equity and bond markets.
Chinese Government Risk. In China, there are no freely elected government officials and political opposition is largely suppressed. As a result, the Chinese government has an outsized impact on the Chinese market which is uncharacteristic when compared with developed nations. For example, the Chinese government has exercised authority over publicly traded Chinese companies in the past and may continue to do so. This authority can include, but is not limited to, dictating what types of products Chinese companies should produce and to whom such products can be sold, nationalizing assets, and pursuing regulatory enforcement in an unpredictable manner. The Chinese government could use this authority for a variety of reasons including targeting Chinese companies deemed to have violated Chinese interests or trying to reduce market volatility.
The nationalist focus of the Chinese government also can lead to the government making broad policy changes that deviate from what they have historically supported. The Chinese government has implemented several economic reforms since 1978. It is possible that these reforms may not be supported in the future and the government could return to a more centrally planned economy. Additional support to surrounding economies such as Hong Kong could be revoked, and foreign investment in China could be limited if not banned outright.
Sanctions/Geopolitical Risk. Investing in companies economically tied to China is subject to certain political risks. Following the establishment of the People’s Republic of China (PRC) by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and seized assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future, resulting in a full or partial loss of Chinese holdings.

China has many ongoing disputes with Hong Kong, Taiwan, the Xinjiang region and the Uyghur population, and other neighboring areas. These disputes continue to escalate due to ongoing Chinese military exercises (such as land reclamation efforts in the South China Sea), Chinese policymaking, human rights violations assertions by the UN and other developed nations, and statements from high-ranking Chinese government officials. In addition, the Chinese government has been accused of participating in state-sponsored cyberattacks against other foreign countries and foreign companies.
The resulting political tensions, including with the United States, have had and may continue to have impacts on the Chinese economy and its ability to sell certain goods. Other countries, including the U.S., have imposed and may continue to impose sanctions, tariffs, and embargoes or blocking of certain goods produced in China to affect the Chinese economy. Countries have also raised concerns about Chinese companies’ compliance with their own laws which could result in the delisting of securities. Compliance with sanctions could lead to a large market selloff, which could result in significant losses to investments. While tariffs and embargoes are not direct sanctions, they can still negatively affect the Chinese economy and individual Chinese companies. Lastly, because of the economic and financial market dependence between China and the surrounding regions, any decrease in demand for goods from China or an economic downturn in China, could negatively affect the economies and financial markets of the surrounding regions.
Emerging Market Risk. China’s economy is classified as an emerging market. However, China’s economy is considered to be more reliant on exports than other emerging markets and therefore could be negatively affected by a downturn in its export business. Chinese exports could be negatively affected by the aforementioned sanctions and geopolitical risk or other restrictions such as trade tariffs, embargoes, or capital controls. Chinese exports could also be affected by increasing competition across Asia’s other emerging economies, higher rates of inflation, and/or the erratic nature of economic growth in China.
Regulatory and Legal Framework Risk. China’s ability to develop and sustain its legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems could influence the course of foreign investment. Chinese companies are not subject to the same degree of regulation as those in the United States with respect to matters such as tender offer regulation, stockholder proxy requirements, and the requirements mandating timely and accurate disclosure of information. China lacks accounting, auditing, and financial reporting standards, and U.S. public accounting oversight boards are unable to inspect audit work papers and practices of registered accounting firms in China. Further complicating matters, some of China’s laws prohibit certain key information about their companies from being disclosed. As a result, obtaining the full financial picture of a publicly traded Chinese company may be more difficult than obtaining the full financial picture of a publicly traded U.S. company, making it harder to determine the true health of a company.
China’s legal framework may make it more difficult, if not impossible, to obtain or enforce a judgment compared to other countries. The Chinese regulatory framework is also less extensive and still developing regarding business entities and commercial transactions, which can make it challenging to navigate China’s markets. Chinese securities may be taxed differently than U.S. securities depending on the type of investment and the issuer.
Accessing and Investing in the Chinese Equity Market. China’s investment and banking systems are still developing, which subjects the settlement, clearing, and registration of securities transactions to additional risks and costs. Chinese companies can list their shares in a variety of ways, such as A shares, B shares, or H shares. These shares are traded on various exchanges, such as the Shanghai or Shenzhen exchange.
A-shares are generally bought through the Qualified Foreign Investor (QFI) program or Stock Connect. Trading through a license granted under the QFI regime is subject to policies and rules that are unique and evolving. In addition, QFI licenses can be revoked or restricted, preventing a fund from any future trading through the QFI regime. There are QFI custodial arrangements that can limit a fund’s ability to recover deposited cash if the QFI custodian becomes insolvent. Chinese regulators may impose fines or pursue other negative actions towards a QFI custodian if that custodian does not perform its required reporting obligations. Trades do not cross between the Shanghai and Shenzhen stock exchanges and a separate broker is assigned for each exchange. As a result, trades must be placed with separate brokers for different transaction sides, increasing complexity, potential for error, and costs.
Trading on Stock Connect is also subject to limitations such as daily quota limitations on purchases, limitations on transferability of shares, pre-delivery or pre-validation of cash or securities to or by a broker which may impact a fund’s ability to trade portfolio securities in a timely manner and can negatively affect a fund’s returns. Only certain A-shares are eligible to be accessed through Stock Connect and these securities could lose their eligibility at any time. Stock

Connect utilizes an omnibus clearing structure, and a fund’s shares will be registered in the custodian’s name on the Hong Kong Central Clearing and Settlement System. This may reduce a manager’s ability to effectively manage a fund’s holdings, including the potential enforcement of equity owner rights. B shares can only be traded by non-residents of the PRC or residents with an appropriate foreign currency account that meets certain requirements.
China’s foreign ownership limitations may result in limitations on investment or the return of profits if a fund purchases and sells shares of an issuer in which it owns 5% or more of the shares issued within a six-month period. It is unclear whether China will aggregate a fund’s holdings with other affiliated funds in determining the 5% ownership level. The restrictions on ownership and ability of Chinese regulatory authorities and Chinese issuers to suspend trading, their willingness to exercise this option in response to market volatility and other events, can negatively affect liquidity and volatility of the Chinese markets.
It is also possible to gain exposure to certain Chinese companies through legal structures known as Variable Interest Entities (VIEs). The VIE structure is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts and/or prohibits foreign investments, such as internet, media, education, and telecommunications. VIEs seek to establish claims to a China-based company’s profits and control of its assets through contractual arrangements. While VIEs are a longstanding industry practice, they are not formally recognized under Chinese law or approved by Chinese regulators. It is also uncertain whether Chinese officials or regulators will prohibit Chinese companies from accessing foreign investment through VIEs or remove VIEs’ ability to pass through economic and governance rights to foreign individuals and entities. The contractual arrangements with the VIE also may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of a VIE could decide to breach the contractual arrangements and may have conflicting interests and fiduciary duties as compared to foreign investors in the shell company. Further, any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts through Chinese courts and/or arbitration bodies, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent loss, and in turn, adversely affect a fund’s returns and net asset value. Additionally, an investor’s rights may be limited with respect to the underlying Chinese operating company.
Accessing and Investing in the Chinese Bond Market. The People’s Bank of China has established a program that permits eligible foreign investors to invest directly in bonds traded on the Chinese Interbank Bond Market (CIBM). While the CIBM is relatively large and trading volumes are generally high, the market has similar risks as bond markets in other emerging market countries. A fund may invest in the bonds available on the CIBM through Bond Connect, which was established with the Hong Kong Monetary Authority as a way to permit overseas investors to trade in each other’s respective markets. Bond Connect provides a connection between mainland China- and Hong Kong-based financial institutions, permitting securities trading between the mainland China and Hong Kong markets electronically, thus eliminating the stricter restrictions that were present under previous access models.
Investing in securities traded on the CIBM through Bond Connect is subject to regulatory risks. The relevant rules, regulations, structure, terms, and a fund’s ability to access Bond Connect may be subject to change with minimal notice and any changes have the potential to be applied retroactively. For example, if Bond Connect is not operating or trading is otherwise suspended, a fund’s ability to trade bonds in a timely manner may be affected and there may be negative impacts on the fund. Additionally, market volatility and possible lack of liquidity due to low trading volume on the CIBM may result in significant fluctuations in the prices of certain bonds traded on the CIBM. The bid-ask spreads of the prices of such securities may be large, and a fund may therefore incur significant costs and may suffer losses when selling such investments. Further, the bonds traded on the CIBM may be difficult or impossible to sell, which may impact a fund’s ability to acquire or dispose of such securities at their expected prices.
Bonds issued by Chinese companies or the Chinese government may be dollar denominated. These dollar-denominated bonds carry some of the same risks as RMB-denominated bonds traded through Bond Connect, but generally benefit from reduced currency risk since a fund does not need to engage in currency trading to settle the trade.
Foreign Securities—Emerging Market Risk. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks may significantly affect the value of emerging market investments and include: (i) nationalization or expropriation of assets or confiscatory taxation; (ii) currency devaluations and other currency exchange rate fluctuations; (iii) greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); (iv) more substantial government involvement in and control over the economy; (v) less government supervision and regulation of the securities markets and participants in those markets and possible arbitrary and unpredictable enforcement of securities regulations and other laws, which may increase the risk of market manipulation; (vi) controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; (vii) unavailability of currency-hedging techniques in certain emerging market countries; (viii) generally smaller, less seasoned, or newly-organized companies; (ix) differences in, or lack of, corporate governance, accounting, auditing, recordkeeping, and financial reporting standards, which may result in unavailability of material information about issuers and impede evaluation of such issuers; (x) difficulty in obtaining and/or enforcing a judgment in a court outside the United States; and (xi) greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Custodial expenses and other investment-related costs are often more expensive in emerging market countries, which can reduce a fund’s income from investments in securities or debt instruments of emerging market country issuers. Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies. There may also be limited regulatory oversight of certain foreign subcustodians that hold foreign securities subject to the supervision of a fund’s primary U.S.-based custodian. A fund may be limited in its ability to recover assets if a foreign subcustodian becomes bankrupt or otherwise unable or unwilling to return assets to the fund, which may expose the fund to risk, especially in circumstances where the fund’s primary custodian may not be contractually obligated to make the fund whole for the particular loss.

Emerging market investments also carry the risk that strained international relations may give rise to retaliatory actions, including actions through financial markets such as purchase and ownership restrictions, sanctions, tariffs, seizure of assets, cyberattacks, and unpredictable enforcement of securities regulations and other laws. Such actual and/or threatened retaliatory actions may impact emerging market economies and issuers in which a fund invests. For example, in China, ownership of companies in certain sectors by foreign individuals and entities is prohibited.
Foreign Securities—Foreign Currency Transactions. The value in U.S. dollars of a fund’s non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities.in connection with its investments in foreign securities. A fund will enter into foreign currency transactions only to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.
Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives.
Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or to take advantage of a more liquid or more efficient market for the tracking currency. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.
A fund may hold a portion of its assets in bank deposits denominated in foreign currencies so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these assets are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.
Forecasting the movement of the currency market is extremely difficult. Whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave a fund in a less advantageous position than if such a hedge had not been established. Because forward currency contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll over a forward currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.
Foreign Securities—Foreign Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”
Foreign Securities—Russian Market Risk. There are significant risks inherent in investing in Russian securities. The underdeveloped state of Russia’s banking system subjects the settlement, clearing, and registration of securities transactions to significant risks. In March of 2013, the National Settlement Depository (NSD) began acting as a central depository for the majority of Russian equity securities; the NSD is now recognized as the Central Securities Depository in Russia. For Russian issuers with fewer than 50 shareholders, ownership records are maintained only by registrars who are under contract with the issuers and are currently not settled with the NSD. Although a Russian subcustodian will maintain copies of the registrar’s records (Share Extracts) on its premises, such Share Extracts are not recorded with the NSD and may not be legally sufficient to establish ownership of securities. The registrars may not be independent from the issuer, are not necessarily subject to effective state supervision, and may not be licensed with any governmental entity. A fund will endeavor to ensure by itself or through a custodian or other agent that the fund’s interest continues to be appropriately recorded for Russian issuers with fewer than 50 shareholders by inspecting the share register and by obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability, and the possibility exists that a subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or may improperly dilute its interest. In addition, although applicable Russian regulations impose liability on registrars for losses resulting from their errors, a fund may find it difficult to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Russia’s large-scale invasion of Ukraine has resulted in sanctions against Russian governmental institutions, Russian entities, and Russian individuals that may result in the devaluation of Russian currency; a downgrade in the country’s credit rating; a freeze of Russian foreign assets; a decline in the value and liquidity of Russian securities, properties, or interests; and other adverse consequences to the Russian economy and Russian assets. In addition, a fund’s ability to price, buy, sell, receive, or deliver Russian investments has been and may continue to be impaired. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a fund, even if the fund does not have direct exposure to securities of Russian issuers.

Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash-settled futures contracts, the cash settlement amount is equal to the difference between the final settlement or market price for the relevant commodity on the last trading day of the contract and the price for the relevant commodity agreed upon at the outset of the contract. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.
The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. If the value of the fund’s position declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s position increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis. A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.
A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
Futures Contracts and Options on Futures Contracts—Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.
A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day, and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. U.S. Treasury futures are generally not subject to such daily limits.
A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.
A fund could lose margin payments it has deposited with its FCM if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.
Interfund Borrowing and Lending. The SEC has granted an exemption permitting registered open-end Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction, (2) no fund may lend money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan, and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Investing for Control. Each Vanguard fund invests in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, a Vanguard fund does not seek to acquire, individually or collectively with any other Vanguard fund, enough of a company’s outstanding voting stock to have control over management decisions. A Vanguard fund does not invest for the purpose of controlling a company’s management.
Legal and Regulatory Risk. Vanguard funds and their advisors are subject to an extensive and complex set of laws and regulations. These laws and regulations have evolved rapidly in recent years and likely will continue to evolve. Changes and additions to laws and regulations can result in unintended or unexpected impacts, including impacts to the value of a fund’s investments, a fund’s investment strategy, and/or a fund’s ability to manage tax consequences. In addition, complying with new or changing laws or regulations generally can be expected to increase operational costs, which can have a negative impact on fund performance.
Market Disruption. Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks discussed above and in a fund’s prospectus. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments and operation of a fund. These events could also result in the closure of businesses that are integral to a fund’s operations or otherwise disrupt the ability of employees of fund service providers to perform essential tasks on behalf of a fund.
Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call option) or to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve credit risk to the counterparty, whereas for exchange-traded, centrally cleared options, credit risk is mutualized through the involvement of the applicable clearing house.
The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price, which is the predetermined price at which the option may be exercised. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
If a trading market, in particular options, were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.
A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

OTC Swap Agreements. An over-the-counter (OTC) swap agreement, which is a type of derivative, is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.
Examples of OTC swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, excess return swaps, and total return swaps. Most OTC swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under an OTC swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. OTC swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.
An OTC option on an OTC swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
The use of OTC swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. OTC swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of an OTC swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.
OTC swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If an OTC swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, OTC swap transactions may be subject to a fund’s limitation on investments in illiquid securities.
OTC swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive or inexpensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the OTC swap agreement.
Because certain OTC swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain OTC swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged OTC swap transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
Like most other investments, OTC swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing OTC swap positions for the fund. If the advisor attempts to use an OTC swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the OTC swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving OTC swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many OTC swaps are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

The use of an OTC swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.
Other Investment Companies. A fund may invest in other investment companies, including ETFs, non-exchange traded U.S. registered open-end investment companies (mutual funds), and closed-end investment companies, to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund may invest up to 10% of its assets in shares of investment companies generally and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company.SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement. Rule 12d1-4 is also designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent a fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the acquired fund will be limited in the amount it could invest in other investment companies and private funds. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but they also may indirectly bear similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will thus overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses. Shareholders would also be exposed to the risks associated not only with the investments of the fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.
A fund may be limited to purchasing a particular share class of other investment companies (underlying funds). In certain cases, an investor may be able to purchase lower-cost shares of such underlying funds separately, and therefore be able to construct, and maintain over time, a similar portfolio of investments while incurring lower overall expenses.
Ownership Limitations and Regulatory Relief. The more assets that Vanguard, its affiliates, and its external advisors manage, the more the Vanguard funds are or may be negatively impacted by ownership restrictions and limitations imposed by law, by regulation or regulators, or by issuers. Ownership restrictions and limitations can apply to certain industries (for example, banking, insurance, and utilities), certain issuers (who may, for example, have mechanisms such as poison pills in place to prevent takeovers), or certain transactions, and will also vary significantly in different contexts. A fund can be subject to more than one ownership limitation depending on its holdings, and each ownership limitation can impact multiple securities held by the fund.
Ownership limitations can restrict or impair a fund’s investment activities in a variety of ways. To meet the requirements of a limitation or restriction, a fund may be unable to purchase or directly hold a security the fund would otherwise purchase or hold if the limitation did not apply. For index funds, this means a fund may not be able to track its index as closely as it would if it was not subject to an ownership limitation because the fund cannot buy its desired amount of an impacted security. For actively managed funds, this means a fund may miss an opportunity to invest in an impacted security that the fund’s investment advisor otherwise would invest in if the fund were not subject to an ownership limitation. These types of restrictions could negatively impact a fund’s performance.
When a Vanguard fund is subject to an ownership limitation, Vanguard or the fund typically will seek permission to exceed the limitation. However, there is no guarantee that permission will be granted, or that, once granted, it will not be modified or revoked at a later date. If this happens, the fund could be required to sell or otherwise dispose of holdings in one or more issuers to comply with limitations. In order to obtain permission to exceed an ownership limitation, Vanguard may have to agree to certain conditions that will impact its ability to exercise rights on behalf of funds. For example, Vanguard may be required to agree to vote proxies in a certain way for any securities Vanguard funds hold that exceed a particular ownership limitation.
For situations in which Vanguard does not have or is unable to obtain permission to exceed ownership limitations, Vanguard, its affiliates, and its external advisors have adopted a policy designed to allocate ownership of impacted securities across Vanguard products in a way that Vanguard deems fair and equitable over time. This allocation policy could result in certain Vanguard products obtaining zero or reduced direct exposure to one or more impacted securities and/or indirect exposure to impacted securities. In order to obtain indirect exposure, funds may use derivatives (such as total return swaps) or invest in totally held subsidiaries that hold the impacted securities. Both of these ways of obtaining indirect exposure may be more costly than owning securities of the issuer directly. Depending on the circumstances, certain Vanguard funds may incur and bear the costs associated with transactions entered into for these purposes that other Vanguard funds do not incur and bear. In addition, Vanguard, its affiliates, and its external advisors are not able to guarantee that they will be able to obtain some or all of the derivatives that funds want in order to gain indirect exposure to an impacted security. This limited availability of derivatives may impact the ability of a fund to meet its investment objective or invest in accordance with its investment strategy, and/or have additional impacts to fund performance. Additionally, funds that use derivatives for indirect exposure are subject to derivatives-related risks.
Ownership limitations and the use of derivatives to address ownership limitations could result in unanticipated tax consequences to a fund that may affect the amount, timing, and character of distributions to shareholders. The taxation of derivatives can be complex and, depending upon the type and amount of derivatives employed by a fund, the tax consequences of using derivatives could be worse than the tax consequences that result from direct exposure to impacted securities.
Ownership limitations are highly complex. It is possible that, despite a fund’s intent to either comply with or be granted permission to exceed ownership limitations, it may inadvertently breach a limit.
Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. In addition, preferred stock may be subject to more abrupt or erratic price movements than common stock or debt securities because preferred stock may trade with less frequency and in more limited volume.
Real Estate Investment Trusts (REITs). An equity REIT owns real estate properties directly and generates income from rental and lease payments. Equity REITs also have the potential to generate capital gains as properties are sold at a profit. A mortgage REIT makes construction, development, and long-term mortgage loans to commercial real estate developers and earns interest income on these loans. A hybrid REIT holds both properties and mortgages. To avoid taxation at the corporate level, REITs must distribute most of their earnings to shareholders.
Investments in REITs are subject to many of the same risks as direct investments in real estate. In general, real estate values can be affected by a variety of factors, including, but not limited to, supply and demand for properties, general or local economic conditions, and the strength of specific industries that rent properties. Ultimately, a REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, regulatory limitations on rents, fluctuations in rental income, variations in market rental rates, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws.
The value of a REIT may also be affected by changes in interest rates. Rising interest rates generally increase the cost of financing for real estate projects, which could cause the value of an equity REIT to decline. During periods of declining interest rates, mortgagors may elect to prepay mortgages held by mortgage REITs, which could lower or diminish the yield on the REIT. REITs are also subject to heavy cash-flow dependency, default by borrowers, and changes in tax and regulatory requirements. In addition, a REIT may fail to meet the requirements for qualification and taxation as a REIT under the IRC and/or fail to maintain exemption from the 1940 Act.
Reliance on Service Providers, Data Providers, and Other Technology. Vanguard funds rely upon the performance of service providers to execute several key functions, which may include functions integral to a fund’s operations. Failure by any service provider to carry out its obligations to a fund could disrupt the business of the fund and could have an adverse effect on the fund’s performance. A fund’s service providers’ reliance on certain technology or information vendors (e.g., trading systems, investment analysis tools, benchmark analytics, and tax and accounting tools) could also adversely affect a fund and its shareholders. For example, a fund’s investment advisor may use models and/or data with respect to potential investments for the fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance upon such models or data expose a fund to potential risks.
Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a debt security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a bank, a broker, a dealer, or another counterparty that meets minimum credit requirements and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, dealer, or other counterparty that meets minimum credit requirements to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.
The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control, and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
Restricted and Illiquid Securities/Investments (including Private Placements). Illiquid securities/investments are investments that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The SEC generally limits aggregate holdings of illiquid securities/investments by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities/investments and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) certain loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) private equity investments, (7) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and (8) securities whose disposition is restricted under the federal securities laws. Illiquid securities/investments may include restricted, privately placed securities (such as private investments in public equity (PIPEs) or special purpose acquisition companies (SPACs)) that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a market develops for a restricted security held by a fund, it may be treated as a liquid security in accordance with guidelines approved by the board of trustees.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. In addition to the risk of such a loss, fees charged to the fund may exceed the return the fund earns from investing the proceeds received from the reverse repurchase agreement transaction. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor. If the buyer in a reverse repurchase agreement becomes insolvent or files for bankruptcy, a fund’s use of proceeds from the sale may be restricted while the other party or its trustee or receiver determines if it will honor the fund’s right to repurchase the securities. If the fund is unable to recover the securities it sold in a reverse repurchase agreement, it would realize a loss equal to the difference between the value of the securities and the payment it received for them.
Securities Lending. A fund may lend its securities to financial institutions (typically brokers, dealers, and banks) to generate income for the fund. There are certain risks associated with lending securities, including counterparty, credit, market, regulatory, and operational risks. Vanguard considers the creditworthiness of the borrower, among other factors, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for certain types of foreign securities, as well as certain types of borrowers that are subject to global regulatory regimes. If a fund is not able to recover the securities lent, the fund may sell the collateral and purchase a replacement security in the market. Collateral investments are subject to market appreciation or depreciation. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Currently, a fund invests cash collateral into Vanguard Market Liquidity Fund, an affiliated money market fund that invests primarily in high-quality, short-term money market instruments.
The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1∕3% of the fund’s total assets and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks to market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest-bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by a fund will comply with any other applicable regulatory requirements. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect to which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A fund bears the risk that there may be a delay in the return of the securities, which may impair the fund’s ability to vote on such a matter. See Tax Status of the Funds for information about certain tax consequences related to a fund’s securities lending activities.
Pursuant to Vanguard’s securities lending policy, Vanguard’s fixed income and money market funds are not permitted to, and do not, lend their investment securities.
Tax Matters—Federal Tax Discussion. Discussion herein of U.S. federal income tax matters summarizes some of the important, generally applicable U.S. federal tax considerations relevant to investment in a fund based on the IRC, U.S. Treasury regulations, and other applicable authorities. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. Each Fund has not requested and will not request an advance ruling from the Internal Revenue Service (IRS) as to the U.S. federal income tax matters discussed in this Statement of Additional Information. In some cases, a fund’s tax position may be uncertain under current tax law and an adverse determination or future guidance by the IRS with respect to such a position could adversely affect the fund and its shareholders, including the fund’s ability to continue to qualify as a regulated investment company or to continue to pursue its current investment strategy. A shareholder should consult their tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.

Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions. A fund’s transactions in derivative instruments (including, but not limited to, options, futures, forward contracts, and swap agreements), as well as any of the fund’s hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules that accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Tax Matters—Federal Tax Treatment of Futures Contracts. For federal income tax purposes, a fund generally must recognize, as of the end of each taxable year, any net unrealized gains and losses on certain futures contracts, as well as any gains and losses actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.
A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund’s other investments, and shareholders will be advised on the nature of the distributions.
Tax Matters—Federal Tax Treatment of Non-U.S. Currency Transactions. Special rules generally govern the federal income tax treatment of a fund’s transactions in the following: non-U.S. currencies; non-U.S. currency-denominated debt obligations; and certain non-U.S. currency options, futures contracts, forward contracts, and similar instruments. Accordingly, if a fund engages in these types of transactions it may have ordinary income or loss to the extent that such income or loss results from fluctuations in the value of the non-U.S. currency concerned. Such ordinary income could accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any ordinary loss so created will generally reduce ordinary income distributions and, in some cases, could require the recharacterization of prior ordinary income distributions. Net ordinary losses cannot be carried forward by the fund to offset income or gains realized in subsequent taxable years.
Any gain or loss attributable to the non-U.S. currency component of a transaction engaged in by a fund that is not subject to these special currency rules (such as foreign equity investments other than certain preferred stocks) will generally be treated as a capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.
To the extent a fund engages in non-U.S. currency hedging, the fund may elect or be required to apply other rules that could affect the character, timing, or amount of the fund’s gains and losses. For more information, see “Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions.”
Tax Matters—Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund’s total assets are invested in securities of foreign issuers, the fund may elect to pass through to shareholders the ability to deduct or, if they meet certain holding period requirements, take a credit for foreign taxes paid by the fund. Similarly, if at the close of each quarter of a fund’s taxable year, at least 50% of its total assets consist of interests in other regulated investment companies, the fund is permitted to elect to pass through to its shareholders the foreign income taxes paid by the fund in connection with foreign securities held directly by the fund or held by a regulated investment company in which the fund invests that has elected to pass through such taxes to shareholders.
Tax Matters—Passive Foreign Investment Companies. To the extent that a fund invests in stock in a foreign company, such stock may constitute an equity investment in a passive foreign investment company (PFIC). A foreign company is generally a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of an interest in a PFIC will be deemed ordinary income regardless of how long a fund held it. Also, a fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned in respect to PFIC interests, whether or not such amounts are distributed to shareholders. To avoid such tax and interest, a fund may elect to “mark to market” its PFIC interests, that is, to treat such interests as sold on the last day of a fund’s fiscal year, and to recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income (or loss) each year. Distributions from a fund that are attributable to income or gains earned in respect to PFIC interests are characterized as ordinary income.
Tax Matters—Real Estate Mortgage Investment Conduits. If a fund invests directly or indirectly, including through a REIT or other pass-through entity, in residual interests in real estate mortgage investment conduits (REMICs) or equity interests in taxable mortgage pools (TMPs), a portion of the fund’s income that is attributable to a residual interest in a REMIC or an equity interest in a TMP (such portion referred to in the IRC as an “excess inclusion”) will be subject to U.S. federal income tax in all events—including potentially at the fund level—under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (2) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity, which otherwise might not be required, to file a tax return and pay tax on such income; and (3) in the case of a non-U.S. investor, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the IRC. As a result, a fund investing in such interests may not be suitable for charitable remainder trusts. See “Tax Matters—Tax-Exempt Investors.”
Tax Matters—Tax Considerations for Non-U.S. Investors. U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments made by non-U.S. investors in Vanguard funds. Certain properly reported distributions of qualifying interest income or short-term capital gain made by a fund to its non-U.S. investors are exempt from U.S. withholding taxes, provided the investors furnish valid tax documentation (i.e., IRS Form W-8) certifying as to their non-U.S. status.
A fund is permitted, but is not required, to report any of its distributions as eligible for such relief, and some distributions (e.g., distributions of interest a fund receives from non-U.S. issuers) are not eligible for this relief. For some funds, Vanguard has chosen to report qualifying distributions and apply the withholding exemption to those distributions when made to non-U.S. shareholders who invest directly with Vanguard. For other funds, Vanguard may choose not to apply the withholding exemption to qualifying fund distributions made to direct shareholders, but may provide the reporting to such shareholders. In these cases, a shareholder may be able to reclaim such withholding tax directly from the IRS.
If shareholders hold fund shares (including ETF shares) through a broker or intermediary, their broker or intermediary may apply this relief to properly reported qualifying distributions made to shareholders with respect to those shares. If a shareholder’s broker or intermediary instead collects withholding tax where the fund has provided the proper reporting, the shareholder may be able to reclaim such withholding tax from the IRS. Please consult your broker or intermediary regarding the application of these rules.
This relief does not apply to any withholding required under the Foreign Account Tax Compliance Act (FATCA), which generally requires a fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on fund distributions. Please consult your tax advisor for more information about these rules.
Tax Matters—Tax-Exempt Investors. Income of a fund that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).
A tax-exempt shareholder may also recognize UBTI if a fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. See “Tax Matters—Real Estate Mortgage Investment Conduits.”

In addition, special tax consequences apply to charitable remainder trusts that invest in a fund that invests directly or indirectly in residual interests in REMICs or equity interests in TMPs. Charitable remainder trusts and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.
Time Deposits. Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and, to a lesser extent, income risk, market risk, and liquidity risk). Additionally, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, time deposits of such issuers will undergo the same type of credit analysis as domestic issuers in which a Vanguard fund invests and will have at least the same financial strength as the domestic issuers approved for the fund.
Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Other kinds of warrants exist, including, but not limited to, warrants linked to countries’ economic performance or to commodity prices such as oil prices. These warrants may be subject to risk from fluctuation of underlying assets or indexes, as well as credit risk that the issuer does not pay on the obligations and risk that the data used for warrant payment calculation does not accurately reflect the true underlying commodity price or economic performance.
When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund complies with Rule 18f-4.
Regulatory Restrictions in India. Shares of Vanguard Advice Select International Growth Fund, Vanguard Advice Select Dividend Growth Fund, Vanguard Advice Select Global Value Fund, Vanguard International Explorer Fund, Vanguard Global Minimum Volatility Fund, Vanguard International Dividend Appreciation Index Fund, and Vanguard International High Dividend Yield Index Fund have not been, and will not be, registered under the laws of India and are not intended to benefit from any laws in India promulgated for the protection of shareholders. As a result of regulatory requirements in India, shares of each Fund shall not be knowingly offered to (directly or indirectly) or sold or delivered to (within India); transferred to or purchased by; or held by, for, on the account of, or for the benefit of (i) a “person resident in India” (as defined under applicable Indian law), (ii) an “overseas corporate body” or a “person of Indian origin” (as defined under applicable Indian law), or (iii) any other entity or person disqualified or otherwise prohibited from accessing the Indian securities market under applicable laws, as may be amended from time to time. Investors, prior to purchasing shares of each Fund, must satisfy themselves regarding compliance with these requirements.
Share Price
Multiple-class funds do not have a single share price. Rather, each class has a share price, also known as net asset value (NAV), which is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, each Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share for Vanguard High Dividend Yield Index Fund, Vanguard Global Minimum Volatility Fund, Vanguard Emerging Markets Government Bond Index Fund, Vanguard International Dividend Appreciation Index Fund, and Vanguard International High Dividend Yield Index Fund is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. NAV per share for Vanguard Advice Select International Growth Fund, Vanguard Advice Select Dividend Growth Fund, Vanguard Advice Select Global Value Fund, Vanguard International Dividend Growth Fund, Vanguard Selected Value Fund, Vanguard International Explorer Fund, and Vanguard Mid-Cap Growth Fund is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
The NYSE typically observes the following holidays: New Year’s Day; Martin Luther King, Jr., Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.
Purchase and Redemption of Shares
Purchase of Shares  (other than ETF Shares)
The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in each Fund’s prospectus.

The Funds (other than Vanguard Emerging Markets Government Bond Index Fund, Vanguard International Dividend Appreciation Index Fund, and Vanguard International High Dividend Yield Index Fund) do not charge purchase fees. Vanguard Emerging Markets Government Bond Index Fund charges a 0.75% purchase fee, and Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund each charge a 0.25% purchase fee. The purchase fee is paid to each Fund to reimburse it for the transaction costs incurred from purchasing securities. The fee is deducted from all purchases, including shares purchased by exchange from other Vanguard funds. Information regarding the application of purchase fees is described more fully in each Fund’s prospectus.
Exchange of Securities for Shares of a Fund. Shares of a Fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash) at the discretion of each Fund’s portfolio manager. Such securities must not be restricted as to transfer and must have a value that is readily ascertainable. Securities accepted by each Fund will be valued, as set forth in the Fund’s prospectus, as of the time of the next determination of NAV after such acceptance. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of each Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes, depending upon the cost of the securities tendered, would be realized by the investor upon the exchange. Investors interested in purchasing fund shares in kind should contact Vanguard.
Redemption of Shares  (other than ETF Shares)
The redemption price of shares of each Fund is the NAV per share next determined after the redemption request is received in good order, as defined in each Fund’s prospectus.
Each Fund can postpone payment of redemption proceeds for up to seven calendar days. In addition, each Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days (1) during any period that the NYSE is closed or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; or (3) for such other periods as the SEC may permit.
The Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.

If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the Fund’s board of trustees. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.
The Funds (other than Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund) do not charge redemption fees. Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund each charge a 0.25% redemption fee. The redemption fee is paid to each Fund to reimburse it for the transaction costs incurred from liquidating securities in order to meet fund redemptions. Information regarding the application of redemption fees is described more fully in each Fund’s prospectus. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.
Vanguard processes purchase and redemption requests through a pooled account. Pending investment direction or distribution of redemption proceeds, the assets in the pooled account are invested and any earnings (the “float”) are allocated proportionately among the Vanguard funds in order to offset fund expenses. Other than the float, Vanguard treats assets held in the pooled account as the assets of each shareholder making such purchase or redemption request.
Right to Change Policies
Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud or financial exploitation or abuse, or will protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Investing With Vanguard Through Other Firms
Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf (collectively, Authorized Agents). The Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund’s instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the NAV per share next determined after the order is received by the Authorized Agent.
Management of the Funds
Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each fund is a series of a Delaware statutory trust. The funds obtain virtually all of their corporate management, administrative, and distribution services through the trusts’ jointly owned subsidiary, Vanguard. Vanguard may contract with certain third-party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the funds, subject to Vanguard’s oversight.  Vanguard also provides investment advisory services to certain Vanguard funds. All of these services are provided at Vanguard’s total cost of operations pursuant to the Fifth Amended and Restated Funds’ Service Agreement (the Agreement).
Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund (other than a fund of funds) pays its share of Vanguard’s total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodial fees.

Pursuant to an agreement between Vanguard and JPMorgan Chase Bank, N.A. (JPMorgan), JPMorgan provides services for Vanguard Advice Select International Growth Fund, Vanguard Advice Select Dividend Growth Fund, Vanguard Advice Select Global Value Fund, Vanguard High Dividend Yield Index Fund and Vanguard International Explorer Fund. These services include, but are not limited to: (i) the calculation of such funds’ daily NAVs and (ii) the furnishing of financial reports. The fees paid to JPMorgan under this agreement are based on a combination of flat and asset based fees. During the fiscal years ended October 31, 2022, 2023, and 2024, JPMorgan had received fees from the Funds for administrative services rendered as shown in the table below.

Pursuant to an agreement between Vanguard and State Street Bank and Trust Company (State Street), State Street provides services for Vanguard Emerging Markets Government Bond Index Fund, Vanguard Global Minimum Volatility Fund, Vanguard International Dividend Appreciation Index Fund, Vanguard International Dividend Growth Fund, Vanguard International High Dividend Yield Index Fund, Vanguard Mid-Cap Growth Fund, and Vanguard Selected Value Fund. These services include, but are not limited to: (i) the calculation of such funds’ daily NAVs and (ii) the furnishing of financial reports. The fees paid to State Street under this agreement are based on a combination of flat and asset based fees. As of the fiscal years ended October 31, 2022, 2023, and 2024, State Street had received fees from the Funds for administrative services rendered as shown in the table below.
Vanguard Fund	2022	2023	2024
Vanguard Advice Select Dividend Growth Fund	$—	$—	$16,499.94
Vanguard Advice Select Global Value Fund	—	—	16,499.94
Vanguard Advice Select International Growth Fund	—	—	16,499.94
Vanguard Emerging Markets Government Bond Index Fund	21,500.03	21,500.05	21,604.15
Vanguard Global Minimum Volatility Fund	21,500.04	21,500.04	21,520.86
Vanguard High Dividend Yield Index Fund	16,999.92	16,999.92	16,499.88
Vanguard International Dividend Appreciation Index Fund	21,500.04	21,500.04	21,520.86
Vanguard International Dividend Growth Fund(1)	—	—	—
Vanguard International Explorer Fund	16,999.92	16,999.92	16,499.94
Vanguard International High Dividend Yield Index Fund	21,500.04	21,500.04	21,520.86
Vanguard Mid-Cap Growth Fund	21,500.04	21,500.04	21,437.53
Vanguard Selected Value Fund	21,500.04	21,500.04	21,437.53
1 The Fund commenced operations on November 15, 2023.
The funds’ officers are also employees of Vanguard.
Vanguard, Vanguard Marketing Corporation (VMC), the funds, and the funds’ advisors have adopted codes of ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The codes of ethics permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the codes of ethics require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.
Vanguard was established and operates under the Agreement. The Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital.

As of October 31, 2024, each Fund contributed capital to Vanguard as follows:
Vanguard Fund	Capital Contribution to Vanguard	Percentage of Fund’s Average Net Assets	Percent of Vanguard’s Capitalization
Vanguard Advice Select Dividend Growth Fund	$23,000	Less than 0.01%	0.01%
Vanguard Advice Select Global Value Fund	35,000	Less than 0.01%	0.01
Vanguard Advice Select International Growth Fund	27,000	Less than 0.01%	0.01
Vanguard Emerging Markets Government Bond Index Fund	161,000	Less than 0.01%	0.06
Vanguard Global Minimum Volatility Fund	57,000	Less than 0.01%	0.02
Vanguard High Dividend Yield Index Fund	1,978,000	Less than 0.01%	0.79
Vanguard International Dividend Appreciation Index Fund	215,000	Less than 0.01%	0.09
Vanguard International Dividend Growth Fund	3,000	Less than 0.01%	Less than 0.01%
Vanguard International Explorer Fund	39,000	Less than 0.01%	0.02
Vanguard International High Dividend Yield Index Fund	236,000	Less than 0.01%	0.09
Vanguard Mid-Cap Growth Fund	84,000	Less than 0.01%	0.03
Vanguard Selected Value Fund	194,000	Less than 0.01%	0.08
Management. Corporate management and administrative services include (1) executive staff, (2) accounting and financial, (3) legal and regulatory, (4) shareholder account maintenance, (5) monitoring and control of custodian relationships, (6) shareholder reporting, (7) review and evaluation of advisory and other services provided to the funds by third parties, and (8) such other services necessary to operate the funds at the lowest reasonable cost in accordance with the Agreement.
Distribution. Vanguard Marketing Corporation, 100 Vanguard Boulevard, Malvern, PA 19355, a wholly owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds’ shares. VMC offers shares of each fund for sale on a continuous basis and will use all reasonable efforts in connection with the distribution of shares of the funds. VMC performs marketing and distribution activities in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds’ trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund’s continued participation in the joint arrangement.
To ensure that each fund’s participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC’s marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund’s sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund’s aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard and that no fund shall incur annual marketing and distribution expenses in excess of 0.20% of its average month-end net assets. Each fund’s contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.
VMC’s principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities of an administrative nature that VMC undertakes on behalf of the funds may include, but are not limited to:
■ Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy.
■ Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy.
■ Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy.

■ Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services.
■ Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process.
VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC’s cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers.
VMC’s arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC does make fixed dollar payments to financial service providers when sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations. VMC also makes fixed dollar payments to financial service providers for data regarding funds, such as statistical information regarding sales of fund shares. In addition, VMC makes fixed dollar payments for expenses associated with financial service providers’ use of Vanguard’s funds including, but not limited to, the use of funds in model portfolios. These payments may be used for services including, but not limited to, technology support and development; platform support and development; due diligence related to products used on a platform; legal, regulatory, and compliance expenses related to a platform; and other platform-related services.
In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives) (1) promotional items of nominal value that display Vanguard’s logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.
VMC policy prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC’s marketing and distribution activities are primarily intended to result in the sale of the funds’ shares, and as such, its activities, including shared marketing and distribution activities and fixed dollar payments as described above, may influence applicable financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities, relationships, or payments may influence a financial service provider’s (or its representatives’) decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.
The following table describes the expenses of Vanguard and VMC that are incurred by the Funds. Amounts captioned “Management and Administrative Expenses” include a Fund’s allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the Vanguard funds. Amounts captioned “Marketing and Distribution Expenses” include a Fund’s allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.

As is the case with all mutual funds, transaction costs incurred by a Fund for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended October 31, 2022, 2023, and 2024, and are presented as a percentage of each Fund’s average month-end net assets. Vanguard International Dividend Growth Fund commenced operations on November 15, 2023.
Annual Shared Fund Operating Expenses (Shared Expenses Deducted From Fund Assets)
Vanguard Fund	2022	2023	2024
Vanguard Advice Select Dividend Growth Fund
Management and Administrative Expenses	0.11%	0.18%	0.18%
Marketing and Distribution Expenses	Less than 0.01	0.01	0.01
Vanguard Advice Select Global Value Fund
Management and Administrative Expenses	0.04%	0.17%	0.18%
Marketing and Distribution Expenses	0.01	0.01	0.01
Vanguard Advice Select International Growth Fund
Management and Administrative Expenses	0.05%	0.17%	0.18%
Marketing and Distribution Expenses	Less than 0.01	0.01	0.01
Vanguard Emerging Markets Government Bond Index Fund
Management and Administrative Expenses	0.18%	0.18%	0.18%
Marketing and Distribution Expenses	0.01	Less than 0.01	Less than 0.01
Vanguard Global Minimum Volatility Fund
Management and Administrative Expenses	0.11%	0.11%	0.10%
Marketing and Distribution Expenses	0.01	Less than 0.01	Less than 0.01
Vanguard High Dividend Yield Index Fund
Management and Administrative Expenses	0.06%	0.05%	0.05%
Marketing and Distribution Expenses	Less than 0.01	Less than 0.01	Less than 0.01
Vanguard International Dividend Appreciation Index Fund
Management and Administrative Expenses	0.12%	0.13%	0.13%
Marketing and Distribution Expenses	Less than 0.01	Less than 0.01	Less than 0.01
Vanguard International Dividend Growth Fund
Management and Administrative Expenses	—	—	0.18%
Marketing and Distribution Expenses	—	—	Less than 0.01
Vanguard International Explorer Fund
Management and Administrative Expenses	0.16%	0.15%	0.14%
Marketing and Distribution Expenses	0.01	0.01	Less than 0.01
Vanguard International High Dividend Yield Index Fund
Management and Administrative Expenses	0.18%	0.19%	0.19%
Marketing and Distribution Expenses	Less than 0.01	0.01	Less than 0.01
Vanguard Mid-Cap Growth Fund
Management and Administrative Expenses	0.19%	0.19%	0.19%
Marketing and Distribution Expenses	0.01	0.01	Less than 0.01
Vanguard Selected Value Fund
Management and Administrative Expenses	0.15%	0.15%	0.15%
Marketing and Distribution Expenses	0.01	Less than 0.01	Less than 0.01
Vanguard Selected Value and Vanguard Mid-Cap Growth Fund’s investment advisors may direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund’s management and administrative expenses and are not reflected in these totals.
Officers and Trustees
Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board’s corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.
The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund services and oversight. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds’ internal and external auditors.
The full board participates in the funds’ risk oversight, in part, through the Vanguard funds’ compliance program, which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and codes of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds’ chief compliance officer regularly provides reports to the board in writing and in person.
The Audit and Risk Committee of the board, which is composed of Sarah Bloom Raskin, Peter F. Volanakis, Tara Bunch, and Mark Loughridge, each of whom is an independent trustee, oversees the management of financial risks and controls and enterprise-wide risk management. The Audit and Risk Committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. The committee also serves as a channel of communication between risk management personnel and the board with respect to enterprise-wide risk management. Vanguard’s head of internal audit reports directly to the Audit and Risk Committee. The committee receives reports in writing and in person on a regular basis from Vanguard’s head of internal audit and Vanguard’s chief risk officer. Although the Audit and Risk Committee is responsible for overseeing the management of financial risks and enterprise-wide risk management, the entire board is regularly informed of these risks through the committee’s reports.
All of the trustees bring to each fund’s board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the board’s decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee’s professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for Vanguard management and, ultimately, the Vanguard funds’ shareholders. The specific roles and experience of each board member that factor into this determination are presented on the following pages. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Interested Trustee[1]
Salim Ramji (1970)	Chief Executive Officer and President	CEO and President since July 2024; Trustee since February 2025	Chief executive officer and president of each of the investment companies served by Vanguard (2024–present). Chief executive officer and director of Vanguard (2024–present). Global head of iShares and of index investing of BlackRock (2019–2024) and member of iShares fund board (2019–2024). Head of U.S. Wealth Advisory of BlackRock (2015–2019). Member of investment committee of Friends Seminary. Trustee of Graham Windham (child-welfare organization). Member of the international leadership council of the University of Toronto.	215
1 Mr. Ramji is considered an “interested person” as defined in the 1940 Act because he is an officer of the Funds.
Independent Trustees
Tara Bunch (1962)	Trustee	November 2021	Head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the boards of the University of California, Berkeley School of Engineering, and Santa Clara University’s School of Business.	215
Mark Loughridge (1953)	Independent Chair	March 2012	Senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, and vice president and controller (1998–2002) of IBM. Member of the Council on Chicago Booth.	215
Scott C. Malpass (1962)	Trustee	March 2012	Co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer and vice president of the University of Notre Dame (retired 2020). Chair of the board of Catholic Investment Services, Inc. (investment advisor). Member of the board of superintendence of the Institute for the Works of Religion. Member of the board of directors of Paxos Trust Company (finance).	215
John Murphy (1962)	Trustee	February 2025	President (2022–present), chief financial officer (2019–present), and president of the Asia Pacific group (2016–2018) of The Coca-Cola Company (TCCC). Member of the board of directors of Mexico-based Coca-Cola FEMSA (beverage bottler company); The Coca-Cola Foundation (TCCC’s philanthropic arm); and Engage (innovation and corporate venture platform supporting startups). Member of the board of trustees of the Woodruff Arts Center.	215

Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Lubos Pastor (1974)	Trustee	January 2024
Charles P. McQuaid Distinguished Service Professor
of Finance (2023–present) at the University of
Chicago Booth School of Business; Charles P.
McQuaid Professor of Finance at the University of
Chicago Booth School of Business (2009–2023).
Managing director (2024–present) of Andersen
(professional services) and a member of the Advisory
Board of the Andersen Institute for Finance and
Economics. President of the European Finance
Association. Member of the board of the Fama-Miller
Center for Research in Finance. Research associate
at the National Bureau of Economic Research.
Member of the Center for Research in Security Prices
(CRSP) Index Advisory Council and Advisory Board.
				215
Rebecca Patterson (1968)	Trustee	February 2025	Chief investment strategist at Bridgewater Associates LP (2020–2023). Chief investment officer at Bessemer Trust (2012–2019). Member of the Council on Foreign Relations and the Economic Club of New York. Chair of the Board of Directors of the Council for Economic Education. Member of the Board of the University of Florida Investment Corporation.	215
André F. Perold (1952)	Trustee	December 2004	George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies LLC (private investment firm). Board member of RIT Capital Partners (investment firm).	215
Sarah Bloom Raskin (1961)	Trustee	January 2018	Deputy secretary (2014–2017) of the U.S. Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice, Duke Law School (2021–present); Rubenstein fellow, Duke University (2017–2020); distinguished fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and senior fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services).	215
Grant Reid (1959)	Trustee	July 2023	Senior operating partner (2023–present) of CVC Capital (alternative investment manager). Chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Member of the board of the Sustainable Markets Initiative (environmental services) and chair of the Sustainable Markets Initiative’s Agribusiness Task Force.	215
David Thomas (1956)	Trustee	July 2021	President of Morehouse College (2018–present). Professor of Business Administration, Emeritus at Harvard University (2017–2018) and dean (2011–2016) and professor of management at Georgetown University, McDonough School of Business (2016–2017). Director of DTE Energy Company. Trustee of Commonfund.	215
Barbara Venneman (1964)	Trustee	February 2025	Global head of Deloitte Digital (retired 2024) and member of the Deloitte Global Consulting Executive Committee (retired 2024) at Deloitte Consulting LLP. Member of the board of Reality Changers (educational nonprofit).	215

Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Peter F. Volanakis (1955)	Trustee	July 2009	President and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.	215
Executive Officers
Jacqueline Angell (1974)	Chief Compliance Officer	November 2022	Principal of Vanguard. Chief compliance officer (2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.	215
Christine Buchanan (1970)	Chief Financial Officer	November 2017	Principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2021) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).	215
Gregory Davis (1970)	Vice President	July 2024
Vice president of each of the investment companies
served by Vanguard (2024–present). President
(2024–present) and director (2024–present) of
Vanguard. Chief investment officer (2017–present) of
Vanguard. Principal (2014–present) and head of the
Fixed Income Group (2014–2017) of Vanguard.
Asia-Pacific chief investment officer (2013–2014) and
director of Vanguard Investments Australia, Ltd.
(2013–2014). Member of the Treasury Borrowing
Advisory Committee of the U.S. Department of the
Treasury. Member of the investment advisory
committee on Financial Markets for the Federal
Reserve Bank of New York. Vice chairman of the
board of the Children’s Hospital of Philadelphia.
				215
John Galloway (1973)	Investment Stewardship Officer	September 2020	Principal of Vanguard. Investment stewardship officer (2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special Assistant to the President of the United States (2015).	215
Ashley Grim (1984)	Treasurer	February 2022	Treasurer (2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).	215
Jodi Miller (1980)	Finance Director	September 2022	Principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services & Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.	215

Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Tonya T. Robinson (1970)	Secretary	October 2024
General counsel of Vanguard (2024–present).
Secretary (2024–present) of Vanguard and of each of
the investment companies served by Vanguard.
Managing director (2024–present) of Vanguard.
General counsel (2017–2024) and vice chair for
Legal, Regulatory and Compliance (2019–2024) at
KPMG LLP. Member of the board of the National
Women’s Law Center and the National Women’s Law
Center Action Fund. Member of the board of the
Ethics Research Center. Member of the board of
visitors for the Duke University Sanford School of
Public Policy. Member of the Advisory Council for the
Diversity Lab. Member of the Pro Bono Institute
Corporate Pro Bono Advisory Board.
				215
Michael Rollings (1963)	Finance Director	February 2017	Finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.	215
With the exception of Mr. Ramji, all of the trustees are independent. The trustees designate a chair of the board. Mr. Loughridge, an independent trustee, serves as chair. The independent chair is a spokesperson and principal point of contact for the trustees, including the independent trustees, and is responsible for coordinating the activities of the trustees, including calling regular executive sessions of the independent trustees, developing the agenda of each board meeting together with the chief executive officer, and chairing the meetings of the trustees.
Board Committees: The Trust’s board has the following committees:
■ Audit and Risk Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, the independent audits of each fund, and enterprise-wide risk management. Ms. Raskin and Mr. Volanakis co-chair the committee. The following independent trustees serve as members of the committee: Ms. Bunch and Mr. Loughridge. The committee held five meetings during the Trust’s fiscal year ended October 31, 2024.
■ Compensation Committee: This committee oversees the compensation programs established by each fund for the benefit of its trustees. Mr. Reid chairs the committee. The following independent trustees serve as members of the committee: Mr. Loughridge, Mr. Murphy, and Ms. Patterson. The committee held three meetings during the Trust’s fiscal year ended October 31, 2024.
■ Independent Governance Committee: This committee assists the board in fulfilling its responsibilities and is empowered to exercise board powers in the intervals between board meetings unless such action is prohibited by applicable law or Trust bylaws. Mr. Loughridge chairs the committee. The following independent trustees serve as members of the committee: Mr. Pastor, Mr. Perold, Ms. Raskin, and Mr. Volanakis. The committee held eleven meetings during the Trust’s fiscal year ended October 31, 2024.
■ Investment Committees: These committees assist the board in its oversight of investment advisors to the funds and in the review and evaluation of materials relating to the board’s consideration of investment advisory agreements with the funds. Mr. Pastor and Mr. Malpass each chair one of the committees. Each trustee serves on one of two investment committees. Each investment committee held two meetings during the Trust’s fiscal year ended October 31, 2024.
■ Nominating Committee: This committee nominates candidates for election to the board of trustees of each fund. The committee also has the authority to recommend the removal of any trustee. Ms. Bunch chairs the committee. The following independent trustees serve as members of the committee: Mr. Loughridge, Mr. Malpass, Dr. Thomas, and Ms. Venneman. The committee held three meetings during the Trust’s fiscal year ended October 31, 2024.
The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Ms. Bunch, chair of the committee.

Trustees retire in accordance with the funds’ governing documents and policies, and typically by age 75.
Trustee Compensation
The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees’ compensation. Vanguard funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.
Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in two ways:
■ The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
■ The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
“Interested” Trustee. Mr. Ramji serves as a trustee, but is not compensated in this capacity. He is, however, compensated in his role as an officer of Vanguard.
Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation by the Funds for each trustee. In addition, the table shows the total amount of compensation paid to each trustee by all Vanguard funds.
VANGUARD WHITEHALL FUNDS
TRUSTEES’ COMPENSATION TABLE
Trustee	Aggregate Compensation From the Funds[1]	Total Compensation From All Vanguard Funds Paid to Trustees[2]
Salim Ramji[3]	—	—
Tara Bunch	$5,800	$380,000
Emerson U. Fullwood[4]	5,800	380,000
F. Joseph Loughrey[5]	5,953	390,000
Mark Loughridge	6,869	525,000
Scott C. Malpass	5,800	380,000
Deanna Mulligan[6]	2,786	121,667
John Murphy[7]	—	—
Lubos Pastor[8]	5,571	365,000
Rebecca Patterson[9]	—	—
André F. Perold	5,571	365,000
Sarah Bloom Raskin	5,953	390,000
Grant Reid	5,571	365,000
David Thomas	5,571	365,000
Barbara Venneman[10]	—	—
Peter F. Volanakis	5,953	390,000
1
The amounts shown in this column are based on the Trust’s fiscal year ended October 31, 2024. Each Fund within the Trust is responsible for a proportionate share of these amounts.
2
The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 212 Vanguard funds for the 2024 calendar year and include any amount a trustee has elected to defer. During the 2024 calendar year, the following trustees elected to defer all or a portion of their compensation as follows: Ms. Bunch, $380,000; Mr. Perold, $365,000; Ms. Raskin, $195,000; Mr. Reid, $365,000; and Dr. Thomas, $182,500.
3
Mr. Ramji became a member of the Funds’ board effective February 26, 2025.
4
Mr. Fullwood retired from the Funds’ board effective February 26, 2025.
5
Mr. Loughrey retired from the Funds’ board effective February 26, 2025.
6
Ms. Mulligan resigned from the Funds’ board effective May 3, 2024.
7
Mr. Murphy became a member of the Funds’ board effective February 26, 2025.
8
Mr. Pastor became a member of the Funds’ board effective January 1, 2024.
9
Ms. Patterson became a member of the Funds’ board effective February 26, 2025.
10
Ms. Venneman became a member of the Funds’ board effective February 26, 2025.

Ownership of Fund Shares
All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee’s ownership of shares of each and of all Vanguard funds served by the trustee as of December 31, 2024.
VANGUARD WHITEHALL FUNDS
Vanguard Fund	Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Vanguard Fund Shares Owned by Trustee
Vanguard Advice Select Dividend Growth Fund	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Salim Ramji	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	Over $100,000	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard Advice Select Global Value Fund	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Salim Ramji	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	Over $100,000	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard Advice Select International Growth Fund	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Salim Ramji	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	Over $100,000	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard Fund	Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Vanguard Fund Shares Owned by Trustee
Vanguard Emerging Markets Government Bond Index Fund	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Salim Ramji	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard Global Minimum Volatility Fund	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Salim Ramji	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard High Dividend Yield Index Fund	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Salim Ramji	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard Fund	Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Vanguard Fund Shares Owned by Trustee
Vanguard International Dividend Appreciation Index Fund	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Salim Ramji	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard International Dividend Growth Fund	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Salim Ramji	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard International Explorer Fund	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Salim Ramji	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard Fund	Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Vanguard Fund Shares Owned by Trustee
Vanguard International High Dividend Yield Index Fund	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Salim Ramji	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard Mid-Cap Growth Fund	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Salim Ramji	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard Selected Value Fund	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Salim Ramji	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
As of January 31, 2025, the trustees and officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.

As of January 31, 2025, the following owned of record 5% or more of the outstanding shares of each class (other than ETF Shares):
Vanguard Fund	Share Class	Owner and Address	Percentage of Ownership
Vanguard Emerging Markets Government Bond Index Fund	Admiral Shares	Charles Schwab & Co., Inc., San Francisco, CA	8.33%
	Institutional Shares	The Northern Trust Company, FBO Ascensus, Chicago, IL	71.67%
		The Northern Trust Company, FBO Florida 529 Saving Plan - DV, Chicago, IL	14.24%
		Union Bank and Trust, FBO ACES Trust Fund, Lincoln, NE	14.05%
Vanguard Global Minimum Volatility Fund	Investor Shares	National Financial Services LLC, Jersey City, NJ	15.15%
		Charles Schwab & Co., Inc., San Francisco, CA	11.36%
	Admiral Shares	US Bank, N.A., FBO Capinco, Milwaukee, WI	20.33%
		National Financial Services LLC, Jersey City, NJ	12.84%
		Charles Schwab & Co., Inc., San Francisco, CA	9.99%
		SEI Private Trust Company, FBO Principal Financial, Oaks, PA	7.22%
Vanguard High Dividend Yield Index Fund	Admiral Shares	National Financial Services LLC, Jersey City, NJ	11.89%
		Charles Schwab & Co., Inc., San Francisco, CA	8.61%
Vanguard International Dividend Appreciation Index Fund	Admiral Shares	Charles Schwab & Co., Inc., San Francisco, CA	11.36%
		FCCI Insurance Company, Sarasota, FL	8.34%
Vanguard International High Dividend Yield Index Fund	Admiral Shares	The Northern Trust Company, FBO Commissioners of The Land, Chicago, IL	26.66%
		Charles Schwab & Co., Inc., San Francisco, CA	6.75%
		FCCI Insurance Company, Sarasota, FL	5.87%
Vanguard Mid-Cap Growth Fund	Investor Shares	National Financial Services LLC, Jersey City, NJ	7.04%
		Fidelity Investments Institutional Operations Company Inc., Covington, KY	6.06%
Vanguard Selected Value Fund	Investor Shares	Charles Schwab & Co., Inc., San Francisco, CA	9.10%
		National Financial Services LLC, Jersey City, NJ	7.11%
		Fidelity Investments Institutional Operations Company Inc., Covington, KY	5.66%
Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (DTC) participants, as of January 31, 2025, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding ETF Shares of the Fund were as follows:

Vanguard Fund	Owner	Percentage of Ownership
Vanguard Emerging Markets Government Bond ETF	Edward D. Jones & Co.	19.91%
	Charles Schwab & Co., Inc.	19.80%
	National Financial Services LLC	8.75%
	JPMorgan Chase Bank, N.A.	6.74%
Vanguard High Dividend Yield ETF	Charles Schwab & Co., Inc.	21.12%
	National Financial Services LLC	13.05%
	Vanguard Marketing Corporation	10.58%
	Morgan Stanley DW Inc.	6.02%
	Merrill, Lynch, Pierce, Fenner & Smith Inc.	5.63%
Vanguard International Dividend Appreciation ETF	Charles Schwab & Co., Inc.	29.99%
	National Financial Services LLC	11.78%
	Edward D. Jones & Co.	9.11%
	Morgan Stanley DW Inc.	8.14%
	Pershing LLC	6.41%
	Vanguard Marketing Corporation	5.80%
	Merrill, Lynch, Pierce, Fenner & Smith Inc.	5.42%
Vanguard International High Dividend Yield ETF	Charles Schwab & Co., Inc.	29.84%
	National Financial Services LLC	10.70%
	Vanguard Marketing Corporation	8.57%
	Edward D. Jones & Co.	7.79%
	Morgan Stanley DW Inc.	6.04%
A shareholder who owns more than 25% of a Fund’s voting shares may be considered a controlling person. As of January 31, 2025, the following held of record 25% or more of the voting shares:
Vanguard Fund	Owner	Percentage of Ownership
Vanguard International Dividend Appreciation Index Fund	Charles Schwab & Co., Inc.	28.57%
Vanguard International High Dividend Yield Index Fund	Charles Schwab & Co., Inc.	28.12%
Portfolio Holdings Disclosure Policies and Procedures
Introduction
Vanguard and the boards of trustees of the Vanguard funds (the Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, sub-advisor, distributor, or any affiliated person of the fund, its investment advisor, sub-advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.
The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethical Conduct, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies)

by the chief compliance officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies.
Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash equivalent investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.
Online Disclosure of Complete Portfolio Holdings
Actively managed equity funds, unless otherwise stated, generally will seek to disclose complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, 30 calendar days after the end of the calendar quarter. Actively managed fixed income funds will seek to disclose complete portfolio holdings as of the end of the most recent month online at vanguard.com, 15 calendar days after the end of the month. Each Vanguard fund relying on Rule 6c-11 under the 1940 Act generally will seek to disclose complete portfolio holdings, including other investment positions, at the beginning of each business day. These portfolio holdings, including other investment positions, will be disclosed online at vanguard.com. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund’s complete portfolio holdings as of the last business day of the prior month online at vanguard.com no later than the fifth business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six months after the initial posting. Each Vanguard index fund, other than those Vanguard index funds relying on Rule 6c-11 under the 1940 Act (e.g. standalone ETFs) generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent month online at vanguard.com, 15 calendar days after the end of the month.
Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard will review complete portfolio holdings before disclosure is made and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund’s complete portfolio holdings from disclosure when deemed to be in the best interests of the fund after consultation with a Vanguard fund’s investment advisor.
Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions
Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; issuers of guaranteed investment contracts for stable value portfolios; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.
The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review Department or Office of the General Counsel. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash equivalent investments and derivatives.
Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation; Advisor Software, Inc.; Alcom Printing Group Inc.; Apple Press, L.C.; Bloomberg L.P.; Brilliant Graphics, Inc.; Broadridge Financial Solutions, Inc.; Brown

Brothers Harriman & Co.; Canon Business Process Services; Charles River Systems, Inc.; Confluence Technology Inc.; Eagle Investments; Equilend; FactSet Research Systems Inc.; Gresham Technologies, Plc.; Institutional Shareholder Services, Inc.; Intellicor, LLC; Investment Technology Group, Inc.; Lipper, Inc.; Markit WSO Corporation; McMunn Associates Inc.; Morningstar, Inc.; Phoenix Lithographing Corporation; Pirium Systems Inc.; Reuters America Inc.; R.R. Donnelley, Inc.; Schvey, Inc. d/b/a Axoni; State Street Bank and Trust Company; Stonewain Systems Inc.; and Trade Informatics LLC.
Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions
Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethical Conduct, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethical Conduct or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, sub-advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.
The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash equivalent investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, VMC, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.
Currently, Vanguard discloses complete portfolio holdings to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, sub-advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.
Disclosure of Portfolio Holdings to Trading Counterparties in the Normal Course of Managing a Fund’s Assets
An investment advisor, sub-advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to any trading counterparty, including one or more broker-dealers or banks, during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such trading counterparties subject to the counterparty’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to trading counterparties must be authorized by a Vanguard fund officer or a Principal of Vanguard.

In addition to the disclosures described below to Authorized Participants, a Vanguard fund investment advisor or administrator may also disclose portfolio holdings information to other current or prospective fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units (as defined below) or other large transactions with a Vanguard fund. Such shareholders are typically Authorized Participants or other financial institutions that have been authorized by VMC to purchase and redeem large blocks of shares, but may also include market makers and other institutional market participants and entities to whom a Vanguard fund advisor or administrator may provide information in connection with transactions in a Vanguard fund.
Disclosure of Nonmaterial Information
The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, VMC, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.
An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may, at their sole discretion, deny any request for information made by any person, and may do so for any reason or for no reason. Approved Vanguard Representatives include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.
Disclosure of Portfolio Holdings, Including Other Investment Positions, in Accordance with Securities and Exchange Commission (SEC) Exemptive Orders and Rule 6c-11
Vanguard’s Fund Services and Oversight unit may disclose to the National Securities Clearing Corporation (NSCC), Authorized Participants, and other market makers the daily portfolio composition files (PCFs) that identify a basket of specified securities that may overlap with the actual or expected portfolio holdings of the Vanguard funds that offer a class of shares known as Vanguard ETF Shares (ETF Funds). Each Vanguard fund relying on Rule 6c-11 under the 1940 Act generally will seek to disclose complete portfolio holdings, including other investment positions, at the beginning of each business day. These portfolio holdings, including other investment positions, will be disclosed online at vanguard.com. The disclosure of PCFs and portfolio holdings, including other investment positions, will be in accordance with the terms and conditions of related exemptive orders (Vanguard ETF Exemptive Orders) issued by the SEC or Rule 6c-11 under the 1940 Act, as described in this section. In addition to disclosing PCFs to the NSCC, as previously described, Vanguard’s Fund Services and Oversight unit will generally disclose the PCF for any ETF Fund online at vanguard.com.
Unlike the conventional classes of shares issued by ETF Funds, the ETF Shares are listed for trading on a national securities exchange. Each ETF Fund issues and redeems ETF Shares in large blocks, known as “Creation Units.” To purchase or redeem a Creation Unit, an investor must be an “Authorized Participant” or the investor must purchase or redeem through a broker-dealer that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a “Participant Agreement” with VMC. Each ETF Fund issues Creation Units in exchange for a “portfolio deposit” consisting of a basket of specified securities (Deposit Securities) and a cash payment (Balancing Amount). Each ETF Fund also generally redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of specified securities together with a Balancing Amount.

In connection with the creation and redemption process, and in accordance with the terms and conditions of the Vanguard ETF Exemptive Orders and Rule 6c-11, Vanguard makes available to the NSCC (a clearing agency registered with the SEC and affiliated with the DTC), for dissemination to NSCC participants on each business day prior to the opening of trading on the listing exchange, a PCF containing a list of the names and the required number of shares of each Deposit Security for each ETF Fund. In addition, the listing exchange disseminates (1) continuously throughout the trading day, through the facilities of the Consolidated Tape Association, the market value of an ETF Share; and (2) every 15 seconds throughout the trading day, a calculation of the estimated NAV of an ETF Share (expected to be accurate to within a few basis points). Comparing these two figures allows an investor to determine whether, and to what extent, ETF Shares are selling at a premium or at a discount to NAV. ETF Shares are listed on the exchange and traded on the secondary market in the same manner as other equity securities. The price of ETF Shares trading on the secondary market is based on a current bid/offer market.
Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes
Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Vanguard’s Fund Services and Oversight unit, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Equity Investment Group, Portfolio Review Department, or Office of the General Counsel.
Disclosure of Portfolio Holdings as Required by Applicable Law
Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, VMC, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.
Prohibitions on Disclosure of Portfolio Holdings
No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by email, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.
Prohibitions on Receipt of Compensation or Other Consideration
The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person or entity from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or sub-advisor or by any affiliated person of the investment advisor or sub-advisor.

Investment Advisory and Other Services
The Trust currently uses eight investment advisors:
■ Baillie Gifford Overseas Ltd. (Baillie Gifford) provides investment advisory services for Vanguard Advice Select International Growth Fund and a portion of Vanguard International Explorer Fund.
■ Cooke & Bieler, L.P. (Cooke & Bieler) provides investment advisory services for a portion of Vanguard Selected Value Fund.
■ Donald Smith & Co., Inc. (Donald Smith & Co.) provides investment advisory services for a portion of Vanguard Selected Value Fund.
■ Frontier Capital Management Co., LLC (Frontier Capital) provides investment advisory services for a portion of Vanguard Mid-Cap Growth Fund.
■ Pzena Investment Management, LLC (Pzena) provides investment advisory services for a portion of Vanguard Selected Value Fund.
■ Schroder Investment Management North America Inc. (Schroders) provides investment advisory services for a portion of Vanguard International Explorer Fund. Schroder Investment Management North America Limited serves as the sub-advisor for the Schroders portion of Vanguard International Explorer Fund.
■ Wellington Management Company LLP (Wellington Management) provides investment advisory services for Vanguard Advice Select Dividend Growth Fund, Vanguard Advice Select Global Value Fund, Vanguard International Dividend Growth Fund, a portion of Vanguard International Explorer Fund, and a portion of Vanguard Mid-Cap Growth Fund.
■ Vanguard provides investment advisory services to Vanguard High Dividend Yield Index Fund, Vanguard Emerging Markets Government Bond Index Fund, Vanguard Global Minimum Volatility Fund, Vanguard International Dividend Appreciation Index Fund, and Vanguard International High Dividend Yield Index Fund.
TimesSquare Capital Management, LLC provided investment advisory services for a portion of Vanguard International Explorer Fund from 2017 until October 2022. Victory Capital Management Inc., through its RS Investments franchise, provided investment advisory services for a portion of Vanguard Mid-Cap Growth Fund from 2016 until December 2022.
For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, the board of trustees of each fund hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arm’s length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund’s board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided; investment performance; and the fair market value of the services provided. Each advisory agreement is between the Trust and the advisory firm, not between the Trust and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm’s compensation structure and management of potential conflicts of interest are summarized by the advisory firm in the following sections for the fiscal year ended October 31, 2024.
A fund is a party to an investment advisory agreement with each of its independent third-party advisors whereby the advisor manages the investment and reinvestment of the portion of the fund’s assets that the fund’s board of trustees determines to assign to the advisor. In this capacity, each advisor continuously reviews, supervises, and administers the fund’s investment program for its portion of the fund’s assets. Hereafter, each portion is referred to as the advisor’s Portfolio. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard’s Portfolio Review Department and the officers and trustees of the fund. Vanguard’s Portfolio Review Department is responsible for recommending changes in a fund’s advisory arrangements to the fund’s board of trustees, including changes in the amount of assets allocated to each advisor and recommendations to hire, terminate, or replace an advisor.
I. Vanguard Advice Select International Growth Fund
The Fund pays Baillie Gifford a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the MSCI ACWI ex-USA Growth Index over the preceding 36-month period.

Baillie Gifford Overseas Ltd. is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., which is one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients.
During the fiscal years ended October 31, 2022, 2023, and 2024, the Fund incurred investment advisory fees of $161,000, $911,000 (before a performance-based decrease of $63,000), and $1,748,000 (before a performance-based decrease of $166,000), respectively.
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of October 31, 2024 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Spencer Adair	Registered investment companies¹	5	$991.5B	2	$990.5B
	Other pooled investment vehicles	17	$14.6B	5	$1.6B
	Other accounts	44	$22B	4	$965M
Lawrence Burns	Registered investment companies¹	7	$1T	3	$1T
	Other pooled investment vehicles	7	$19.2B	1	$112M
	Other accounts	33	$13.4B	1	$84M
1 Includes Vanguard Advice Select International Growth Fund which held assets of $986.5 billion as of October 31, 2024.
2. Material Conflicts of Interest
At Baillie Gifford, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford manages potential conflicts between funds or with other types of accounts by implementing effective organizational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict giving rise to a material risk of damage to the interests of clients.
One area where a conflict of interest potentially arises is in the placing of orders for multiple clients and subsequent allocation of trades. Unless client-specific circumstances dictate otherwise, investment teams normally implement transactions in individual stocks for all clients with similar mandates at the same time. This aggregation of individual transactions can, of course, operate to the advantage or disadvantage of the clients involved in the order. When receiving orders from investment managers, traders at Baillie Gifford will generally treat order priority on a “first come, first served” basis, and any exceptions to this are permitted only in accordance with established policies. Baillie Gifford has also developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.
3. Description of Compensation
Mr. Adair and Mr. Burns are partners of Baillie Gifford & Co. As such, each receives a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford & Co., and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits, such as pension schemes, are not available to partners, and therefore partners provide for benefits from their own personal funds.
4. Ownership of Securities
As of October 31, 2024, Mr. Adair and Mr. Burns did not own any shares of Vanguard Advice Select International Growth Fund.

II. Vanguard Advice Select Dividend Growth Fund, Vanguard Advice Select Global Value Fund, and Vanguard International Dividend Growth Fund
Each Fund pays Wellington Management a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. Each base fee has breakpoints, which means that the percentage declines as assets go up. Each performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the S&P U.S. Dividend Growers Index (for Vanguard Advice Select Dividend Growth Fund), the MSCI ACWI Value Net Index (for Vanguard Advice Select Global Value Fund), and the S&P International Developed Dividend Growers Index (for Vanguard International Dividend Growth Fund) over the preceding 36-month period.
Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA, 02210. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years.
During the fiscal years ended October 31, 2022, 2023, and 2024, the Funds incurred investment advisory fees as follows:
Vanguard Advice Select Dividend Growth Fund incurred investment advisory fees of $181,000, $928,000 (before a performance-based increase of $77,000), and $1,656,000 (before a performance-based decrease of $139,000), respectively.
Vanguard Advice Select Global Value Fund incurred investment advisory fees of $222,000, $1,214,000 (before a performance-based increase of $139,000), and $2,155,000 (before a performance-based increase of $62,000), respectively.
Vanguard International Dividend Growth Fund commenced operations on November 1, 2023. During the fiscal year ended October 31, 2024, the Fund incurred an investment advisory fee of $211,000.

1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio manager of the Fund as of October 31, 2024 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Donald J. Kilbride	Registered investment companies¹	8	$5.5B	1	$822.2M
	Other pooled investment vehicles	8	$966.2B	3	$612.3M
	Other accounts	10	$1.2B	3	$763.1M
David W. Palmer	Registered investment companies[2]	4	$20B	2	$18.5B
	Other pooled investment vehicles	10	$1.2B	2	$140.9M
	Other accounts	19	$7.5B	2	$196.2M
Peter Fisher[4]	Registered investment companies[3]	9	$63.1B	3	$53.5B
	Other pooled investment vehicles	5	$472.5M	1	$76.7M
	Other accounts	15	$2.2B	2	$349.5M
1 Includes Vanguard Advice Select Dividend Growth Fund, which held assets of $822.2 million as of October 31, 2024.
2 Includes Vanguard Advice Select Global Value Fund, which held assets of $1.3 billion as of October 31, 2024.
3 Includes Vanguard International Dividend Growth Fund and Vanguard Advice Select Dividend Growth Fund, which collectively held $935.2 million as of October 31, 2024.
4 Mr. Fisher began co-managing Vanguard Advice Select Dividend Growth Fund on December 11, 2024.
2. Material Conflicts of Interest
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Wellington Management Portfolio’s or Fund’s manager listed in a prospectus who is primarily responsible for the day-to-day management of each Wellington Management Portfolio or Fund (Portfolio Manager) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of each Wellington Management Portfolio or Fund. A Portfolio Manager makes investment decisions for each account, including each Wellington Management Portfolio or Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, a Portfolio Manager may purchase or sell securities, including initial public offerings (IPOs), for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to each Wellington Management Portfolio or Fund and thus the accounts may have similar—and in some cases nearly identical—objectives, strategies, and/or holdings to those of each Wellington Management Portfolio or Fund.
A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of each Wellington Management Portfolio or Fund, or make investment decisions that are similar to those made for each Wellington Management Portfolio or Fund, both of which have the potential to adversely impact each Wellington Management Portfolio or Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for a Wellington Management Portfolio or Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of each Wellington Management Portfolio’s or Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing each Wellington Management Portfolio or Fund. Mr. Kilbride, Mr. Palmer, Mr. Manning, Mr. Fisher, and Ms. Pryshlak also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to each Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high-quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
3. Description of Compensation
Wellington Management receives a fee based on the assets under management of the Wellington Management Portfolio or Fund as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fee earned with respect to the Wellington Management Portfolio or Fund. The following relates to the fiscal year ended October 31, 2024.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high-quality investment management services to its clients. Wellington Management’s compensation of each Wellington Management Portfolio’s or Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Wellington Management Portfolio or Fund includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.
Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Wellington Management Portfolio and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the Wellington Management Portfolio is linked to the net pre-tax performance of the Wellington Management Portfolio compared to the S&P U.S. Dividend Growers Index (for Vanguard Advice Select Dividend Growth Fund) and MSCI ACWI Value Net Index (for Vanguard Advice Select Global Value Fund), and the S&P International Developed Dividend Growers Index (for Vanguard International Dividend Growth Fund) over one-, three-, and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Kilbride, Mr. Fisher, and Mr. Palmer are Partners.
4. Ownership of Securities
As of October 31, 2024, Mr. Fisher owned shares of Vanguard International Dividend Growth Fund in the range of $500,001- $1,000,000. Mr. Kilbride and Mr. Fisher did not own any shares of Vanguard Advice Select Dividend Growth Fund and Mr. Palmer did not own any shares of Vanguard Advice Select Global Value Fund.
III. Vanguard Selected Value Fund
The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the Russell Midcap Value Index (for Cooke & Bieler and Pzena) or the MSCI US Investable Market 2500 Index (for Donald Smith & Co.) over the preceding 60-month period (a 36-month period for Pzena).
During the fiscal years ended October 31, 2022, 2023, and 2024, Vanguard Selected Value Fund incurred aggregate investment advisory fees of $13,756,000 (before a performance-based increase of $73,000), $13,296,000 (before a performance-based increase of $2,991,000), and $14,748,000 (before a performance-based increase of $2,678,000), respectively.
A. Cooke & Bieler, L.P. (Cooke & Bieler)
Cooke & Bieler, founded in 1949, is an employee-owned partnership managing assets for institutional clients.

1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended October 31, 2024 (unless otherwise noted):

Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Mehul Trivedi	Registered investment companies[1]	3	$7.4B	1	$6.9B
	Other pooled investment vehicles	4	$1.1B	0	$0
	Other accounts	172	$7.3B	18	$2.2B
William Weber	Registered investment companies[1]	3	$7.4B	1	$6.9B
	Other pooled investment vehicles	4	$1.1B	0	$0
	Other accounts	165	$7.3B	18	$2.2B
1 Includes Vanguard Selected Value Fund which held assets of $6.9 billion as of October 31, 2024.
2. Material Conflicts of Interest
The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Fund and other accounts because the Fund may have different investment objectives, strategies, and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Fund, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Fund. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.
To minimize the effects of these inherent conflicts of interest, Cooke & Bieler has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Cooke & Bieler has adopted a Code of Ethics under Rule17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Fund and any personal accounts the Portfolio Managers may maintain.
In the case of Cooke & Bieler, the Portfolio Managers manage accounts on a team basis so the Portfolio Managers may be subject to the potential conflicts of interests described above. Accordingly, performance and allocation of securities are closely monitored to ensure equal treatment and Cooke & Bieler has implemented policies and procedures to ensure that clients are treated fairly and that potential conflicts of interest are minimized.
3. Description of Compensation
Cooke & Bieler’s compensation structure seeks to reward Investment Team members equally for the success of their individual holdings as well as the success of the firm. Annual Investment Team compensation is composed of a base salary, an individual incentive bonus and distributions based on ownership in the partnership. Results vary by analyst and by year. Roughly 40% of Investment Team compensation is based on individual contribution, 40% is typically derived from the performance of the firm, while base salary comprises the balance.

Salaries are fixed and generally even across the team. The bonus compensation each Investment Team member receives is based on performance that is tracked daily to the basis point and measured against the benchmark. To match incentives with our long-term investment horizon, investment results are calculated using a four-year rolling average. The years are time-weighted, with the trailing year weighted 40%, the prior year weighted 30%, and the two years prior to that weighted 20% and 10%, respectively. Bonuses typically range from one to four times base salary and are decided through an annual peer review process.
Partnership distributions vary with the success and profitability of the firm and ownership is spread broadly among key professionals.

Analyst performance is measured against the Russell Mid Cap Value Index. In order to match incentives with our long-term investment horizon, performance is measured by a 4-year rolling average. The years are time-weighted with the trailing year weighted 40%, the prior year 30%, and year 3 and 4, 20% and 10%, respectively.
Benefits are available to all key professionals.
4. Ownership of Securities
As of October 31, 2024, Mr. Trivedi owned shares in the range of $500,001- $1,000,000 and Mr. Weber did not own any shares of Vanguard Selected Value Fund.
B. Donald Smith & Co., Inc. (Donald Smith & Co.)
Donald Smith & Co., founded in 1975 as Home Portfolio Advisors and renamed Donald Smith & Co., Inc., in 1983, manages assets for institutional clients. The voting stock and management of Donald Smith & Co. are controlled by Co-CIOs — Richard L. Greenberg and Jon Hartsel.
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended October 31, 2024 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Richard L. Greenberg	Registered investment companies[1]	1	$6.9B	1	$6.9B
	Other pooled investment vehicles	4	$1B	0	$0
	Other accounts	20	$1.8B	2	$164M
Jon Hartsel	Registered investment companies[1]	1	$6.9B	1	$6.9B
	Other pooled investment vehicles	4	$1B	0	$0
	Other accounts	20	$1.8B	2	$164M
1 Includes Vanguard Selected Value Fund which held assets of $6.9 billion as of October 31, 2024.
2. Material Conflicts of Interest
Donald Smith & Co. is an independent investment advisor with no parent or subsidiary organizations.
Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Because the portfolio managers manage other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio manager’s management of the Fund’s investment on the one hand and the investments of such other accounts on the other hand. Donald Smith & Co. has put in place systems, policies, and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between the Fund and other types of accounts are managed in accordance with trade aggregation and allocation policies and procedures, internal review processes, and direct oversight by Richard L. Greenberg, CEO and Co-CIO. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

3. Description of Compensation
Portfolio manager compensation at Donald Smith & Co., Inc. is comprised of 1) base salary, 2) discretionary bonus, 3) SEP IRA contribution, and 4) participation in the earnings of the company. Base salary is a fixed constant year over year. A bonus is discretionary. While there is no established formula, some variables to determine this include overall firm performance, each individual portfolio manager’s contribution to firm performance (performance of his own portfolio), and qualitative assessments of each portfolio manager’s capabilities. The SEP IRA contribution is the maximum % allowed by the IRS. Each portfolio manager receives a certain portion of the total earnings of the company based on his ownership percentage.
4. Ownership of Securities

As of October 31, 2024, Mr. Hartsel and Mr. Greenberg did not own any shares of Vanguard Selected Value Fund.
C. Pzena Investment Management, LLC (Pzena)
Pzena, a global investment management firm based in New York City, was founded in 1995. Pzena is wholly owned by the partners of Pzena Investment Management, LLC, a Delaware limited liability company.
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended October 31, 2024 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
John Flynn	Registered investment companies[1]	7	$16.1B	2	$14.2B
	Other pooled investment vehicles	12	$232M	1	$34M
	Other accounts	76	$2.6B	0	$0
Evan Fox	Registered investment companies[1]	4	$7.2B	1	$6.9B
	Other pooled investment vehicles	4	$113M	0	$0
	Other accounts	48	$2.2B	0	$0
Benjamin Silver	Registered investment companies[1]	8	$18.1B	3	$16.1B
	Other pooled investment vehicles	38	$21.4B	5	$297M
	Other accounts	92	$6.9B	0	$0
1 Includes Vanguard Selected Value Fund which held assets of $6.9 billion as of October 31, 2024.
2. Material Conflicts of Interest
In Pzena’s view, conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling such conflicts.
Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that these procedures will detect every situation in which a conflict could arise.
The management of multiple Accounts inherently carries the risk that there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by using one investment approach (i.e., classic value investing) and by managing all Accounts on a strategy-specific basis.
If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity; however, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. With respect to partial fills for an order, depending on the size of the execution, Pzena may choose to allocate the executed shares on a pro-rata basis or on a random basis. As with all trade allocations, each Account generally receives pro-rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an Account from an otherwise acceptable IPO or new-issue investment include the Account having FINRA restricted person status, lack of available cash to make the purchase, a client-imposed trading prohibition on IPOs or on the business of the issuer, and brokerage restrictions.
With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders when it believes doing so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, nonsimultaneous transactions for the Fund and another Account, which may temporarily impact the market price of the security or the execution of the transaction to the detriment of one or the other.
Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena has adopted a written Code of

Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena’s Access Persons and certain related persons, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to reporting requirements and annual and quarterly certification requirements. In addition, no Access Person shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of non-exempt securities. Finally, orders for proprietary accounts (i.e., accounts of Pzena’s principals, affiliates, or employees or their immediate family that are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment of client accounts.
Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying a performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product-specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives. These measures help Pzena mitigate some of the conflicts that its management of private investment companies would otherwise present. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.
3. Description of Compensation
Pzena’s compensation philosophy is to reward long-term superior performers with total compensation at or near the top quartile of the asset management industry. As with all investment professionals at Pzena, Mr. Flynn, Mr. Fox, and Mr. Silver are compensated through a combination of a fixed base salary, performance bonus, and equity ownership, if appropriate, due to superior personal performance. The time frame Pzena examines for bonus compensation is annual. Base pay is set to be in line with industry averages, and when setting the level of discretionary bonuses, a blend of quantitative and qualitative measures are considered; however, bonuses are not based on Fund performance or assets of the Fund. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always considers all of the contributions that an employee has made and is likely to make in the future. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Ownership is provided to individuals who have contributed meaningfully to the long-term success of the organization, and is the primary tool used by Pzena for attracting and retaining the best people. Employees invited into the partnership generally receive an initial share grant at no cost to them and are subsequently offered economically attractive opportunities to exchange cash compensation for additional shares. Equity ownership ties personnel to long-term performance as the value of their ownership stake depends on Pzena delivering superior long-term results to investors. Mr. Flynn, Mr. Fox, and Mr. Silver are equity owners of Pzena.
4. Ownership of Securities
As of October 31, 2024, Mr. Flynn owned shares in the $100,001-$500,000 range and Mr. Silver owned shares in the $10,001-$50,000 range. Mr. Fox did not own any shares of Vanguard Selected Value Fund.
IV. Vanguard International Explorer Fund
The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of a splice of the S&P EPAC SmallCap Index and the MSCI EAFE Small Cap Index for Schroders and Wellington Management and the MSCI All Country World Index (ACWI) ex US Small-Cap Index for Baillie Gifford according to advisory agreements over the preceding 36-month period.

During the fiscal years ended October 31, 2022, 2023, and 2024, Vanguard International Explorer Fund incurred aggregate investment advisory fees of approximately $5,646,000 (before a performance-based decrease of $1,133,000), $4,317,000 (before a performance-based increase of $194,000), and $4,047,000 (before a performance-based decrease of $166,000), respectively.
A. Baillie Gifford Overseas Ltd. (Baillie Gifford)
Baillie Gifford Overseas Ltd. is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., which is one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients.
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended October 31, 2024 (unless otherwise noted).
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Brian Lum	Registered investment companies[1]	7	$38.3B	3	$34.3B
	Other pooled investment vehicles	6	$1.6B	1	$112M
	Other accounts	27	$12.9B	0	$0
1 Includes Vanguard International Explorer Fund which held assets of $1.4 billion as of October 31, 2024.
2. Material Conflicts of Interest
At Baillie Gifford, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford manages potential conflicts between funds or with other types of accounts by implementing effective organizational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict giving rise to a material risk of damage to the interests of clients.
One area where a conflict of interest potentially arises is in the placing of orders for multiple clients and subsequent allocation of trades. Unless client-specific circumstances dictate otherwise, investment teams normally implement transactions in individual stocks for all clients with similar mandates at the same time. This aggregation of individual transactions can, of course, operate to the advantage or disadvantage of the clients involved in the order. When receiving orders from investment managers, traders at Baillie Gifford will generally treat order priority on a “first come, first served” basis, and any exceptions to this are permitted only in accordance with established policies. Baillie Gifford has also developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.
3. Description of Compensation
As an employee of the firm, Mr. Lum receives compensation with three key elements: (1) base salary, (2) an Annual Performance Award, and (3) a Long-Term Profit Award.
All employees participate in the Annual Performance Award (APA) arrangement and are allocated to a level within the APA in line with the size, scope, and function of their role. There are five levels for the APA, each with a different level of maximum award, relevant to the area of the business that each employee is part of.
In addition, all employees have the opportunity to participate in the Long-Term Profit Award (LTPA). This award provides an annual payment to employees determined by the firm’s profitability, enabling employees to share in, and have a direct link to, the long-term prosperity of the firm.

Mr. Lum is required to defer 40% of their total annual variable remuneration (both APA and LTPA elements). Awards deferred are held for a period of three years and are invested in a range of funds managed by Baillie Gifford.
4. Ownership of Securities
As of October 31, 2024, Mr. Lum did not own any shares of Vanguard International Explorer Fund.
B. Schroder Investment Management North America Inc. (Schroders)
Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Schroder U.S. Holdings Inc. is an indirect, wholly owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England.
Sub-Advisor—Schroder Investment Management North America Limited. The Fund has entered into a sub-advisory agreement with Schroders and Schroder Investment Management North America Limited (Schroder Limited) pursuant to which Schroder Limited has primary responsibility for choosing investments for the Schroders portion of the Fund.
Under the terms of the sub-advisory agreement for the Fund, Schroders pays Schroder Limited a portion of the advisory fee paid to Schroders under its investment advisory agreement with the Fund.
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio manager of the Fund as of the fiscal year ended October 31, 2024 (unless otherwise noted).
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Luke Biermann	Registered investment companies[1]	1	$1.4B	1	$1.4B
	Other pooled investment vehicles	3	$440.1M	0	$0
	Other accounts	2	$465.6M	1	$170.8M
1 Includes Vanguard International Explorer Fund which held assets of $1.4 billion as of October 31, 2024.
2. Material Conflicts of Interest
Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.
A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity because of an allocation of that opportunity across all eligible funds and accounts.

Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
3. Description of Compensation
Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. A limited number of fund managers may also receive awards under a long-term incentive program aimed at recognizing key talent and sustained performance and potential. In addition, certain employees, typically those in the private markets division of Schroders, may also be eligible to participate in carried-interest sharing arrangements, which further enhance long-term retention and alignment to investment performance. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.
Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally- and/or externally-based and are considered over a range of performance periods, including over one and three year periods), the level of funds under management and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Non-financial performance metrics, including adherence to effective risk management, also form a significant part of the performance assessment process which is considered in determining the individual’s bonus award. Schroders assesses each employee’s performance across three key areas: Business Excellence, Behavioral Excellence and Conduct, taking into account factors such as leadership, contribution to other parts of the business, and identifying those whose behavior exemplifies our corporate values of excellence, integrity, teamwork, passion, and innovation. For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders funds.
These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of clients and shareholders.
4. Ownership of Securities
As of October 31, 2024, Mr. Biermann did not own any shares of Vanguard International Explorer Fund.
C. Wellington Management Company LLP (Wellington Management)
Please refer to the description of Wellington Management on page B-51.

1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio manager of the Fund as of the fiscal year ended October 31, 2024 (unless otherwise noted).
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Mary Pryshlak	Registered investment companies[1]	15	$17.6B	3	$6.7B
	Other pooled investment vehicles	43	$14.5B	7	$3B
	Other accounts	84	$28B	13	$6.6B
1 Includes Vanguard International Explorer Fund which held assets of $1.4 billion as of October 31, 2024.
2. Material Conflicts of Interest
Please refer to Wellington Management’s discussion beginning on page B-52.
3. Description of Compensation
Wellington Management receives a fee based on the assets under management of the Wellington Management Portfolio or Fund as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fee earned with respect to the Wellington Management Portfolio or Fund. The following relates to the fiscal year ended October 31, 2024.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high-quality investment management services to its clients. Wellington Management’s compensation of the Wellington Management Portfolio’s or Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Wellington Management Portfolio or Fund includes a base salary. The base salary for the Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Portfolio Manager does not receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager.
The Portfolio Manager may also be eligible for bonus payments based on her overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Ms. Pryshlak is a Partner.
4. Ownership of Securities
As of October 31, 2024, Ms. Pryshlak did not own any shares of Vanguard International Explorer Fund.
V. Vanguard Mid-Cap Growth Fund
The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the Russell Midcap Growth Index over the preceding 36-month period.
During the fiscal years ended October 31, 2022, 2023, and 2024, Vanguard Mid-Cap Growth Fund incurred aggregate investment advisory fees of $7,443,000 (before a performance-based decrease of $1,892,000), $5,800,000 (before a performance-based decrease of $698,000), and $5,928,000 (before a performance-based decrease of $2,062,000), respectively.

A. Frontier Capital Management Co., LLC (Frontier Capital)
Frontier Capital is a registered investment advisor founded in 1980. Affiliated Managers Group, Inc., a publicly traded asset management company with equity investments in a diverse group of investment management firms, indirectly owns a controlling interest in Frontier Capital.
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended October 31, 2024 (unless otherwise noted):

Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Christopher J. Scarpa	Registered investment companies[1]	3	$5.2B	1	$3B
	Other pooled investment vehicles	1	$64M	0	$0
	Other accounts	7	$100M	0	$0
Ravi Dabas	Registered investment companies[1]	3	$5.2B	1	$3B
	Other pooled investment vehicles	1	$64M	0	$0
	Other accounts	7	$100M	0	$0
1 Includes Vanguard Mid-Cap Growth Fund which held assets of $3 billion as of October 31, 2024.
2. Material Conflicts of Interest
In connection with its management of clients’ accounts, Frontier Capital is subject to a number of actual or apparent conflicts of interest. These conflicts may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), or accounts in which the portfolio manager has a personal investment. In addition, conflicts may arise relating to the allocation of investments among accounts with similar investment objectives but managed by different portfolio managers.
Frontier Capital’s portfolio managers typically manage multiple accounts. Generally, however, accounts within a particular investment strategy (e.g., mid-cap growth) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in the same strategy with similar objectives, which tend to minimize the potential for conflicts of interest.
Frontier Capital has adopted trade allocation and aggregation policies that seek to treat all clients fairly and equitably. These policies address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions and aggregations of orders across multiple accounts. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.
3. Description of Compensation
Frontier Capital’s portfolio manager compensation structure is designed to align the interests of portfolio managers with those of the shareholders whose assets they manage. Frontier Capital’s portfolio manager compensation program consists of a base salary, an annual bonus, and participation in company-funded retirement plans. In addition, all of Frontier Capital’s portfolio managers are partners at Frontier Capital, which entitles them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily upon management-fee revenues generated from client accounts.
4. Ownership of Securities
As of October 31, 2024, Mr. Scarpa and Mr. Dabas did not own any shares of Vanguard Mid-Cap Growth Fund.

B. Wellington Management Company LLP (Wellington Management)
Please refer to the description of Wellington Management on page B-51.

1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio manager of the Fund as of the fiscal year ended October 31, 2024 (unless otherwise noted).
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Timothy Manning	Registered investment companies[1]	4	$4.8B	1	$3B
	Other pooled investment vehicles	6	$1.7B	0	$0
	Other accounts	4	$813.6M	0	$0
1 Includes Vanguard Mid-Cap Growth Fund which held assets of $3 billion as of October 31, 2024.
2. Material Conflicts of Interest
Please refer to Wellington Management’s discussion beginning on page B-52.
3. Description of Compensation
Wellington Management receives a fee based on the assets under management of the Wellington Management Portfolio or Fund as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fee earned with respect to the Wellington Management Portfolio or Fund. The following relates to the fiscal year ended October 31, 2024.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high-quality investment management services to its clients. Wellington Management’s compensation of each Wellington Management Portfolio’s or Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Wellington Management Portfolio or Fund includes a base salary and incentive components. The base salary for the Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.  The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Wellington Management Portfolio and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Wellington Management Portfolio is linked to the net pre-tax performance of the Wellington Management Portfolio compared to the Russell Midcap Growth Index over one-, three-, and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Manning is a Partner.
4. Ownership of Securities
As of October 31, 2024, Mr. Manning did not own any shares of Vanguard Mid-Cap Growth Fund.

VI. Vanguard High Dividend Yield Index Fund, Vanguard Emerging Markets Government Bond Index Fund, Vanguard Global Minimum Volatility Fund, Vanguard International Dividend Appreciation Index Fund, and Vanguard International High Dividend Yield Index Fund
Vanguard provides investment advisory services to Vanguard High Dividend Yield Index Fund, Vanguard International Dividend Appreciation Index Fund, and Vanguard International High Dividend Yield Index Fund through its Equity Index Group, and to Vanguard Global Minimum Volatility Fund through its Quantitative Equity Group. Vanguard, through its Fixed Income Group, provides investment advisory services to Vanguard Emerging Markets Government Bond Index Fund. The compensation and other expenses of Vanguard’s advisory staff are allocated among the funds utilizing these services.
During the fiscal years ended October 31, 2022, 2023, and 2024, the Funds incurred the following approximate investment advisory expenses:
Vanguard Fund	2022	2023	2024
Vanguard High Dividend Yield Index Fund	$1,499,000	$1,403,000	$1,280,000
Vanguard Emerging Markets Government Bond Index Fund	57,000	76,000	147,000
Vanguard Global Minimum Volatility Fund	546,000	551,000	555,000
Vanguard International Dividend Appreciation Index Fund	418,000	351,000	407,000
Vanguard International High Dividend Yield Index Fund	417,000	437,000	462,000
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Funds as of the fiscal year ended October 31, 2024 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Scott E. Geiger[1]	Registered investment companies[4]	5	$91.2B	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Chris Nieves[2]	Registered investment companies[5]	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Jena Stenger[3]	Registered investment companies[5]	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Nick Birkett	Registered investment companies[6]	22	$2.1T	0	$0
	Other pooled investment vehicles	4	$12.7B	0	$0
	Other accounts	0	$0	0	$0
Gerard C. O’Reilly	Registered investment companies[6]	18	$2.8T	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Joshua C. Barrickman	Registered investment companies[7]	24	$1.3T	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	7	$6.8B	0	$0
Michael Perre	Registered investment companies[8]	8	$792.3B	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	23	$65.1B	0	$0
Scott Rodemer	Registered investment companies[9]	7	$4.5B	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0

Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
John Ameriks	Registered investment companies[9]	7	$4.5B	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Aaron Choi	Registered investment companies[10]	6	$1.5T	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
1
Mr. Geiger began co-managing Vanguard International High Dividend Yield Index Fund on February 18, 2025.
2
Mr. Nieves began co-managing Vanguard High Dividend Yield Index Fund on February 18, 2025.
3
Ms. Stenger began co-managing Vanguard High Dividend Yield Index Fund on February 18, 2025.
4
Information provided as of December 31, 2024. Includes Vanguard International Dividend Appreciation Index Fund, which held assets of $7.3 billion as of December 31, 2024.
5
Information provided as of December 31, 2024.
6
Includes Vanguard High Dividend Yield Index Fund, which held assets of $72.7 billion as of October 31, 2024.
7
Includes Vanguard Emerging Markets Government Bond Index Fund, which held assets of $5.8 billion as of October 31, 2024.
8
Includes Vanguard International High Dividend Yield Index Fund and Vanguard International Dividend Appreciation Index Fund, which collectively held assets of $16 billion as of October 31, 2024.
9
Includes Vanguard Global Minimum Volatility Fund, which held assets of $2.1 billion as of October 31, 2024.
10
Includes Vanguard International High Dividend Yield Index Fund, which held assets of $8.4 billion as of October 31, 2024.
2. Material Conflicts of Interest
At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these accounts may include separate accounts, collective trusts, and offshore funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by trustees and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations in which two or more funds or accounts participate in investment decisions involving the same securities.
3. Description of Compensation
All Vanguard portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of October 31, 2024, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.
In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Vanguard’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.
A portfolio manager’s bonus is determined by a number of factors. For Vanguard Global Minimum Volatility Fund, the performance factor depends on how successfully the portfolio manager meets or exceeds the performance expectations of the Fund and maintains the risk parameters of the Fund over a three-year period. For Vanguard High Dividend Yield Index Fund, Vanguard Emerging Markets Government Bond Index Fund, Vanguard International Dividend Appreciation Index Fund, and Vanguard International High Dividend Yield Index Fund, the performance factor depends on how closely the portfolio manager tracks the Fund’s benchmark index over a one-year period. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives previously described. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.
4. Ownership of Securities
As of October 31, 2024, none of the portfolio managers owned shares of the Funds they managed. As of December 31, 2024, Mr. Geiger, Mr. Nieves, and Ms. Stenger did not own any shares of the Funds they now co-manage.
Duration and Termination of Investment Advisory Agreements
The current investment advisory agreements with the unaffiliated advisors are renewable for successive one-year periods, only if (1) each renewal is approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund’s outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days’ written notice to the advisor (sixty (60) days’ written notice for Schroders), (2) by a vote of a majority of the Fund’s outstanding voting securities upon 30 days’ written notice to the advisor (60 days’ written notice for Schroders), or (3) by the advisor upon ninety (90) days’ written notice to the Fund.

Vanguard provides investment advisory services to Vanguard High Dividend Yield Index Fund, Vanguard Emerging Markets Government Bond Index Fund, Vanguard Global Minimum Volatility Fund, Vanguard International Dividend Appreciation Index Fund, and Vanguard International High Dividend Yield Index Fund pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement. This Agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.
Securities Lending
The following table describes the securities lending activities of each Fund (other than Vanguard Emerging Markets Government Bond Index Fund) during the fiscal year ended October 31, 2024. Vanguard Advice Select Dividend Growth Fund did not lend its securities during the fiscal year ended October 31, 2024. Pursuant to Vanguard’s securities lending policy, the Emerging Markets Government Bond Index Fund is not permitted to, and does not, lend its investment securities. Vanguard International Dividend Growth Fund commenced operations on November 15, 2023.
Vanguard Fund	Securities Lending Activities
Vanguard Advice Select Global Value Fund
Gross income from securities lending activities	$50,175
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$36
Administrative fees not included in revenue split	$609
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$33,416
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$34,061
Net income from securities lending activities	$16,114

Vanguard Fund	Securities Lending Activities
Vanguard Advice Select International Growth Fund
Gross income from securities lending activities	$20,178
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$17
Administrative fees not included in revenue split	$2
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$20,083
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$20,102
Net income from securities lending activities	$76
Vanguard Global Minimum Volatility Fund
Gross income from securities lending activities	$2,336,468
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,669
Administrative fees not included in revenue split	$61,615
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$682,251
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$745,535
Net income from securities lending activities	$1,590,933
Vanguard High Dividend Yield Index Fund
Gross income from securities lending activities	$4,584,539
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,316
Administrative fees not included in revenue split	$121,524
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$1,007,468
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$1,130,308
Net income from securities lending activities	$3,454,231
Vanguard International Dividend Appreciation Index Fund
Gross income from securities lending activities	$1,990,593
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,776
Administrative fees not included in revenue split	$20,028
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$1,438,579
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$1,460,383
Net income from securities lending activities	$530,210

Vanguard Fund	Securities Lending Activities
Vanguard International Explorer Fund
Gross income from securities lending activities	$1,983,489
Fees paid to securities lending agent from a revenue split	$5,824
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,224
Administrative fees not included in revenue split	$46,033
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$671,919
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$725,000
Net income from securities lending activities	$1,258,489
Vanguard International High Dividend Yield Index Fund
Gross income from securities lending activities	$4,075,337
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$3,361
Administrative fees not included in revenue split	$65,453
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$2,303,539
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$2,372,353
Net income from securities lending activities	$1,702,984
Vanguard Mid-Cap Growth Fund
Gross income from securities lending activities	$400,653
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$367
Administrative fees not included in revenue split	$1,198
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$369,247
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$370,812
Net income from securities lending activities	$29,841
Vanguard Selected Value Fund
Gross income from securities lending activities	$1,167,363
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,028
Administrative fees not included in revenue split	$10,568
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$880,139
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$891,735
Net income from securities lending activities	$275,628
The services provided by Brown Brothers Harriman & Co. and Vanguard, each acting separately as securities lending agents for certain Vanguard funds, include coordinating the selection of securities to be loaned to approved borrowers; negotiating the terms of the loan; monitoring the value of the securities loaned and corresponding collateral, marking to market daily; coordinating the investment of cash collateral in the funds’ approved cash collateral reinvestment vehicle; monitoring dividends and coordinating material proxy votes relating to loaned securities; and transferring, recalling, and arranging the return of loaned securities to the funds upon termination of the loan.

Portfolio Transactions
The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.
The types of securities in which Vanguard Emerging Markets Government Bond Index Fund invests are generally purchased and sold in principal transactions, meaning that the Fund normally purchases securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s markup (i.e., a spread between the bid and the asked prices). Brokerage commissions will also be paid in connection with opening and closing out futures positions.
As previously explained, the types of securities that Vanguard Emerging Markets Government Bond Index Fund purchases do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering: (1) the historical commission rates; (2) the rates that other institutional investors are paying, based upon publicly available information; (3) the rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, the dollar amount, and the number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.

During the fiscal years ended October 31, 2022, 2023, and 2024, the Funds paid the following approximate amounts in brokerage commissions. Brokerage commissions paid by the Fund may be substantially different from year to year for multiple reasons, such as overall fund performance, market volatility, trading volumes, cash flows, or changes to the securities that make up the Fund or a fund’s target index.
Vanguard Fund	2022	2023	2024
Vanguard Advice Select Dividend Growth Fund	$13,000	$26,000	$73,000
Vanguard Advice Select Global Value Fund	107,000	340,000	670,000
Vanguard Advice Select International Growth Fund	52,000	92,000	212,000
Vanguard Emerging Markets Government Bond Index Fund	5,000	6,000	5,000
Vanguard Global Minimum Volatility Fund[1]	395,000	372,000	230,000
Vanguard High Dividend Yield Index Fund	958,000	593,000	1,696,000
Vanguard International Dividend Appreciation Index Fund	513,000	294,000	522,000
Vanguard International Dividend Growth Fund[2]	—	—	—
Vanguard International Explorer Fund	1,601,000	782,000	782,000
Vanguard International High Dividend Yield Index Fund	581,000	411,000	491,000
Vanguard Mid-Cap Growth Fund	1,701,000	1,080,000	1,080,000
Vanguard Selected Value Fund	2,527,000	2,071,000	2,731,000
1 The lower brokerage commissions for the Fund in the fiscal year 2024 were due to lower portfolio turnover and changes to trading processes.
2 The Fund commenced operations on November 15, 2023.
Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of a Fund and one or more of an advisor’s other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities may be aggregated by the advisor, and the purchased securities or sale proceeds may be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund’s board of trustees.
As of October 31, 2024, each Fund held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act, as follows. Vanguard International Dividend Growth Fund commenced operations on November 15, 2023.
Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Vanguard Advice Select Dividend Growth Fund	—	—
Vanguard Advice Select Global Value Fund	Morgan Stanley & Co. LLC	$20,895,007,000
Vanguard Advice Select International Growth Fund	—	—
Vanguard Emerging Markets Government Bond Index Fund	—	—
Vanguard Global Minimum Volatility Fund	—	—
Vanguard High Dividend Yield Index Fund	Citigroup, Inc.	506,424,000
	Goldman Sachs & Co. LLC	672,396,000
	J.P. Morgan Securities LLC	2,619,122,000
	Jefferies LLC	45,932,000
	Morgan Stanley & Co. LLC	555,702,000
	Virtu Americas LLC	10,465,000
Vanguard International Dividend Appreciation Index Fund	—	—
Vanguard International Dividend Growth Fund	—	—
Vanguard International Explorer Fund	—	—
Vanguard International High Dividend Yield Index Fund	BNP PARIBAS	43,220,000
	Santander Investment Securities Inc.	2,767,000
	The Bank of Nova Scotia	39,776,000
Vanguard Mid-Cap Growth Fund	—	—
Vanguard Selected Value Fund	—	—

Proxy Voting
I. Proxy Voting Policies
Each Vanguard fund advised by Vanguard retains the authority to vote proxies received with respect to the shares of equity securities held in a portfolio advised by Vanguard. The Board of Trustees of the Vanguard-advised funds (the Board) has adopted proxy voting procedures and guidelines to govern proxy voting for each portfolio retaining proxy voting authority, which are summarized in Appendix A. The Board of each Vanguard fund advised by a manager not affiliated with Vanguard has delegated the authority to vote proxies related to the portfolio securities held by each fund to its respective advisor(s). Each advisor will vote such proxies in accordance with its own proxy voting policies and procedures, which are summarized in Appendix B.
Vanguard has entered into agreements with various state, federal, and non-U.S. regulators and with certain issuers that limit the amount of shares that the funds may vote at their discretion for particular securities. For these securities, the funds are able to vote a limited portion of the shares at their discretion. Any additional shares generally are voted in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror voted), or the fund is not permitted to vote such shares. Further, the Board has adopted policies that will result in certain funds mirror voting a higher proportion of the shares they own in a regulated issuer in order to permit certain other funds (generally advised by managers not affiliated with Vanguard) to mirror vote none, or a lower proportion, of their shares in such regulated issuer.
II. Securities Lending
There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote the full position at a shareholder meeting. For the funds managed by Vanguard, Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require it to restrict and/or attempt to recall the security based on the criteria set forth in Appendix A. Additionally, Vanguard has processes in place for advisors unaffiliated with Vanguard who have been delegated authority to vote proxies on behalf of certain Vanguard funds to inform Vanguard of an upcoming vote the advisor deems to be material in accordance with such advisor’s proxy voting policies and procedures in order for Vanguard to instruct the recall of the security.
To obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30, log on to vanguard.com or visit the SEC’s website at sec.gov.
Information About the ETF Share Class
Vanguard High Dividend Yield Index Fund, Vanguard Emerging Markets Government Bond Index Fund, Vanguard International Dividend Appreciation Index Fund, and Vanguard International High Dividend Yield Index Fund (the ETF Funds) each offer and issue an exchange-traded class of shares called ETF Shares. Each ETF Fund issues and redeems ETF Shares in large blocks, known as “Creation Units.”

To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must transact through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the ETF Funds’ Distributor (the Distributor). For a current list of Authorized Participants, contact the Distributor.

Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. As with any stock traded on an exchange through a broker, purchases and sales of ETF Shares will be subject to usual and customary brokerage commissions.

Each ETF Fund issues Creation Units in kind in exchange for a basket of securities that are part of—or soon to be part of—its target index (Deposit Securities). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of securities that are part of the Fund’s portfolio holdings (Redemption Securities). The Deposit Securities and Redemption Securities may include American Depositary Receipts (ADR). As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully on the following pages. Each ETF Fund reserves the right to issue Creation Units for cash, rather than in kind. As of the date of this Statement of Additional Information, cash purchases and redemptions will be required for securities traded in Brazil, Chile, China, Colombia, Egypt, India, Kuwait, Malaysia, Pakistan, Peru, Qatar, Russia, Saudi Arabia, South Korea, Taiwan and UAE.

Exchange Listing and Trading
The ETF Shares have been approved for listing on a national securities exchange and will trade on the exchange at market prices that may differ from net asset value (NAV). There can be no assurance that, in the future, ETF Shares will continue to meet all of the exchange’s listing requirements. The exchange will institute procedures to delist a Fund’s ETF Shares if the Fund’s ETF Shares do not continuously comply with the exchange’s listing rules. The exchange will also delist a Fund’s ETF Shares upon termination of the ETF share class.
The exchange disseminates, through the facilities of the Consolidated Tape Association, an updated “indicative optimized portfolio value” (IOPV) for an ETF Fund as calculated by an information provider. The ETF Funds are not involved with or responsible for the calculation or dissemination of the IOPVs, and they make no warranty as to the accuracy of the IOPVs. An IOPV for a Fund’s ETF Shares is disseminated every 15 seconds during regular exchange trading hours. An IOPV has a securities value component and a cash component. The IOPV is designed as an estimate of an ETF Fund’s NAV at a particular point in time, but it is only an estimate and should not be viewed as the actual NAV, which is calculated once each day.
Conversions and Exchanges
Owners of conventional (i.e., not exchange-traded) shares issued by an ETF Fund may convert those shares to ETF Shares of equivalent value of the same Fund. Please see “Conversion Rights” in the Description of the Trust section, to confirm the conversion rights. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.
Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, an investor must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, an investor must contact their broker.
Vanguard Brokerage Services does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege.
Converting conventional shares to ETF Shares is generally accomplished as follows. First, after the broker notifies Vanguard of an investor‘s request to convert, Vanguard will transfer conventional shares from the investor‘s account with Vanguard to the broker‘s omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard’s records will reflect the broker, not the investor, as the owner of the shares. Next, the broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes. The ETF Fund’s transfer agent will reflect ownership of all ETF Shares in the name of the DTC. The DTC will keep track of which ETF Shares belong to the broker, and the broker, in turn, will keep track of which ETF Shares belong to its customers.
Because the DTC is unable to handle fractional shares, only whole shares can be converted. For example, if the investor owned 300.25 conventional shares, and this was equivalent in value to 90.75 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares with a value equal to 0.75 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker‘s omnibus account with Vanguard. The broker then could either (1) take certain internal actions necessary to credit the investor‘s account with 0.75 ETF Shares or (2) redeem the 2.481 conventional shares for cash at NAV and deliver that cash to the investor’s account. If the broker chose to redeem the conventional shares, the investor would realize a gain or loss on the redemption that must be reported on their tax return (unless the shares are held in an IRA or other tax-deferred account). An investor should consult their broker for information on how the broker will handle the conversion process, including whether the broker will impose a fee to process a conversion.
The conversion process works differently for investors who opt to hold ETF Shares through an account at Vanguard Brokerage Services. Investors who convert their conventional shares to ETF Shares through Vanguard Brokerage Services will have all conventional shares for which they request conversion converted to the equivalent dollar value of ETF Shares. Because no fractional shares will have to be sold, the transaction will not be taxable.

Here are some important points to keep in mind when converting conventional shares of an ETF Fund to ETF Shares:
■ The conversion process can take anywhere from several days to several weeks, depending on the broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when an ETF Fund declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.
■ During the conversion process, an investor will remain fully invested in the Fund’s conventional shares, and the investment will increase or decrease in value in tandem with the NAV of those shares.
■ The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.
■ During the conversion process, an investor will be able to liquidate all or part of an investment by instructing Vanguard or the broker (depending on whether the shares are held in the investor’s account or the broker‘s omnibus account) to redeem the conventional shares. After the conversion process is complete, an investor will be able to liquidate all or part of an investment by instructing the broker to sell the ETF Shares.
Book Entry Only System
ETF Shares issued by the ETF Funds are registered in the name of the DTC or its nominee, Cede & Co., and are deposited with, or on behalf of, the DTC. The DTC is a limited-purpose trust company that was created to hold securities of its participants (DTC Participants) and to facilitate the clearance and settlement of transactions among them through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. The DTC is a subsidiary of the Depository Trust and Clearing Corporation (DTCC), which is owned by certain participants of the DTCC’s subsidiaries, including the DTC. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (Indirect Participants).
Beneficial ownership of ETF Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in ETF Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from, or through, the DTC Participant a written confirmation relating to their purchase of ETF Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities. Such laws may impair the ability of certain investors to acquire beneficial interests in ETF Shares.
Each ETF Fund recognizes the DTC or its nominee as the record owner of all ETF Shares for all purposes. Beneficial Owners of ETF Shares are not entitled to have ETF Shares registered in their names and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of the DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests to exercise any rights of a holder of ETF Shares.
Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. The DTC will make available to an ETF Fund, upon request and for a fee, a listing of the ETF Shares of the Fund held by each DTC Participant. The ETF Fund shall obtain from each DTC Participant the number of Beneficial Owners holding ETF Shares, directly or indirectly, through the DTC Participant. The ETF Fund shall provide each DTC Participant with copies of such notice, statement, or other communication, in form, in number, and at such place as the DTC Participant may reasonably request, in order that these communications may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the ETF Fund shall pay to each DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, subject to applicable statutory and regulatory requirements.
Share distributions shall be made to the DTC or its nominee as the registered holder of all ETF Shares. The DTC or its nominee, upon receipt of any such distributions, shall immediately credit the DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in ETF Shares of the appropriate ETF Fund as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of ETF Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The ETF Funds have no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners; for payments made on account of beneficial ownership interests in such ETF Shares; for maintenance, supervision, or review of any records relating to such beneficial ownership interests; or for any other aspect of the relationship between the DTC and DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
The DTC may determine to discontinue providing its service with respect to ETF Shares at any time by giving reasonable notice to the ETF Funds and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the ETF Funds shall take action either to find a replacement for the DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of ETF Shares, unless the ETF Funds make other arrangements with respect thereto satisfactory to the exchange.
Purchase and Issuance of ETF Shares in Creation Units
Except for conversions to ETF Shares from conventional shares,  the ETF Funds issue and sell ETF Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt of an order in proper form on any business day. The ETF Funds do not issue fractional Creation Units. (Please see “Conversions and Exchanges” for the issuance of ETF Shares resulting from a conversion.)
A business day is any day on which the NYSE is open for business. As of the date of this Statement of Additional Information, the NYSE observes the following U.S. holidays: New Year’s Day; Martin Luther King, Jr., Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.
Fund Deposit. The consideration for purchase of a Creation Unit from an ETF Fund generally consists of an in-kind deposit of a designated portfolio of securities (Deposit Securities) and an amount of cash (Cash Component) consisting of a purchase balancing amount and a transaction fee (both described in the following paragraphs). Together, the Deposit Securities and the Cash Component constitute the fund deposit.
The purchase balancing amount is an amount equal to the difference between the NAV of a Creation Unit and the market value of the Deposit Securities (Deposit Amount). It ensures that the NAV of a fund deposit (not including the transaction fee) is identical to the NAV of the Creation Unit it is used to purchase. If the purchase balancing amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to an ETF Fund in cash. If the purchase balancing amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by an ETF Fund to the purchaser in cash (except as offset by the transaction fee).
Vanguard, through the National Securities Clearing Corporation (NSCC), makes available after the close of each business day a list of the names and the number of shares of each Deposit Security to be included in the next business day’s fund deposit for each ETF Fund (subject to possible amendment or correction). Each ETF Fund reserves the right to accept a nonconforming fund deposit.
The identity and number of shares of the Deposit Securities required for a fund deposit may change from one day to another to reflect rebalancing adjustments, corporate actions, or to respond to adjustments to the weighting or composition of the component securities of the relevant target index.
Each ETF Fund reserves the right to permit or require the substitution of an amount of cash—referred to as “cash in lieu”—to be added to the Cash Component to replace any Deposit Security. This might occur, for example, if a Deposit Security is not available in sufficient quantity for delivery, is not eligible for transfer through the applicable clearance and settlement system, or is not eligible for trading by an Authorized Participant or the investor for which an Authorized Participant is acting. Trading costs incurred by the ETF Fund in connection with the purchase of Deposit Securities with cash-in-lieu amounts will be an expense of the ETF Fund. However, Vanguard may adjust the transaction fee to protect existing shareholders from this expense.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the ETF Fund, and the ETF Fund’s determination shall be final and binding.
Procedures for Purchasing Creation Units. An Authorized Participant may place an order to purchase Creation Units from Vanguard High Dividend Yield Index Fund either (1) through the Continuous Net Settlement (CNS) clearing processes of the NSCC as such processes have been enhanced to effect purchases of Creation Units, such processes being referred to herein as the Clearing Process, or (2) outside the Clearing Process. To purchase through the Clearing Process, an Authorized Participant must be a member of the NSCC that is eligible to use the CNS system. Purchases of Creation Units cleared through the Clearing Process will be subject to a lower transaction fee than those cleared outside the Clearing Process.
For all ETF Funds, to initiate a purchase order for a Creation Unit, an Authorized Participant must submit an order in proper form to the Distributor and such order must be received by the Distributor prior to the closing time of regular trading on the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that day‘s NAV. The date on which an order to purchase (or redeem) Creation Units is placed is referred to as the transmittal date. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.
Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the transmittal date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to the DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
For Vanguard Emerging Markets Government Bond Index Fund, Vanguard International Dividend Appreciation Index Fund, and Vanguard International High Dividend Yield Index Fund, the Distributor shall inform the ETF Fund’s custodian of the order. The custodian will then inform the appropriate foreign sub-custodians. Each sub-custodian shall maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the relevant Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or cash-in-lieu amount), with any appropriate adjustments as advised by Vanguard. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodians.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the ETF Fund, immediately available or same-day funds estimated by the ETF Fund to be sufficient to pay the Cash Component. Any excess funds will be returned following settlement of the issue of the Creation Unit.
Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor‘s phone or email systems were not operating properly).
If you are not an Authorized Participant, you must place your purchase order in an acceptable form with an Authorized Participant. The Authorized Participant may request that you make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash when required).
Placement of Purchase Orders for Vanguard High Dividend Yield ETF
Purchase Orders Using the Clearing Process
For purchase orders placed through the Clearing Process, the Participant Agreement authorizes the Distributor to transmit through the transfer agent or index receipt agent to the NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant‘s purchase order. Pursuant to such trade instructions to the NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Cash Component to the appropriate ETF Fund, together with such additional information as may be required by the Distributor.
An order to purchase Creation Units through the Clearing Process is deemed received on the transmittal date if (1) such order is received by the ETF Fund’s designated agent before Closing Time on such transmittal date and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the ETF Fund next determined on that day. An order to purchase Creation Units through the Clearing Process made in proper form but received after Closing Time on the transmittal date will be deemed received on the next business day immediately following the transmittal date and will be effected at the NAV next determined on that day. The Deposit Securities and the Cash Component will be transferred by the first NSCC business day following the date on which the purchase request is deemed received.
Purchase Orders Outside the Clearing Process

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through the DTC. An order to purchase Creation Units outside the Clearing Process is deemed received by the ETF Fund’s designated agent on the transmittal date if (1) such order is received by the Distributor before Closing Time on such transmittal date and (2) all other procedures set forth in the Participant Agreement are properly followed.
If a fund deposit is incomplete on the first business day after the trade date (the trade date, known as “T,” is the date on which the trade actually takes place; one business day after the trade date is known as “T+1”) because of the failed delivery of one or more of the Deposit Securities, the ETF Fund shall be entitled to cancel the purchase order. Alternatively, the ETF Fund may issue Creation Units in reliance on the Authorized Participant’s undertaking to deliver the missing Deposit Securities at a later date. Such undertaking shall be secured by the delivery and maintenance of cash collateral in an amount determined by the ETF Fund in accordance with the terms of the Participant Agreement.
Placement of Purchase Orders for Vanguard International Dividend Appreciation ETF and Vanguard International High Dividend Yield ETF. An order to purchase Creation Units is deemed received on the transmittal date if (1) such order is received by the Distributor prior to Closing Time on such transmittal date, or an earlier cut-off time in the case of an ETF Fund that has established such a time and (2) all other procedures set forth in the Participant Agreement are properly followed.
Except as provided herein, a Creation Unit will not be issued until the transfer of good title to an ETF Fund of the Deposit Securities and the payment of the Cash Component have been completed. When each sub-custodian has confirmed to the custodian that the required securities included in the fund deposit have been delivered to the account of the relevant sub-custodian, and the Cash Component has been delivered to the custodian, the Distributor shall be notified of such delivery, and the ETF Fund will issue and cause the delivery of the Creation Unit.
If a fund deposit is incomplete on the first business day after the trade date (the trade date, known as “T,” is the date on which the trade actually takes place; one business day after the trade date is known as “T+1”) because of the failed delivery of one or more of the Deposit Securities, the ETF Fund shall be entitled to cancel the purchase order. Alternatively, the ETF Fund may issue Creation Units in reliance on the Authorized Participant’s undertaking to deliver the missing Deposit Securities at a later date. Such undertaking shall be secured by the delivery and maintenance of cash collateral in an amount determined by the ETF Fund in accordance with the terms of the Participant Agreement.
Placement of Purchase Orders for Vanguard Emerging Markets Government Bond ETF. An Authorized Participant must deliver the cash and government securities portion of a fund deposit through the Federal Reserve’s Fedwire System and the corporate securities portion of a fund deposit through the DTC. If a fund deposit is incomplete on the first business day after the trade date (the trade date is the date on which the trade actually takes place, or “T”; one business day after the trade is known as “T+1”) because of the failed delivery of one or more of the Deposit Securities, the ETF Fund shall be entitled to cancel the purchase order.
The ETF Fund may issue Creation Units in reliance on the Authorized Participant’s undertaking to deliver the missing Deposit Securities at a later date. Such undertaking shall be secured by the delivery and maintenance of cash collateral in an amount determined by the ETF Fund in accordance with the terms of the Participant Agreement.
Rejection of Purchase Orders. An ETF Fund reserves the absolute right to reject a purchase order. By way of example, and not limitation, an ETF Fund will reject a purchase order if:
■ The order is not in proper form.
■ The Deposit Securities delivered are not the same (in name or amount) as the published basket.
■ Acceptance of the Deposit Securities would have certain adverse tax consequences to the ETF Fund.
■ Acceptance of the fund deposit would, in the opinion of counsel, be unlawful.
■ Acceptance of the fund deposit would otherwise, at the discretion of the ETF Fund or Vanguard, have an adverse effect on the Fund or any of its shareholders.
■ Circumstances outside the control of the ETF Fund, the Trust, the transfer agent, the custodian, the subcustodian, the Distributor, and Vanguard make it for all practical purposes impossible to process the order. Examples include, but are not limited to, natural disasters, public service disruptions, or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events.
If a purchase order is rejected, the Distributor shall notify the Authorized Participant that submitted the order. The ETF Funds, the Trust, the transfer agent, the custodian, the subcustodian, the Distributor, and Vanguard are under no duty, however, to give notification of any defects or irregularities in the delivery of a fund deposit, nor shall any of them incur any liability for the failure to give any such notification.
Transaction Fee on Purchases of Creation Units. An ETF Fund may impose a transaction fee (payable to the Fund) to compensate the ETF Fund for costs associated with the issuance of Creation Units. The amount of the fee, which may be changed by an ETF Fund from time to time at its sole discretion, is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard’s proprietary portal system. For Vanguard High Dividend Yield Index Fund, an additional charge may be imposed for purchases of Creation Units effected outside the Clearing Process. When an ETF Fund permits (or requires) a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser may be assessed an additional variable charge on the cash-in-lieu portion of the investment. The amount of this charge will be disclosed to investors before they place their orders. The amount will be determined by the ETF Fund at its sole discretion. The maximum transaction fee, including any variable charges, on purchases of Creation Units, including any additional charges as described, shall be 2% of the value of the Creation Units.
An ETF Fund reserves the right to not impose a transaction fee or to vary the amount of the transaction fee imposed, up to the maximum amount listed above. To the extent a creation transaction fee is not charged or does not cover the costs associated with the issuance of the Creation Units, certain costs may be borne by the ETF Fund.
Redemption of ETF Shares in Creation Units
To be eligible to place a redemption order, you must be an Authorized Participant. Investors that are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to redeem a Creation Unit.
ETF Shares may be redeemed only in Creation Units. Investors should expect to incur brokerage and other transaction costs in connection with assembling a sufficient number of ETF Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests received on a business day in good order will receive the NAV next determined after the request is made.
Unless cash redemptions are available or specified for an ETF Fund, an investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities; plus (2) a redemption balancing amount in cash equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities; less (3) a transaction fee. If the Redemption Securities have a value greater than the NAV of a Creation Unit, the redeeming investor will pay the redemption balancing amount in cash to the ETF Fund, rather than receive such amount from the Fund.
Vanguard, through the NSCC, makes available after the close of each business day a list of the names and the number of shares of each Redemption Security to be included in the next business day’s redemption basket for an ETF Fund (subject to possible amendment or correction). The basket of Redemption Securities provided to an investor redeeming a Creation Unit may not be identical to the basket of Deposit Securities required of an investor purchasing a Creation Unit. An ETF Fund may provide a redeeming investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through the NSCC.
An ETF Fund reserves the right to deliver cash in lieu of any Redemption Security for the same reason it might accept cash in lieu of a Deposit Security, as previously discussed, or if the ETF Fund could not lawfully deliver the security or could not do so without first registering such security under federal or state law.
Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a redemption order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor’s phone or email systems were not operating properly).
Transaction Fee on Redemptions of Creation Units for Vanguard High Dividend Yield ETF, Vanguard International Dividend Appreciation ETF, and Vanguard International High Dividend Yield ETF. Each ETF Fund may impose a transaction fee (payable to the Fund) to compensate the Fund for costs associated with the redemption of

Creation Units. The amount of the fee, which may be changed by each ETF Fund from time to time at its sole discretion, is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard’s proprietary portal system. An additional charge may be imposed for redemptions of Creation Units of Vanguard High Dividend Yield ETF effected outside the Clearing Process. When an ETF Fund permits (or requires) a redeeming investor to receive cash in lieu of one or more Redemption Securities, each ETF Fund may assess an additional variable charge on the cash portion of the redemption. The amount will vary as determined by the ETF Fund at its sole discretion, and is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard’s proprietary portal system. The maximum transaction fee, including any variable charges, on redemptions of Creation Units shall be 2% of the value of the Creation Units.
Each ETF Fund reserves the right to not impose a transaction fee or to vary the amount of the transaction fee imposed, up to the maximum amount listed above. To the extent a redemption transaction fee is not charged or does not cover the costs associated with the redemption of the Creation Units, certain costs may be borne by the Fund.
Transaction Fee on Redemptions of Creation Units for Vanguard Emerging Markets Government Bond ETF. The ETF Fund imposes a transaction fee (payable to the Fund) to compensate the Fund for costs associated with the redemption of Creation Units. The amount of the fee, which may be changed by the ETF Fund from time to time at its sole discretion, is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard’s proprietary portal system. For Creation Unit redemptions, unlike purchases, the ETF Fund does not impose an additional charge on investors who receive cash in lieu of one or more Redemption Securities. The maximum transaction fee on redemptions of Creation Units shall be 2% of the value of the Creation Units.
The ETF Fund reserves the right to not impose a transaction fee or to vary the amount of the transaction fee imposed, up to the maximum amount listed above. To the extent a redemption transaction fee is not charged or does not cover the costs associated with the redemption of the Creation Units, certain costs may be borne by the Fund.
Placement of Redemption Orders for Vanguard High Dividend Yield ETF
Redemption Orders Using the Clearing Process
An Authorized Participant may place an order to redeem Creation Units of the ETF Fund either (1) through the CNS clearing processes of the NSCC as such processes have been enhanced to effect redemptions of Creation Units, such processes being referred to herein as the Clearing Process, or (2) outside the Clearing Process. To redeem through the Clearing Process, an Authorized Participant must be a member of the NSCC that is eligible to use the CNS system. Redemptions of Creation Units cleared through the Clearing Process will be subject to a lower transaction fee than those cleared outside the Clearing Process.
An order to redeem Creation Units through the Clearing Process is deemed received on the transmittal date if (1) such order is received by the ETF Fund’s designated agent before Closing Time on such transmittal date and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the ETF Fund next determined on that day. An order to redeem Creation Units through the Clearing Process made in proper form but received by the ETF Fund after Closing Time on the transmittal date will be deemed received on the next business day immediately following the transmittal date and will be effected at the NAV next determined on that day. The Redemption Securities and the Cash Redemption Amount will be transferred by the first NSCC business day following the date on which the redemption request is deemed received.
Redemption Orders Outside the Clearing Process
An Authorized Participant that wishes to place an order to redeem a Creation Unit outside the Clearing Process must state that it is not using the Clearing Process and that the redemption instead will be effected through a transfer of ETF Shares directly through the DTC. An order to redeem a Creation Unit of the ETF Fund outside the Clearing Process is deemed received on the transmittal date if (1) such order is received by the ETF Fund’s designated agent before Closing Time on such transmittal date and (2) all other procedures set forth in the Participant Agreement are properly followed.
If a redemption order in proper form is submitted to the transfer agent by an Authorized Participant prior to Closing Time on the transmittal date, then the value of the Redemption Securities and the Cash Redemption Amount will be determined by the ETF Fund on such transmittal date.

After the transfer agent has deemed an order for redemption outside the Clearing Process received, the transfer agent will initiate procedures to transfer the Redemption Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the second business day following the transmittal date on which such redemption order is deemed received by the transfer agent.
If on T+1 an Authorized Participant has failed to deliver all of the Vanguard ETF Shares it is seeking to redeem, the ETF Fund shall be entitled to cancel the redemption order. Alternatively, the ETF Fund may deliver to the Authorized Participant the full complement of Redemption Securities and cash in reliance on the Authorized Participant’s undertaking to deliver the missing ETF Shares at a later date. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of cash collateral in accordance with collateral procedures that are part of the Participant Agreement. In all cases the ETF Fund shall be entitled to charge the Authorized Participant for any costs (including investment losses, attorney’s fees, and interest) incurred by the ETF Fund as a result of the late delivery or failure to deliver.
The ETF Fund reserves the right, at its sole discretion, to require or permit a redeeming investor to receive the redemption proceeds in cash. In such cases, the investor would receive a cash payment equal to the NAV of its ETF Shares based on the NAV of those shares next determined after the redemption request is received in proper form (minus a transaction fee, including a charge for cash redemptions, as previously discussed).
If an Authorized Participant, or a redeeming investor acting through an Authorized Participant, is subject to a legal restriction with respect to a particular security included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the security. In addition, the ETF Fund reserves the right to redeem Creation Units partially for cash to the extent that the Fund could not lawfully deliver one or more Redemption Securities or could not do so without first registering such securities under federal or state law.
Placement of Redemption Orders for Vanguard Emerging Markets Government Bond ETF, Vanguard International Dividend Appreciation ETF, and Vanguard International High Dividend Yield ETF. To initiate a redemption order for a Creation Unit, an Authorized Participant must submit such order in proper form to the Distributor before Closing Time in order to receive that day’s NAV. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.
If on the settlement date (typically T+1) an Authorized Participant has failed to deliver all of the Vanguard ETF Shares it is seeking to redeem, the ETF Fund shall be entitled to cancel the redemption order. Alternatively, the ETF Fund may deliver to the Authorized Participant the full complement of Redemption Securities and cash in reliance on the Authorized Participant’s undertaking to deliver the missing ETF Shares at a later date. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of cash collateral in accordance with collateral procedures that are part of the Participant Agreement. In all cases the ETF Fund shall be entitled to charge the Authorized Participant for any costs (including investment losses, attorney’s fees, and interest) incurred by the ETF Fund as a result of the late delivery or failure to deliver.
If an Authorized Participant, or a redeeming investor acting through an Authorized Participant, is subject to a legal restriction with respect to a particular security included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the security. In addition, the ETF Fund reserves the right to redeem Creation Units partially for cash to the extent that the Fund could not lawfully deliver one or more Redemption Securities or could not do so without first registering such securities under federal or state law.
In connection with taking delivery of shares of Redemption Securities upon redemption of a Creation Unit, an Authorized Participant, or a Beneficial Owner redeeming through an Authorized Participant, must maintain appropriate security arrangements with a qualified broker-dealer, bank, or other custody provider in each jurisdiction in which any of the Redemption Securities are customarily traded, to which account such Deposit Securities will be delivered.
If appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdictions, as required in the preceding paragraph, are not in place, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdictions, the ETF Fund may at its discretion effect the redemption in cash. In such case, the investor will receive a cash payment equal to the NAV of the redeemed shares, based on the NAV next calculated after receipt of the redemption request in proper form (minus a transaction fee as specified previously, to offset the ETF Fund’s transaction costs associated with the disposition of Redemption Securities of the ETF Fund).

Because the Redemption Securities of the ETF Fund may trade on the relevant exchange(s) on days that the exchange is closed, stockholders may not be able to redeem their shares of the ETF Fund, or to purchase or sell ETF Shares on the exchange, on days when the NAV of the ETF Fund could be significantly affected by events in the relevant foreign markets.
As a result of security settlement cycles, local market holidays, and unscheduled foreign market closings, ETFs that hold foreign investments may deliver redemption proceeds (either in kind or in cash) more than seven days (but no more than fifteen days) after receipt of a redemption request in proper form.
Suspension of Redemption Rights. The right of redemption may be suspended or the date of payment postponed with respect to an ETF Fund (1) for any period during which the NYSE or listing exchange is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the NYSE or listing exchange is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable, or (4) in such other circumstances as the SEC permits.
Precautionary Notes
A precautionary note to ETF investors: The DTC or its nominee will be the registered owner of all outstanding ETF Shares. Your ownership of ETF Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.
You should also be aware that investments in ETF Shares may be subject to certain risks relating to having large shareholders. To the extent that a large number of the Fund’s ETF Shares are held by a large shareholder (e.g., an institutional investor, an investment advisor or an affiliate of an investment advisor, an authorized participant, a lead market maker, or another entity), a large redemption by such a shareholder could result in an increase in the ETF’s expense ratio, cause the ETF to incur higher transaction costs, cause the ETF to fail to comply with applicable listing standards of the listing exchange upon which it is listed, lead to the realization of taxable capital gains, or cause the remaining shareholders to receive distributions representing a disproportionate share of the ETF’s ordinary income and long-term capital gains. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material upward or downward effect on the market price of the ETF Shares.
A precautionary note about investing in funds with both ETF and mutual fund share classes: A fund with both conventional mutual fund shares and ETF Shares may subject its ETF shareholders to different costs and tax impacts than a fund with only exchange-traded shares. For example, a fund with both mutual fund shares and ETF Shares may need to buy and sell portfolio securities in response to inflows and outflows in the mutual fund share class. These purchases and sales could result in the fund’s ETF shareholders sharing in brokerage and other transaction costs that shareholders would not incur in a fund with only exchange-traded shares. To the extent a fund with both mutual fund shares and ETF Shares needs to sell portfolio securities at a gain to satisfy mutual fund share class redemptions, the fund may need to distribute taxable capital gains to all of the fund’s shareholders, including those who hold ETF Shares. In addition, a fund with both mutual fund shares and ETF Shares could need to hold more uninvested cash than a fund with only exchange-traded shares in order to satisfy mutual fund share class transactions. This uninvested cash could result in a drag on the fund’s performance.
A precautionary note to purchasers of Creation Units: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing fund.
Because new ETF Shares may be issued on an ongoing basis, a “distribution” of ETF Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933 (the 1933 Act). For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing fund, break them down into the constituent ETF Shares, and sell those shares directly to customers or if you choose to couple the creation of a supply of new ETF Shares with an active selling effort involving solicitation of secondary market demand for ETF Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with ETF Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act.
A precautionary note to shareholders redeeming Creation Units: An Authorized Participant that is not a “qualified institutional buyer” as defined in Rule 144A under the 1933 Act will not be able to receive, as part of the redemption basket, restricted securities eligible for resale under Rule 144A.
A precautionary note to investment companies: Vanguard ETF Shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the 1940 Act. SEC Rule 12d1-4 under the 1940 Act permits investments in Vanguard ETF Shares beyond the limits of Section 12(d)(1), subject to the conditions of Rule 12d1-4, as described under the heading “Other Investment Companies.”
Financial Statements
Each Fund’s financial statements for the fiscal year ended October 31, 2024, and the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds’ annual reports to shareholders, which may be obtained without charge.
Description of Bond Ratings
Moody’s Ratings Symbols
The following describe characteristics of the global long-term (original maturity of 1 year or more) bond ratings provided by Moody’s Ratings:
Aaa—Judged to be obligations of the highest quality, they are subject to the lowest level of credit risk.
Aa—Judged to be obligations of high quality, they are subject to very low credit risk. Together with the Aaa group, they make up what are generally known as high-grade bonds.
A—Judged to be upper-medium-grade obligations, they are subject to low credit risk.
Baa—Judged to be medium-grade obligations, subject to moderate credit risk, they may possess certain speculative characteristics.
Ba—Judged to be speculative obligations, they are subject to substantial credit risk.
B—Considered to be speculative obligations, they are subject to high credit risk.
Caa—Judged to be speculative obligations of poor standing, they are subject to very high credit risk.
Ca—Viewed as highly speculative obligations, they are likely in, or very near, default, with some prospect of recovery of principal and interest.
C—Viewed as the lowest rated obligations, they are typically in default, with little prospect for recovery of principal and interest.
Moody’s Ratings also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking toward the lower end of the category.

The following describe characteristics of the global short-term (original maturity of 13 months or less) bond ratings provided by Moody’s Ratings. This ratings scale also applies to U.S. municipal tax-exempt commercial paper.
Prime-1 (P-1)—Judged to have a superior ability to repay short-term debt obligations.
Prime-2 (P-2)—Judged to have a strong ability to repay short-term debt obligations.
Prime-3 (P-3)—Judged to have an acceptable ability to repay short-term debt obligations.
Not Prime (NP)—Cannot be judged to be in any of the prime rating categories.
The following describe characteristics of the U.S. municipal short-term bond ratings provided by Moody’s Ratings:
Moody’s Ratings for state and municipal notes and other short-term (up to 3 years) obligations are designated Municipal Investment Grade (MIG).
MIG 1—Indicates superior quality, enjoying the excellent protection of established cash flows, liquidity support, and broad-based access to the market for refinancing.
MIG 2—Indicates strong credit quality with ample margins of protection, although not as large as in the preceding group.
MIG 3—Indicates acceptable credit quality, with narrow liquidity and cash-flow protection and less well-established market access for refinancing.
SG—Indicates speculative credit quality with questionable margins of protection.
S&P Global Ratings
The following describe characteristics of the long-term (original maturity of 1 year or more) bond ratings provided by S&P Global Ratings:
AAA—These are the highest rated obligations. The capacity to pay interest and repay principal is extremely strong.
AA—These also qualify as high-grade obligations. They have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.
A—These are regarded as upper-medium-grade obligations. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB—These are regarded as having an adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity in this regard. This group is the lowest that qualifies for commercial bank investment.
BB, B, CCC, CC, and C—These obligations range from speculative to significantly speculative with respect to the capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest.
D—These obligations are in default, and payment of principal and/or interest is likely in arrears.
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
The following describe characteristics of short-term (original maturity of 365 days or less) bond and commercial paper ratings designations provided by S&P Global Ratings:
A-1—These are the highest rated obligations. The capacity of the obligor to pay interest and repay principal is strong. The addition of a plus sign (+) would indicate a very strong capacity.
A-2—These obligations are somewhat susceptible to changing economic conditions. The obligor has a satisfactory capacity to pay interest and repay principal.
A-3—These obligations are more susceptible to the adverse effects of changing economic conditions, which could lead to a weakened capacity to pay interest and repay principal.

B—These obligations are vulnerable to nonpayment and are significantly speculative, but the obligor currently has the capacity to meet its financial commitments.
C—These obligations are vulnerable to nonpayment, but the obligor must rely on favorable economic conditions to meet its financial commitment.
D—These obligations are in default, and payment of principal and/or interest is likely in arrears.
The following describe characteristics of U.S. municipal short-term (original maturity of 3 years or less) note ratings provided by S&P Global Ratings:
SP-1—This designation indicates a strong capacity to pay principal and interest.
SP-2—This designation indicates a satisfactory capacity to pay principal and interest.
SP-3—This designation indicates a speculative capacity to pay principal and interest.

Appendix A
Summary of the Vanguard-Advised Funds Proxy Voting Policy
The funds for which Vanguard acts as investment advisor (Vanguard-advised funds) retain authority to vote proxies received for the shares of equity securities held in each fund. The Board of Trustees (the Board) for the Vanguard-advised funds has adopted proxy voting procedures and guidelines to govern proxy voting for each portfolio retaining proxy voting authority.
The Investment Stewardship Oversight Committee (the Committee), comprised primarily of fund officers and subject to the procedures described below, oversees the Vanguard-advised funds’ proxy voting. The Committee reports directly to the Board. Vanguard is subject to these procedures and the proxy voting policies to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the voting policies have also been approved by the Board of Directors of Vanguard.
The voting principles and policies adopted by the Board provide a framework for assessing each proposal and seek to ensure that each vote is cast in the best interests of each fund. Under the voting policies, each proposal is evaluated on its merits, based on the particular facts and circumstances presented at the company in question. For more information on the funds’ proxy voting policies, please visit about.vanguard.com/investment-stewardship.
I. Investment Stewardship Team
The Investment Stewardship Team administers the day-to-day operation of the funds’ proxy voting process, overseen by the Committee. The Investment Stewardship Team performs the following functions: (1) managing and conducting due diligence of proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the voting policies; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Investment Stewardship Team also prepares periodic and special reports for the Board and proposes amendments to the procedures and voting policies.
II. Investment Stewardship Oversight Committee
The Board, including a majority of the independent trustees, appoints the members of the Committee (which is comprised primarily of fund officers). The Committee works with the Investment Stewardship Team to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to exercise its decision-making authority in accordance with the Board’s instructions as set forth in the funds’ proxy voting procedures and voting policies and subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethical Conduct. The Committee may advise the Investment Stewardship Team on how to best apply the Board’s instructions as set forth in the voting policies or refer the matter to the Board, which has ultimate decision-making authority for the funds. The Board reviews the procedures and voting policies annually and modifies them from time to time upon the recommendation of the Committee and in consultation with the Investment Stewardship Team.
III. Proxy Voting Pillars
Vanguard’s investment stewardship activities are grounded in four pillars of corporate governance:
1) Board composition and effectiveness: Good governance begins with a company’s board of directors. Our primary focus is on understanding to what extent the individuals who serve as board members are appropriately independent, capable, and experienced.
2) Board oversight of strategy and risk: Boards should be meaningfully involved in the formation and oversight of strategy and have ongoing oversight of material risks to their company. We work to understand how boards of directors are involved in strategy formation, oversee company strategy, and identify and govern material risks to long-term shareholder returns.
3) Executive pay (compensation or remuneration): Sound, performance-linked compensation programs drive long-term investment returns. We look for companies to provide clear disclosure about their compensation practices, the board’s oversight of those practices, and how said practices are aligned with long-term shareholder returns.

4) Shareholder rights: We believe governance structures should allow shareholders to effectively exercise their foundational rights. Shareholder rights enable a company’s owners to use their voice and their vote—ideally, consistent with their economic exposure—to effect and approve changes in corporate governance practices.
IV. Evaluation of Proxies
For ease of reference, the procedures and guidelines often refer to all Vanguard-advised funds. However, the processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving routine corporate governance matters, the evaluation could result in the funds having a common interest in the matter and, accordingly, each fund casting votes in the same manner. In other cases, however, a fund may vote differently from other funds, depending upon the nature and objective of each fund, if doing so is in the best interest of the individual fund.
The voting policies do not permit the Board to delegate voting discretion to a third party that does not serve as a fiduciary for all Vanguard-advised funds. Because many factors bear on each decision, the voting policies incorporate factors that should be considered in each voting decision. A fund may refrain from voting some or all of its shares or vote in a particular way if doing so would be in the fund’s and its shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard funds in the aggregate) were to own more than the permissible maximum percentage of a company’s stock (as determined by the company’s governing documents or by applicable law, regulation, or regulatory agreement), or if voting would present a potential conflict of interest.
In evaluating proxy proposals, the Investment Stewardship Team considers information from many sources, which could include, but is not limited to, the perspectives of the company management or shareholders presenting a proposal, independent proxy research services, or proprietary research. Additionally, data and recommendations from proxy advisors serve as one of many inputs into our research process. The Vanguard-advised funds may utilize automated voting for matters that are clearly addressed by the funds’ proxy voting procedures and guidelines.
While serving as a framework, the voting policies cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Investment Stewardship Team, under the supervision of the Committee, will evaluate the matter and cast the fund’s vote in a manner that is in the fund’s best interest, subject to the individual circumstances of the fund.
V. Conflicts of Interest
Vanguard takes seriously its commitment to avoid potential conflicts of interest. Vanguard funds invest in thousands of publicly listed companies worldwide. Those companies may include clients, potential clients, vendors, or competitors. Some companies may employ Vanguard trustees, former Vanguard executives, or family members of Vanguard personnel who have direct involvement in Vanguard’s Investment Stewardship program.
Vanguard’s approach to mitigating conflicts of interest begins with the funds’ proxy voting procedures. The procedures require that voting personnel act as fiduciaries and must conduct their activities at all times in accordance with the following standards: (i) fund shareholders’ interests come first; (ii) conflicts of interest must be avoided and mitigated to the extent possible; and (iii) compromising situations must be avoided.
We maintain an important separation between Vanguard’s Investment Stewardship Team and other groups within Vanguard that are responsible for sales, marketing, client service, and vendor/partner relationships. Proxy voting personnel are required to disclose potential conflicts of interest and must recuse themselves from all voting decisions and engagement activities in such instances. In certain circumstances, Vanguard may refrain from voting shares of a company, or may engage an independent third-party fiduciary to vote proxies.
Each externally managed fund has adopted the proxy voting guidelines of its advisor(s) and votes in accordance with the external advisors’ guidelines and procedures. Each advisor has its own procedures for managing conflicts of interest in the best interests of fund shareholders.
VI. Shareholder Proposals
Shareholder proposals are evaluated in the context of the general corporate governance principle that a company’s board has ultimate responsibility for providing effective ongoing oversight of relevant sector and company-specific risks, including risks related to environmental and social matters. Each proposal is evaluated on its merits and in the context of the particular facts and circumstances at the company in question and supported when there is a logically demonstrable linkage between the specific proposal and long-term shareholder value of the company. Some of the factors considered when evaluating shareholder proposals include the materiality of the risk addressed by the proposal, the quality of the current disclosures/business practices, and any progress by the company toward addressing and disclosing the relevant material risk.
VII. Voting in Markets Outside the United States
Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States (U.S.) in which the funds may invest. Each fund’s votes will be used, where applicable, to support improvements in governance and disclosure by each fund’s portfolio companies. Matters presented by non-U.S. portfolio companies will be evaluated in the foregoing context, as well as in accordance with local market standards and best practices. Votes are cast for each fund in a manner philosophically consistent with the voting policies, taking into account differing practices by market.
In many other markets, voting proxies will result in a fund being prohibited from selling the shares for a period of time due to requirements known as “share-blocking” or reregistration. Generally, the value of voting is unlikely to outweigh the loss of liquidity imposed by these requirements on the funds. In such instances, the funds will generally abstain from voting.
The costs of voting (e.g., custodian fees, vote agency fees) in other markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.
VIII. Voting Shares of a Company That Has an Ownership Limitation
Certain companies have provisions in their governing documents or other agreements that restrict stock ownership in excess of a specified limit. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts but may be included in other companies’ governing documents. A company’s governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund to exceed the stated ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company’s shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company’s specified limit is in the best interests of the fund and its shareholders.
In addition, applicable law may require prior regulatory approval to permit ownership of certain regulated issuer’s voting securities above certain limits or may impose other restrictions on owners of more than a certain percentage of a regulated issuer’s voting shares. The Board has authorized the funds to vote shares above these limits in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror vote), or to refrain from voting excess shares. Further, the Board has adopted policies that will result in certain funds mirror voting a higher proportion of the shares they own in a regulated issuer in order to permit certain other funds (generally advised by managers not affiliated with Vanguard) to mirror vote none, or a lower proportion of, their shares in such regulated issuer.
IX. Voting on a Fund’s Holdings of Other Vanguard Funds
Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.
X. Securities Lending
There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote in a shareholder meeting. Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require us to restrict and/or recall the stock. In making this decision, we consider:
■ The subject of the vote and whether, based on our knowledge and experience, we believe the topic is potentially material to the corporate governance and/or long-term performance of the company;
■ The funds’ individual and/or aggregate equity investment in a company, and whether we estimate that voting funds’ shares would affect the shareholder meeting outcome; and

■ The long-term impact to our fund shareholders, evaluating whether we believe the benefits of voting a company’s shares would outweigh the benefits of stock lending revenues in a particular instance.

Appendix B
Baillie Gifford Proxy Voting Guidelines
Baillie Gifford votes proxies related to securities held by the Funds in line with Baillie Gifford’s Proxy Voting Guidelines (the “Guidelines”).
The Guidelines are developed and administered by the Environmental, Social and Governance (ESG) Team of Baillie Gifford & Co. The Voting Team, which sits within the ESG Team, works with the investment teams and is responsible for the voting of proxies. The head of the ESG Team is a partner of Baillie Gifford & Co, with oversight of the function falling under the remit of the ESG Oversight Group.
The Guidelines detail Baillie Gifford’s approach to proxy voting, framed around Baillie Gifford’s stewardship principles:
• Governance fit for purpose
• Alignment in vision and practice
• Long-term value creation
• Sustainable business practices
Baillie Gifford recognizes that given the range of markets in which the Funds invest, one set of standards is unlikely to be appropriate. The Guidelines provide some insight into our voting process and approach to matters routinely presented for a vote at shareholder meetings. They do not indicate how Baillie Gifford will vote on specific topics.
Pragmatic & Flexible Approach
Baillie Gifford’s voting analysis and decisions are driven by what they consider will promote the long-term prospects of the company, thereby supporting the outcomes they aim to deliver to clients. Voting analysis is bottom-up and led by each investment case. The Guidelines are intended to provide an insight into how Baillie Gifford approaches voting on behalf of clients, however it is important to note that Baillie Gifford assesses every company individually. Baillie Gifford will evaluate proposals on a case-by-case basis, based on what it believes to be in the best long-term interests of the clients, rather than rigidly applying a policy.
In evaluating each proxy, the ESG Team follows the Guidelines, while also considering third party analysis, Baillie Gifford’s and its affiliates own research and discussions with company management.
The Voting Team oversees voting analysis and execution in conjunction with the investment managers. Baillie Gifford may elect not to vote on certain proxies. While Baillie Gifford endeavors to vote a Fund’s shares in all markets, on occasion this may not be possible due to a practice known as share blocking, whereby voting shares would result in Baillie Gifford being prevented from trading for a certain period of time. When voting in these markets, Baillie Gifford assesses the benefits of voting clients’ shares against the relevant restrictions. Baillie Gifford may also not vote where it has sold out of a stock following the record date.
Conflicts of Interest
Baillie Gifford recognizes the importance of managing potential conflicts of interest that may exist when voting a proxy solicited by a company with whom the Baillie Gifford & Co has a material business or personal relationship. The Voting Team is responsible for monitoring possible material conflicts of interest with respect to proxy voting and maintains an internal conflicts of interest policy.
For proxy votes that involve a potential conflict of interest, Baillie Gifford has an internal process to review the proposed voting rationale. It would consider whether business relationships between Baillie Gifford and the company have influenced the proposed vote and decide the course of action to be taken in the best interests of its clients. Where a conflict of interest is deemed not to have been prevented or managed by organizational arrangement in place, Baillie Gifford will disclose the existence of a conflict of interest.

COOKE & BIELER, L.P.
PROXY POLICY
As a fiduciary, Cooke & Bieler has a duty and an obligation to serve the best interests of our clients and when delegated proxy voting authority, we seek to vote in a manner that maximizes shareholder value over time, thereby furthering the best interests and investment goals of our clients. Clients have the ability to retain the authority to vote their own proxies, and in these cases, they will not receive proxy information from Cooke & Bieler, but rather from a third-party proxy service provider or their custodian. In practice, many of our clients delegate to us the authority to vote proxies related to the securities in their accounts.
Decision Methods
Our approach to voting proxies for our clients is driven by the same deep, fundamental research that underpins our investment decisions. We additionally consider the voting recommendations of third parties, such as proxy service providers – currently Glass Lewis & Co. – that provide us with research on each proxy vote, but the research and recommendations are not determinative. We utilize two outside proxy firms, currently Broadridge and Proxytrust, to act as agent for the proxy process and to maintain records of each vote for our clients.
We vote in accordance with our key objective of maximizing shareholder value over time and therefore seek to vote in favor of proposals that result in tangible benefits to companies or benefit shareholders through increased disclosures. It is difficult to distill our decision-making process into prescriptive rules; we consider each ballot item individually and apply careful, fundamental, bottom-up research. Each vote is ultimately cast on a case-by-case basis while considering all relevant facts and circumstances at the time of the vote.
Proxy Voting Guidelines
Each proxy voting issue proposal is unique and must be considered individually, however, there are certain issues which frequently reappear on the ballots for publicly owned companies. We have formulated brief descriptions of these issues and how we generally vote on them. However, as each situation is unique, we may vote otherwise in particular instances when we deem doing so is in the best interests of shareholders.

I. Corporate Governance
a. Voting on Director Nominees in Elections
Votes on director nominees are determined on a case-by-case basis, examining factors including long-term corporate performance, the composition of the board and key board committees, and the board’s overall track record. We aim to support director nominees who have strong records of fulfilling their responsibilities to shareholders and possess the necessary skills and backgrounds to make informed decisions.
b. Dual Chairperson/CEO
As we seek to invest in companies with strong and effective leadership, we generally support the company CEOs since, in many cases, a highly effective CEO can also serve as an effective Chair. We vote on the separation of Chairperson and CEO on a case-by-case basis.
c. Board Independence
An effective board is able to generate and protect shareholder value while maintaining a proper tone at the top. In general, this is best achieved by boards comprised of individuals with diverse backgrounds, relevant experience, and sufficient independence. In assessing the independence of directors, we evaluate whether directors have records of making objective decisions and examine the directors’ relationships with the company and its executives, among others. We vote on the matter of board independence on a case-by-case basis.
d. Stock Ownership Requirements
We generally vote against shareholder proposals requiring directors to own a minimum amount of company stock to qualify as a director or to remain on the board. Requiring stock ownership may limit the number of persons qualified to be on the board, and we believe that a director can serve the company well regardless of the extent of his or her ownership.
e. Requiring Majority Voting for Election of Directors

Directors can be elected by either a plurality of votes cast or by a majority of votes cast or in some cases by a supermajority. We believe investors’ interests are best served by majority voting. In certain cases with low shareholder participation, plurality voting may result in a motivated minority of shareholders having disproportionate influence. A requirement for a supermajority, however, may act to entrench the current board and dilute the influence of shareholders. As a result, we generally vote for majority voting but against management proposals requiring a supermajority shareholder vote.

II. Capital Structure
a. Approve Distribution of Dividends
We generally vote for management proposals to distribute stock dividends.
b. Preemptive Rights
We generally vote for proposals seeking to eliminate preemptive rights, while typically taking into consideration the size of the company, the shareholder base, and the liquidity of the stock, among other factors.

III. Compensation
a. Golden Parachutes
While we consider golden parachute proposals based on the specific circumstances, we generally vote against proposals that contain excessive cash severance packages. Well-structured golden parachutes may serve shareholder interests by encouraging executives to pursue mergers or sales that may result in a change of management; however, excessive payments may act as a disincentive to potential acquirers. More generally, we believe that high levels of compensation should be appropriately matched to superior performance over time and not oriented toward encouraging or discouraging mergers or takeovers.
b. Pay for Superior Performance
We generally vote for proposals that reward executives for superior performance, taking into account factors such as the type of industry, the stage of the business cycle, and the details of current incentive programs, among others.
c. Say-on-Pay
Amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), adopted in January 2011, require public companies to provide their shareholders with an advisory vote on the compensation of the most highly compensated executives. Public companies are also required to provide an advisory shareholder vote on the frequency of the Say-on-Pay vote occurrence (the amendments require Say-on-Pay votes at least once every six years).
Cooke & Bieler carefully reviews the compensation awarded to senior executives as we believe this is an area in which boards reveal their priorities. We believe that effective compensation arrangements should appropriately mix short and long-term performance-based incentives along with reasonable fixed pay elements. We recognize that performance metrics vary widely depending on the company and industry, among many other factors, and believe that transparent and timely disclosure of executive pay is instrumental in allowing shareholders to accurately evaluate if pay is in alignment with company performance. Our votes on executive compensation will be determined on a case-by-case basis and we generally vote in favor of proposals modifying the frequency of Say-on-Pay votes to annually.
d. Shareholder Proposals to Limit Executive and Director Pay
We review all proposals seeking to limit executive and director pay on a case-by-case basis but generally vote in support of these proposals in cases where we consider executive and director pay to be excessive.

IV. Auditors
a. Ratifying Auditors
We generally vote for the appointment of independent auditors who do not have a financial interest in or association with the company and if audit integrity has not been compromised.

V. Tender Offer Defenses
a. Eliminate Supermajority Requirements

By requiring a large majority of shareholders (generally 67% to 90%) to approve critical changes, such as a merger or acquisition, supermajority vote requirements may effectively impede shareholder actions on ballot items that are highly impactful to shareholder interests. We therefore generally vote for proposals to eliminate supermajority requirements.

VI. Mergers and Corporate Restructurings
a. Mergers and Acquisitions
We consider mergers and acquisitions carefully, evaluating factors such as the financial and operating benefits, the offer price, the prospects of the combined companies, and any changes in the corporate governance and their impact on shareholder rights. We therefore generally vote any proposed mergers and/or acquisitions on a case-by-case basis.

VII. Social and Environmental Issues
Once-rare, shareholder proposals now frequently appear on proxy ballots, often addressing environmental or social issues. We believe companies’ environmental and social practices may have material financial, regulatory, and reputational implications, and that thoughtful management of these issues can be an important tool for creating and increasing shareholder value. We consider each issue on a case-by-case basis. While we may not vote as management recommends, we hope to support effective management and oversight of our companies. We generally vote for proposals we believe provide shareholders valuable information, at a reasonable cost to the company, and/or address issues management has neglected. We generally vote against proposals that we believe are overly burdensome or unlikely to benefit the long-term economic interests of shareholders. In evaluating these issues, we generally consider the following factors:
• Whether adoption of the proposal would have a positive or negative impact on the company’s short-term or long-term share value;
• Whether implementation of the proposal would achieve the objectives sought in the proposal;
• Whether the company has already responded in some appropriate manner to the request embodied in the proposal.
Shareholder proposals which appear frequently include, but are not limited to, the following:
a. Board Diversity
We believe that a board composed of individuals with diversity of experience, skills, and perspectives are generally better positioned to provide effective and strong company leadership. We therefore generally vote in support of director nominees with diverse and/or underrepresented backgrounds. Many proposals requiring additional reports or disclosures are not carefully constructed and would not meaningfully advance their stated objectives; thus, we vote such proposals on a case-by-case basis.
b. Proposal to Lower the Ownership Threshold Required to Call a Special S/H Meeting
Generally, we are in favor of reasonable ownership threshold requirements to propose shareholder votes or call special meetings; we generally vote case-by-case on proposals to lower ownership thresholds. Institutional investors with the resources to conduct rigorous research and due diligence may obtain a more thorough understanding of ballot issues.
c. Climate Change
Proposals that urge companies to increase disclosures regarding climate-change related issues may meaningfully increase shareholder understanding of the company’s policies on these issues. However, many companies have already taken significant steps to improve disclosure and shareholder proposals are often not carefully crafted. We therefore vote case-by-case on shareholder resolutions requesting increased or enhanced disclosure from companies on climate-related issues.
d. Gender Pay Equality
We consider voting in support of thoughtful shareholder resolutions for greater disclosures on gender pay equity in certain circumstances where the company may not have addressed the issue to a satisfactory degree and where this may present a risk to the company and its shareholders.

Conflicts of Interest

Although rare, conflicts of interest between the firm and our clients on proxy issues may arise. Cooke & Bieler personnel may have a significant business or personal relationship with an issuer, or Glass Lewis may have a conflict with an issuer. Further, clients may take certain positions on shareholder and/or other proxy issues that may differ from our firm’s primary objectives and methods of voting proxies, in which case we vote in accordance with the instructions of the client(s). We have adopted a four-step process to identify and address any material conflicts of interest.
1. Identify any issues where Cooke & Bieler has a significant business or personal relationship that would result in a conflict of interest.
a. Cooke & Bieler identifies issuers with which there may be a conflict of interest and maintain a list of such issuers. Access persons of Cooke & Bieler who vote proxies have a duty to disclose to the firm any material conflicts of interest of which they have knowledge but may not have identified pursuant to this policy.
i. A significant business relationship is defined as one that represents 5% or $1,000,000 of Cooke & Bieler’s revenues for the most recent fiscal year, whichever is less, or one that involves a significant relationship between Cooke & Bieler and a particular company that would create an incentive for Cooke & Bieler to vote in favor of management.
ii. A significant personal/family relationship is one that would be reasonably likely to influence how Cooke & Bieler votes proxies.
2. Identify proxy proposals where the conflict of interest may be material.
a. Cooke & Bieler determines whether the conflict is material to any specific proxy proposal. If not, we will vote the proxy in accordance with our procedures and guidelines; if the conflict is material, we will vote according to an independent third party (currently Glass Lewis) after confirming that they do not have a conflict of interest.
3. Determine whether Glass Lewis also has a conflict of interest.
a. Glass Lewis provides prominent disclosures of potential conflicts on the cover of the relevant Proxy Paper research report. If Glass Lewis has a conflict of interest, then we will vote in accordance with another unaffiliated third-party provider.
4. Document the conflict and its resolution.
Proxy Voting Process
1. Broadridge routes our clients’ proxy voting materials and populates Available Voting Shares on ProxyEdge matched with Holdings Shares we provide them.
2. The Proxy Administrator reconciles the Available Shares and Holding Shares which may differ due to securities lending.
3. The Proxy Administrator forwards all meeting materials, including agenda items and Glass Lewis research, to the responsible analyst for review.
4. Absent any material conflicts, the responsible analyst determines how the firm should vote.
5. The Proxy Administrator votes all Available Shares according to the analyst’s intentions on ProxyEdge or Proxytrust, depending on the client. Any physical ballots that are delivered to our offices are voted by the Proxy Administrator online using ProxyVote or another specified website.
Responsibilities
Broadridge is responsible for: notifying Cooke & Bieler in advance of the meeting; providing the appropriate proxies to be voted; and for maintaining records of proxy statements received and votes cast.
The Compliance Team is responsible for: maintaining the proxy policies and procedures; determining when a potential conflict of interest exists; maintaining records of all communications received from clients requesting information on how their proxies were voted; and notifying clients how they can obtain voting records and policies and procedures.
The Operations Team is responsible for: determining which accounts Cooke & Bieler has proxy voting responsibilities for.

The Proxy Administrator is responsible for: obtaining the appropriate guidance from the portfolio manager on how to vote; and maintaining documents created that were material to the voting.
The Proxy Committee is responsible for: maintaining Cooke & Bieler’s proxy policy on a current basis; meeting annually to review our voting history and identify any key trends in conjunction with proxy season reviews from our proxy provider; monitoring our voting for adherence to our proxy policy; and evaluating proxy service providers at least annually.
Securities on Loan
Some clients of Cooke & Bieler may participate in securities lending programs. Cooke & Bieler does not direct or oversee such securities lending activities and will not typically request to recall securities on loan to be voted unless we believe that we are likely to affect the outcome of the vote. There is no guarantee that the shares will be returned in time to process the vote, as the ability to do so is not entirely within the control of Cooke & Bieler, requiring both the cooperation of the client and its other service providers.
Donald Smith & Co., Inc.
Proxy Voting Policy & Procedures
I. ADOPTION OF NEW PROXY VOTING POLICY.
The Securities and Exchange Commission (SEC) adopted rule 206(4)-6 under the Investment Advisers Act of 1940, effective March 10, 2003. This new rule addresses an investment adviser’s fiduciary obligation to its clients when the adviser has authority to vote their proxies. The rule requires an investment adviser that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, to disclose to clients information about these policies and procedures, and to disclose to clients how they may obtain information on how the adviser has voted their proxies. There are also amendments to Rule 204-2 under the Investment Advisers Act of 1940 that require advisers to maintain certain records relating to proxy voting.
We are a Registered Investment Adviser (RIA) under the 1940 Act and are therefore subject to the above referenced rules promulgated by the SEC.
These written policies and procedures adopted July 1, 2003, and all amendments thereafter, are designed to ensure our compliance with these rules. Additionally, these policies and procedures are designed to enable us to vote in the best interests of our clients.
Our clients have full discretion over who votes proxies on behalf of their account(s). Presently, we vote proxies on behalf of the majority of our clients.
II. GENERAL VOTING POLICY.
As our primary goal is to maximize the value of our clients’ investment portfolios, we maintain a proxy voting policy that best serves the interest of our clients in their capacity as shareholders of a company. We believe this policy is in accordance with the SEC Guidelines that an investment adviser’s primary responsibility as a fiduciary is to vote in the best interest of its clients.
We normally vote in support of company management on “routine” proposals, but vote against proposals that we believe would negatively impact the long-term value of our clients’ share of a company. We vote against almost all proposals that would hinder the realization of maximum value for shareholders.
More specifically we vote for:
1. Confidential voting.
2. Shareholders must approve any poison pills or rights plan.
3. Shareholders’ right to exercise an annual non-binding approval vote on executive compensation.
4. Annual election of Directors and against staggered Boards.
5. Cumulative voting.

6. Maintaining liability of Directors for gross negligence and malfeasance.
7. Vote against large dilution of shareholders, except company specific exceptions.
8. To review carefully all mergers. We will specifically focus on mergers that dilute tangible book value and vote against those managements that engage in such acquisitive activity.
9. Proxy access for shareholders, or groups of shareholders, of significant size and length of ownership.
The examples above are provided to give a general indication on how we vote our proxies on certain issues. Thus, these examples do not address all potential voting issues or the intricacies that may surround individual proxy votes. Therefore, actual proxy votes may differ from the guidelines presented. In 2013 we initiated a subscription to ISS proxy research to aid in our research process and to use as a reference when casting our proxy votes.
III. DISCLOSURE.
This new proxy voting policy has been provided to all of our clients to satisfy certain disclosure rules imposed by Rule 206(4)-6. Additionally, any client can request and we would make available any and all details on specific proxy votes. They may contact us via any form of communication, oral or written.
IV. CONFLICTS OF INTEREST.
We are very sensitive to conflicts of interest that could possibly arise in the proxy voting process. We remain committed to resolving any and all conflicts in the best interest of our clients. Accordingly, this proxy voting policy is adopted to serve the best interest of our clients and we will generally vote pursuant to this policy when conflicts arise.
Resolving Potential Conflicts of Interest:
Our compliance officer is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:
• Adviser manages a pension plan, administers employee benefit plans or provides brokerage, underwriting, insurance, or banking services to a company whose manage- ment is soliciting proxies;
• Adviser has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;
• Adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.
In instances where a potential conflict of interest exists, the compliance officer will obtain client consent before voting. The compliance officer will provide the client with sufficient information regarding the shareholder vote and the adviser’s potential conflict so that the client can make an informed decision whether or not to consent.
V. RECORD KEEPING.
Our record keeping procedures ensure compliance with the amendments made to Rule 204-2 of the Investment Advisers Act of 1940. We retain all proxy statements received regarding client securities. We capture voting data for all clients, including a description of each proposal for which a vote was cast, identification of each proposal as either proposed by management or by shareholders, and related documents prepared by us that were material in making a decision how to vote or that memorializes the basis for that decision. Additionally, we also document all client requests for proxy voting information.
All of the above-mentioned data will be maintained in our office for a period of not less than 5 years from the end of the fiscal year during which the last entry was made or recorded.
Frontier Capital Management Company, LLC
Proxy Voting Statement and Guidelines
As an investment adviser and fiduciary of client assets, Frontier Capital utilizes proxy voting policies and procedures intended to pursue its clients’ best interest by protecting the value of clients’ investments. Frontier Capital recognizes that proxies have an economic value. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. These written proxy policies and procedures are designed to reasonably ensure that Frontier Capital votes proxies in the best interest of clients for whom Frontier Capital has voting authority.
Frontier Capital’s authority to vote proxies does not extend to taking any legal action with regard to class action suits relating to securities purchased by Frontier Capital for its clients. Frontier Capital provides instructions to custodians and brokers regarding tender offers and rights offerings for securities in client accounts. However, Frontier Capital does not provide legal advice to clients and, accordingly, does not determine whether a client should join, opt out of or otherwise submit a claim with respect to any legal proceedings, including bankruptcies or class actions, involving securities held or previously held by the client. Frontier Capital generally does not have authority to submit claims or elections on behalf of clients in legal proceedings. Should a client, however, wish to retain legal counsel and/or take action regarding any class action suit proceeding, Frontier Capital will provide the client or the client’s legal counsel with information that may be needed upon the client’s reasonable request.
Arrangements with Outside Firms
Frontier Capital has contracted with a third-party vendor (the “proxy vendor”) to provide vote recommendations according to a set of pre-determined proxy voting policy guidelines. Frontier Capital has also contracted with the proxy vendor to act as agent for the proxy voting process and to maintain records on proxy voting for our clients. The vendor has represented to Frontier Capital that it uses its best efforts to ensure that its proxy voting recommendations are in accordance with these policies as well as relevant requirements of the ERISA and the U.S. Department of Labor’s interpretations thereof.
There may be occasional circumstances in which Frontier Capital exercises its voting discretion to deviate from the proxy vendor’s recommendation. Frontier Capital’s action in these cases is described in the Conflicts of Interest section of these policies and procedures.
Proxy Voting Committee
Frontier Capital has a Proxy Voting Committee (the “Committee”) that is responsible for deciding what is in the best interest of clients when determining how proxies are voted. The Committee is comprised of the Chief Compliance Officer (“CCO”), the Operations Manager, and one or more Portfolio Managers. The Committee performs the following tasks in satisfying its responsibility:
■ Reviews annually, and revises as necessary, this Proxy Voting Statement and Guidelines (the “Proxy Statement”);
■ Reviews annually all proxy votes taken to determine if those votes were consistent with the Proxy Statement, including any votes where Frontier Capital determined it had a material conflict of interest;
■ Reviews annually the proxy vendor’s proxy voting policies to determine that they continue to be consistent with the Proxy Statement and reasonably designed to be in the best interests of Frontier Capital’s clients; and
■ Reviews and approves as necessary any changes to the proxy vendor’s proxy voting policies.
Determination and Execution of Discretionary Authority
Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier Capital. If a client contract is silent on whether the client delegates proxy voting authority to Frontier Capital, Frontier Capital will be implied to have proxy voting authority.
Frontier Capital will not neglect its proxy voting responsibilities, but Frontier Capital may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, Frontier Capital may be unable to vote securities that have been lent by the custodian or may choose not to vote where doing so would prevent transacting in those securities for a certain period of time (referred to as “share blocking”).
Proxy Voting Process
Frontier Capital’s Operations team (“Operations”) manages the proxy voting process. The proxy vendor provides an online portal that shows all ballots received, together with the company’s voting recommendation and the proxy vendor’s voting recommendation. Operations distributes this information, as well as any additional proxy soliciting materials (such as a company’s response to the proxy vendor’s recommendation) received by Frontier Capital at least three days prior to the voting date, to an investment professional for deliberation. Prior to the voting date, Operations submits Frontier Capital’s vote via the online portal, a record of which is maintained by the proxy vendor.
Investment professionals determine how Frontier Capital votes client proxies. Absent specific client instructions, or in the event that no determination is made by the investment professional, Frontier Capital generally votes client proxies according to recommendations made by the proxy vendor. Investment professionals wishing to deviate from these recommendations must provide the CCO with a written explanation of the reason for the deviation, and the CCO will consider potential conflicts of interest as described in greater detail below.
Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures must also be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.
Conflicts of Interest
As noted, Frontier Capital has adopted the proxy vendor’s proxy voting guidelines. The adoption of these proxy voting guidelines provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest. Examples of such conflicts are when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. The intent of this policy is to remove any discretion that Frontier Capital may have to interpret how to vote proxies in cases where Frontier Capital has a material conflict of interest or the appearance of a material conflict of interest.
Although under normal circumstances Frontier Capital is not expected to deviate from the proxy vendor’s recommendation, the CCO will monitor any situation where Frontier Capital wishes to do so. In these situations, the CCO will consider whether Frontier Capital has a material conflict of interest. If the CCO determines that a material conflict exists, Frontier Capital will vote the proxy using either of the following two methods: (a) we will follow the recommendations of the proxy vendor; or (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients. If the CCO determines that a material conflict does not exist, then we may vote the proxy in our discretion. The Committee reviews annually all votes cast where Frontier Capital determined it had a material conflict of interest.
Proxy Vendor Oversight
Changes to Proxy Vendor Proxy Voting Policies and Guidelines
The proxy vendor notifies Frontier Capital of any material changes to its proxy voting policies and guidelines. On an annual basis, the proxy vendor distributes its updated guidelines to Frontier Capital.
New Account Setup
As part of the account setup process, Client Services will review a new investment advisory agreement to determine if Frontier Capital has voting authority. If voting authority has been granted, Operations will provide the proxy vendor with the required instructions to set up the new account. On the following business day, Operations will review the proxy vendor’s systems to confirm the account was setup in accordance with Frontier Capital’s instructions.
Account Reconciliations
On a periodic basis, the proxy vendor will provide Frontier Capital with a list of Frontier Capital clients for which the proxy vendor is voting. This is designed to ensure that the proxy vendor is voting for all clients for whom Frontier Capital retains voting authority. In that regard, Frontier Capital will conduct a periodic reconciliation between its records and the proxy vendor’s records.
Initial and Periodic Due Diligence of Proxy Vendors
When considering whether to retain or continue retaining Frontier Capital’s proxy vendor to provide research or voting recommendations, Frontier Capital will consider factors such as the following:
■ The proxy vendor’s capacity and competency to adequately analyze the matters for which the investment adviser is responsible for voting;
■ The adequacy and quality of the proxy vendor’s personnel, processes, and technology;

■ The adequacy of the proxy vendor’s process for seeking timely input from issuers and proxy vendor clients with respect to proxy voting policies, methodologies, and peer group constructions, including for “say-on-pay” votes;
■ The proxy vendor’s engagement with issuers, including the firm’s process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm’s process, if any, for investment advisers to access the issuer’s views about the firm’s voting recommendations in a timely and efficient manner;
■ The adequacy of the proxy vendor’s disclosures regarding its sources of information and methodologies for formulating voting recommendations and, in making such recommendations;
■ The proxy vendor’s consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote;
■ The proxy vendor’s policies and procedures for identifying and addressing conflicts of interest;
■ The proxy vendor to update the investment adviser regarding business changes that may affect the proxy vendor’s capacity and competency to provide independent proxy voting advice or carry out voting instructions;
■ Whether the proxy vendor appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders; and
■ The proxy voting vendor’s policies and procedures to keep confidential Frontier Capital’s non-public information, including Frontier Capital’s intention to proxy votes.
Votes Cast Other than According to the Proxy Vendor’s Pre-Determined Policies
Frontier Capital’s CCO, who is also the General Counsel, will periodically confirm that all documentation regarding any decisions to vote other than according to the proxy vendor’s pre-determined policies is accurate and complete.
Client Disclosure
Frontier Capital includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients can contact Frontier Capital at 617-261-0777 to obtain a copy of these policies and procedures and information about how Frontier Capital voted with respect to the Client’s securities. Any request for information about proxy voting or class actions should be promptly forwarded to the CCO, who will respond to any such requests.
Upon a client’s request, the proxy agent will provide Frontier Capital with the following information:
■ the name of the issuer of the portfolio security
■ the ticker symbol of the security
■ the CUSIP of the security
■ the shareholder meeting date
■ a description of the matter voted on
■ whether the matter was proposed by the issuer or by a security holder
■ whether the account voted on the matter
■ how each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)
■ whether the vote that was cast was for or against management’s recommendation
As a matter of policy, Frontier Capital does not disclose to companies or clients how it expects to vote on upcoming proxies. Additionally, Frontier Capital does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.
Recordkeeping
Frontier Capital will maintain in an easily accessible place for a period of six years, the first two years in an appropriate Frontier Capital office, the following documents (except documents maintained on Frontier Capital’s behalf by the proxy agent as specifically noted below):
■ Frontier Capital’s proxy voting policies and procedures and the proxy voting guidelines;

■ Proxy statements received regarding client securities, which Frontier Capital may satisfy by relying on the proxy agent, on Frontier Capital’s behalf, to retain a copy of each proxy statement;
■ Records of votes cast on behalf of its clients, which Frontier Capital may satisfy by relying on the proxy agent to retain, on Frontier Capital’s behalf, a record of the vote cast;
■ A copy of any document created by Frontier Capital personnel that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for that decision; and
■ A copy of each written client request for information on how Frontier Capital voted proxies on behalf of the client, and a copy of any written response by Frontier Capital to any written or oral client request for information on how Frontier Capital voted proxies on behalf of the requesting client.
Pzena Investment Management, LLC Proxy Voting
INTRODUCTION
As a registered investment adviser and fiduciary, Pzena Investment Management, LLC (“PIM”) exercises our responsibility, where applicable, to vote in a manner that, in our judgement, is solely in the client’s best interest and will maximize long-term shareholder value. The following policies and procedures have been established to ensure decision making is consistent with PIM’s fiduciary responsibilities and applicable regulations under the Investment Company Act, Advisers Act and ERISA.
GENERAL APPROACH
Each proxy that comes to PIM to be voted shall be evaluated per the prudent process described below, in terms of what is in the best interest of our clients. We deem the best interest of clients to be solely that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health, and stability). We will not subordinate the interests of our clients to any non-pecuniary interests nor will we promote non-pecuniary benefits or goals unrelated to our clients’ long-term financial interests.
PIM’s standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client’s account. Where PIM has voting responsibility on behalf of a client, and absent any client specific instructions, we generally follow the Voting Guidelines (“Guidelines”) set forth below. These Guidelines, however, are not intended as rigid rules and do not cover all possible proxy topics. Each proxy issue will be considered individually and PIM reserves the right to evaluate each proxy vote on a case-by-case basis, as long as voting decisions reflect what is in the best interest of our clients.
To the extent that, in voting proxies for an account subject to ERISA, PIM determines that ERISA would require voting a proxy in a manner different from these Guidelines, PIM may override these Guidelines as necessary in order to comply with ERISA. Additionally, because clients, including ERISA clients, do not pay any additional fees or expenses specifically related to our proxy voting, there is not a need to consider the costs related to proxy voting impacting the value of an investment or investment performance.
In those instances where PIM does not have proxy voting responsibility, we shall forward any proxy materials to the client or to such other person as the client designates.
Proxy Voting Limitations
While subject to the considerations discussed above, PIM uses our best efforts to vote proxies, in certain circumstances it may be impractical or impossible to do so. Such instances include but are not limited to share blocking, securities lending, if PIM concludes that abstention is in our clients’ economic interests and/or the value of the portfolio holding is indeterminable or insignificant.
VOTING GUIDELINES
The following Guidelines summarize PIM’s positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted. These Guidelines are not exhaustive and do not cover all potential voting issues or the intricacies that may surround individual proxy votes. Actual proxy votes may also differ from the Guidelines presented, as we will evaluate each individual proxy on its own merit.

It is also worth noting that PIM considers the reputation, experience and competence of a company’s management and board when it researches and evaluates the merits of investing in a particular security. In general, PIM has confidence in the abilities and motives of the board and management of the companies in which we invest.
1) ROUTINE BUSINESS
PIM will typically vote in accordance with the board and management on the items below and other routine issues when adequate information on the proposal is provided.
i. Change in date and place of annual meeting (if not associated with a takeover);
ii. Change in company name;
iii. Approval of financial statements;
iv. Reincorporation (unless to prevent takeover attempts);
v. Stock splits; or
vi. Amend bylaws/articles of association to bring in line with changes in local laws and regulations.
PIM will oppose vague, overly broad, open-ended, or general “other business” proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.
2) CAPITAL STRUCTURE
Stock Issuance
PIM will consider on a case-by-case basis all proposals to increase the issuance of common stock, considering company-specific factors that include, at a minimum:
i. Past board performance (use of authorized shares during the prior three years);
ii. Stated purpose for the increase;
iii. Risks to shareholders of not approving the request; or
iv. Potential dilutive impact.
PIM will generally vote for such proposals (without preemptive rights) up to a maximum of 20% more than currently issued capital over a specified period, while taking into account management’s prior use of these preemptive rights. PIM will, however, vote against such proposals if restrictions on discounts are inadequate and/or the limit on the number of times the mandate may be refreshed are not in line with local market practices.
3) AUDIT SERVICES
PIM is likely to support the approval of auditors unless,
i. Independence is compromised;
ii. Non-audit (“other”) fees are greater than the sum of the audit fees1, audit-related fees2 and permissible tax fees3;
iii. There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
iv. Serious concerns about accounting practices are identified such as fraud, misapplication of Generally Accepted Accounting Principles (“GAAP”) and material weaknesses identified in Section 404 disclosures of the Sarbanes-Oxley Act of 2002.

1 Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with the SEC
2 Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards
3 Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

PIM will also apply a case-by-case assessment to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.
4) COMPENSATION
PIM supports reasonable incentive programs designed to attract and retain key talent. PIM typically supports management’s discretion to set compensation for executive officers, so long as the plan aligns management and shareholder interests. PIM evaluates each plan in detail to assess whether the plan provides adequate incentive to reward long-term performance and the impact on shareholder value (e.g. dilution).
Say on Pay
PIM prefers a shareholder vote on compensation plans to provide a mechanism to register discontent with the plan itself or management team performance. As long as such proposals are non-binding and worded in a generic manner (unrestrictive to actual company plans), PIM will support them. In evaluating these proposals, PIM will generally consider, at minimum: company performance, pay practices relative to industry peers, potentially problematic pay practices and/or past unresponsive behavior.
Circumstances where PIM may oppose these proposals include:
i. Restricts the company’s ability to hire new, suitable management; or
ii. Restricts an otherwise responsible management team in some other way harmful to the company.
Pay for Performance
PIM will generally support plans under which 50% or more of the shares awarded to top executives are tied to performance goals. Maintaining appropriate pay-for-performance alignment means executive pay practices must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. Our evaluation of this issue will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; equity-based plan costs; and dilution.
Incentive Options
PIM is generally supportive of incentive options that provide the appropriate degree of pay-for-performance alignment (as per the above) and are therefore in shareholder best interest. PIM will vote on a case-by-case basis depending on certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa.
However, the following would generally cause PIM to vote against a management incentive arrangement:
i. The proposed plan is in excess of 10% of shares;
ii. Company has issued 3% or more of outstanding shares in a single year in the recent past;
iii. The new plan replaces an existing plan before the existing plan’s termination date and some other terms of the new plan are likely to be adverse to the maximization of investment returns; or
iv. The proposed plan resets options, or similarly compensates executives, for declines in a company’s stock price. This includes circumstances where a plan calls for exchanging a lower number of options with lower strike prices for an existing larger volume of options with high strike prices, even when the option valuations might be considered the same total value. However, this would not include instances where such a plan seeks to retain key executives who have been undercompensated in the past.
Golden Parachutes / Severance Agreements

PIM will vote on a case-by-case basis, considering at minimum existing change-in-control arrangements maintained with named executive officers and new or extended arrangements.
PIM will generally vote against such proposals if:
i. The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company’s industry;
ii. The proposed parachute or severance arrangement is considerably more financially attractive than continued employment. Although PIM will apply a case-by-case analysis of this issue, as a general rule, a proposed severance arrangement which is three or more times greater than the affected executive’s then current compensation shall be voted against; or
iii. The triggering mechanism in the proposed arrangement is solely within the recipient’s control (e.g., resignation).
Tax Deductibility
Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a case-by-case basis, considering the overall impact of the amendment(s).
Pay Peer Groups
PIM prefers that compensation peer groups are based on the industry, not size, revenue or balance sheet.
5) BOARD
Director Elections
PIM generally will evaluate director nominees individually and as a group based on our assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character. PIM will apply a case-by-case approach to determine whether to vote for or against directors nominated by outside parties whose interests may conflict with our interests as shareholders, regardless of whether management agrees with the nomination.
Board Independence
PIM will generally withhold votes from or vote against any insiders on audit, compensation or nominating committees, and from any insiders and affiliated outsiders on boards that are not at least majority independent. PIM also prefers companies to have compensation and audit committees composed of entirely independent directors.
PIM may vote in favor of any such directors in exceptional circumstances where the company has shown significant improvement.
Board Size
PIM believes there is no optimal size or composition that fits every company. However, PIM prefers that the number of directors cannot be altered significantly without shareholder approval; otherwise potentially allowing the size of the board to be used as an anti-takeover defense.
Board Tenure
PIM believes that any restrictions on a director’s tenure, such as a mandatory retirement age or length of service limits, could harm shareholder interests by forcing experienced and knowledgeable directors off the board. However, PIM prefers that boards do not have more than 50% of members serving for longer than ten years to avoid board entrenchment and ‘group-think’.
Chairman/CEO
PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on our assessment of the strength of the company’s governing structure, the independence of the board and compliance with NYSE and NASDAQ listing requirements, among other factors. When the positions of Chairman and CEO are combined, PIM prefers that the company has a lead independent director to provide some independent oversight.

Cumulative Voting
PIM will generally vote against proposals to establish cumulative voting, as this leads to misaligned voting and economic interest in a company. PIM will, however, vote in favor of proposals for cumulative voting at controlled companies where insider voting power is greater than 50%.
Director Over-Boarding
PIM will vote such proposals on a case-by-case basis but prefers that directors do not sit on more than three additional boards. In evaluating these proposals PIM will consider, at minimum, management tenure, director business expertise and director performance.
Classified Boards
PIM generally opposes classified boards because this makes a change in board control more difficult and hence may reduce the accountability of the board to shareholders. However, these proposals will be evaluated on a case-by-case basis and will consider, at minimum, company and director performance.
Board Diversity
PIM is generally supportive of a diverse board (age, race, gender etc.) that is representative of its customers and stakeholders. That said, PIM does not believe in board quotas or any restrictions on director tenure that could harm shareholder interests by preventing qualified board candidates from being nominated or forcing experienced or knowledgeable directors off the board.
6) SHAREHOLDER RIGHTS
In general PIM does not support any proposals designed to limit shareholder rights; below we have outlined some of the issues we consider most important.
Special Meetings
PIM generally supports proposals enabling shareholders to call a special meeting of a company so long as at least a 15% threshold with a one-year holding period is necessary for shareholders to do so. However, on a case-by-case basis, a 10% threshold may be deemed more appropriate should particular circumstances warrant; for example, in instances where executive compensation or governance has been an issue for a company.
One Share, One Vote
PIM is generally opposed to proposals to create dual-class capitalization structures as these provide disparate voting rights to different groups of shareholders with similar economic investments. However, PIM will review proposals to eliminate a dual-class structure on a case-by-case basis, considering, at minimum, management’s prior record.
Supermajority
PIM does not support supermajority voting provisions with respect to corporate governance issues unless it would be in the best interest of shareholders. In general, vesting a minority with veto power over shareholder decisions could deter tender offers and hence adversely affect shareholder value.
Proxy Access
PIM will assess these proposals on a case-by-case basis, but generally supports proxy access proposals that include an ownership level and holding period of at least 3% for three years or 10% for one year.
7) SOCIAL/ENVIRONMENTAL
PIM will consider environmental and social proposals on their own merits and make a case-by-case assessment. PIM will consider supporting proposals that address material issues if we believe they will protect and/or enhance the long-term value of the company.
While PIM is generally supportive of resolutions seeking additional ESG disclosures, such proposals will be evaluated on a case-by-case basis, taking into consideration whether the requested disclosure is material, incremental and of reasonable cost to the business.

8) ANTI-TAKEOVER
PIM generally supports anti-takeover measures that are in the best interest of shareholders and does not support anti-takeover measures such as poison pills that entrench management and/or thwart maximization of investment returns.
ROLES & RESPONSIBILITIES
Role of ISS
PIM has engaged Institutional Shareholder Services (“ISS”) to provide a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our client portfolios. In engaging and continuing to engage ISS, PIM has determined that, where applicable, ISS proxy voting guidelines are consistent with ERISA’s fiduciary duties including that the votes are made in the best interest of our clients, focus on yielding the best economic results for our clients. ISS also votes, records and generates a voting activity report for our clients and assists us with recordkeeping and the mechanics of voting. In no circumstance shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by PIM. PIM retains responsibility for instructing ISS how to vote, and we still apply our own Guidelines as set forth herein. PIM does not utilize pre-population or automated voting except as a safeguard mechanism designed to ensure that, in the unlikely event that we fail to submit vote instructions for a particular proxy, our shares will still get voted. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with our Guidelines (when they specifically cover the item being voted on), and to refer all other items back to PIM for instruction (when there is no PIM policy covering the vote).
When voting a proxy for a security that PIM’s Research team does not cover, we will vote in accordance with our Guidelines (when they specifically cover the item being voted on) and defer to ISS’s recommendations on all other items.
Periodically, PIM’s Vendor Management Committee conducts a due diligence review of ISS, through which it reviews and evaluates certain key policies and procedures submitted to us by ISS. On a quarterly basis, PIM reviews proxy voting reports for a sample of accounts by comparing and reconciling them against one another and against our internal holdings information for those accounts. PIM also samples and reviews proxy votes when testing our Proxy Voting Policy, as part of our regular compliance testing procedures. Further, PIM reviews ISS’ procedures for receiving additional information from issuers after a proxy has been sent, incorporating that information into its recommendations, and sending that information and/or updated recommendations to PIM.
Role of Analyst
The analyst who is responsible for covering the company also votes the associated proxies since they have first-hand in-depth knowledge of the company. In evaluating proxy issues, the analyst will utilize a variety of sources to help come to a decision:
i. Information gathered through in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes regular external engagements with senior management of portfolio companies and internal discussions with Portfolio Managers (“PMs”) and the Chief Investment Officer (“CIO”), as needed;
ii. ISS reports to help identify and flag factual issues of relevance and importance;
iii. Information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services; and/or
iv. Where applicable, any specific guidelines designated in writing by a client.
Proxy Voting Committee
To help make sure that PIM votes client proxies in accordance with our fiduciary obligation to maximize shareholder value, we have established a Proxy Voting Committee (“the Committee”) which is responsible for overseeing the Guidelines. The Committee consists of representatives from Legal and Research, including our Chief Compliance Officer (“CCO”), Director of Research (“DOR”), and at least one PM (who represents the interests of all PIM’s portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The Committee will meet at least once annually and as often as necessary to oversee our approach to proxy voting.

The DOR is responsible for monitoring the analyst’s compliance with the Guidelines, the CCO is responsible for monitoring overall compliance with these procedures and an internally-designated “Proxy Coordinator” is responsible for day-to-day proxy voting activities.
CONFLICTS OF INTEREST
PIM is sensitive to conflicts of interest that may arise in the proxy voting process. PIM believes that application of the Guidelines should, in most cases, adequately address any potential conflicts of interest. However, if an actual or potential material conflict of interest has been identified, PIM has put in place a variety of different mitigation strategies as outlined below.
A potential material conflict of interest could exist in the following situations:
i. PIM manages any pension or other assets affiliated with a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios;
ii. PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; or
iii. A PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member is generally defined as a spouse, child, parent, or sibling.
If a potential material conflict of interest exists, the following procedures will be followed:
i. If our proposed vote is consistent with the Guidelines, above, we will vote in accordance with our proposed vote;
ii. If our proposed vote is inconsistent with or not covered by our Guidelines, but is consistent with the recommendations of ISS, we will vote in accordance with ISS recommendations; and
iii. If our proposed vote is inconsistent with or not covered by our Guidelines, and is inconsistent with the recommendations of ISS, the CCO and the DOR (or their respective designees) (the “Conflicts Committee”) will review the potential conflict and determine whether the potential conflict is material.
a. If the Conflicts Committee determines that the potential conflict is not material, we will vote in accordance with the proposed vote.
b. If the Conflicts Committee determines the potential conflict is material, the Conflicts Committee will review the proposed vote, the analysis and rationale for the vote recommendation, the recommendations of ISS and any other information the Conflicts Committee may deem necessary in order to determine whether the proposed vote is reasonable and not influenced by any material conflicts of interest. The Conflicts Committee may seek to interview the research analysts or portfolio managers or any other party it may deem necessary for making its determination.
i. If the Conflicts Committee determines the proposed vote is reasonable and not influenced by any conflicts of interest, we will vote in accordance with our proposed vote.
ii. If the Conflicts Committee cannot determine that the proposed vote is reasonable and not influenced by any conflict of interest, the Conflicts Committee will determine the best course of action in the best interest of the clients which may include deferring to the ISS recommendation or notifying each client who holds the relevant securities of the potential conflict, to seek such client’s voting instruction.
On an annual basis, we will review and assess the conflicts policies and Code of Conduct that ISS posts on its website for sufficiency in addressing potential conflict of interest, self-dealing and improper influence issues that may affect voting recommendations by ISS. PIM will also periodically review samples of ISS’ recommendations for voting proxies, after the vote has occurred to ensure that ISS’ recommendations are consistent with ISS’ proxy voting guidelines, as applicable. PIM’s analysts also incorporate information regarding ISS’ potential conflicts of interest into their process when evaluating and voting proxies, and on a quarterly basis, our DOR reviews an updated list of ISS’ significant client relationships.
Other Situations
Client Conflict

Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios, the following guidance should be followed:
i. The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an analyst’s determination whether a vote for or against a proposal is in the best interest of our clients.
ii. Where PIM determines that it is in the best interest of our clients to vote against that proposal, a designated member of PIM’s client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client’s proxy differently than it is voting the proxies of our other clients.
iii. If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM’s total assets under management, and PIM has determined that it is in the best interest of our clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within three business days of delivery of such disclosure, PIM will be free to vote such client’s proxy as stated in such disclosure.
Analyst Conflict
If the analyst voting the proxy also beneficially owns shares of the company in his/her personal trading accounts, they must notify the Proxy Coordinator and the DOR must sign off on the analyst’s votes for that company. It is the responsibility of each analyst to disclose such personal interest and obtain such approval. Any other owner, partner, officer, director, or employee of PIM who has a personal or financial interest in the outcome of the vote is prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.
VOTING PROCEDURES
If an analyst desires to vote contrary to the Guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the analyst will discuss the vote with the CIO, and/or DOR and/or a PM for the strategy in which the security is held. The CIO, DOR and/or the PM, shall, in turn, determine how to vote the proxy based on the analyst’s recommendation and the long-term economic impact such vote will have on the securities held in client portfolios. If the CIO, DOR and/or the PM agree with the analyst’s recommendation and determine that a contrary vote is advisable the analyst will provide written documentation of the reasons for the vote.
Vote Processing
It is understood that PIM’s and ISS’ ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian’s and banks in updating their records and forwarding proxies. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.
Client Communication
PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients. We also will update our ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed. Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.
Return Proxies
The CCO or designee shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes, unless not possible to do so due to late receipt or other exigent circumstances.
CORPORATE ACTIONS
PIM is responsible for monitoring both mandatory (e.g. calls, cash dividends, exchanges, mergers, spin-offs, stock dividends and stock splits) and voluntary (e.g. rights offerings, exchange offerings, and tender offers) corporate actions. Operations personnel will ensure that all corporate actions received are promptly reviewed and recorded in PIM’s portfolio accounting system, and properly executed by the custodian banks for all eligible portfolios. On a daily basis, a file of PIM’s security database is sent to a third-party service, Vantage, via an automated upload which then provides corporate action information for securities included in the file. This information is received and acted upon by the Operations personnel responsible for corporate action processing. In addition, PIM receives details on voluntary and mandatory corporate actions from the custodian banks via email or online system and all available data is used to properly understand each corporate event.
Voluntary Corporate Actions
The Portfolio Management team is responsible for providing guidance to Operations on the course of action to be taken for each voluntary corporate action received in accordance with the standards described above for proxy voting, including, but not limited to, acting in the best interest of clients to maximize long-term shareholder value and yield the best economic results. In some instances, if consistent with such standards, the Portfolio Management team may maintain standing instructions on particular event types. As appropriate, Legal and Compliance may be consulted to determine whether certain clients may participate in certain corporate actions. Operations personnel will then notify each custodian bank, either through an online interface, via email, or with a signed faxed document of the election selected. Once all necessary information is received and the corporate action has been vetted, the event is processed in the portfolio accounting system and filed electronically. A log of holdings information related to the corporate action is maintained for each portfolio in order to confirm accuracy of processing.
CLASS ACTIONS
PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation.
RECORD KEEPING
PIM or ISS, on PIM’s behalf, maintains (i) copies of the proxy materials received by PIM for client securities; (ii) records of proxies that were not received and what actions were taken to obtain them; (iii) votes cast on behalf of clients by account; (iv) records of any correspondence made regarding specific proxies and the voting thereof; (v) client requests for proxy voting information (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX); (vi) documents prepared by PIM to inform and/or memorialize a voting decision, including these policies and procedures and any documentation related to a material conflict of interest; and (vii) records of any deviations from broad Guidelines. Such records will be maintained for a minimum of six years.
POLICY REVIEW
The Proxy Voting Committee reviews these Voting Guidelines and procedures at least annually and makes such changes as it deems appropriate, considering current trends and developments in corporate governance and related issues, as well as operational issues facing PIM and applicable regulations under the Investment Company Act, Advisers Act and ERISA.
Schroders Proxy Voting Policy Summary
Proxy Voting General Principles
Pursuant to its Proxy Voting policy, Schroders votes on all shares in publicly quoted equities except as described below. Schroders votes on all of its clients’ shares covered by its policy, except in the following very limited circumstances:
•
Where there are share blocking requirements over the shares and the Investment team considers that the ability to trade the shares is more important than the ability to vote, it may elect not to do so. In this case, Schroders’ Corporate Governance team is consulted and must approve this decision.
•
Where the relevant Corporate Governance team considers that costs associated with voting the shares (for example, the financial and/or administrative cost of providing additional documentation) may outweigh the value of the ability to vote.
•
Where there are physical barriers to voting and/or timing issues. For example, where the Schroders proxy voting provider has not provided an electronic means to vote or has not provided their research (which enables Schroders to vote) more than one U.K. business day before the voting cut off.

All voting is conducted as per Global and Regional Voting Guidelines adopted by the Schroders Group.
Schroders Global Voting Guidelines can be found here. The Global Voting Guidelines set the minimum standards to be applied and are supported by the Regional Voting Guidelines, where applicable, which provide specific guidance on how to apply these locally. All voting is conducted in line with such Guidelines except in the circumstances described above.
Global and Regional Voting Guidelines are reviewed at least annually by regional Corporate Governance teams, with any material changes agreed with by the Compliance team.
Corporate Governance teams are responsible for conducting the voting on shares covered by Schroders Proxy Voting policy.
Corporate Governance teams discuss and agree with the relevant Investment teams how to vote with respect to each issuer’s shares covered by the policy with reference to the applicable Global and Regional Voting Guidelines, and any discussion and/or other engagement with each company. Once an agreement is reached, the relevant Corporate Governance team is responsible for voting accordingly.
Schroders has the ability to conduct all voting electronically.
All voting is conducted via the electronic voting platform provided by Schroders proxy voting provider, unless there are specific operational reasons not to do so or Schroders attends the meeting in person.
Voting Escalation Process
Where an agreement on how to vote the shares cannot be reached between the relevant Corporate Governance team and the relevant Investment team(s):
•
The Corporate Governance team and the Investment team(s) will each write a memo setting out their views on the resolution, how they believe the shares should be voted and their rationale.
•
The Corporate Governance team shall convene a meeting (electronically or physically) between the disagreeing parties and the Co-Head of Investment and Head of Equities who will adjudicate and make a decision on how to vote the shares.
•
The Corporate Governance team will document this decision in writing and vote the shares in accordance with the decision.
For the avoidance of doubt, Schroders is not required to follow any recommendations made by the Schroders proxy voting provider, provided as part of its research.
Conflicts of Interest
Schroders is responsible for monitoring and identifying situations that could give rise to a conflict of interest, including those that could give rise to a conflict of interest when voting at company meetings. Those responsible for monitoring and identifying situations that could give rise to a conflict of interest are responsible for informing the Corporate Governance team of any potential conflicts in accordance with Schroders Group Conflicts of Interest Policy.
Where a potential conflict is identified with respect to an account on whose behalf the Corporate Governance team is voting, or the company being voted on, Schroders will typically follow the standard voting recommendations of the Schroders proxy voting provider.
Examples of potential conflicts of interest include, but are not limited to:
•
Where the company in question is a significant client, or part of the same group, as a significant client of Schroders.
•
Where the Schroders’ employee making the voting decision is a director of, significant shareholder of, or has a position of influence at the company in question.
•
Where a Schroders plc director or senior manager is a director of the company in question.
•
Where Schroders plc or an affiliate is a shareholder of the company being voted on.

•
Where there is a conflict of interest between one client and another client, or there is pressure to vote in a particular way due to a client request.
•
Where the Corporate Governance team votes on Schroders plc resolutions.
There may be scenarios where it is in the best interest of a client to override the recommendations of the Schroders proxy voting provider. In such scenarios, Schroders will obtain approval for the decision from Schroders’ the Head of Equities (or other relevant asset class) with the reason for such a vote being recorded in writing. In cases where a recommendation from the Schroders proxy voting provider is not available, Schroders will vote in what it considers to be the best interests of its clients.
Corporate Actions
In the case of mergers, acquisitions, or similar corporate actions where an account holds investments in both the target and the acquirer, Schroders acts in what it considers the best interests of its clients based on the information available at the time.
There may be other instances where different accounts, managed by the same or different Schroders fund managers, hold stocks on either side of a transaction. In these cases, the fund managers will each vote in the best interests of their respective clients. The Corporate Governance team will execute the votes on the instruction of the relevant Investment team(s).
WELLINGTON MANAGEMENT COMPANY LLP
Global Proxy Voting Policies and Procedures
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.
The purpose of this document is to outline Wellington Management’s approach to executing proxy voting. Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are contained in a separate document, set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting for proxies. The Guidelines set out our general expectations on how we vote rather than rigid rules that we apply without consideration of the particular facts and circumstances.
Statement of Policy
Wellington Management:
1) Votes client proxies for which clients have affirmatively delegated proxy voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which it would exercise voting authority, or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy.
2) Seeks to vote proxies in the best financial interests of the client for which we are voting.
3) Identifies and resolves all material proxy-related conflicts of interest between the firm and our clients in the best interests of the client.
Responsibility and Oversight
The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.

Procedures
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research and to manage the administrative aspects of proxy voting. We view third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms.
Our primary voting agent processes proxies for client accounts and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.
We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting materials to Wellington Management or its designated voting agent in a timely manner.
Reconciliation
Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees that have not forwarded the proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in non-electronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots and does not notify custodians of non-receipt; Wellington Management is only able to reconcile ballots where clients have consented to providing holdings information with its provider for this purpose.
Proxy Voting Process
Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s activities with regards to proxy voting practices.
Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Material Conflict of Interest Identification and Resolution Processes
Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending
Clients may elect to participate in securities lending Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.
Share Blocking and Re-Registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, the proxy materials are not delivered in a timely fashion; or, in Wellington Management’s judgment, the costs of voting exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization or the disclosure of client confidential information are required).
Additional Information
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, as well as the Voting Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.
SAI 934 022025

PART C
VANGUARD WHITEHALL FUNDS
OTHER INFORMATION
Item 28. Exhibits
(a)	Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 98 dated November 1, 2023, is hereby incorporated by reference.
(b)	By-Laws, Amended and Restated By-Laws, is filed herewith.
(c)	Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant’s Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (a) above.
(d)
Investment Advisory Contracts for Donald Smith & Co., Inc. (with respect to Vanguard Selected Value Fund), filed with Post-Effective Amendment No. 44 dated February 27, 2012; for Pzena Investment Management, LLC (with respect to Vanguard Selected Value Fund), filed with Post-Effective Amendment No. 56 on March 31, 2014; for
Frontier Capital Management Co., LLC and Wellington Management Company LLP, (each with respect to Vanguard
Mid-Cap Growth Fund), filed with Post-Effective Amendment No. 81 dated February 27, 2019; for Cooke & Bieler
L.P. (with respect to Vanguard Selected Value Fund), filed with Post-Effective Amendment No. 85 dated
February 27, 2020; for Baillie Gifford Overseas Ltd. (with respect to Vanguard International Explorer Fund), filed with
Post-Effective Amendment No. 89 dated February 26, 2021; for Wellington Management Company LLP (with respect to Vanguard Advice Select Dividend Growth Fund and Vanguard Advice Select Global Value Fund); for
Baillie Gifford Overseas Ltd. (with respect to Vanguard Advice Select International Growth Fund), filed with
Post-Effective Amendment No. 93 dated November 9, 2021; for Wellington Management Company LLP (with respect to Vanguard International Dividend Growth Fund), filed with Post-Effective Amendment No. 98 dated
November 1, 2023; and for Schroder Investment Management North America Inc. (with respect to Vanguard
International Explorer Fund) and for Schroder Investment Management North America Inc. (Sub-Advisory
Agreement with Schroder Investment Management North America Limited), filed with Post-Effective Amendment
No. 99 dated February 27, 2024, are hereby incorporated by reference. For Wellington Management Company LLP
(with respect to Vanguard International Explorer Fund), is filed herewith. The Vanguard Group, Inc., provides investment advisory services to Vanguard High Dividend Yield Index Fund, Vanguard Emerging Markets
Government Bond Index Fund, Vanguard Global Minimum Volatility Fund, Vanguard International High Dividend
Yield Index Fund, and Vanguard International Dividend Appreciation Index Fund pursuant to the Fifth Amended and
Restated Funds’ Service Agreement, refer to Exhibit (h) below. Amendment to the Investment Advisory Agreement for Wellington Management Company LLP, filed with Post-Effective Amendment No. 97 on August 18, 2023, is hereby incorporated by reference. Amendments to the Investment Advisory Agreements for Donald Smith & Co.,
Inc.; Frontier Capital Management Co., LLC; and Pzena Investment Management, LLC, filed with Post-Effective
Amendment No. 99 on February 27, 2024, are hereby incorporated by reference.

(e)	Underwriting Contracts, not applicable.
(f)	Bonus or Profit Sharing Contracts, reference is made to the section entitled “Management of the Funds” in Part B of this Registration Statement.
(g)	Custodian Agreements, for Bank of New York Mellon, JPMorgan Chase Bank, and State Street Bank and Trust Company, are filed herewith.
(h)
Other Material Contracts, Fifth Amended and Restated Funds’ Service Agreement, filed with Post-Effective
Amendment No. 85 dated February 27, 2020, is hereby incorporated by reference. Form of Authorized Participant
Agreement, filed with Post-Effective Amendment No. 42 dated February 24, 2011, is hereby incorporated by reference. Form of Fund of Funds Investment Agreement, filed with Post-Effective Amendment No. 95 dated
February 25, 2022, is hereby incorporated by reference.

(i)	Legal Opinion, not applicable.
(j)	Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.
(k)	Omitted Financial Statements, not applicable.
(l)	Initial Capital Agreements, not applicable.

(m)	Rule 12b-1 Plan, not applicable.
(n)	Rule 18f-3 Plan, Vanguard Funds Multiple Class Plan, is filed herewith.
(o)	Reserved.
(p)
Code of Ethics, for Donald Smith & Co., Inc., filed with Post-Effective Amendment No. 92 dated September 20,
2021, is hereby incorporated by reference. For Cooke & Bieler, L.P., filed with Post-Effective Amendment No. 96 dated February 27, 2023, are hereby incorporated by reference. For Schroder Investment Management North
America Limited and The Vanguard Group Inc., filed with Post-Effective Amendment No. 99 on February 27, 2024, are hereby incorporated by reference. For Schroders Investment Management North America Inc., filed with
Post-Effective Amendment No. 97 on August 18, 2023, is hereby incorporated by reference. For Baillie Gifford &
Co., Frontier Capital Management Company, LLC, Pzena Investment Management, LLC, and Wellington
Management Company, LLP, are filed herewith.

Item 29. Persons Controlled by or under Common Control with Registrant
None.
Item 30. Indemnification
The Registrant’s organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers, and may indemnify its underwriter or affiliated persons, from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office with the Registrant. In addition, the Registrant maintains liability insurance policies which, under certain circumstances, provides coverage to Trustees and officers.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Securities Act) may be permitted for directors, officers, or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Item 31. Business and Other Connections of Investment Adviser
Cooke & Bieler, L.P., (Cooke & Bieler) is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 31 of officers and directors of Cooke & Bieler, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Cooke & Bieler pursuant to the Advisers Act (SEC File No. 801-60411).
Baillie Gifford Overseas Ltd. (Baillie Gifford) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Baillie Gifford, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Baillie Gifford pursuant to the Advisers Act (SEC File No. 801-21051).
Frontier Capital Management Co., LLC, (Frontier) is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 31 of officers and directors of Frontier, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Frontier pursuant to the Advisers Act (SEC File No. 801-15724).
Schroder Investment Management North America Inc. (Schroders), is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Schroders together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Schroders pursuant to the Advisers Act (SEC File No. 801-15834).
Schroder Investment Management North America Limited (Schroder Limited), is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Schroder Limited, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Schroder Limited pursuant to the Advisers Act (SEC File No. 801-37163).
Donald Smith & Co., Inc. (Donald Smith & Co.), is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Donald Smith & Co., together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Donald Smith & Co. pursuant to the Advisers Act (SEC File No. 801-10798).
Pzena Investment Management, LLC (Pzena), is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Pzena, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Pzena pursuant to the Advisers Act (SEC File No. 801-50838).
Wellington Management Company LLP (Wellington Management) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and partners of Wellington Management, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).
The Vanguard Group, Inc. (Vanguard), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 31 of officers and directors of Vanguard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).
Item 32. Principal Underwriters
(a)
Vanguard Marketing Corporation, a wholly owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of over 200 funds.

(b)	The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.

Name	Positions and Office with Underwriter	Positions and Office with Funds
Matthew J. Benchener	President and Chief Executive Officer Designee	None
John E. Bisordi	General Counsel and Vice President	None
Amma Boateng	Vice President	None
Barbara Bock	Controller	None
Jason Botzler	Vice President	None
Matthew C. Brancato	Vice President	None
Christine Buchanan	Senior Vice President	Chief Financial Officer
Jacob Buttery	Assistant Secretary	None
Sarah Green	Anti-Money Laundering Officer	None
Kaitlyn Holmes	Vice President	None
Paul M. Jakubowski	Vice President	None
John James	Vice President	None
Andrew Kadjeski	Vice President	None

Name	Positions and Office with Underwriter	Positions and Office with Funds
Amy M. Laursen	Vice President	None
James D. Martielli	Vice President	None
Janelle McDonald	Vice President	None
Douglas R. Mento	Vice President	None
Beth Morales Singh	Secretary	None
Armond E. Mosley	Vice President	None
Manish Nagar	Chief Information Security Officer	None
Faith Nsereko	Senior Vice President	None
Salvatore L. Pantalone	Principal Financial Officer and Treasurer	None
Nicolas Pesciarelli	Senior Vice President	None
David Petty	Senior Vice President	None
Michael Rollings	Senior Vice President	Finance Director
John E. Schadl	Vice President	Assistant Secretary
Carrie Simons	Assistant Secretary	Assistant Secretary
Marc Stewart	Chief Compliance Officer	None
Parks Strobridge	Vice President	None
Nitin Tandon	Chief Information Officer	None
Marisa Tilghman	Senior Vice President	None
Matthew Tretter	Principal Operations Officer	None
Massy Williams	Vice President	None

(c)	Not applicable.
Item 33. Location of Accounts and Records
The books, accounts, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of the Registrant, 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant’s Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant’s Custodians, State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114, The Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286, and JPMorgan Chase Bank, 383 Madison Avenue, New York, NY 10179; and the Registrant’s investment advisors at their respective locations identified in this Registration Statement.
Item 34. Management Services
Other than as set forth in the section entitled “Management of the Funds” in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.
Item 35. Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 27th day of February, 2025.
Vanguard Whitehall Funds
BY:
/s/ Salim Ramji*

Salim Ramji
Chief Executive Officer, President, and Trustee
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:
Signature	Title	Date
/s/ Salim Ramji* Salim Ramji	Chief Executive Officer, President, and Trustee	February 27, 2025
/s/ Tara Bunch* Tara Bunch	Trustee	February 27, 2025
/s/ Mark Loughridge* Mark Loughridge	Independent Chair	February 27, 2025
/s/ Scott C. Malpass* Scott C. Malpass	Trustee	February 27, 2025
/s/ John Murphy* John Murphy	Trustee	February 27, 2025
/s/ Lubos Pastor* Lubos Pastor	Trustee	February 27, 2025
/s/ Rebecca Patterson* Rebecca Patterson	Trustee	February 27, 2025
/s/ André F. Perold* André F. Perold	Trustee	February 27, 2025
/s/ Sarah Bloom Raskin* Sarah Bloom Raskin	Trustee	February 27, 2025
/s/ Grant Reid* Grant Reid	Trustee	February 27, 2025
/s/ David Thomas* David Thomas	Trustee	February 27, 2025
/s/ Barbara Venneman* Barbara Venneman	Trustee	February 27, 2025

Signature	Title	Date
/s/ Peter F. Volanakis* Peter F. Volanakis	Trustee	February 27, 2025
/s/ Christine Buchanan* Christine Buchanan	Chief Financial Officer	February 27, 2025
*By: /s/ John E. Schadl
John E. Schadl, pursuant to a Power of Attorney Filed Herewith.